UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-04984

                            AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        William F. Quinn, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: December 31, 2008

                  Date of reporting period: December 31, 2008


ITEM 1. REPORTS TO STOCKHOLDERS.

 GUIDANCE l VISION l EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                  Annual Report

                                    (GRAPHIC)

December 31, 2008

S&P 500 INDEX FUND
SMALL CAP INDEX FUND
INTERNATIONAL EQUITY INDEX FUND

About American Beacon Advisors

     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message ...............................................            1
Performance Overviews .............................................            3
American Beacon Funds
   Statements of Assets and Liabilities ...........................           12
   Statements of Operations .......................................           13
   Statements of Changes in Net Assets ............................           14
   Notes to Financial Statements ..................................           15
   Financial Highlights ...........................................           21
State Street Equity 500 Index Portfolio
   Portfolio of Investments .......................................           31
   Statement of Assets and Liabilities ............................           37
   Statement of Operations ........................................           38
   Statements of Changes in Net Assets ............................           39
   Financial Highlights ...........................................           40
   Notes to Financial Statements ..................................           41
Master Small Cap Index Series
   Summary Schedule of Investments ................................           51
   Statement of Assets and Liabilities ............................           57
   Statement of Operations ........................................           58
   Statements of Changes in Net Assets ............................           59
   Financial Highlights ...........................................           59
   Notes to Financial Statements ..................................           60
Master International Index Series
   Summary Schedule of Investments ................................           68
   Statement of Assets and Liabilities ............................           74
   Statement of Operations ........................................           75
   Statements of Changes in Net Assets ............................           76
   Financial Highlights ...........................................           76
   Notes to Financial Statements ..................................           77
Additional Information ............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2008

(PHOTO OF WILLIAM F. QUINN)

FELLOW SHAREHOLDERS,

     Enclosed is the Annual Report for the American Beacon S&P 500, Small Cap and International Equity Index Funds for the twelve months ended December 31, 2008.

     During the past twelve months, we experienced unprecedented market turmoil in all asset classes. Initially, the sub-prime mortgage crisis and rising oil and food prices contributed to an economic slowdown that culminated into a market-wide credit crisis and squeeze on liquidity. The situation reached crisis proportions in mid-September with the bankruptcy of Lehman Brothers, the resulting losses incurred by investors in money market funds, and the unprecedented government intervention in the financial system. The S&P 500 Index finished the year -37.00%, while the Russell 2000(R) Index and the MSCI EAFE Index finished -33.79% and -43.38%, respectively, for the period.

     The American Beacon S&P 500 Index Fund and American Beacon Small Cap Index Fund reported competitive returns of -37.08% and -33.58%, respectively, for the period. The American Beacon International Equity Index Fund reported returns of -41.85%, which was 1.53% better than the corresponding Index return.

     Please review the enclosed market overview, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ William F. Quinn

                                        William F. Quinn
                                        President
                                        American Beacon Funds

DOMESTIC MARKET OVERVIEW
DECEMBER 31, 2008 (UNAUDITED)

     Equity markets in 2008 will be reviewed and studied for years to come, but the memories of the year will not be cherished. The S&P 500 fell 37% during the year. It was the worst showing in U.S. equity markets since the 1930's. There were many headlines during the year and much of the news concerning the stock market was not good. The year started with an unauthorized futures position costing Societe Generale billions of dollars in losses. Stress in the debt markets created ripple effects into the stock market and the broad economy. In March, Bear Stearns was rescued from the brink of bankruptcy when the government arranged a takeover by JPMorgan Chase.

     As summer approached, commodity prices continued to skyrocket. Oil hovered near $140 per barrel at the end of June and inflation and recession fears were rampant in the market. Liquidity in fixed income and money markets was poor throughout the period, but the worst was yet to come. In early September, the markets began one of the wildest periods in history. In the span of a few weeks:
Lehman Brothers went bankrupt; Merrill Lynch entered a hastily arranged merger with Bank of America; Fannie Mae and Freddie Mac were nationalized; Morgan Stanley and Goldman Sachs became bank holding companies; AIG received a huge government loan ($85 Billion at announcement, later ballooning well over $100 Billion;) and Washington Mutual, one of the country's largest banks, was taken over by the FDIC. During the same period, the money market effectively froze and the flight to quality was such a rush that T-Bills actually traded with negative yields.

     Governments across the globe responded with multiple policies to restore confidence in the markets. Capital was invested into banks, money market funds were temporarily guaranteed, FDIC insurance was increased, short-term debt facilities were created to increase liquidity and confidence, interest rates were slashed to historic lows, money supplies were dramatically increased, and fiscal stimulus plans were launched.

     In December equity markets improved off their lows and credit markets improved somewhat. Then markets ended the year with news of an alleged Ponzi scheme involving a very large hedge fund. While this news did not directly impact capital markets, it was another blow to already weary investors. All in all, 2008 will go down in history as a very challenging year, one that tested the stamina of even the most seasoned long-term investor.

S&P is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use, "Standard and Poor's(R)", "S&P", "Standard & Poor's 500", "S&P 500" are all trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

Russell 2000 Index is a registered trademark of Frank Russell Company.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
DECEMBER 31, 2008 (UNAUDITED)

     For the twelve months ended December 31, 2008, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund was -37.08%, slightly below the S&P 500 Index (the "Index") return of -37.00% and even with the Lipper S&P 500 Objective Funds Index return of -37.08%.

                          COMPARISON OF CHANGE IN VALUE
                            OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98 THROUGH 12/31/08

                              (PERFORMANCE GRAPH)

                          ANNUALIZED TOTAL RETURNS     VALUE OF
                           PERIODS ENDED 12/31/08      $10,000
                        ---------------------------   12/31/98-
                        1 YEAR   5 YEARS   10 YEARS    12/31/08
                        ------   -------   --------   ---------
Institutional
   Class(1, 4) ......   -37.08%   -2.30%    -1.55%     $8,550
PlanAhead
   Class(1, 2, 4) ...   -37.35%   -2.76%    -1.97%     $8,193
Lipper S&P 500
   Objective Funds
   Index (3) ........   -37.08%   -2.41%    -1.64%     $8,473
S&P 500 Index (3) ...   -37.00%   -2.19%    -1.38%     $8,700

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) A portion of the fees charged to the PlanAhead Class of the Fund was waived through 2002. Performance prior to waiving fees was lower than the actual returns shown for periods prior to 2002.

(3.) The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.

(4.) The total annual Fund operating expense ratios set forth in the most recent
     Fund prospectus for the Institutional and PlanAhead Class shares was 0.13% and 0.63%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     All ten sectors within the Index lost value during the year. Consumer Staples, historically known as a defensive sector, was the top performing sector, falling only 15.5%. The other "defensive" sectors, Health Care (down 22.8%) and Utilities (down 29.0%) managed to keep losses below 30%. The remaining seven sectors lost 30% or more. Given the year's headlines, it is no surprise that Financials took the biggest losses during the year. The sector fell 55.3%, as once mighty institutions took huge losses and a number of bankruptcies hit the sector. The Materials and Information Technology sectors, down 45.7% and 43.2%, respectively, also suffered mightily during the year. These sectors have historically been more sensitive to economic cycles, and the Materials sector was also hit by crashing commodity prices in the second half of the year.

     At the security level, there were some individual bright spots during the year. Discount retailers Family Dollar Stores and Wal-Mart rose 38.6% and 20.0%, respectively. These companies benefitted from a shift in consumer preferences toward low cost retailers. Amgen and Barr Pharmaceuticals, up 24.4% and 23.9%, respectively, fared well as the Health Care sector is less vulnerable to changes in economic conditions. Financial institutions took five of the bottom six spots on the return scale for the year. Lehman Brothers, Washington Mutual, Fannie Mae, Freddie Mac, and AIG posted some of the worst returns in 2008. Lehman Brothers and Washington Mutual went bankrupt and lost over 99% of their value. Fannie Mae and Freddie Mac were nationalized and lost 98%. AIG was rescued by a huge government package and lost over 97% of its equity value. There were many other companies posting significant losses on equity value as the pain was

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
DECEMBER 31, 2008 (UNAUDITED)

widespread, but particularly acute in the Financial sector.

     The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

TOP TEN HOLDINGS

                                % OF
                             EQUITIES*
                             ---------
Exxon Mobil Corp.               5.2%
Procter & Gamble Co.            2.4%
General Electric Co.            2.2%
AT&T, Inc.                      2.1%
Johnson & Johnson               2.1%
Chevron Corp.                   1.9%
Microsoft Corp.                 1.9%
Wal-Mart Stores, Inc.           1.6%
Pfizer, Inc.                    1.5%
JPMorgan Chase and Company      1.5%

*    Percent of the equities of State Street Equity 500 Index Portfolio

EQUITY SECTOR ALLOCATION

                                % OF
                             EQUITIES*
                             ---------
Information Technology         15.3%
Health Care                    14.8%
Energy                         13.3%
Financials                     13.3%
Consumer Staples               12.8%
Industrials                    11.1%
Consumer Discretionary          8.4%
Utilities                       4.2%
Telecommunication Services      3.8%
Materials                       3.0%

*    Percent of the equities of State Street Equity 500 Index Portfolio

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

     For the twelve months ended December 31, 2008, the total return of the Institutional Class of the American Beacon Small Cap Index Fund was -33.58%. The Fund's performance exceeded the Russell 2000(R) Index (the "Index") return of -33.79% and also the Lipper Small-Cap Core Funds Index return of -35.59%.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00 THROUGH 12/31/08

                              (PERFORMANCE GRAPH)

                              ANNUALIZED TOTAL RETURNS
                               PERIODS ENDED 12/31/08
                             --------------------------   VALUE OF
                                                SINCE      $10,000
                                        5     INCEPTION   7/31/00-
                             1 YEAR   YEARS   (7/31/00)   12/31/08
                             ------   -----   ---------   --------
Institutional
   Class(1, 3) ...........   -33.58%  -1.04%    1.18%      $11,036
Lipper Small-Cap
   Core Funds Index(2) ...   -35.59%  -1.02%    1.96%      $11,774
Russell 2000
   Index(2) ..............   -33.79%  -0.93%    1.29%      $11,139

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.20%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     All ten sectors within the Index posted negative returns for the twelve months. From a sector perspective, losses were most prominent in Telecommunication Services, which was down 49.7%. The Energy and Consumer Discretionary sectors were also hit hard, declining 49.5% and 47.7%, respectively. At the top were the defensive Utilities and Consumer Staples sectors, which posted comparatively small losses of 11.3% and 17.9%, respectively.

     The highest individual stock returns in the Index were generated by Emergent BioSolutions, Inc., up 416.0%, Crawford & Co., up 250.4%, and Star Scientific, Inc., up 219.2%. By contrast, there were several stocks within the Index that essentially lost all of their value during the period, including VeraSun Energy Corp., LandAmerica Financial Group, Inc., and Downey Financial Corp.

     The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

TOP TEN HOLDINGS

                                   % OF
                                EQUITIES*
                                ---------
Ralcorp Holdings, Inc.             0.4%
Myraid Genetics, Inc.              0.4%
Alexion Pharmaceuticals, Inc.      0.4%
Waste Connections, Inc.            0.3%
Realty income Corp.                0.3%
Piedmont Natural Gas Co.           0.3%
OSI Pharmaceuticals, Inc.          0.3%
Comstock Resources, Inc.           0.3%
Westar Energy, Inc.                0.3%
ITC Holdings, Corp.                0.3%

EQUITY SECTOR ALLOCATION

                                   % OF
                                EQUITIES*
                                ---------
Financials                        23.4%
Industrials                       16.9%
Information Technology            15.8%
Health Care                       15.3%
Consumer Discretionary            11.0%
Energy                             4.4%
Utilities                          4.4%
Consumer Staples                   3.9%
Materials                          3.7%
Telecommunication Services         1.2%

*    Percent of equity portion of Master Small Cap Index Series

INTERNATIONAL MARKET OVERVIEW
DECEMBER 31, 2008 (UNAUDITED)

     2008 turned out to be a year investors would like to forget, but instead will vividly remember. For much of the first half of the year, equity markets held together as the hope of global decoupling (meaning that some markets could be insulated from the effects of the U.S.-centered economic and credit problems) kept investors from panicking. The seminal event appears to have been Lehman Brothers' bankruptcy declaration in September, which drove fear higher and confidence lower, while causing a massive decline in economic activity in the United States and around the world.

     In a stark reversal of prior years' trends, non-U.S. markets noticeably underperformed their U.S. counterparts for the 12-month period, with the MSCI EAFE Index losing 43.4% versus the 37.0% decline of the S&P 500 Index. Non-U.S. stocks started off the year stronger, but quickly lost ground as the credit crisis revealed itself to be global in nature and as the worldwide economy turned south. European stocks declined sharply in the second half of the year, and for 2008 as a whole, U.K. markets lost 31.0% and markets in Continental Europe were off more than 40%. In Japan, the Nikkei 225 fell 40.1%. In one of the headline stories of 2008, the decoupling theory was put to rest as emerging markets failed to hold up amid the global downturn. Key markets in China and Russia lost more than 60% and the MSCI Emerging Markets Index as a whole was down 53.3%.

     Amid all the economic and market gloom, one of the primary concerns that dominated sentiment earlier in the year - the escalation in commodity prices - dissipated. After peaking at $150 per barrel in July, oil prices collapsed to below $40, less than half of where they started the year.

     The U.S. dollar displayed mixed performance against most major global currencies during 2008, advancing 38.5% and 5.2% versus the British pound and euro, respectively, while declining 18.9% versus the yen.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

     For the twelve months ended December 31, 2008, the Institutional Class of the American Beacon International Equity Index Fund posted a total return of -41.85%, exceeding the MSCI EAFE Index (the "Index") return of -43.38% and the Lipper International Funds Index return of -43.63%.

                          COMPARISON OF CHANGE IN VALUE
                            OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00 THROUGH 12/31/08

                              (PERFROMANCE GRAPH))

                                           ANNUALIZED TOTAL RETURNS
                                            PERIODS ENDED 12/31/08
                                         ----------------------------   VALUE OF
                                                              SINCE      $10,000
                                                            INCEPTION   7/31/00-
                                         1 YEAR   5 YEARS   (7/31/00)   12/31/08
                                         ------   -------   ---------   --------
Institutional Class(1, 3) ............   -41.85%   2.13%      -0.71%     $9,420
Lipper International Funds Index(2) ..   -43.63%   2.15%      -0.41%     $9,663
MSCI EAFE Index(2) ...................   -43.38%   1.66%      -0.86%     $9,294

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. Performance is that of the MSCI EAFE Index through 9/30/01, the MSCI Provisional EAFE Index from 10/1/01 through 5/31/02, and the MSCI EAFE Index thereafter. One cannot invest directly in an index.

(3.) The total annual Fund operating expense ratio in the most recent prospectus for the Fund was 0.19%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     All ten sectors and 21 countries represented in the Index recorded negative returns for the twelve months. At the country level, Japan and Switzerland, down 29.2% and 30.5%, respectively, fared considerably better than other regions. The equity markets in Ireland, Austria, and Belgium, down 71.9%, 68.4% and 66.5%, respectively, posted the lowest returns.

     From a sector perspective, losses were most prominent in Financials, which lost 54.9% for the year amid unprecedented difficulties in the banking and credit systems. Materials and Consumer Discretionary were also hit hard, declining 52.5% and 45.2%, respectively. At the top was the defensive Health Care sector which posted a comparatively small loss of 18.7%.

     On an individual-stock basis, firms Acom Co. Ltd and Fast Retailing Co. Ltd. were the strongest performers, up 122.8% and 103.4%, respectively. By contrast, Financial companies Immoeast AB. (down 96.4%), Anglo Irish Bank Corp. (down 98.5%), and Babcock & Brown Ltd. (down 99.5%) were the most notable laggards within the Index.

     The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

TOP TEN HOLDINGS

                                % OF
                             EQUITIES*
                             ---------
Nestle S.A.                     1.9%
BP plc                          1.8%
Novartis AG                     1.5%
Total S.A.                      1.5%
HSBC Holdings plc               1.5%
Roche Holdings AG               1.4%
Vodafone Group, plc             1.4%
GlaxoSmithKline plc             1.3%
Telefonica S.A.                 1.2%
Royal Dutch Shell plc           1.2%

EQUITY SECTOR ALLOCATION

                                % OF
                             EQUITIES*    EAFE
                             ---------   -----
Financials                     22.6%     22.6%
Industrials                    11.5%     11.5%
Consumer Staples               10.3%     10.3%
Health Care                     9.7%      9.8%
Consumer Discretionary          9.6%      9.6%
Energy                          8.6%      8.5%
Materials                       7.9%      7.9%
Utilities                       7.7%      7.7%
Telecommunication Services      7.0%      7.0%
Information Technology          5.1%      5.1%

*    Percent of equity portion of Master International Index Series

COUNTRY ALLOCATION

                                  (PIE CHART)

                                % OF
                             EQUITIES*    EAFE
                             ---------   -----
JAPAN                          25.3%     25.3%
UNITED KINGDOM                 19.9%     12.9%
FRANCE                         10.9%     10.9%
GERMANY                         8.8%      8.7%
SWITZERLAND                     8.3%      8.4%
AUSTRALIA                       6.0%      6.0%
SPAIN                           4.6%      4.5%
ITALY                           3.7%      3.7%
NETHERLANDS                     2.4%      2.4%
HONG KONG                       2.0%      2.0%
SWEDEN                          2.0%      2.0%
FINLAND                         1.4%      1.4%
SINGAPORE                       1.1%      1.1%
DENMARK                         0.8%      0.8%
BELGIUM                         0.7%      0.8%
NORWAY                          0.6%      0.6%
GREECE                          0.5%      0.5%
AUSTRIA                         0.3%      0.3%
IRELAND                         0.3%      0.3%
PORTUGAL                        0.3%      0.3%
NEW ZEALAND                     0.1%      0.1%

*    Percent of equity portion of Master International Index Series

FUND EXPENSES
DECEMBER 31, 2008 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

ACTUAL EXPENSES

     The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" row to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and PlanAhead Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

ACTUAL

                                         S&P 500    SMALL CAP   INTERNATIONAL
INSTITUTIONAL CLASS                       INDEX       INDEX      EQUITY INDEX
-------------------                     ---------   ---------   -------------
Beginning Account Value 7/1/08 ......   $1,000.00   $1,000.00     $1,000.00
Ending Account Value 12/31/08 .......   $  715.27   $  732.56     $  651.17
Expenses Paid During Period* 7/1/08 -
   12/31/08 .........................   $    0.56   $    0.83     $    0.79
Annualized Expense Ratio ............        0.13%       0.19%         0.19%

                                         S&P 500
PLANAHEAD CLASS                           INDEX
---------------                         ---------
Beginning Account Value 7/1/08 ......   $1,000.00
Ending Account Value 12/31/08 .......   $  713.80
Expenses Paid During Period* 7/1/08 -
   12/31/08 .........................   $    2.76
Annualized Expense Ratio ............        0.64%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following table provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and PlanAhead Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Expenses Paid During Period" line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

HYPOTHETICAL

                                         S&P 500    SMALL CAP   INTERNATIONAL
INSTITUTIONAL CLASS                       INDEX       INDEX      EQUITY INDEX
-------------------                     ---------   ---------   -------------
Beginning Account Value 7/1/08 ......   $1,000.00   $1,000.00     $1,000.00
Ending Account Value 12/31/08 .......   $1,024.48   $1,024.18     $1,024.18
Expenses Paid During Period* 7/1/08 -
   12/31/08 .........................   $    0.66   $    0.97     $    0.97
Annualized Expense Ratio ............        0.13%       0.19%         0.19%

                                         S&P 500
PLANAHEAD CLASS                           INDEX
---------------                         ---------
Beginning Account Value 7/1/08 ......   $1,000.00
Ending Account Value 12/31/08 .......   $1,021.92
Expenses Paid During Period* 7/1/08 -
   12/31/08 .........................   $    3.25
Annualized Expense Ratio ............        0.64%

----------
* Expenses are equal to each Fund's annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds, comprised of the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund, and the American Beacon International Equity Index Fund (collectively, the "Funds") as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Master Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                            /s/ Ernst & Young LLP

Dallas, Texas
February 27, 2009

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                            INTERNATIONAL
                                                                   S&P 500      SMALL CAP    EQUITY INDEX
                                                                  INDEX FUND   INDEX FUND        FUND
                                                                 -----------   ----------   -------------
ASSETS:
   Investment in Portfolio, at value .........................   $   236,359   $   31,773    $   184,586
   Receivable for fund shares sold ...........................         1,198           20          1,315
   Prepaid expenses ..........................................             7           --              1
                                                                 -----------   ----------    -----------
      TOTAL ASSETS ...........................................       237,564       31,793        185,902
                                                                 -----------   ----------    -----------
LIABILITIES:
   Payable for fund shares redeemed ..........................             7          201              1
   Distribution fees payable (Note 2) ........................             3           --             --
   Administrative service and service fees payable (Note 2) ..            11            1              6
   Other liabilities .........................................            45           39             35
                                                                 -----------   ----------    -----------
      TOTAL LIABILITIES ......................................            66          241             42
                                                                 -----------   ----------    -----------
   NET ASSETS ................................................   $   237,498   $   31,552    $   185,860
                                                                 ===========   ==========    ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital ...........................................       320,116       47,304        280,932
   Undistributed net investment income (expense) .............           200           --            199
   Accumulated net realized gain (loss) ......................       (57,898)      (2,005)       (17,665)
   Unrealized net appreciation (depreciation) of investments
      and futures contracts ..................................       (24,920)     (13,747)       (77,606)
                                                                 -----------   ----------    -----------
NET ASSETS ...................................................   $   237,498   $   31,552    $   185,860
                                                                 ===========   ==========    ===========
Shares outstanding (no par value):
   Institutional Class .......................................    18,389,270    3,944,761     24,925,743
                                                                 ===========   ==========    ===========
   PlanAhead Class ...........................................     1,070,885           --             --
                                                                 ===========   ==========    ===========
Net asset value, offering and redemption price per share:
   Institutional Class .......................................   $    12 .21   $     8.00    $     7.46
                                                                 ===========   ==========    ===========
   PlanAhead Class ...........................................   $    12 .06   $       --    $       --
                                                                 ===========   ==========    ===========

                             See accompanying notes
         See accompanying Financial Statements of the respective Master
                              Portfolios attached

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008 (IN THOUSANDS)

                                                                                           INTERNATIONAL
                                                                   S&P 500     SMALL CAP   EQUITY INDEX
                                                                 INDEX FUND   INDEX FUND        FUND
                                                                 ----------   ----------   -------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
   Dividend income ...........................................    $   6,561    $    544     $   9,342
   Interest income ...........................................          163          49            93
   Securities lending income .................................           --         105            --
   Portfolio expenses ........................................         (128)        (29)         (266)
   Other income ..............................................           --          --            40
                                                                  ---------    --------     ---------
      NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO .........        6,596         669         9,209
                                                                  ---------    --------     ---------
FUND EXPENSES:
   Administrative service fees (Note 2):
      Institutional Class ....................................          135          20           126
      PlanAhead Class ........................................           39          --            --
   Sub-administrative service fees:
      Institutional Class ....................................           --           2            35
   Transfer agent fees:
      Institutional Class ....................................            5           1             5
      PlanAhead Class ........................................            7          --            --
   Custody and accounting fees ...............................            8           7             4
   Professional fees .........................................           18          14            17
   Registration fees .........................................           29          --             1
   Service fees - PlanAhead Class (Note 2) ...................           39          --            --
   Printing ..................................................           23           2             6
   Other expenses ............................................            9           4            10
                                                                  ---------    --------     ---------
      TOTAL FUND EXPENSES ....................................          312          50           204
                                                                  ---------    --------     ---------
NET INVESTMENT INCOME ........................................        6,284         619         9,005
                                                                  ---------    --------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM MASTER
   PORTFOLIO
   Net realized gain (loss) from:
      Investments ............................................         (190)     (2,190)      (10,620)
      Foreign currency transactions ..........................           --          --          (796)
      Futures contracts ......................................       (3,158)       (773)       (2,634)
   Change in net unrealized appreciation or depreciation of:
      Investments ............................................     (128,008)    (14,546)     (126,068)
      Foreign currency transactions ..........................           --          --           171
      Futures contracts ......................................          180         356           151
                                                                  ---------    --------     ---------
      NET LOSS ON INVESTMENTS ................................     (131,176)    (17,153)     (139,796)
                                                                  ---------    --------     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    $(124,892)   $(16,534)    $(130,791)
                                                                  =========    ========     =========

                             See accompanying notes
         See accompanying Financial Statements of the respective Master
                              Portfolios attached

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                                       INTERNATIONAL EQUITY
                                        S&P 500 INDEX FUND     SMALL CAP INDEX FUND         INDEX FUND
                                       ---------------------   --------------------   ---------------------
                                            Year Ended             Year Ended               Year Ended
                                           December 31,            December 31,            December 31,
                                       ---------------------    --------------------   ---------------------
                                          2008        2007        2008        2007        2008        2007
                                       ---------   ---------    --------   ---------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...........   $   6,284   $   4,980    $    619   $   1,122   $   9,005   $   9,526
   Net realized gain (loss) on
      investments, foreign
      currency, and futures
      contracts ....................      (3,348)     16,526      (2,963)      2,722     (14,050)      6,420
   Change in net unrealized
      appreciation or depreciation
      of investments and futures
      contracts ....................    (127,828)     (8,818)    (14,190)     (2,345)   (125,746)     19,978
                                       ---------   ---------    --------   ---------   ---------   ---------
      NET INCREASE (DECREASE) IN
         NET ASSETS RESULTING
         FROM OPERATIONS ...........    (124,892)     12,688     (16,534)      1,499    (130,791)     35,924
                                       ---------   ---------    --------   ---------   ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ..........      (5,882)     (4,560)       (601)     (1,094)     (7,110)    (10,259)
      PlanAhead Class ..............        (267)       (286)         --          --          --          --
   Net realized gain on investments:
      Institutional Class ..........          --          --      (2,145)     (2,872)         --      (3,968)
      PlanAhead Class ..............          --          --          --          --          --          --
   Tax return of capital:
      Institutional Class ..........          --          --        (456)       (215)         --        (252)
                                       ---------   ---------    --------   ---------   ---------   ---------
      TOTAL DISTRIBUTIONS TO
         SHAREHOLDERS ..............      (6,149)     (4,846)     (3,202)     (4,181)     (7,110)    (14,479)
                                       ---------   ---------    --------   ---------   ---------   ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...     104,131     171,408      11,693      11,780     227,499     369,147
   Reinvestment of dividends and
      distributions ................       6,122       4,810       3,202       4,181       7,110      14,473
   Cost of shares redeemed .........     (31,890)   (132,948)    (15,932)   (112,832)   (178,141)   (299,885)
                                       ---------   ---------    --------   ---------   ---------   ---------
      NET INCREASE (DECREASE) IN
         NET ASSETS FROM CAPITAL
         SHARE TRANSACTIONS ........      78,363      43,270      (1,037)    (96,871)     56,468      83,735
                                       ---------   ---------    --------   ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET
   ASSETS ..........................     (52,678)     51,112     (20,773)    (99,553)    (81,433)    105,180
                                       ---------   ---------    --------   ---------   ---------   ---------
NET ASSETS:
   Beginning of period .............     290,176     239,064      52,325     151,878     267,293     162,113
                                       ---------   ---------    --------   ---------   ---------   ---------
   END OF PERIOD * .................   $ 237,498   $ 290,176    $ 31,552   $  52,325   $ 185,860   $ 267,293
                                       =========   =========    ========   =========   =========   =========
*Includes undistributed net
   investment income (loss) of .....   $     200   $     158    $    --    $      --   $     199   $    (418)
                                       =========   =========    ========   =========   =========   =========

                             See accompanying notes
         See accompanying Financial Statements of the respective Master
                              Portfolios attached

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     Effective September 12, 2008, American Beacon Advisors, Inc. (the "Manager") became a wholly-owned subsidiary of Lighthouse Holdings, Inc., which is indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two private equity firms. Prior to September 12, the Manager was a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. which retained a minority interest in the parent company of Lighthouse Holdings, Inc.

     Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a "Portfolio" and collectively the "Portfolios") are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding Portfolio.

                                                                              % OF PORTFOLIO
                                                                             HELD BY FUND AT
AMERICAN BEACON:                                 PORTFOLIOS:                DECEMBER 31, 2008
----------------                  ---------------------------------------   -----------------
S&P 500 Index Fund                State Street Equity 500 Index Portfolio         15.5%
Small Cap Index Fund              Master Small Cap Index Series                    9.2%
International Equity Index Fund   Master International Index Series               26.1%

     The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     The following is a summary of the significant accounting policies followed by the Funds.

Class Disclosure

     The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                          OFFERED TO:
------                --------------------------------------------------------------
INSTITUTIONAL CLASS   Investors making an initial investment of $2 million
PLANAHEAD CLASS       General public and investors investing through an intermediary

     Administrative service fees and service fees vary amongst the classes as described more fully in footnote 2.

     Investment income, net capital gains (losses) and all expenses incurred by the S&P 500 Index Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

Valuation of Investments

     Valuation of securities by each Portfolio is discussed in the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     The Portfolios adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective with the beginning of the Portfolios' fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the hierarchy under FAS 157 are described below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

     Level 3 - Prices determined using significant unobservable inputs. Unobservable inputs reflect the Portfolio's own assumptions about the factors market participants would use in pricing an investment and would be based on the best information available.

     The summary of inputs used to value the Portfolios' net assets as of December 31, 2008 is discussed in the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

Investment Income

     Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

Dividends to Shareholders

     Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles that may treat certain transactions differently than generally accepted accounting principles.

Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Valuation of Shares

     The price per share is calculated on each day on which shares are offered for sale. Net asset value per share is computed by dividing the value of each Fund's total assets (which includes the value of the Fund's investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. FEES AND TRANSACTIONS WITH AFFILIATES

Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

Service Plans

     The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

Subadministration Agreement

     The Trust, the Manager and BlackRock Advisors, LLC ("BlackRock") entered into a Subadministration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is to be reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     For FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48") purposes, there are no unrecognized tax benefits as of December 31, 2008 included in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations. For the year ended December 31, 2008, the Funds recognized $0 in interest and penalties.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows (in thousands):

                                         S&P 500 INDEX                SMALL CAP INDEX          INTERNATIONAL EQUITY INDEX
                                  ---------------------------   ---------------------------   ----------------------------
                                      YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                      ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      2008           2007           2008           2007           2008           2007
                                  ------------   ------------   ------------   ------------   ------------   -------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME:*
   Institutional Class ........      $ 5,882        $ 4,560        $   646        $ 1,510       $ 7,110         $11,655
   PlanAhead Class ............          267            286             --             --            --              --
LONG-TERM CAPITAL GAIN:
   Institutional Class ........           --             --          2,100          2,456            --           2,572
   PlanAhead Class ............           --             --             --             --            --              --
RETURN OF CAPITAL
   Institutional Class ........           --             --            456            215            --             252
                                     -------        -------        -------        -------       -------         -------
TOTAL TAXABLE DISTRIBUTIONS ...      $ 6,149        $ 4,846        $ 3,202        $ 4,181       $ 7,110         $14,479
                                     =======        =======        =======        =======       =======         =======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

     As of December 31, 2008, the components of distributable earnings on a tax basis we as follows (in thousands):

                                                              S&P 500      SMALL CAP   INT'L EQUITY
                                                            INDEX FUND    INDEX FUND    INDEX FUND
                                                            ----------    ----------   ------------
Cost basis of investments for federal income tax purposes    $ 277,291     $  47,038     $ 266,221
   Unrealized appreciation ..............................      230,374         4,278        17,377
   Unrealized depreciation ..............................     (271,306)      (19,543)      (99,012)
                                                             ---------     ---------     ----------
   Net unrealized depreciation ..........................      (40,932)      (15,264)      (81,635)

   Undistributed ordinary income ........................          136            --           462
   Capital and other accumulated losses .................      (41,683)         (267)      (13,797)
   Other temporary differences ..........................         (139)         (220)         (102)
                                                             ---------     ---------     ----------
Distributable earnings ..................................    $ (82,618)    $ (15,751)    $ (95,072)
                                                             =========     =========     =========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains/ (losses) on certain derivative instruments, reclassifications of income from real estate investment securities, and the realization for tax purposes on unrealized gains/ (losses) on investments in passive foreign investment companies.

     Due to the inherent differences in the recognition of income, expenses and realized gains/(losses) under the U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, futures, foreign currency, sales of

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

investments in passive foreign investment companies, dividend reclassifications and partnership transactions that have been reclassified as of December 31, 2008 (in thousands):

                                                                   S&P 500     SMALL CAP   INT'L EQUITY
                                                                 INDEX FUND   INDEX FUND    INDEX FUND
                                                                 ----------   ----------   ------------
Paid-in-capital ..............................................    $ 26,235     $(4,344)      $ 3,316
Undistributed net investment income ..........................         (93)        (18)       (1,278)
Accumulated net realized gain/(loss) .........................     (26,141)      4,362        (2,038)
Unrealized appreciation (depreciation) of investments, futures
   contracts, and foreign currency ...........................          (1)         --            --

     At December 31, 2008 capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

FUND                              2010      2011      2012      2013      2014    2015     2016     TOTAL
----                            -------   -------   -------   -------   -------   ----   -------   -------
S&P 500 Index ...............    $7,852     $635     $1,060    $2,311     $286     $--   $11,180   $23,324
International Equity Index ..        --      --         --         --       --      --   $ 9,746   $ 9,746

     Net capital and foreign currency losses incurred after October 31, 2008 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period ended December 31, 2008 (in thousands), the S&P 500 Index Fund deferred $18,359 of capital losses, the Small Cap Index Fund deferred $267 of capital losses and the International Equity Index Fund deferred $4,051 of capital losses to January 1, 2009.

4. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Year ended December 31, 2008

                                         INSTITUTIONAL CLASS     PLANAHEAD CLASS
                                         -------------------    -----------------
S&P 500 INDEX FUND                       SHARES     AMOUNT      SHARES    AMOUNT
------------------                       -------   ---------    ------   --------
Shares sold ..........................    5,952     $ 97,796      427    $ 6,335
Reinvestment of dividends ............      385        5,882       16        240
Shares redeemed ......................   (1,640)     (27,201)    (312)    (4,689)
                                         ------     --------     ----    -------
Net increase in shares outstanding ...    4,697     $ 76,477      131    $ 1,886
                                         ======     ========     ====    =======

                                                  INSTITUTIONAL CLASS
                                                  -------------------
SMALL CAP INDEX FUND                              SHARES       AMOUNT
--------------------                              -------    --------
Shares sold ..................................     1,023     $11,693
Reinvestment of dividends ....................       428       3,202
Shares redeemed ..............................    (1,378)    (15,932)
                                                  -------    -------
Net increase (decrease) in shares
   outstanding ...............................        73     $(1,037)
                                                  =======    =======

                                                  INSTITUTIONAL CLASS
                                                  -------------------
INTERNATIONAL EQUITY INDEX FUND                   SHARES      AMOUNT
-------------------------------                   -------    --------
Shares sold ..................................     19,770    $227,499
Reinvestment of dividends ....................      1,003       7,110
Shares redeemed ..............................    (15,836)   (178,141)
                                                  -------    --------
Net increase in shares outstanding ...........      4,937    $ 56,468
                                                  =======    ========

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

Year ended December 31, 2007

                                                   INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                                  --------------------   ----------------
S&P 500 INDEX FUND                                 SHARES      AMOUNT    SHARES    AMOUNT
------------------                                -------    ---------   ------   -------
Shares sold ..................................      8,415    $ 164,624     347    $ 6,784
Reinvestment of dividends ....................        227        4,560      13        250
Shares redeemed ..............................     (6,573)    (127,653)   (266)    (5,295)
                                                   ------    ---------    -----   -------
Net increase in shares outstanding ...........      2,069    $  41,531      94    $ 1,739
                                                   ======    =========    =====   =======

                                                   INSTITUTIONAL CLASS
                                                  --------------------
SMALL CAP INDEX FUND                               SHARES      AMOUNT
--------------------                              -------    ---------
Shares sold ..................................        788    $  11,780
Reinvestment of dividends ....................        302        4,181
Shares redeemed ..............................     (7,415)    (112,832)
                                                   ------    ---------
Net (decrease) in shares outstanding .........     (6,325)   $ (96,871)
                                                   ======    =========

                                                   INSTITUTIONAL CLASS
                                                  --------------------
INTERNATIONAL EQUITY INDEX FUND                    SHARES      AMOUNT
-------------------------------                   -------    ---------
Shares sold ..................................     27,066    $ 369,147
Reinvestment of dividends ....................      1,093       14,473
Shares redeemed ..............................    (20,878)    (299,885)
                                                  -------    ---------
Net increase in shares outstanding ...........      7,281    $  83,735
                                                  =======    =========

AMERICAN BEACON S&P 500 INDEX FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       Institutional Class
                                                                     Year Ended December 31,
                                                   ---------------------------------------------------------
                                                     2008        2007       2006         2005         2004
                                                   --------    --------   --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $  19.85    $  19.19   $  16.90     $  16.43     $  15.10
                                                   --------    --------   --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income:(A) ...................       0.35        0.39       0.33(C)      0.29         0.29
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized) .................      (7.64)       0.65       2.30         0.47         1.32
                                                   --------    --------   --------     --------     --------
Total income (loss) from investment
   operations ..................................      (7.29)       1.04       2.63         0.76         1.61
                                                   --------    --------   --------     --------     --------
LESS DISTRIBUTIONS:
   Dividends from net investment income ........      (0.35)      (0.38)     (0.34)       (0.29)       (0.28)
   Tax return of capital .......................         --          --         --         0.00(B)        --
                                                   --------    --------   --------     --------     --------
Total distributions ............................      (0.35)      (0.38)     (0.34)       (0.29)       (0.28)
                                                   --------    --------   --------     --------     --------
NET ASSET VALUE, END OF PERIOD .................   $  12.21    $  19.85   $  19.19     $  16.90     $  16.43
                                                   ========    ========   ========     ========     ========
TOTAL RETURN ...................................     (37.08)%      5.39%     15.69%        4.74%       10.76%
                                                   ========    ========   ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....   $224,583    $271,746   $223,008     $225,857     $244,668
   Ratios to average net assets (annualized):(A)
      Net investment income, net of waivers ....       2.23%       1.89%      1.85%        1.75%        1.85%
      Net investment income, before waivers ....       2.23%       1.89%      1.85%        1.75%        1.85%
      Expenses, including expenses of the
         master portfolio, net of waivers ......       0.13%       0.13%      0.14%        0.13%        0.17%
      Expenses, including expenses of the
         master portfolio, before waivers ......       0.13%       0.13%      0.14%        0.13%        0.17%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

(C)  Based upon average shares outstanding.

AMERICAN BEACON S&P 500 INDEX FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        PlanAhead Class
                                                                    Year Ended December 31,
                                                   --------------------------------------------------------
                                                     2008       2007        2006          2005        2004
                                                   -------    -------     -------       -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $ 19.60    $ 18.97     $ 16.69       $ 16.23     $ 14.96
                                                   -------    -------     -------       -------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) ....................      0.33       0.31(B)     0.27(B,D)     0.21        0.23(B)
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized) .................     (7.60)      0.62(B)     2.23(B)       0.48        1.29(B)
                                                   -------    -------     -------       -------     -------
Total income (loss) from investment
   operations ..................................     (7.27)      0.93        2.50          0.69        1.52
                                                   -------    -------     -------       -------     -------
LESS DISTRIBUTIONS:
   Dividends from net investment income ........     (0.27)     (0.30)      (0.22)        (0.23)      (0.25)
   Tax return of capital .......................        --         --          --          0.00(C)       --
                                                   -------    -------     -------       -------     -------
Total distributions ............................     (0.27)     (0.30)      (0.22)        (0.23)      (0.25)
                                                   -------    -------     -------       -------     -------
NET ASSET VALUE, END OF PERIOD .................   $ 12.06    $ 19.60     $ 18.97       $ 16.69     $ 16.23
                                                   =======    =======     =======       =======     =======
TOTAL RETURN ...................................    (37.35)%     4.88%      15.09%         4.32%      10.21%
                                                   =======    =======     =======       =======     =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....   $12,915    $18,430     $16,056       $48,985     $46,344
   Ratios to average net assets (annualized):(A)
      Net investment income ....................      1.73%      1.38%       1.37%         1.28%       1.43%
      Expenses, including expenses of the
         master portfolio ......................      0.62%      0.63%       0.61%         0.61%       0.62%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index.

(B) For the years ended December 31, 2004, 2006 and 2007 the net investment income and net gains on securities (both realized and unrealized) have been restated from 0.21 and 1.31, 0.17 and 2.33, and 0.28 and 0.65, respectively.

(C) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

(D)  Based upon average shares outstanding.

AMERICAN BEACON SMALL CAP INDEX FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      Institutional Class
                                                                    Year Ended December 31,
                                                   ---------------------------------------------------------
                                                     2008       2007         2006       2005        2004
                                                   -------    --------     --------    -------    --------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $ 13.51     $ 14.89     $  12.78     $12.57     $ 11.27
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) ....................      0.18        0.32         0.17       0.16        0.14
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
         realized and unrealized) ..............     (4.78)      (0.53)        2.11       0.42        1.87
                                                   -------     -------     --------    -------     -------
Total income (loss) from investment operations..     (4.60)      (0.21)        2.28       0.58        2.01
                                                   -------     -------     --------    -------     -------
LESS DISTRIBUTIONS:
   Dividends from net investment income ........     (0.17)      (0.31)       (0.17)     (0.17)      (0.13)
   Distributions from net realized gains on
      investments ..............................     (0.61)      (0.80)          --      (0.15)      (0.58)
   Tax return of capital(B) ....................     (0.13)      (0.06)          --      (0.05)         --
                                                   -------     -------     --------    -------     -------
Total distributions ............................     (0.91)      (1.17)       (0.17)     (0.37)      (0.71)
                                                   -------     -------     --------    -------     -------
NET ASSET VALUE, END OF PERIOD .................   $  8.00     $ 13.51     $  14.89     $12.78     $ 12.57
                                                   =======     =======     ========    =======     =======
TOTAL RETURN ...................................    (33.58)%     (1.63)%      17.85%      4.51%      17.91%
                                                   =======     =======     ========    =======     =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....   $31,552     $52,325     $151,878    $46,113     $39,196
   Ratios to average net assets (annualized):(A)
      Net investment income ....................      1.54%       1.49%        1.49%      1.12%       0.90%
      Expenses, including expenses of the
      master portfolio .........................      0.20%       0.20%        0.18%      0.18%       0.22%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Small Cap Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      Institutional Class
                                                                    Year Ended December 31,
                                                   ---------------------------------------------------------
                                                     2008         2007         2006        2005       2004
                                                   --------     --------     --------    -------    --------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $  13.37     $  12.76     $  10.33    $  9.39     $  8.01
                                                   --------     --------     --------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) ....................       0.39         0.52         0.23       0.21        0.17
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized) .................      (6.00)        0.85         2.50       1.06        1.44
Total income (loss) from investment operations..      (5.61)        1.37         2.73       1.27        1.61
                                                   --------     --------     --------    -------     -------
LESS DISTRIBUTIONS:
   Dividends from net investment income ........      (0.30)       (0.53)       (0.23)     (0.24)      (0.23)
   Distributions from net realized gains on
      investments ..............................         --        (0.22)       (0.07)        --          --
   Tax return of capital .......................         --        (0.01)(B)       --      (0.09)(B)      --
                                                   --------     --------     --------    -------     -------
Total distributions ............................      (0.30)       (0.76)       (0.30)     (0.33)      (0.23)
                                                   --------     --------     --------    -------     -------
NET ASSET VALUE, END OF PERIOD .................   $   7.46     $  13.37     $  12.76    $ 10.33     $  9.39
                                                   --------     --------     --------    -------     -------
TOTAL RETURN ...................................     (41.85)%      10.68%       26.52%     13.58%      20.12%
                                                   ========     ========     ========    =======     =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....   $185,860     $267,293     $162,113    $90,200     $23,156
   Ratios to average net assets (annualized):(A)
      Net investment income ....................       3.58%        2.96%        2.44%      2.49%       2.16%
      Expenses, including expenses of the
         master portfolio ......................       0.19%        0.19%        0.22%      0.23%       0.26%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master International Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

AMERICAN BEACON FUNDS
TAX INFORMATION
FOR THE TAX YEAR ENDED DECEMBER 31, 2008 (UNAUDITED)

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2008, which is designated as qualifying for the dividends-received deduction, is as follows:

S&P 500 Index Fund                96.4%
Small Cap Index Fund              65.1%
International Equity Index Fund    0.0%

     For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2008, which designated as qualified dividend income under the Jobs and Grown Tax relief Act of 2003, is as follows:

S&P 500 Index Fund                100.0%
Small Cap Index Fund               71.0%
International Equity Index Fund   100.0%

     Pursuant to Section 852 of the Internal Revenue Code, The Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2008 (in thousands):

S&P 500 Index Fund                $    0
Small Cap Index Fund              $2,100
International Equity Index Fund   $    0

     Of the ordinary dividends distributed to shareholders during the tax year ended December 31, 2008, the amount of income derived from short-term capital gains is as follows (in thousands):

S&P 500 Index Fund                $ 0
Small Cap Index Fund              $27
International Equity Index Fund   $ 0

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)

PRIVACY POLICY

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
---------------------      -------------------   --------------------------------------------------------
INTERESTED TRUSTEES
                                  Term
                            Lifetime of Trust
                             until removal,
                             resignation or
                               retirement*

Alan D. Feld** (72)        Trustee since 1996    Sole Shareholder of a professional corporation which is
                                                 a Partner in the law firm of Akin, Gump, Strauss, Hauer
                                                 & Feld, LLP (1960-Present); Director, Clear Channel
                                                 Communications (1984-Present); Trustee, CenterPoint
                                                 Properties (1994- 2006); Member, Board of Trustees,
                                                 Southern Methodist University; Member, Board of
                                                 Visitors, M.D. Anderson Hospital; Board of Visitors,
                                                 Zale/Lipshy Hospital

NON-INTERESTED TRUSTEES
                                 Term
W. Humphrey Bogart (64)   Trustee since 2004     Board Member, Baylor University Medical Center
                                                 Foundation (1992-2004); Consultant, New River Canada
                                                 Ltd. (mutual fund servicing company) (1998-2003);
                                                 President and CEO, Allmerica Trust Company, NA
                                                 (1996-1997); President and CEO, Fidelity Investments
                                                 Southwest Company (1983-1995); Senior Vice President of
                                                 Regional Centers, Fidelity Investments (1988-1995)

Brenda A. Cline (48)      Trustee since 2004     Executive Vice President, Chief Financial Officer,
                                                 Treasurer and Secretary, Kimbell Art Foundation
                                                 (1993-Present); Trustee, Texas Christian University
                                                 (1998- Present); Trustee, W.I. Cook Foundation, Inc.
                                                 (d/b/a Cook Children's Health Foundation) (2001-2006);
                                                 Director, Christian Church Foundation (1999-2007)

Eugene J. Duffy (54)      Trustee since 2008     Principal and Executive Vice President, Paradigm Asset
                                                 Management (1994- Present); Director, Sunrise Bank of
                                                 Atlanta (2008-Present); Chairman, Special Contributions
                                                 Fund Board of Trustees, National Association for the
                                                 Advancement of Colored People (2007-Present); Trustee,
                                                 National Association for the Advancement of Colored
                                                 People (2000-Present); Board of Visitors, Emory
                                                 University (2006-Present); Trustee, Atlanta Botanical
                                                 Garden (2006-Present); Board Member, Willie L. Brown Jr.
                                                 Institute on Politics and Public Service (2001-
                                                 Present); Chair, National Association of Securities
                                                 Professionals (2000-2002); Deputy Chief Administrative
                                                 Officer, City of Atlanta (1985-1990)

Thomas M. Dunning (65)    Trustee since 2008     Consultant, (2008-Present); Chairman (1998-2008) and
                                                 Chief Executive Officer (1998-2007), Lockton Dunning
                                                 Benefits (consulting firm in employee benefits);
                                                 Director, Oncor Electric Delivery Company LLC
                                                 (2007-Present); Immediate Past Chairman and Board
                                                 Member, Dallas (2003-Present), Dallas Citizens Council;
                                                 Director, Baylor Health Care System Foundation
                                                 (2007-Present); Vice Chair, State Fair of Texas
                                                 (1987-Present); Board Member, Southwestern Medical
                                                 Foundation (1994-Present)

Richard A. Massman (65)    Trustee since 2004    Senior Vice President and General Counsel, Hunt
                           Chairman since 2008   Consolidated, Inc. (holding company engaged in oil and
                                                 gas exploration and production, refining, real estate,
                                                 farming, ranching and venture capital activities)
                                                 (1994-Present). Chairman (2007- Present) and Director
                                                 (2005-Present), The Dallas Opera Foundation; Chairman
                                                 (2006-Present) and Director (2005-Present), Temple
                                                 Emanu-El Foundation; Trustee, Presbyterian Healthcare
                                                 Foundation (2006-Present)

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
---------------------      -------------------   --------------------------------------------------------
NON-INTERESTED
TRUSTEES (CONT.)

R. Gerald Turner (63)      Trustee since 2001    President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996-Present); Director, California
Dallas, Texas 75275                              Federal Preferred Capital Corp. (2001-2003); Director,
                                                 Kronus Worldwide Inc. (chemical manufacturing)
                                                 (2003-Present); Director, First Broadcasting Investment
                                                 Partners, LLC (2003-2007); Member, Salvation Army of
                                                 Dallas Board of Directors; Member, Methodist Hospital
                                                 Advisory Board; Co-Chair, Knight Commission on
                                                 Intercollegiate Athletics.

Paul J. Zucconi,CPA (67)   Trustee since 2008    Director, Affirmative Insurance Holdings, Inc. (producer
                                                 of nonstandard automobile insurance) (2004-present);
                                                 Director, Titanium Metals Corporation (producer of
                                                 titanium melted and mill products and sponge) (2002-
                                                 present); Director, Torchmark Corporation (life and
                                                 health insurance products) (2002- present); Director,
                                                 National Kidney Foundation serving North Texas (2003-
                                                 Present); Director, Dallas Chapter of National
                                                 Association of Corporate Directors (2004-Present);
                                                 Partner, KPMG (1976-2001).

OFFICERS
                                   Term
                                One Year

William F. Quinn (60)         President from     Chairman (2006-Present) and CEO (2006-2007 and 2008
                              1987 to 2007       Present), President (1986- 2006) and Director
                           and 2008 to Present   (2003-Present), American Beacon Advisors, Inc.; Chairman
                              Executive Vice     (1989-2003) and Director (1979-1989, 2003-Present),
                              President from     American Airlines Federal Credit Union; Director,
                               2007 to 2008      Crescent Real Estate Equities, Inc.(1994-2007);
                               Trustee from      Director, Pritchard, Hubble & Herr, LLC (investment
                               1987 to 2008      advisor) (2001-2006); Director of Investment Committee,
                                                 Southern Methodist University Endowment Fund (1996-
                                                 Present); Member, Southern Methodist University Cox
                                                 School of Business Advisory Board (1999-2002); Member,
                                                 New York Stock Exchange Pension Manager Committee
                                                 (1997-1998, 2000-2002, 2006-Present); Chairman
                                                 (2007-Present) and Vice Chairman (2004-2007), Committee
                                                 for the Investment of Employee Benefits; Director,
                                                 United Way of Metropolitan Tarrant County (1988-2000,
                                                 2004-Present); Trustee, American Beacon Mileage Funds
                                                 (1995-2008); Trustee, American Beacon Select Funds
                                                 (1999-2008); Trustee, American Beacon Master Trust
                                                 (1995-2008).

Rosemary K. Behan (49)      VP, Secretary and    Vice President, Legal and Compliance, American Beacon
                              Chief Legal        Advisors, Inc. (2006- Present); Assistant General
                           Officer since 2006    Counsel, First Command Financial Planning, Inc.
                                                 (2004-2006); Enforcement Attorney (2002-2004) and Branch
                                                 Chief (2000-2002), Securities and Exchange Commission.

Brian E. Brett (48)            VP since 2004     Vice President, Director of Sales and Marketing,
                                                 American Beacon Advisors, Inc. (2004-Present); Regional
                                                 Vice President, Neuberger Berman, LLC (investment
                                                 advisor) (1996-2004).

Wyatt Crumpler (42)           VP since 2007      Vice President, Trust Investments, American Beacon
                                                 Advisors, Inc. (2007- Present); Managing Director of
                                                 Corporate Accounting (2004-2007), Director of IT
                                                 Strategy and Finance (2002-2004), American Airlines,
                                                 Inc.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
---------------------      -------------------   --------------------------------------------------------
Michael W. Fields (54)         VP since 1989     Vice President, Fixed Income Investments, American
                                                 Beacon Advisors, Inc. (1988- Present).

Rebecca L. Harris (42)       Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                  1995           (1995-Present).

Christina E. Sears (37)      Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                           Officer since 2004     (2004-Present); Senior Compliance Analyst, American
                                and Asst.         Beacon Advisors, Inc. (1998-2004).
                             Secretary since
                                   1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's sub-advisors.

RESULTS OF SHAREHOLDER MEETING
(UNAUDITED)

     A special meeting of shareholders of each of the portfolios of the American Beacon Funds (the "Trust") was held on August 22, 2008. The shareholders of the S&P 500 Index, Small Cap Index and International Equity Index Funds (the "Funds") approved a new investment management agreement between American Beacon Advisors, Inc. and the Funds. This proposal required a majority of shareholders of each Fund to achieve a quorum. The following are the results of the shareholder votes for this proposal:

FUND                              FOR            AGAINST       ABSTAIN      NON-VOTING
----                         ---------------   -----------   ----------   --------------
S&P 500 Index                289,431,895.014   155,950.625   10,519.062   12,202,590.957
Small Cap Index               42,704,591.148           -0-          -0-      261,197.760
International Equity Index   341,526,620.125           -0-          -0-   18,572.641.920

     The shareholders of the Trust also approved the re-election of five of the current Trustees to the Board of the Trust and the election of three additional Trustees to the Board. This proposal required a majority of the shareholders of the Trust to vote to achieve a quorum. The following are the results of the election of each Trustee:

ALAN D. FELD
Affirmative ................................................   12,634,553,751.62
Withhold ...................................................      519,818,259.90
W. HUMPHREY BOGART
Affirmative ................................................   12,999,746,162.82
Withhold ...................................................      154,625,848.70
BRENDA A. CLINE
Affirmative ................................................   13,009,050,779.42
Withhold ...................................................      145,321,232.10
RICHARD A. MASSMAN
Affirmative ................................................   13,004,756,096.42
Withhold ...................................................      149,615,915.10
R. GERALD TURNER
Affirmative ................................................   13,004,259,224.92
Withhold ...................................................      150,112,786.60
THOMAS M. DUNNING
Affirmative ................................................   13,003,350,236.48
Withhold ...................................................      151,021,775.04
EUGENE J. DUFFY
Affirmative ................................................   12,985,296,316.39
Withhold ...................................................      169,075,695.13
PAUL J. ZUCCONI
Affirmative ................................................   12,983,378,136.76
Withhold ...................................................      170,993,874.76

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 8.4%
Abercrombie & Fitch Co. Class A                             15,846   $      366
Amazon.Com, Inc. (a)                                        59,892        3,071
Apollo Group, Inc. Class A (a)                              20,329        1,558
AutoNation, Inc. (a)                                        23,063          228
AutoZone, Inc. (a)                                           7,864        1,097
Bed Bath & Beyond, Inc. (a)                                 49,845        1,267
Best Buy Co., Inc.                                          62,919        1,769
Big Lots, Inc. (a)                                          16,227          235
Black & Decker Corp.                                        11,937          499
Carnival Corp.                                              80,550        1,959
CBS Corp. Class B                                          130,703        1,070
Centex Corp.                                                24,082          256
Coach, Inc. (a)                                             63,228        1,313
Comcast Corp. Class A                                      547,948        9,249
D.R. Horton, Inc.                                           52,876          374
Darden Restaurants, Inc.                                    25,688          724
DIRECTV Group, Inc. (a)                                    104,377        2,391
Eastman Kodak Co.                                           54,482          358
eBay, Inc. (a)                                             206,503        2,883
Expedia, Inc. (a)                                           39,215          323
Family Dollar Stores, Inc.                                  26,858          700
Ford Motor Co. (a)                                         462,398        1,059
Fortune Brands, Inc.                                        27,745        1,145
GameStop Corp. (a)                                          29,000          628
Gannett Co., Inc.                                           42,074          337
Gap, Inc.                                                   87,698        1,174
General Motors Corp.                                       122,645          392
Genuine Parts Co.                                           30,509        1,155
Goodyear Tire & Rubber Co. (a)                              45,257          270
H&R Block, Inc.                                             62,615        1,423
Harley-Davidson, Inc.                                       43,201          733
Harman International Industries, Inc.                       10,521          176
Hasbro, Inc.                                                24,425          712
Home Depot, Inc.                                           318,512        7,332
Host Hotels & Resorts, Inc.                                100,665          762
International Game Technology                               55,119          655
Interpublic Group of Cos., Inc. (a)                         83,694          331
JC Penney Co., Inc.                                         40,310          794
Johnson Controls, Inc.                                     110,886        2,014
Jones Apparel Group, Inc.                                   13,434           79
KB HOME                                                     14,794          202
Kohl's Corp. (a)                                            56,033        2,028
Leggett & Platt, Inc.                                       27,898          424
Lennar Corp. Class A                                        27,931          242
Limited Brands                                              48,767          490
Lowe's Cos., Inc.                                          274,062        5,898
Macy's, Inc.                                                76,523          792
Marriot International, Inc. Class A                         57,321        1,115
Mattel, Inc.                                                66,976        1,072

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
McDonald's Corp.                                           210,525   $   13,093
McGraw-Hill, Inc.                                           60,266        1,398
Meredith Corp.                                               7,889          135
New York Times Co. Class A                                  22,922          168
Newell Rubbermaid, Inc.                                     51,593          505
News Corp. Class A                                         431,009        3,918
NIKE, Inc. Class B                                          73,252        3,736
Nordstrom, Inc.                                             27,033          360
Office Depot, Inc. (a)                                      51,256          153
Omnicom Group, Inc.                                         59,741        1,608
Polo Ralph Lauren Corp.                                     10,615          482
Pulte Homes, Inc.                                           41,426          453
Radioshack Corp.                                            26,203          313
Scripps Networks Interactive, Inc. Class A                  16,835          370
Sears Holdings Corp. (a)                                    10,274          399
Sherwin-Williams Co.                                        18,396        1,099
Snap-On, Inc.                                               11,612          457
Stanley Works                                               14,583          497
Staples, Inc.                                              132,933        2,382
Starbucks Corp. (a)                                        136,061        1,287
Starwood Hotels & Resorts Worldwide, Inc.                   33,647          602
Target Corp.                                               141,816        4,897
Tiffany & Co.                                               22,280          526
Time Warner, Inc.                                          672,173        6,762
TJX Cos., Inc.                                              77,406        1,592
V.F. Corp.                                                  16,793          920
Viacom, Inc. Class B (a)                                   115,622        2,204
Walt Disney Co.                                            349,345        7,927
Washington Post Co. Class B                                  1,060          414
Whirlpool Corp.                                             13,761          569
Wyndham Worldwide Corp.                                     34,299          225
Wynn Resorts, Ltd. (a)                                      12,200          516
Yum! Brands, Inc.                                           87,192        2,747
                                                                     ----------
                                                                        127,838
                                                                     ----------
CONSUMER STAPLES - 12.5%
Altria Group, Inc.                                         385,299        5,803
Archer-Daniels-Midland Co.                                 121,724        3,509
Avon Products, Inc.                                         80,660        1,938
Brown-Forman Corp. Class B                                  18,655          961
Campbell Soup Co.                                           39,265        1,178
Clorox Co.                                                  25,643        1,425
Coca-Cola Co.                                              375,311       16,990
Coca-Cola Enterprises, Inc.                                 62,501          752
Colgate-Palmolive Co.                                       95,001        6,512
ConAgra Foods, Inc.                                         84,075        1,387
Constellation Brands, Inc. Class A (a)                      37,426          590
Costco Wholesale Corp.                                      81,089        4,257
CVS Corp.                                                  269,032        7,732
Dean Foods Co. (a)                                          29,658          533
Dr Pepper Snapple Group, Inc. (a)                           45,800          744
Estee Lauder Cos, Inc. Class A                              20,552          636

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
CONSUMER STAPLES - (CONTINUED)
General Mills, Inc.                                         62,932   $    3,823
H.J. Heinz Co.                                              57,769        2,172
Kellogg Co.                                                 45,935        2,014
Kimberly-Clark Corp.                                        77,200        4,072
Kraft Foods, Inc.                                          277,909        7,462
Kroger Co.                                                 121,476        3,208
Lorillard, Inc.                                             32,461        1,829
McCormick & Co., Inc.                                       24,853          792
Molson Coors Brewing Co., Class B                           28,562        1,397
Pepsi Bottling Group, Inc.                                  26,753          602
PepsiCo, Inc.                                              292,856       16,040
Philip Morris International, Inc.                          381,699       16,608
Procter & Gamble Co.                                       562,619       34,781
Reynolds American, Inc.                                     31,387        1,265
Safeway, Inc.                                               80,364        1,910
Sara Lee Corp.                                             130,834        1,281
SuperValu, Inc.                                             37,648          550
Sysco Corp.                                                111,909        2,567
The Hershey Company                                         31,782        1,104
The J.M. Smucker Co.                                        22,760          987
Tyson Foods, Inc., Class A                                  57,835          507
UST Corp.                                                   27,837        1,931
Wal-Mart Stores, Inc.                                      421,502       23,630
Walgreen Co.                                               184,018        4,540
Whole Foods Market, Inc.                                    25,433          240
                                                                     ----------
                                                                        190,259
                                                                     ----------
ENERGY - 12.6%
Anadarko Petroleum Corp.                                    88,126        3,397
Apache Corp.                                                62,325        4,645
Baker Hughes, Inc.                                          57,578        1,847
BJ Services Co.                                             52,248          610
Cabot Oil & Gas Corp.                                       20,300          528
Cameron International Corp. (a)                             41,400          849
Chesapeake Energy Corp.                                     97,582        1,578
Chevron Corp. (e)                                          383,846       28,393
ConocoPhillips                                             281,330       14,573
Devon Energy Corp.                                          82,951        5,451
El Paso Corp.                                              132,492        1,037
ENSCO International, Inc.                                   26,077          740
EOG Resources, Inc.                                         46,717        3,110
Equitable Resources, Inc.                                   24,300          815
ExxonMobil Corp. (e)                                       957,872       76,467
Halliburton Co.                                            170,334        3,097
Hess Corp.                                                  52,501        2,816
Marathon Oil Corp.                                         133,077        3,641
Murphy Oil Corp.                                            35,641        1,581
Nabors Industries, Ltd. (a)                                 51,604          618
National Oilwell Varco, Inc. (a)                            78,157        1,910
Noble Corp.                                                 50,818        1,123
Occidental Petroleum Corp.                                 152,144        9,127
Pioneer Natural Resources Co.                               21,600          349

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
Range Resources Corp.                                       29,400   $    1,011
Rowan Cos., Inc.                                            19,520          310
Schlumberger, Ltd.                                         224,675        9,511
Smith International, Inc.                                   39,634          907
Sunoco, Inc.                                                21,584          938
Tesoro Corp.                                                26,365          347
Valero Energy Corp.                                         99,109        2,145
Weatherford International Ltd. (a)                         127,010        1,374
Williams Cos., Inc.                                        109,968        1,592
XTO Energy, Inc.                                           109,552        3,864
                                                                     ----------
                                                                        191,852
                                                                     ----------
FINANCIALS - 13.1%
AFLAC, Inc.                                                 88,890        4,075
American Capital Ltd.                                       39,402          128
American Express Co.                                       216,164        4,010
American International Group, Inc.                         483,466          759
Ameriprise Financial, Inc.                                  39,907          932
AON Corp.                                                   52,147        2,382
Apartment Investment & Management Co. Class A               24,281          280
Assurant, Inc.                                              21,431          643
AvalonBay Communities, Inc.                                 14,653          888
Bank of America Corp.                                      947,062       13,335
Bank of New York Mellon Corp.                              214,285        6,071
BB&T Corp.                                                 102,870        2,825
Boston Properties, Inc.                                     22,967        1,263
Capital One Financial Corp.                                 74,963        2,391
CB Richard Ellis Group, Inc. Class A (a)                    47,275          204
Charles Schwab Corp.                                       175,393        2,836
Chubb Corp.                                                 67,475        3,441
Cincinnati Financial Corp.                                  31,214          907
CIT Group, Inc.                                             54,842          249
Citigroup, Inc.                                          1,030,602        6,915
CME Group, Inc.                                             12,391        2,579
Comerica, Inc.                                              27,144          539
Developers Diversified Realty Corp.                         22,824          111
Discover Financial Services                                 85,605          816
E*Trade Financial Corp. (a)                                 81,315           94
Equity Residential                                          51,457        1,534
Federated Investors, Inc. Class B                           15,270          259
Fidelity National Information Services, Inc.                36,777          598
Fifth Third Bancorp                                        107,116          885
First Horizon National Corp.                                40,272          426
Franklin Resources, Inc.                                    28,180        1,797
Genworth Financial, Inc. Class A                            79,351          225
Goldman Sachs Group, Inc.                                   83,700        7,063
Hartford Financial Services Group, Inc.                     58,297          957
HCP, Inc.                                                   46,700        1,297
Hudson City Bancorp, Inc.                                   95,992        1,532
Huntington Bancshares, Inc.                                 64,656          495
IntercontinentalExchange, Inc. (a)                          13,980        1,152
Invesco Ltd.                                                69,400        1,002
J.P. Morgan Chase & Co.                                    703,715       22,188

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
FINANCIALS - (CONTINUED)
Janus Capital Group, Inc.                                   26,407   $      212
KeyCorp                                                     93,575          797
Kimco Realty Corp.                                          41,069          751
Legg Mason, Inc.                                            26,342          577
Leucadia National Corp. (a)                                 31,136          616
Lincoln National Corp.                                      46,692          880
Loews Corp.                                                 69,031        1,950
M & T Bank Corp.                                            14,137          812
Marsh & McLennan Cos., Inc.                                 94,753        2,300
Marshall & Ilsley Corp.                                     45,493          621
Mastercard, Inc. Class A                                    13,600        1,944
MBIA, Inc. (a)                                              31,984          130
Merrill Lynch & Co., Inc.                                  304,490        3,544
MetLife, Inc.                                              150,396        5,243
Moody's Corp.                                               35,466          712
Morgan Stanley                                             205,330        3,293
NASDAQ OMX Group, Inc. (a)                                  24,600          608
National City Corp.                                        384,354          696
Northern Trust Corp.                                        41,706        2,175
NYSE Euronext                                               48,800        1,336
People's United Financial Inc.                              63,600        1,134
Plum Creek Timber Co., Inc.                                 33,011        1,147
PNC Financial Services Group, Inc.                          64,051        3,138
Principal Financial Group, Inc.                             46,591        1,052
Progressive Corp.                                          127,401        1,887
ProLogis                                                    48,091          668
Prudential Financial, Inc.                                  81,039        2,452
Public Storage, Inc.                                        23,887        1,899
Regions Financial Corp.                                    129,789        1,033
Simon Property Group, Inc.                                  42,400        2,253
SLM Corp. (a)                                               83,254          741
Sovereign Bancorp, Inc. (a)                                105,974          316
State Street Corp. (b)                                      81,725        3,214
SunTrust Banks, Inc.                                        66,618        1,968
T. Rowe Price Group, Inc.                                   48,075        1,704
Torchmark Corp.                                             15,621          698
Travelers Cos, Inc.                                        110,204        4,981
U.S. Bancorp                                               331,752        8,297
Unum Group                                                  66,529        1,237
Vornado Realty Trust                                        26,034        1,571
Wachovia Corp.                                             399,078        2,211
Wells Fargo Co.                                            714,593       21,066
Western Union Co.                                          134,085        1,923
XL Capital, Ltd. Class A                                    54,468          202
Zions Bancorp                                               21,753          533
                                                                     ----------
                                                                        199,947
                                                                     ----------
HEALTH CARE - 14.3%
Abbott Laboratories                                        292,706       15,622
Aetna, Inc.                                                 89,650        2,555
Allergan, Inc.                                              58,392        2,354
AmerisourceBergen Corp.                                     29,893        1,066
Amgen, Inc. (a)                                            200,036       11,552

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
Baxter International, Inc.                                 117,361   $    6,289
Becton, Dickinson & Co.                                     45,197        3,091
Biogen Idec, Inc. (a)                                       55,031        2,621
Boston Scientific Corp. (a)                                283,034        2,191
Bristol-Myers Squibb Co.                                   369,638        8,594
C.R. Bard, Inc.                                             18,697        1,575
Cardinal Health, Inc.                                       67,557        2,329
Celgene Corp. (a)                                           85,618        4,733
Cephalon, Inc. (a)                                          12,400          955
CIGNA Corp.                                                 53,596          903
Coventry Health Care, Inc. (a)                              27,603          411
Covidien Ltd.                                               95,704        3,468
DaVita, Inc. (a)                                            20,300        1,006
Dentsply International Inc.                                 27,200          768
Eli Lilly & Co.                                            187,675        7,558
Express Scripts, Inc. (a)                                   46,299        2,546
Forest Laboratories, Inc. (a)                               58,202        1,482
Genzyme Corp. (a)                                           49,892        3,311
Gilead Sciences, Inc. (a)                                  173,899        8,893
Hospira, Inc. (a)                                           28,503          765
Humana, Inc. (a)                                            32,007        1,193
IMS Health, Inc.                                            34,832          528
Intuitive Surgical, Inc. (a)                                 7,500          953
Johnson & Johnson                                          522,149       31,240
King Pharmaceuticals, Inc. (a)                              48,592          516
Laboratory Corp. of America Holdings (a)                    20,622        1,328
Life Technologies Corp. (a)                                 31,287          729
McKesson Corp.                                              50,655        1,962
Medco Health Solutions, Inc. (a)                            94,468        3,959
Medtronic, Inc.                                            210,278        6,607
Merck & Co., Inc.                                          401,219       12,197
Millipore Corp. (a)                                          9,535          491
Mylan Laboratories Inc. (a)                                 60,109          595
Patterson Cos., Inc. (a)                                    18,294          343
Pfizer, Inc.                                             1,271,271       22,514
Quest Diagnostics, Inc.                                     29,800        1,547
Schering-Plough Corp.                                      306,055        5,212
St. Jude Medical, Inc. (a)                                  63,126        2,081
Stryker Corp.                                               46,089        1,841
Tenet Healthcare Corp. (a)                                  66,670           77
Thermo Fisher Scientific, Inc. (a)                          78,524        2,675
UnitedHealth Group, Inc.                                   226,996        6,038
Varian Medical Systems, Inc. (a)                            22,860          801
Watson Pharmaceuticals, Inc. (a)                            20,646          549
Wellpoint, Inc. (a)                                         95,838        4,038
Wyeth                                                      248,887        9,336
Zimmer Holdings, Inc. (a)                                   41,652        1,684
                                                                     ----------
                                                                        217,672
                                                                     ----------
INDUSTRIALS - 10.9%
3M Co.                                                     130,572        7,513
Avery Dennison Corp.                                        18,988          621
Boeing Co.                                                 138,988        5,931
Burlington Northern Santa Fe Corp.                          52,982        4,011

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
INDUSTRIALS - (CONTINUED)
Caterpillar, Inc.                                          114,479   $    5,114
CH Robinson Worldwide, Inc.                                 31,961        1,759
Cintas Corp.                                                25,088          583
Cooper Industries, Ltd. Class A                             32,034          936
CSX Corp.                                                   75,538        2,453
Cummins, Inc.                                               37,258          996
Danaher Corp.                                               47,386        2,683
Deere & Co.                                                 80,637        3,090
Domtar Corp. (a),(c)                                            11           --
Dover Corp.                                                 34,295        1,129
Eaton Corp.                                                 30,295        1,506
Emerson Electric Co.                                       144,148        5,277
Equifax, Inc.                                               23,683          628
Expeditors International Washington, Inc.                   40,120        1,335
Fastenal Co.                                                23,200          809
FedEx Corp.                                                 58,100        3,727
Ffir Systems, Inc. (a)                                      26,100          803
Flowserve Corp.                                             10,300          530
Fluor Corp.                                                 33,460        1,501
General Dynamics Corp.                                      74,961        4,317
General Electric Co. (e)                                 1,979,233       32,064
Goodrich Co.                                                24,445          905
Honeywell International, Inc.                              140,381        4,609
Illinois Tool Works, Inc.                                   75,071        2,631
Ingersoll-Rand Co. Class A                                  58,457        1,014
ITT Industries, Inc.                                        33,492        1,540
Jacobs Engineering Group, Inc. (a)                          23,400        1,126
L-3 Communications Holdings, Inc.                           22,303        1,646
Lockheed Martin Corp.                                       62,652        5,268
Manitowoc Co., Inc.                                         24,000          208
Masco Corp.                                                 67,523          752
Monster Worldwide, Inc. (a)                                 22,609          273
Norfolk Southern Corp.                                      69,355        3,263
Northrop Grumman Corp.                                      62,811        2,829
PACCAR, Inc.                                                67,874        1,941
Pall Corp.                                                  22,209          631
Parker-Hannifin Corp.                                       31,803        1,353
Pitney Bowes, Inc.                                          40,027        1,020
Precision Castparts Corp.                                   25,507        1,517
R.R. Donnelley & Sons Co.                                   38,309          520
Raytheon Co.                                                77,482        3,955
Republic Services, Inc.                                     61,603        1,527
Robert Half International, Inc.                             30,640          638
Rockwell Automation, Inc.                                   27,505          887
Rockwell Collins, Inc.                                      30,231        1,182
Ryder Systems, Inc.                                          9,821          381
Southwest Airlines Co.                                     136,186        1,174
Ryder Systems, Inc.                                          9,821          381
Southwest Airlines Co.                                     136,186        1,174
Stericycle, Inc. (a)                                        15,600          812
Textron, Inc.                                               45,239          627

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
Total System Services, Inc.                                 37,775   $      529
Tyco Electronics Ltd.                                       86,204        1,397
Tyco International Ltd.                                     87,961        1,900
Union Pacific Corp.                                         94,368        4,511
United Parcel Service, Inc. Class B                        189,246       10,439
United Technologies Corp.                                  181,078        9,706
W.W. Grainger, Inc.                                         12,169          959
Waste Management, Inc.                                      92,139        3,053
                                                                     ----------
                                                                        166,039
                                                                     ----------
INFORMATION TECHNOLOGY - 14.4%
Adobe Systems, Inc. (a)                                     99,657        2,122
Advanced Micro Devices, Inc. (a)                           114,986          248
Affiliated Computer Services, Inc. Class A (a)              18,737          861
Agilent Technologies, Inc. (a)                              68,068        1,064
Akamai Technologies, Inc. (a)                               29,424          444
Altera Corp.                                                58,354          975
Amphenol Corp. Class A                                      31,900          765
Analog Devices, Inc.                                        54,669        1,040
Apple Computer, Inc. (a)                                   167,684       14,312
Applied Materials, Inc.                                    248,807        2,520
Autodesk, Inc. (a)                                          41,676          819
Automatic Data Processing, Inc.                             94,317        3,710
BMC Software, Inc. (a)                                      35,621          959
Broadcom Corp. Class A (a)                                  83,259        1,413
CA, Inc.                                                    73,599        1,364
CIENA Corp. (a)                                             14,529           97
Cisco Systems, Inc. (a)                                  1,106,619       18,038
Citrix Systems, Inc. (a)                                    33,467          789
Cognizant Technology Solutions Corp. Class A (a)            54,884          991
Computer Sciences Corp. (a)                                 28,244          992
Compuware Corp. (a)                                         51,350          347
Convergys Corp. (a)                                         20,035          128
Corning, Inc.                                              297,476        2,835
Dell, Inc. (a)                                             322,450        3,302
Dun & Bradstreet Corp.                                       9,900          764
Electronic Arts, Inc. (a)                                   58,200          934
EMC Corp. (a)                                              388,384        4,066
Fiserv, Inc. (a)                                            29,952        1,089
Google, Inc. Class A (a)                                    45,190       13,903
Harris Corp.                                                24,100          917
Hewlett-Packard Co.                                        462,016       16,767
Intel Corp.                                              1,053,556       15,445
International Business Machines Corp.                      253,242       21,313
Intuit, Inc. (a)                                            58,463        1,391
Jabil Circuit, Inc.                                         39,951          270
Juniper Networks, Inc. (a)                                 100,793        1,765
KLA-Tencor Corp.                                            34,105          743
Lexmark International Group, Inc Class A (a)                15,842          426
Linear Technology Corp.                                     40,863          904
LSI Corp. (a)                                              112,662          371
McAfee, Inc. (a)                                            28,700          992
MEMC Electronic Materials, Inc. (a)                         40,878          584

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
INFORMATION TECHNOLOGY - (CONTINUED)
Microchip Technology, Inc.                                  33,189   $      648
Micron Technology, Inc. (a)                                142,362          376
Microsoft Corp. (e)                                      1,441,835       28,029
Molex, Inc.                                                 24,805          359
Motorola, Inc.                                             417,065        1,848
National Semiconductor Corp.                                39,396          397
NetApp, Inc. (a)                                            61,157          854
Novell, Inc. (a)                                            68,720          267
Novellus Systems, Inc. (a)                                  20,030          247
NVIDIA Corp. (a)                                           100,756          813
Oracle Corp. (a)                                           733,462       13,004
Paychex, Inc.                                               61,038        1,604
PerkinElmer, Inc.                                           21,118          294
QLogic Corp. (a)                                            24,322          327
QUALCOMM, Inc.                                             312,711       11,204
Salesforce.com, Inc. (a)                                    18,600          595
SanDisk Corp. (a)                                           40,167          386
Sun Microsystems, Inc. (a)                                 142,341          544
Symantec Corp. (a)                                         159,663        2,159
Tellabs, Inc. (a)                                           73,830          304
Teradata Corp. (a)                                          33,520          497
Teradyne, Inc. (a)                                          27,649          117
Texas Instruments, Inc.                                    247,399        3,840
VeriSign, Inc. (a)                                          37,521          716
Waters Corp. (a)                                            18,665          684
Xerox Corp.                                                161,834        1,290
Xilinx, Inc.                                                53,002          944
Yahoo!, Inc. (a)                                           260,319        3,176
                                                                     ----------
                                                                        218,302
                                                                     ----------
MATERIALS - 3.1%
Air Products & Chemicals, Inc.                              40,009        2,011
AK Steel Holding Corp.                                      20,000          186
Alcoa, Inc.                                                152,249        1,714
Allegheny Technologies, Inc.                                17,528          447
Ball Corp.                                                  17,562          730
Bemis Co., Inc.                                             17,262          409
CF Industries Holdings, Inc.                                10,150          499
Consol Energy, Inc.                                         33,273          951
Dow Chemical Co.                                           173,228        2,614
E.I. Du Pont de Nemours & Co.                              168,412        4,261
Eastman Chemical Co.                                        14,204          450
Ecolab, Inc.                                                33,566        1,180
Freeport-McMoRan Copper & Gold, Inc. Class B                70,752        1,729
International Flavors & Fragrances, Inc.                    14,331          426
International Paper Co.                                     82,811          977
Massey Energy Co.                                           14,300          197
MeadWestvaco Corp.                                          32,320          362
Monsanto Co.                                               103,355        7,271
Newmont Mining Corp.                                        86,206        3,509
Nucor Corp.                                                 58,554        2,705
Owens-Illinois, Inc. (a)                                    31,400          858
Pactiv Corp. (a)                                            23,915          595

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
Peabody Energy Corp.                                        50,924   $    1,159
PPG Industries, Inc.                                        29,871        1,267
Praxair, Inc.                                               59,011        3,503
Rohm & Haas Co.                                             23,006        1,422
Sealed Air Corp.                                            28,492          426
Sigma-Aldrich Corp.                                         23,934        1,011
Titanium Metals Corp.                                       16,600          146
United States Steel Corp.                                   20,978          780
Vulcan Materials Co.                                        20,861        1,452
Weyerhaeuser Co.                                            38,837        1,189
                                                                     ----------
                                                                         46,436
                                                                     ----------
TELECOMMUNICATION SERVICES - 3.7%
American Tower Corp. Class A (a)                            74,300        2,179
AT&T, Inc.                                               1,110,550       31,651
CenturyTel, Inc.                                            19,441          531
Embarq Corp.                                                27,397          985
Fairpoint Communications, Inc. (c)                               8           --
Frontier Communications Corp.                               60,384          528
JDS Uniphase Corp. (a)                                      42,723          156
Qwest Communications International, Inc.                   283,890        1,033
Sprint Nextel Corp. (a)                                    517,465          947
Verizon Communications, Inc.                               532,566       18,054
Windstream Corp.                                            79,613          732
                                                                     ----------
                                                                         56,796
                                                                     ----------
UTILITIES - 4.3%
AES Corp. (a)                                               12,395        1,058
Allegheny Energy, Inc.                                      30,759        1,042
Ameren Corp.                                                38,360        1,276
American Electric Power Co., Inc.                           75,952        2,528
CenterPoint Energy, Inc.                                    65,611          828
CMS Energy Corp.                                            38,856          393
Consolidated Edison, Inc.                                   50,152        1,952
Constellation Energy Group, Inc.                            34,414          863
Dominion Resources, Inc.                                   108,262        3,880
DTE Energy Co.                                              30,484        1,087
Duke Energy Corp.                                          236,920        3,556
Dynegy, Inc. (a)                                            82,690          165
Edison International                                        62,119        1,995
Entergy Corp.                                               36,198        3,009
Exelon Corp.                                               123,321        6,858
FirstEnergy Corp.                                           56,507        2,745
FPL Group, Inc.                                             76,721        3,861
Integrys Energy Group, Inc.                                 14,716          633
Nicor, Inc.                                                  7,400          257
NiSource, Inc.                                              49,982          548
Pepco Holdings, Inc.                                        41,700          741
PG&E Corp.                                                  67,626        2,618
Pinnacle West Capital Corp.                                 17,760          571
PPL Corp.                                                   69,075        2,120
Progress Energy, Inc.                                       49,081        1,956
Public Service Enterprise Group, Inc.                       96,324        2,810
Questar Corp.                                               32,968        1,078
SCANA Corp.                                                 22,200          789

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

                                                                        MARKET
                                                           SHARES    VALUE (000)
                                                         ---------   -----------
UTILITIES - (CONTINUED)
Sempra Energy                                               45,686   $    1,948
Southern Co.                                               144,743        5,355
Southwestern Energy Co. (a)                                 64,000        1,854
Spectra Energy Corp.                                       113,398        1,785
TECO Energy, Inc.                                           42,151          521
Wisconsin Energy Corp.                                      21,200          890
Xcel Energy, Inc.                                           83,951        1,557
                                                                     ----------
                                                                         65,127
                                                                     ----------
TOTAL COMMON STOCKS (COST $1,445,363,525)                             1,480,268

                                                            PAR
                                                           AMOUNT       MARKET
                                                           (000)     VALUE (000)
                                                         ---------   -----------
U.S. GOVERNMENT SECURITIES - 0.3%
United States Treasury
Bill(d)(e) 0.2% due 6/11/09                                    195      $  195
United States Treasury
Bill(d)(e) 0.2% due 6/11/09                                  4,620       4,616
                                                                        ------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $4,810,923)                                                     4,811
                                                                        ------

                                                           SHARES       MARKET
                                                           (000)     VALUE (000)
                                                         ---------   -----------
MONEY MARKET FUNDS - 2.3%
AIM Short Term Investment Prime Portfolio                   35,121    $   35,121
Federated Money Market Obligations Trust                       571           571
                                                                      ----------
TOTAL MONEY MARKET FUNDS
   (Cost $35,692,807)                                                     35,692
                                                                      ----------
TOTAL INVESTMENTS # - 99.9%
   (identified cost $1,485,867)                                        1,520,771
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                               1,437
                                                                      ----------
NET ASSETS - 100.0%                                                   $1,522,208
                                                                      ==========

                                                         NUMBER       UNREALIZED
                                                           OF       APPRECIATION
                                                        CONTRACTS       (000)
                                                        ---------   ------------
Schedule of Futures Contracts
S&P 500 Financial Futures Contracts (long)
Expiration Date 03/2009                                     924          $951
                                                                         ----
Total unrealized depreciation on open futures
contracts purchased                                                      $951
                                                                         ----

(a) Non-income producing security.
(b) Affiliated issuer.  See table that follows for more information.
(c) Amount is less than $1,000.
(d) Rate represents annualized yield at date of purchase.
(e) All or part of this security has been designated as collateral for futures contracts.
 #  See Note 2 of the Notes to Financial Statements.


AFFILIATE TABLE

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500(R) Index. The market value of this investment at December 31, 2008 is listed in the Portfolio of Investments.

                                                                                            Income
                                                                                            Earned     Realized
                     Number of       Shares                        Number of             for the year   Gain on
                    shares held   purchased for  Shares sold for  shares held  Value at      ended      shares
     Security           at       the year ended  the year ended        at      12/31/08    12/31/08      sold
   Description      12/31/2007      12/31/08        12/31/08       12/31/08      (000)      (000)       (000)
------------------  -----------  --------------  ---------------  -----------  --------  ------------  --------
State Street Corp.     70,325        19,000           7,600          81,725     $3,214       $72         $(8)

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)

ASSETS
Investments in unaffiliated issuers at market (identified cost $1,482,293) .........   $1,517,557
Investments in non-controlled affiliates at market (identified cost $3,574)
   (Note 4) ........................................................................        3,214
                                                                                       ----------
      Total investments at market (identified cost $1,485,867) .....................    1,520,771
Cash ...............................................................................            8
   Receivables:
      Daily variation margin on futures contracts ..................................          545
      Dividends and interest .......................................................        3,390
                                                                                       ----------
         TOTAL ASSETS ..............................................................    1,524,714
                                                                                       ----------
LIABILITIES
   Payables:
      Investment securities purchased ..............................................        2,450
      Management fees (Note 4) .....................................................           56
         TOTAL LIABILITIES .........................................................        2,506
                                                                                       ----------
NET ASSETS .........................................................................   $1,522,208
                                                                                       ==========

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME
   Dividend income - unaffiliated issuers ..................               $  45,238
   Dividend income - non-controlled affiliated issuer ......                      72
   Interest ................................................                   1,146
                                                                           ---------
      TOTAL INVESTMENT INCOME ..............................                  46,456
                                                                           ---------
EXPENSES
   Management fees (Note 4) ................................   $     893
                                                               ---------
      TOTAL EXPENSES .......................................                     893
                                                                           ---------
NET INVESTMENT INCOME ......................................                  45,563
                                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments - unaffiliated issuers ......................       1,264
   Investments - non-controlled affiliated issuer ..........          (8)
   Futures contracts .......................................     (21,109)
                                                               ---------   ---------
                                                                             (19,853)
                                                                           ---------
Net change in net unrealized appreciation (depreciation) on:
   Investments .............................................    (898,078)
   Futures contracts .......................................         276
                                                               ---------
                                                                            (897,802)
                                                                           ---------
Net realized and unrealized loss ...........................                (917,655)
                                                                           ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......               $(872,092)
                                                                           =========

                       See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)

                                                                              FOR THE       FOR THE
                                                                             YEAR ENDED    YEAR ENDED
                                                                            DECEMBER 31   DECEMBER 31,
                                                                                2008          2007
                                                                            -----------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income ................................................   $   45,563     $   53,117
   Net realized gain (loss) on investments and futures contracts ........      (19,853)       169,211
   Net change in net unrealized appreciation (depreciation) .............     (897,802)       (66,481)
                                                                            ----------     ----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...     (872,092)       155,847
                                                                            ----------     ----------
CAPITAL TRANSACTIONS
   Proceeds from contributions ..........................................      288,497        328,812
   Fair value of withdrawals ............................................     (316,574)      (765,322)
   Withdrawals in-kind ..................................................           --        (63,656)
                                                                            ----------     ----------
      NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............      (28,077)      (500,166)
                                                                            ----------     ----------
TOTAL NET DECREASE IN NET ASSETS ........................................     (900,169)      (344,319)
NET ASSETS
Beginning of period .....................................................    2,422,377      2,766,696
                                                                            ----------     ----------
END OF PERIOD ...........................................................   $1,522,208     $2,422,377
                                                                            ==========     ==========

                       See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                   12/31/2008   12/31/2007   12/31/2006   12/31/2005   12/31/2004
                                   ----------   ----------   ----------   ----------   ----------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (in
      thousands) ...............   $1,522,208   $2,422,377   $2,766,696   $2,453,109   $2,767,467
Ratios to average net assets:
   Operating expenses ..........        0.045%       0.045%       0.045%       0.045%       0.045%
   Net investment income .......         2.30%        1.96%        1.94%        1.84%        1.97%
Portfolio turnover rate* .......           14%          12%          10%           8%           9%
Total return (a) ...............       (37.02)%       5.49%       15.75%        4.87%       10.86%

----------
*    The portfolio turnover rate excludes in-kind security transactions.

(a) Results represent past performance and are not indicative of future results.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. ORGANIZATION

     State Street Master Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2008, only the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

     The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500(R) Index. The S&P 500(R) Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation:

     The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In accordance with FAS 157, fair value is defined as the price that the portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio's investments. FAS 157 established a three tier hierarchy of inputs to establish a classification of fair value measurement and disclosure. The three tier hierarchy of inputs is summarized below:

     Level 1 - quoted prices in active markets for identical securitites

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used, as of December 31, 2008, in valuing the Portfolio's assets carried at fair value:

                                                    Investments in   Other Financial
              Valuation Inputs                        Securities      Instruments*
-------------------------------------------------   --------------   ---------------
Level 1 - Quoted Prices .........................   $1,515,960,091       $950,935
Level 2 - Other significant observable inputs ...        4,810,926             --
Level 3 - Significant unobservable inputs .......               --             --
                                                    --------------       --------
Total ...........................................   $1,520,771,017       $950,935

*    Other financial instruments include futures contracts.

Securities transactions, investment income and expenses:

     Securities transactions are recorded on a trade date basis for fmancial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

     All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

Federal income taxes:

     The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

     The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2008, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the portfolio's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

Futures:

     The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500(R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

     The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Use of Estimates:

     The Portfolio's financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

     For the year ended December 31, 2008, purchases and sales of investment securities, excluding short-term investments, futures contracts, and contributions in-kind and fair value of withdrawals, aggregated to $307,643,773 and $281,597,781, respectively.

     At December 31, 2008, the book cost of investments was $1,485,867,258 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $357,487,087 and $322,583,328, respectively, resulting in net appreciation of $34,903,759 for all securities as computed on a federal income tax basis.

4. RELATED PARTY FEES AND TRANSACTIONS

     The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company ("State Street"), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

     Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500(R) Index. The market value of this investment at December 31, 2008 is listed in the Portfolio of Investments.

5. TRUSTEES' FEES

     Pursuant to certain agreements with State Street and its affiliates, each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

6. INDEMNIFICATIONS

     The Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

7. NEW ACCOUNTING PRONOUNCEMENTS

     On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the impact of adopting FAS 161 will be limited to additional disclosures.

STATE STREET EQUITY 500 INDEX PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the "Portfolio"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                      (/s/ Ernst & Young LLP)

Boston, Massachusetts
February 23, 2009

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION
DECEMBER 31, 2008 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

     The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or
(ii) on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

ADVISORY AGREEMENT RENEWAL

     The Board of Trustees of the Trust met on November 20, 2008 (the "Meeting") to consider the renewal of the investment advisory agreement for the Portfolio (the "Advisory Agreement"). In preparation for considering the Advisory Agreement, the Trustees had thoroughly reviewed the renewal materials provided by the investment adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the SSgA Funds Management, Inc. (the "Adviser") under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

     In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser's responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser's senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio's investments, in monitoring and securing the Portfolio's compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser's overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.69 trillion in assets under management as of September 30, 2008, including over $157 billion managed by the Adviser. They reviewed information regarding State Street's business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of index products are exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were satisfactory. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio was appropriate, had been of uniformly high quality, and could be expected to remain so.

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION
DECEMBER 31, 2008 (UNAUDITED)

     The Trustees noted that, in view of the investment objective of the Portfolio, the investment performance was satisfactory. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that the performance the Portfolio was satisfactory.

     The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service providers with respect to the Portfolio individually, and on an aggregate basis, for the year ended June 30, 2008. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser's and State Street's relationships with the Trust had been profitable during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive.

     In order better to evaluate the Portfolio's advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that that the Portfolio's advisory fee and total expense ratio were lower than the average for its peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser's fee. The Board determined that the Adviser's fee was fair and reasonable.

     In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser's affiliates may benefit from the Trust's relationship with State Street as fund administrator, custodian and transfer agent. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio's brokerage transactions. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser's fee excessive.

     The Board also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio's fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, to the extent economies of scale were in fact realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be necessary to consider additional measures.

     On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Board decided to approve the continuance of the Advisory Agreement

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

     -    business addresses and ages;

     -    principal occupations during the past five years; and

     -    other directorships of publicly traded companies or funds.

                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                                                                              FUND
                                                                                             COMPLEX
NAME, ADDRESS,       POSITION(S)   TERM OF OFFICE                                           OVERSEEN
AND DATE OF BIRTH     HELD WITH     AND LENGTH OF            PRINCIPAL OCCUPATION              BY           OTHER DIRECTORSHIPS
("DOB")                 TRUST        TIME SERVED            DURING PAST FIVE YEARS          TRUSTEE*          HELD BY TRUSTEE
-------------------  -----------  ----------------  --------------------------------------  ---------  -----------------------------
INDEPENDENT
TRUSTEES

Michael F. Holland   Trustee and  Term: Indefinite  Chairman, Holland & Company L.L.C.         22      Trustee, State Street
Holland & Company,   Chairman of                    (investment adviser) (1995 - present).             Institutional Investment
LLC                  the Board    Elected: 7/99                                                        Trust; Director, the
375 Park Avenue                                                                                        Holland Series Fund, Inc.;
New York, NY 10152                                                                                     Director, The China Fund,
DOB: 1944                                                                                              Inc.; Chairman and
                                                                                                       Trustee, Scottish Widows
                                                                                                       Investment Partnership
                                                                                                       Trust; and Director,
                                                                                                       Reaves Utility Income
                                                                                                       Fund

William L. Boyan     Trustee      Term: Indefinite  Trustee of Old Mutual South Africa         22      Trustee, State Street
State Street                                        Master Trust (investments) (1995 -                 Institutional Investment
Master Funds                      Elected: 7/99     present); Chairman emeritus,                       Trust; and Trustee, Old
P.O. Box 5049                                       Children's Hospital (1984 - present);              Mutual South Africa Master
Boston, MA 02206                                    Director, Boston Plan For Excellence               Trust
DOB 1937                                            (non-profit) (1994 - present);
                                                    President and Chief Operations
                                                    Officer, John Hancock Mutual Life
                                                    Insurance Company (1959 - 1999). Mr.
                                                    Boyan retired in 1999.

Rina K. Spence       Trustee      Term: Indefinite  President of SpenceCare International      22      Trustee, State Street
State Street                                        LLC (1998 - present); Member of the                Institutional Investment
Master Funds                      Elected: 7/99     Advisory Board, Ingenium Corp.                     Trust; Director, Berkshire
P.O. Box 5049                                       (technology company) (2001 -                       Life Insurance Company of
Boston, MA 02206                                    present); Chief Executive Officer,                 America; and Director,
DOB: 1948                                           IEmily.com (internet company) (2000 -              IEmily.com
                                                    2001); Chief Executive Officer of
                                                    Consensus Pharmaceutical, Inc. (1998 -
                                                    1999); Founder, President and Chief
                                                    Executive Officer of Spence Center for
                                                    Women's Health (1994 - 1998); Trustee,
                                                    Eastern Enterprise (utilities) (1988 -
                                                    2000).

Douglas T. Williams  Trustee      Term: Indefinite  Executive Vice President of Chase          22      Trustee, State Street
State Street Master                                 Manhattan Bank (1987 - 1999). Mr.                  Institutional Investment
Funds                             Elected: 7/99     Williams retired in 1999.                          Trust
P.O. Box 5049
Boston, MA 02206

DOB: 1940

* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                                                                              FUND
                                                                                             COMPLEX
NAME, ADDRESS,       POSITION(S)   TERM OF OFFICE                                           OVERSEEN
AND DATE OF BIRTH     HELD WITH     AND LENGTH OF            PRINCIPAL OCCUPATION              BY           OTHER DIRECTORSHIPS
("DOB")                 TRUST        TIME SERVED            DURING PAST FIVE YEARS          TRUSTEE*          HELD BY TRUSTEE
-------------------  -----------  ----------------  --------------------------------------  ---------  -----------------------------
INTERESTED
TRUSTEES(1)

James E. Ross        Trustee/     Term: Indefinite  President, SSgA Funds Management,          22      Trustee, State Street
SSgA Funds           President                      Inc. (2005 - present); Principal, SSgA             Institutional Investment
Management, Inc.                  Elected Trustee:  Funds Management, Inc. (2001 -                     Trust; Trustee, SPDR(R)
State Street                      2/07              2005); Senior Managing Director, State             Series Trust; Trustee,
Financial Center                                    Street Global Advisors (March 2006 -               SPDR(R) Index Shares TrusT
One Lincoln Street                                  present); Principal, State Street                  and Trustee, Select Sector
Boston, MA                        Elected           Global Advisers (2000 - 2006).                     SPDR(R) Trust
02111-2900                        President: 4/05
DOB: 1965

OFFICERS

Gary L. French       Treasurer    Term: Indefinite  Senior Vice President of State Street      --      --
State Street Bank                                   Bank and Trust Company (2002 -
and Trust Company                 Elected: 5/05     present).
2 Avenue de
Lafayette Boston,
MA 02111
DOB: 1951

Laura F. Healy       Assistant    Term: Indefinite  Vice President of State Street Bank        --      --
State Street Bank    Treasurer    Elected: 11/08    and Trust Company (prior to July 2,
and Trust Company                                   3008, Investors Financial Corporation)
2 Avenue de                                         since 2002.
Lafayette Boston,
MA 02111
DOB: 1964

Brian D. O'Sullivan  Assistant    Term: Indefinite  Vice President of State Street Bank        --      --
State Street Bank    Treasurer                      and Trust Company (2007 - present)
and Trust Company                 Elected: 11/08    with which he has been affiliated with
801 Pennsylvania                                    since 1997.
Ave. Kansas City,
MO 64105
DOB: 1975

Peter T. Sattelmair  Assistant    Term: Indefinite  Director of Fund Administration of         --      --
State Street Bank    Treasurer                      State Street Bank and Trust Company
and Trust Company                 Elected: 11/08    (2007 - present) with which he has
801 Pennsylvania                                    been affiliated with since 1999.
Ave. Kansas City,
MO 64105
DOB: 1977

* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

(1) Mr. Ross is an interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

Julie Piatelli       Chief        Term: Indefinite  Principal and Senior Compliance and        --      --
SSgA Funds           Compliance                     Risk Management Officer, SSgA Funds
Management, Inc.     Officer      Elected: 7/07     Management, Inc. (2004-present),
State Street                                        Vice President State Street Global
Financial Center                                    Advisors (2004-present).
One Lincoln Street
Boston, MA 02111

DOB: 1967

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                                                                              FUND
                                                                                             COMPLEX
NAME, ADDRESS,       POSITION(S)   TERM OF OFFICE                                           OVERSEEN
AND DATE OF BIRTH     HELD WITH     AND LENGTH OF            PRINCIPAL OCCUPATION              BY           OTHER DIRECTORSHIPS
("DOB")                 TRUST        TIME SERVED            DURING PAST FIVE YEARS          TRUSTEE*          HELD BY TRUSTEE
-------------------  -----------  ----------------  --------------------------------------  ---------  -----------------------------
Nancy L. Conlin      Secretary    Term: Indefinite  Vice President and Managing Counsel,       --      --
State Street Bank                                   State Street Bank and Trust Company
and Trust Company                 Elected: 2/09     (2007 - present); General Counsel to
2 Avenue de                                         Plymouth Rock Companies (2004-
Lafayette Boston,                                   2007).
MA 02111
DOB: 1953

Brian C. Poole       Assistant    Term: Indefinite  Vice President and Counsel (2008-          --      --
State Street Bank    Secretary                      present) and Associate Counsel (2004-
and Trust Company                 Elected: 9/08     2007), State Street Bank and Trust
4 Copley Place                                      Company (formerly Investors Bank
Boston, MA 02116                                    and Trust Company); Legal Product
DOB: 1971                                           Manager, Fidelity Investments (2000-
                                                    2004).

* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings, each investment of any issuer that exceeds 1% of the Series' net assets and affiliated issues. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling (800) 441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                                                               PERCENT
                                                                                                                OF NET
INDUSTRY                                  COMMON STOCKS                                SHARES       VALUE       ASSETS
--------                                  -----------------------------------------   -------   ------------   -------
ADVERTISING AGENCIES                      Other Securities                                      $    856,963     0.3%
AEROSPACE                                 Curtiss-Wright Corp.                         18,468        616,647     0.2
                                          Moog, Inc. Class A (a)                       17,613        644,107     0.2
                                          Teledyne Technologies, Inc. (a)              14,634        651,945     0.2
                                          Other Securities                                         1,779,852     0.5
                                                                                                ------------   -----
                                                                                                   3,692,551     1.1
                                                                                                ------------   -----
AGRICULTURE, FISHING & RANCHING           Other Securities                                           337,315     0.1
AIR TRANSPORT                             Other Securities                                         3,890,238     1.1
ALUMINUM                                  Other Securities                                           139,624     0.0
AUTO PARTS: AFTER MARKET                  Other Securities                                           309,186     0.1
AUTO PARTS: ORIGINAL EQUIPMENT            Other Securities                                           613,863     0.2
AUTO, TRUCKS & PARTS                      Other Securities                                           358,447     0.1
BANKS: NEW YORK CITY                      Other Securities                                           424,612     0.1
BANKS: NON U.S. BANKS                     Other Securities                                           162,268     0.0
BANKS: OUTSIDE NEW YORK CITY              FirstMerit Corp.                             34,000        700,060     0.2
                                          UMB Financial Corp.                          13,052        641,375     0.2
                                          Westamerica Bancorp.                         12,183        623,160     0.2
                                          Other Securities                                        23,510,673     6.8
                                                                                                ------------   -----
                                                                                                  25,475,268     7.4
                                                                                                ------------   -----
BEVERAGE: BREWERS (WINERIES)              Other Securities                                            99,400     0.0
BEVERAGE: SOFT DRINKS                     Other Securities                                           584,603     0.2
BIOTECHNOLOGY RESEARCH & PRODUCTION       Alexion Pharmaceuticals, Inc. (a)(i)         32,160      1,163,870     0.3
                                          Myriad Genetics, Inc. (a)                    18,700      1,239,062     0.4
                                          OSI Pharmaceuticals, Inc. (a)                24,000        937,200     0.3
                                          Other Securities                                         9,012,788     2.6
                                                                                                ------------   -----
                                                                                                  12,352,920     3.6
                                                                                                ------------   -----
BUILDING MATERIALS                        Other Securities                                         1,934,147     0.6
BUILDING: CEMENT                          Other Securities                                            54,432     0.0
BUILDING: HEATING & PLUMBING              Other Securities                                           262,502     0.1
BUILDING: MISCELLANEOUS                   Other Securities                                           546,544     0.2
BUILDING: ROOFING & WALLBOARD             Other Securities                                           277,804     0.1
CABLE TELEVISION SERVICES                 Other Securities                                           404,521     0.1
CASINOS & GAMBLING                        Other Securities                                         1,704,403     0.5
CHEMICALS                                 Other Securities                                         4,513,774     1.3
COAL                                      Other Securities                                           357,362     0.1
COMMERCIAL INFORMATION SERVICES           Other Securities                                           373,719     0.1
COMMUNICATIONS & MEDIA                    Other Securities                                            98,592     0.0
COMMUNICATIONS TECHNOLOGY                 Other Securities                                         8,596,701     2.5
COMPUTER SERVICES SOFTWARE & SYSTEMS      Parametric Technology Corp.(a)               48,360        611,754     0.2
                                          Sybase, Inc. (a)                             33,300        824,841     0.2
                                          Other Securities                                        16,156,112     4.7
                                                                                                ------------   -----
                                                                                                  17,592,707     5.1
                                                                                                ------------   -----
COMPUTER TECHNOLOGY                       Other Securities                                         3,179,823     0.9
CONSTRUCTION                              EMCOR Group, Inc. (a)                        28,472        638,627     0.2
                                          Granite Construction, Inc.                   13,871        609,353     0.2
                                          Other Securities                                           670,714     0.2
                                                                                                ------------   -----
                                                                                                   1,918,694     0.6
                                                                                                ------------   -----
CONSUMER ELECTRONICS                      Other Securities                                         1,877,777     0.5
CONSUMER PRODUCTS                         Other Securities                                         1,698,048     0.5
CONTAINERS & PACKAGING: METALS & GLASS    Other Securities                                           731,896     0.2
CONTAINERS & PACKAGING: PAPER & PLASTIC   Other Securities                                           205,110     0.1
COSMETICS                                 Other Securities                                           674,318     0.2

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

                                                                                                               PERCENT
                                                                                                                OF NET
INDUSTRY                                                  COMMON STOCKS                SHARES       VALUE       ASSETS
--------                                  -----------------------------------------   -------   ------------   -------
DIVERSIFIED FINANCIAL SERVICES            Other Securities                                      $  2,378,073     0.7%
DIVERSIFIED MATERIALS & PROCESSING        Clarcor, Inc.                                20,810        690,476     0.2
                                          Other Securities                                         2,610,215     0.8
                                                                                                ------------   -----
                                                                                                   3,300,691     1.0
                                                                                                ------------   -----
DRUG & GROCERY STORE CHAINS               Other Securities                                         2,284,787     0.7
DRUGS & PHARMACEUTICALS                   Onyx Pharmaceuticals, Inc. (a)               23,320        796,611     0.2
                                          Valeant Pharmaceuticals International
                                          (a)(b)                                       26,700        611,430     0.2
                                          Other Securities                                         8,065,321     2.3
                                                                                                ------------   -----
                                                                                                   9,473,362     2.7
                                                                                                ------------   -----
EDUCATION SERVICES                        Other Securities                                         1,595,653     0.5
ELECTRICAL & ELECTRONICS                  Other Securities                                         1,215,231     0.4
ELECTRICAL EQUIPMENT & COMPONENTS         Other Securities                                         3,238,471     0.9
ELECTRICAL: HOUSEHOLD APPLIANCE           Other Securities                                           185,658     0.1
ELECTRONICS                               Other Securities                                         1,524,301     0.4
ELECTRONICS: INSTRUMENTS,                 Other Securities                                           234,638     0.1
   GAUGES & METERS
ELECTRONICS: MEDICAL SYSTEMS              Haemonetics Corp. (a)                        10,772        608,618     0.2
                                          Other Securities                                         3,307,858     0.9
                                                                                                ------------   -----
                                                                                                   3,916,476     1.1
                                                                                                ------------   -----
ELECTRONICS: OTHER                        Other Securities                                            45,087     0.0
ELECTRONICS:                              Other Securities                                         4,795,470     1.4
   SEMI-CONDUCTORS/COMPONENTS
ELECTRONICS: TECHNOLOGY                   Other Securities                                         1,836,291     0.5
ENERGY EQUIPMENT                          Other Securities                                           140,775     0.0
ENERGY MISCELLANEOUS                      Other Securities                                         2,332,626     0.7
ENGINEERING & CONTRACTING SERVICES        Other Securities                                         1,254,649     0.4
ENTERTAINMENT                             Other Securities                                           549,114     0.2
FINANCE COMPANIES                         Other Securities                                           444,171     0.1
FINANCE: SMALL LOAN                       Other Securities                                           315,523     0.1
FINANCIAL DATA PROCESSING                 Jack Henry & Associates, Inc.                31,300        607,533     0.2
   SERVICES & SYSTEMS                     Other Securities                                         1,957,471     0.5
                                                                                                ------------   -----
                                                                                                   2,565,004     0.7
                                                                                                ------------   -----
FINANCIAL INFORMATION SERVICES            Other Securities                                           855,442     0.2
FINANCIAL MISCELLANEOUS                   Other Securities                                         2,391,320     0.7
FOODS                                     Flowers Foods, Inc.                          32,476        791,115     0.2
                                          Ralcorp Holdings, Inc. (a)                   23,595      1,377,948     0.4
                                          Other Securities                                         4,215,668     1.3
                                                                                                ------------   -----
                                                                                                   6,384,731     1.9
                                                                                                ------------   -----
FOREST PRODUCTS                           Other Securities                                           453,034     0.1
FORMS & BULK PRINTING SERVICES            Other Securities                                           269,046     0.1
FUNERAL PARLORS & CEMETERIES              Other Securities                                           103,917     0.0
GLASS                                     Other Securities                                           127,428     0.0
GOLD                                      Other Securities                                           899,599     0.3
HEALTH CARE FACILITIES                    Psychiatric Solutions, Inc. (a)              23,300        648,905     0.2
                                          Other Securities                                         1,128,158     0.3
                                                                                                ------------   -----
                                                                                                   1,777,063     0.5
                                                                                                ------------   -----
HEALTH CARE MANAGEMENT SERVICES           AMERIGROUP Corp. (a)                         22,500        664,200     0.2
                                          Other Securities                                         3,825,787     1.1
                                                                                                ------------   -----
                                                                                                   4,489,987     1.3
                                                                                                ------------   -----
HEALTH CARE SERVICES                      Other Securities                                         2,667,230     0.8
HOMEBUILDING                              Other Securities                                           683,878     0.2
HOTEL/MOTEL                               Other Securities                                           201,988     0.1
HOUSEHOLD FURNISHINGS                     Other Securities                                           731,947     0.2
IDENTIFICATION CONTROL & FILTER DEVICES   Other Securities                                         2,301,398     0.7
INDUSTRIAL PRODUCTS                       Other Securities                                           158,244     0.0
INSURANCE: LIFE                           Other Securities                                         1,347,609     0.4
INSURANCE: MULTI-LINE                     Montpelier Re Holdings Ltd.                  39,100        656,489     0.2
                                          Platinum Underwriters Holdings Ltd.          20,600        743,248     0.2
                                          Other Securities                                         2,389,968     0.7
                                                                                                ------------   -----
                                                                                                   3,789,705     1.1
                                                                                                ------------   -----

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

                                                                                                               PERCENT
                                                                                                                OF NET
INDUSTRY                                                COMMON STOCKS                  SHARES       VALUE       ASSETS
--------                                  -----------------------------------------   -------   ------------   -------
INSURANCE: PROPERTY-CASUALTY              Aspen Insurance Holdings Ltd.                35,800   $    868,150     0.3%
                                          ProAssurance Corp. (a)                       13,523        713,744     0.2
                                          Validus Holdings Ltd.                        26,600        695,856     0.2
                                          Other Securities                                         6,375,254     1.8
                                                                                                ------------   -----
                                                                                                   8,653,004     2.5
                                                                                                ------------   -----
INVESTMENT MANAGEMENT COMPANIES           Other Securities                                         1,561,805     0.5
JEWELRY, WATCHES & GEMSTONES              Other Securities                                           404,314     0.1
LEAD & ZINC                               Other Securities                                            71,440     0.0
LEISURE TIME                              Other Securities                                         1,256,235     0.4
MACHINE TOOLS                             Other Securities                                            71,385     0.0
MACHINERY & ENGINEERING                   Other Securities                                           330,911     0.0
MACHINERY: AGRICULTURAL                   Other Securities                                           243,225     0.1
MACHINERY: CONSTRUCTION & HANDLING        Other Securities                                           331,680     0.1
MACHINERY: ENGINES                        Other Securities                                           456,024     0.1
MACHINERY: INDUSTRIAL/SPECIALTY           Other Securities                                         2,620,302     0.8
MACHINERY: OIL WELL EQUIPMENT &
   SERVICES                               Other Securities                                         2,576,349     0.7
MACHINERY: SPECIALTY                      Other Securities                                           261,283     0.1
MANUFACTURED HOUSING                      Other Securities                                           174,021     0.1
MANUFACTURING                             Other Securities                                           264,841     0.1
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES   Immucor, Inc. (a)                            29,343        779,937     0.2
                                          Owens & Minor, Inc.                          17,298        651,270     0.2
                                          Thoratec Corp. (a)                           22,847        742,299     0.2
                                          Other Securities                                         9,194,626     2.7
                                                                                                ------------   -----
                                                                                                  11.368.132     3.3
                                                                                                ------------   -----
MEDICAL SERVICES                          Magellan Health Services, Inc. (a)           17,000        665,720     0.2
                                          Other Securities                                           941,711     0.3
                                                                                                ------------   -----
                                                                                                   1,607,431     0.5
                                                                                                ------------   -----
METAL FABRICATING                         Other Securities                                         3,120,324     0.9
METALS & MINERALS MISCELLANEOUS           Compass Minerals International, Inc. (i)     13,600        797,776     0.2
                                          Other Securities                                         1,031,148     0.3
                                                                                                ------------   -----
                                                                                                   1,828,924     0.5
                                                                                                ------------   -----
MISCELLANEOUS BUSINESS &                  Other Securities                                           332,279     0.1
   CONSUMER DISCRETIONARY
MISCELLANEOUS CONSUMER STAPLES            Other Securities                                            10,656     0.0
MISCELLANEOUS HEALTH CARE                 Other Securities                                           100,740     0.0
MISCELLANEOUS MATERIALS & COMMODITIES     Other Securities                                           538,603     0.2
MISCELLANEOUS MATERIALS & PROCESSING      Other Securities                                           442,568     0.1
MISCELLANEOUS PRODUCER DURABLES           Other Securities                                           170,762     0.1
MISCELLANEOUS TECHNOLOGY                  Other Securities                                           241,175     0.1
MULTI-SECTOR COMPANIES                    Other Securities                                         1,054,867     0.3
OFFICE FURNITURE & BUSINESS EQUIPMENT     Other Securities                                         1,004,673     0.3
OIL: CRUDE PRODUCERS                      Comstock Resources, Inc. (a)                 19,057        900,443     0.3
                                          Other Securities                                         5,345,917     1.5
                                                                                                ------------   -----
                                                                                                   6,246,360     1.8
                                                                                                ------------   -----
OIL: INTEGRATED DOMESTIC                  Other Securities                                           315,744     0.1
OIL: INTEGRATED INTERNATIONAL             Other Securities                                           186,744     0.1
PAINTS & COATINGS                         Other Securities                                           462,706     0.1
PAPER                                     Other Securities                                         1,364,303     0.4
PLASTICS                                  Other Securities                                            79,214     0.0
POLLUTION CONTROL &                       Other Securities                                           925,709     0.3
   ENVIRONMENTAL SERVICES
POWER TRANSMISSION EQUIPMENT              Other Securities                                           509,253     0.2
PRINTING & COPYING SERVICES               Other Securities                                           565,976     0.2
PRODUCTION TECHNOLOGY EQUIPMENT           Other Securities                                         3,092,187     0.9
PUBLISHING: MISCELLANEOUS                 Other Securities                                           375,185     0.1
PUBLISHING: NEWSPAPERS                    Other Securities                                           234,468     0.1
RADIO & TV BROADCASTERS                   Other Securities                                           532,673     0.2
RAILROAD EQUIPMENT                        Westinghouse Air Brake Technologies Corp.    20,339        808,475     0.2
                                          Other Securities                                           177,801     0.1
                                                                                                ------------   -----
                                                                                                     986,276     0.3
                                                                                                ------------   -----
RAILROADS                                 Other Securities                                           392,688     0.1

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

                                                                                                               PERCENT
                                                                                                                OF NET
INDUSTRY                                                 COMMON STOCKS                 SHARES       VALUE       ASSETS
--------                                  -----------------------------------------   -------   ------------   -------
REAL ESTATE                               Other Securities                                      $    854,938     0.3%
REAL ESTATE INVESTMENT TRUSTS (REITS)     Anthracite Capital, Inc. (b)(c)              24,500         54,635     0.0
                                          Highwoods Properties, Inc.                   26,700        730,512     0.2
                                          Realty Income Corp. (b)                      42,500        983,875     0.3
                                          Senior Housing Properties Trust              47,914        858,619     0.2
                                          Washington Real Estate Investment Trust      22,065        624,440     0.2
                                          Other Securities                                        15,026,977     4.4
                                                                                                ------------   -----
                                                                                                  18,279,058     5.3
                                                                                                ------------   -----
RECREATIONAL VEHICLES & BOATS             Other Securities                                           491,782     0.1
RENTAL & LEASING SERVICES: COMMERCIAL     Other Securities                                           453,023     0.1
RENTAL & LEASING SERVICES: CONSUMER       Other Securities                                         1,311,045     0.4
RESTAURANTS                               Wendy's                                     165,652        818,321     0.3
                                          Other Securities                                         3,563,503     1.0
                                                                                                ------------   -----
                                                                                                   4,381,824     1.3
                                                                                                ------------   -----
RETAIL                                    Other Securities                                         8,696,576     2.5
SAVINGS & LOAN                            First Niagara Financial Group, Inc.          49,853        806,123     0.2
                                          Other Securities                                         4,008,991     1.2
                                                                                                ------------   -----
                                                                                                   4,815,114     1.4
                                                                                                ------------   -----
SECURITIES BROKERAGE & SERVICES           Knight Capital Group, Inc. Class A (a)       39,500        637,925     0.2
                                          Other Securities                                         1,226,496     0.3
                                                                                                ------------   -----
                                                                                                   1,864,421     0.5
                                                                                                ------------   -----
SERVICES: COMMERCIAL                      Waste Connections, Inc. (a)                  33,427      1,055,290     0.3
                                          Watson Wyatt Worldwide, Inc.                 17,915        856,695     0.2
                                          Other Securities                                         9,958,418     2.9
                                                                                                ------------   -----
                                                                                                  11,870,403     3.4
                                                                                                ------------   -----
SHIPPING                                  Other Securities                                         1,926,274     0.5
SHOES                                     Other Securities                                         2,168,556     0.6
STEEL                                     Other Securities                                           151,254     0.0
SUGAR                                     Other Securities                                            74,568     0.0
TELECOMMUNICATIONS EQUIPMENT              Other Securities                                         2,124,104     0.6
TEXTILE PRODUCTS                          Other Securities                                           156,603     0.0
TEXTILES APPAREL MANUFACTURERS            Other Securities                                         2,101,467     0.6
TIRES & RUBBER                            Other Securities                                           268,694     0.1
TOBACCO                                   Other Securities                                           856,228     0.2
TOYS                                      Marvel Entertainment, Inc. (a)               20,500        630,375     0.2
                                          Other Securities                                           289,125     0.1
                                                                                                ------------   -----
                                                                                                     919,500     0.3
                                                                                                ------------   -----
TRANSPORTATION MISCELLANEOUS              Other Securities                                           850,543     0.2
TRUCKERS                                  Other Securities                                         2,307,856     0.7
UTILITIES: ELECTRICAL                     ITC Holdings Corp.                           20,600        899,808     0.3
                                          Westar Energy, Inc.                          43,900        900,389     0.3
                                          Other Securities                                         6,076,930     1.7
                                                                                                ------------   -----
                                                                                                   7,877,127     2.3
                                                                                                ------------   -----
UTILITIES: GAS DISTRIBUTORS               New Jersey Resources Corp.                   17,661        694,960     0.2
                                          Nicor, Inc.                                  18,900        656,586     0.2
                                          Piedmont Natural Gas Co.                     30,600        969,102     0.3
                                          WGL Holdings, Inc.                           20,700        676,683     0.2
                                          Other Securities                                         1,937,330     0.5
                                                                                                ------------   -----
                                                                                                   4,934,661     1.4
                                                                                                ------------   -----
UTILITIES: TELECOMMUNICATIONS             Other Securities                                         3,249,984     0.9
UTILITIES: WATER                          Other Securities                                         1,073,422     0.3
WHOLESALERS                               Other Securities                                           781,901     0.2
                                                                                                ------------   -----
                                          TOTAL COMMON STOCKS                                    311,768,114    90.4
                                                                                                ------------   -----
                                          INVESTMENT COMPANIES
                                          BlackRock Kelso Capital Corp. (c)             4,400         43,384     0.0
                                          Other Securities                                           412,452     0.1
                                                                                                ------------   -----
                                          TOTAL INVESTMENT COMPANIES                                 455,836     0.1
                                                                                                ------------   -----

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

                                                                                                               PERCENT
                                                                                                                OF NET
INDUSTRY                                                 COMMON STOCKS                 SHARES       VALUE       ASSETS
--------                                  -----------------------------------------   -------   ------------   -------
                                          WARRANTS (d)
COMMUNICATIONS TECHNOLOGY                 OTHER SECURITIES                                      $          0     0.0%
ENERGY MISCELLANEOUS                      GreenHunter Energy, Inc. (expires 8/27/11)      180
                                          (b)(e)                                                           0     0.0
                                                                                                ------------   -----
                                          TOTAL WARRANTS                                                   0     0.0
                                                                                                ------------   -----
                                          OTHER INTERESTS (f)
OIL: CRUDE PRODUCERS                      Other Securities                                                 0     0.0
                                                                                                ------------   -----
                                          TOTAL OTHER INTERESTS                                            0     0.0
                                                                                                ------------   -----
                                          TOTAL LONG-TERM INVESTMENTS (COST -- $404,884,567)     312,223,950    90.5
                                                                                                ------------   -----

                                                                                     BENEFICIAL
                                          SHORT-TERM SECURITIES                       INTEREST
                                                                                        (000)
                                                                                     ----------
                                          BlackRock Liquidity Series, LLC
                                             Cash Sweep                               $33,515     33,514,609     9.7
                                          Series, 1.64% (c)(g)
                                          BlackRock Liquidity Series, LLC
                                             Money Market                              24,644     24,644,202     7.2
                                                                                                ------------   -----
                                          Series, 0.80% (c)(g)(h)
                                          TOTAL SHORT-TERM SECURITIES
                                             (COST -- $58,158,811)                                58,158,811    16.9
                                                                                                ------------   -----
TOTAL INVESTMENTS (COST - $463,043,378*)                                                         370,382,761   107.4
LIABILITIES IN EXCESS OF OTHER ASSETS                                                            (25,662,641)   (7.4)
                                                                                                ------------   -----
NET ASSETS                                                                                      $344,720,120   100.0%
                                                                                                ============   =====

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost                            $ 484,047,076
                                          -------------
Gross unrealized appreciation             $  35,373,591
Gross unrealized depreciation              (149,037,906)
                                          -------------
Net unrealized appreciation               $(113,664,315)
                                          =============

(a)  Non-income producing security.

(b) "Other interests" represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,were as follows:

                                                                                                       INTEREST/
                                                                                                       DIVIDEND
AFFILIATE                                             PURCHASE COST    SALE COST      REALIZED LOSS     INCOME
---------                                             -------------   -----------     -------------   ----------
Anthracite Capital, Inc.                                 $ 62,886     $   166,460       $(68,727)     $   24,910
BlackRock Kelso Capital Corp.                              18,400           6,168           (524)          5,848
BlackRock Liquidity Series, LLC Cash Sweep Series         287,816*             --             --         580,110
BlackRock Liquidity Series, LLC Money Market Series            --      59,164,615**           --       1,200,163

*    Represents net purchase cost.

**   Represents net sale cost.

(d) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) Restricted security as to resale, representing 0.0% of net assets, were as follows:

Issue                      Acquisition Date   Cost   Value
-----                      ----------------   ----   -----
GreenHunter Energy, Inc.        6/27/08        $--    $--

(f) Other interest represent beneficial interest in liquidation trust and other reorganization entities and are non-income producing.

(g)  Represents the current yield as of December 31, 2008.

(h)  Security was purchased with the cash proceeds from securities loans.

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

(i) All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

          - For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

          - Other securities represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are either held as collateral in connection with open financial futures contracts or are out on loan.

          - Financial futures contracts purchased as of December 31, 2008, were as follows:

NUMBER OF                                                         UNREALIZED
CONTRACTS         ISSUE          EXPIRATION DATE    FACE VALUE   APPRECIATION
---------   ------------------   ---------------   -----------   ------------
683         Russell 2000 Index      March 2009     $31,631,628    $2,374,942

- Effective January 1, 2008, the Series adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements,"clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

     - Level 1 - price quotations in active markets/exchanges for identical securities

     - Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

     - Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Series' own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Series' investments:

                                       INVESTMENTS    OTHER FINANCIAL
                                      IN SECURITIES     INSTRUMENTS*
VALUATION INPUTS                          ASSETS          ASSETS
----------------                      -------------   ---------------
Level 1 ...........................    $312,223,950      $2,374,942
Level 2 ...........................      58,158,811              --
Level 3 ...........................              --              --
                                       ------------      ----------
TOTAL .............................    $370,382,761      $2,374,942
                                       ============      ==========

*    Other financial instruments are futures.

MASTER SMALL CAP INDEX SERIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
Investments at value - unaffiliated (including securities loaned of $23,975,661)
   (cost - $404,606,765) ............................................................   $312,125,931
Investments at value - affiliated (cost - $58,436,613) ..............................     58,256,830
Cash ................................................................................      1,156,226
Margin variation receivable - affiliated ............................................        972,195
Dividends receivable ................................................................        494,666
Investments sold receivable .........................................................        255,872
Securities lending income receivable - affiliated ...................................        185,400
Prepaid expenses ....................................................................         13,361
Other assets ........................................................................          5,208
Investment advisor receivable .......................................................          1,235
                                                                                        ------------
TOTAL ASSETS ........................................................................    373,466,924
                                                                                        ------------
LIABILITIES:
Collateral at value - securities loaned .............................................     24,644,202
Investments purchased payable .......................................................      3,424,491
Withdrawls payable from investors ...................................................        615,391
Other accrued expenses payable ......................................................         60,633
Other affiliates payable ............................................................          1,998
Officer's and Directors' fees payable ...............................................             89
                                                                                        ------------
TOTAL LIABILITIES ...................................................................     28,746,804
                                                                                        ------------
NET ASSETS ..........................................................................   $344,720,120
                                                                                        ============
NET ASSETS CONSIST OF
Investors' capital ..................................................................   $435,005,795
Unrealized appreciation/depreciation ................................................    (90,285,675)
                                                                                        ------------
NET ASSETS ..........................................................................   $344,720,120
                                                                                        ============

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Dividends ...................................................   $   6,083,383
Foreign taxes withheld ......................................          (2,011)
Income - affiliated .........................................         611,275
Securities lending - affiliated .............................       1,200,163
                                                                -------------
TOTAL INCOME ................................................       7,892,810
                                                                -------------
EXPENSES:
Custodian ...................................................         134,965
Accounting services .........................................          96,677
Professional ................................................          64,069
Investment advisory .........................................          47,115
Officers and Directors ......................................          22,623
Printing ....................................................           1,393
Other .......................................................          12,324
                                                                -------------
Total expenses ..............................................         379,166
Less fees waived by advisor .................................         (26,007)
Less fees paid indirectly ...................................          (2,122)
                                                                -------------
Total expenses after fees waived and paid indirectly ........         351,037
                                                                -------------
INVESTMENT INCOME ...........................................       7,541,773
                                                                -------------
REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments - unaffiliated ...............................       2,219,093
   Investments - affiliated .................................         (69,251)
   In-kind redemptions ......................................     (22,495,309)
   Futures ..................................................      (8,083,531)
                                                                -------------
                                                                  (28,428,998)
                                                                -------------
Net change in unrealized appreciation/depreciation on:
   Investments ..............................................    (155,061,624)
   Futures ..................................................       1,905,337
                                                                -------------
                                                                 (153,156,287)
                                                                -------------
TOTAL REALIZED AND UNREALIZED LOSS ..........................    (181,585,285)
                                                                -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $(174,043,512)
                                                                =============

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                             For the Year Ended December 31,
                                                             -------------------------------
                                                                  2008             2007
                                                             -------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income .................................   $   7,541,773    $  10,909,414
   Net realized gain (loss) ..............................     (28,428,998)      21,031,968
   Net change in unrealized appreciation/depreciation ....    (153,156,287)     (45,314,859)
                                                             -------------    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    (174,043,512)     (13,373,477)
                                                             -------------    -------------
CAPITAL TRANSACTIONS
   Proceeds from contributions ...........................     277,100,847      443,692,332
   Fair value of withdrawals .............................    (388,791,499)    (361,297,148)
                                                             -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
   TRANSACTIONS ..........................................    (111,630,652)      82,395,184
                                                             -------------    -------------
NET ASSETS
   Total increase (decrease) in net assets ...............    (285,674,164)      69,021,707
   Beginning of year .....................................     630,394,284      561,372,577
                                                             -------------    -------------
   END OF YEAR ...........................................   $ 344,720,120    $ 630,394,284
                                                             =============    =============

FINANCIAL HIGHLIGHTS

                                                                          For the Year Ended December 31,
                                                             --------------------------------------------------------
                                                               2008        2007        2006        2005        2004
                                                             --------    --------    --------    --------    --------
TOTAL INVESTMENT RETURN
Total investment return ..................................     (33.57)%     (1.46)%     18.13%       4.63%      18.15%
                                                             --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS
   Total expenses after waiver and fees paid indirectly ..       0.07%       0.06%       0.07%       0.07%       0.08%
                                                             --------    --------    --------    --------    --------
   Total expenses after waiver and before fees paid
      indirectly .........................................       0.07%       0.06%       0.07%       0.07%       0.08%
                                                             --------    --------    --------    --------    --------
   Total expenses ........................................       0.08%       0.06%       0.07%       0.08%       0.08%
                                                             --------    --------    --------    --------    --------
   Net investment income .................................       1.60%       1.69%       1.55%       1.17%       1.11%
                                                             --------    --------    --------    --------    --------
SUPPLEMENTAL DATA
   Net assets, end of year (000) .........................   $344,720    $630,394    $561,373    $370,145    $365,661
                                                             --------    --------    --------    --------    --------
   Portfolio turnover ....................................         42%         26%         40%         37%         38%
                                                             --------    --------    --------    --------    --------

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. SIGNIFICANT ACCOUNTING POLICIES:

     Master Small Cap Index Series (the "Series"), a non-diversified management investment company, is part of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the "Board") to issue nontransferable interests in the Master LLC, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

     The following is a summary of significant accounting policies followed by the Series.

     Valuation of investments

     Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Series values its investments in Cash Sweep Series and Money Market Series, each of the BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

     In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

     Derivative financial instruments

     The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

     - Financial futures contracts - The Series may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counter-parties to meet the terms of their contracts.

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     Segregation and Collateralization

     In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Series segregate assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Series may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts).

     Investment Transactions and Investment Income

     Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

     Securities Lending

     The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Series may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Series may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Series received only cash collateral for any securities loaned.

     Income taxes

     The Series is classified as a "pass-through entity" for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate shares of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required.

     It is intended that the Master LLC's assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Series is disregarded as an entity from its owner for tax purposes, therefore it is not required to file tax returns. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividend and capital gains at various rates.

     The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     Recent Accounting Pronouncement

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

     Other

     Expenses directly related to the Series are charged to that Series. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

     The Advisor is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Advisor a monthly fee at an annual rate of 0.01% of the average daily net assets of the Series.

     The Advisor has entered into a contractual arrangement with the Master LLC with respect to the Series under which the Advisor will waive its fees or reimburse expenses so that the total operating expenses incurred by the Series will not exceed 0.08% of the Series' average daily net assets. This arrangement has a one-year term and is renewable. This amount is shown on the Statement of Operations as fees waived by advisor.

     The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Advisor. For the year ended December 31, 2008, the Series reimbursed the Advisor $8,365 for certain accounting services, which is included in accounting services in the Statement of Operations.

     The Master LLC, on behalf of the Series, has received an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of the report date, the Series lent securities with a value of $1,175,816 to MLPF&S or its affiliates. Pursuant to that order, the Master LLC has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master LLC and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Series on such investments is shown as securities lending - affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $298,692 in securities lending agent fees.

     The Series may earn income on positive cash balances in demand deposit accounts. For the year ended December 31,2008, the Series earned $407, which is included in income - affiliated in the Statement of Operations.

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statement of Operations as fees paid indirectly.

     Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. The Series reimburses the Advisor for its allocated share of compensation paid to the Master LLC's Chief Compliance Officer.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $191,017,169 and $303,329,787, respectively.

4. SHORT-TERM BORROWINGS:

     The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009.The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Series paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Series pays a commitment fee of 0.08% per annum based on the Series' pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Series did not borrow under the credit agreement during the year ended December31, 2008.

5. MARKET AND CREDIT RISK:

     In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the companies whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Series may be exposed to counter-party risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Series to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Series' exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Series' Statement of Assets and Liabilities.

     The Series invests a significant portion of its assets in the financial services industry. Please see the Summary Schedule of Investments for these securities. Changes in economic conditions affecting the financial services industry would have a greater impact on the Series, and could affect the value, income and/or liquidity of positions in such securities.

6. SUBSEQUENT EVENT:

     On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

MASTER SMALL CAP INDEX SERIES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Directors of Quantitative Master Series LLC:

     We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master Small Cap Index Series, one of the portfolios constituting Quantitative Master Series LLC (the "Master LLC") as of December 31,2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series of Quantitative Master Series LLC as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2009

MASTER SMALL CAP INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                                                                                                     NUMBER OF
                                     LENGTH                                                          BLACKROCK-
                                     OF TIME                                                         ADVISED
                       POSITION(S)   SERVED                                                          FUNDS AND
NAME, ADDRESS AND      HELD WITH     AS A                                                            PORTFOLIOS    PUBLIC
YEAR OF BIRTH          MASTER LLC    DIRECTOR(2) PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      OVERSEEN      DIRECTORSHIPS
-----------------      ------------- ----------- --------------------------------------------------- ------------- -----------------
NON-INTERESTED DIRECTORS(1)

RONALD W. FORBES       Co-Chair of   Since       Professor Emeritus of Finance, School of Business,  34 Funds      None
40 East 52nd Street    the Board of  2007        State University of New York at Albany since 2000.  81 Portfolios
New York, NY 10022     Directors and
1940                   Director

RODNEY D. JOHNSON      Co-Chair of   Since       President, Fairmount Capital Advisors, Inc. since   34 Funds      None
40 East 52nd Street    the Board of  2007        1987; Director, Fox Chase Cancer Center since       81 Portfolios
New York, NY 10022     Directors and             2002; Member of the Archdiocesan Investment
1941                   Director                  Committee of the Archdiocese of Philadelphia since
                                                 2003; Director The Committee of Seventy (civic)
                                                 since 2006.

DAVID O. BEIM          Director      Since       Professor of Finance and Economics at the           34 Funds      None
40 East 52nd Street                  2007        Columbia University Graduate School of Business     81 Portfolios
New York, NY 10022                               since 1991; Trustee of Phillips Exeter Academy
1940                                             since 2002; Formerly Chairman, Wave Hill Inc.
                                                 (public garden and cultural center) from 1990 to
                                                 2006.

DR. MATINA HORNER      Director      Since       Formerly Executive Vice President of Teachers       34 Funds      NSTAR (electric
40 East 52nd Street                  2007        Insurance and Annuity Association and College       81 Portfolios and gas utility)
New York, NY 10022                               Retirement Equities Fund from 1989 to 2003.
1939

HERBERT I. LONDON      Director and  Since       Professor Emeritus, New York University since 2005; 34 Funds      AIMS Worldwide,
40 East 52nd Street    Member of     2007        John M. Olin Professor of Humanities, New York      81 Portfolios Inc. (marketing)
New York, NY 10022     the Audit                 University from 1993 to 2005 and Professor thereof
1939                   Committee                 from 1980 to 2005; President, Hudson Institute
                                                 (policy research organizations) since 1997 and
                                                 Trustee thereof since 1980; Chairman of the Board
                                                 of Trustees for Grantham University since 2006;
                                                 Director of InnoCentive, Inc. (strategic solutions
                                                 company) since 2005; Director of Cerego, LLC
                                                 (software development and design) since 2005.

CYNTHIA A. MONTGOMERY  Director      Since       Professor, Harvard Business School since            34 Funds      Newell
                                     2007        1989;Director, Harvard Business School Publishing   81 Portfolios Rubbermaid,
40 East 52nd Street                              since 2005; Director, McLean Hospital since 2005.                 Inc.
New York, NY 10022                                                                                                 (manufacturing)
1952

JOSEPH P. PLATT, JR.   Director      Since       Director,The West Penn Allegheny Health System (a   34 Funds      Greenlight
40 East 52nd Street                  2007        not-for-profit health system) since 2008; Director, 81 Portfolios Capital Re, Ltd.
New York, NY 10022                               Jones and Brown (Canadian insurance broker) since                 (reinsurance
1947                                             1998; General Partner, Thorn Partners, LP (private                company)
                                                 investment) since 1998; Formerly Partner, Amarna
                                                 Corporation, LLC (private investment company) from
                                                 2002 to 2008.

ROBERT C. ROBB, JR.    Director      Since       Partner, Lewis, Eckert, Robb and Company            34 Funds      None
40 East 52nd Street                  2007        (management and financial consulting firm) since    81 Portfolios
New York, NY 10022                               1981.
1945

TOBY ROSENBLATT        Director      Since       President, Founders Investments Ltd. (private       34 Funds      A.P. Pharma,
40 East 52nd Street                  2007        investments) since 1999; Director of Forward        81 Portfolios Inc.(speciality
New York, NY 10022                               Management, LLC since 2007; Director,The James                    Pharmaceuticals)
1938                                             Irvine Foundation (philanthropic foundation) since
                                                 1997; Formerly Trustee, State Street Research
                                                 Mutual Funds from 1990 to 2005; Formerly Trustee,
                                                 Metropolitan Series Funds, Inc. from 2001 to 2005.

MASTER SMALL CAP INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                     BLACKROCK-
                                                                                                     ADVISED
                       POSITION(S)   LENGTH                                                          FUNDS AND
NAME, ADDRESS AND      HELD WITH     OF TIME                                                         PORTFOLIOS    PUBLIC
YEAR OF BIRTH          MASTER LLC    SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      OVERSEEN      DIRECTORSHIPS
-----------------      ------------- ----------- --------------------------------------------------- ------------- -----------------
NON-INTERESTED DIRECTORS(1) (CONCLUDED)

KENNETH L. URISH       Director and  Since       Managing Partner, Urish Popeck & Co., LLC           34 Funds      None
40 East 52nd Street    Chairman of   2007        (certified public accountants and consultants)      81 Portfolios
New York, NY 10022     the Audit                 since 1976; Member of External Advisory Board, The
1951                   Committee                 Pennsylvania State University Accounting Department
                                                 since 2001; Trustee, The Holy Family Foundation
                                                 since 2001; Committee Member/ Professional Ethics
                                                 Committee of the Pennsylvania Institute of
                                                 Certified Public Accountants since 2007; Formerly
                                                 President and Trustee, Pittsburgh Catholic
                                                 Publishing Associates from 2003 to 2008; Formerly
                                                 Director, Inter-Tel from 2006 to 2007.

FREDERICK W.           Director and  Since       Professor and Dean Emeritus of the Joseph M. Katz   34 Funds      None
WINTER 40 East 52nd    Member of     2007        School of Business, University of Pittsburgh since  81 Portfolios
Street New York, NY    the Audit                 2005 and Dean thereof from 1997 to 2005.
10022                  Committee                 Director,Alkon Corporation (pneumatics) since 1992;
1945                                             Formerly Director, Indotronix International (IT
                                                 services) from 2004 to 2008; Director,Tippman
                                                 Sports (recreation) since 2005.

(1)  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

(2)  Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. ("BlackRock") in September
     2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in
     2007.As a result, although the chart shows directors as joining the Master LLC's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim since 1998; Ronald W.
     Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995; Herbert I. London since 1987; Cynthia A. Montgomery since 1994; Joseph P. Platt since 1999; Robert C. Robb, Jr. since 1999; Toby Rosenblatt since 2005; Kenneth L. Urish since
     1999; and Frederick W. Winter since 1999.

INTERESTED DIRECTORS(3)

RICHARD S. DAVIS       Director      Since       Managing Director, BlackRock, Inc. since 2005;      174 Funds     None
40 East 52nd Street                  2007        Formerly Chief Executive Officer, State Street      286 Portfolios
New York, NY 10022                               Research & Management Company from 2000 to
1945                                             2005; Formerly Chairman of the Board of Trustees,
                                                 State Street Research Mutual Funds from 2000 to
                                                 2005; Formerly Chairman, SSR Realty from 2000 to
                                                 2004

HENRY GABBAY           Director      Since       Formerly Consultant, BlackRock, Inc. from 2007 to   174 Funds     None
40 East 52nd Street                  2007        2008; Formerly Managing Director, BlackRock, Inc.   286 Portfolios
New York, NY 10022                               from 1989 to 2007; Formerly Chief Administrative
1947                                             Officer, BlackRock Advisors, LLC from 1998 to 2007;
                                                 Formerly President of BlackRock Funds and
                                                 BlackRock Bond Allocation Target Shares from 2005
                                                 to 2007 and Treasurer of certain closed-end funds
                                                 in the BlackRock Fund complex from 1989 to 2006.

(3)  Mr. Davis is an "interested person," as defined in the Investment Company Act of 1940, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates, as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER SMALL CAP INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                       POSITION(S)   LENGTH
NAME, ADDRESS AND      HELD WITH     OF TIME
YEAR OF BIRTH          MASTER LLC    SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------      ------------- ----------- -----------------------------------------------------------------------------------
MASTER LLC OFFICERS(1)

DONALD C. BURKE        Master LLC    Since       Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street    President and 2007        Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
New York, NY 10022     Chief                     ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof
1960                   Executive                 from 1999 to 2006 and Vice President thereof from 1990 to 1997.
                       Officer

ANNE F. ACKERLEY       Vice          Since       Managing Director of BlackRock, Inc. since 2000 Chief Operating Officer of
40 East 52nd Street    President     2007        BlackRock's US Retain Group since 2006; Formerly Head of BlackRock's Mutual
New York, NY 10022                               Fund Group from 2000 to 2006.
1962

NEAL J. ANDREWS        Chief         Since       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and
40 East 52nd Street    Financial     2007        Line of Business Head of Fund Accounting and Administration at PNC Global
New York, NY 10022     Officer                   Investment Servicing (US) Inc. (formerly PFPC Inc.) from 1992 to 2006.
1966

JAY M. FIFE            Treasurer     Since       Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street                  2007        Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of
New York, NY 10022                               MLIM Fund Services Group from 2001 to 2006.
1970

BRIAN P. KINDELAN      Chief         Since       Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing
40 East 52nd Street    Compliance    2007        Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and
New York, NY 10022     Officer                   Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
1959

HOWARD SURLOFF         Secretary     Since       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                  2007        BlackRock, Inc. since 2006; Formerly General Counsel (US) of Goldman Sachs Asset
New York, NY 10022                               Management, L.P. from 1993 to 2006.
1965

(1)  Officers of the Master LLC serve at the pleasure of the Board of Directors.

Further information about the Master LLC's Officers and Directors is available in the Master LLC's Statement of Additional
Information, which can be obtained without charge by calling 1-800-441-7762.

                                                 INDEPENDENT REGISTERED PUBLIC
CUSTODIAN                ACCOUNTING AGENT        ACCOUNTING FIRM                 LEGAL COUNSEL
---------                ---------------------   -----------------------------   -------------
State Street Bank and    State Street Bank and   Deloitte & Touche LLP           Sidley Austin LLP
Trust Company            Trust Company           Princeton, NJ 08540             New York, NY 10019
North Quincy, MA 02171   Princeton, NJ 08540

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings, each investment of any issuer that exceeds 1% of the Series' net assets and affiliated issues. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                                                        PERCENT OF
INDUSTRY                                       COMMON STOCKS              SHARES HELD       VALUE       NET ASSETS
--------                           ------------------------------------   -----------   -------------   ----------
AEROSPACE & DEFENSE                Other Securities                                     $   4,546,560       0.6%
AIR FREIGHT & LOGISTICS            Other Securities                                         2,540,547       0.4
AIRLINES                           Other Securities                                         1,804,705       0.3
AUTO COMPONENTS                    Other Securities                                         4,873,656       0.7
AUTOMOBILES                        DaimlerChrysler AG                          70,599       2,689,951       0.4
                                   Honda Motor Co., Ltd.                      136,500       2,907,271       0.4
                                   Toyota Motor Corp.                         228,200       7,543,910       1.0
                                   Volkswagen AG                                9,578       3,331,346       0.5
                                   Other Securities                                         4,853,744       0.7
                                                                                        -------------
                                                                                           21,326,222       3.0
                                                                                        -------------
BEVERAGES                          Diageo Plc                                 210,498       2,957,677       0.4
                                   Other Securities                                         7,255,328       1.0
                                                                                        -------------
                                                                                           10,213,005       1.4
                                                                                        -------------
BIOTECHNOLOGY                      Other Securities                                         1,826,053       0.3
BUILDING PRODUCTS                  Other Securities                                         3,653,714       0.5
CAPITAL MARKETS                    UBS AG (a)                                 245,571       3,572,900       0.5
                                   Other Securities                                         9,554,396       1.4
                                                                                        -------------
                                                                                           13,127,296       1.9
                                                                                        -------------
CHEMICALS                          BASF SE                                     78,772       3,060,578       0.4
                                   Other Securities                                        15,350,353       2.2
                                                                                        -------------
                                                                                           18,410,931       2.6
                                                                                        -------------
COMMERCIAL BANKS                   BNP Paribas SA                              68,178       2,942,866       0.4
                                   Banco Bilbao Vizcaya Argentaria SA         295,581       3,662,358       0.5
                                   Banco Santander SA                         652,338       6,295,854       0.9
                                   HSBC Holdings Plc                          991,572       9,704,709       1.4
                                   Mitsubishi UFJ Financial Group, Inc.       904,674       5,686,011       0.8
                                   Westpac Banking Corp.                      232,966       2,794,129       0.4
                                   Other Securities                                        46,270,359       6.6
                                                                                        -------------
                                                                                           77,356,286      11.0
                                                                                        -------------
COMMERCIAL SERVICES & SUPPLIES     Other Securities                                         3,701,343       0.5
COMMUNICATIONS EQUIPMENT           Nokia Oyj                                  317,753       4,986,297       0.7
                                   Other Securities                                         2,427,824       0.3
                                                                                        -------------
                                                                                            7,414,121       1.0
                                                                                        -------------
COMPUTERS & PERIPHERALS            Other Securities                                         2,839,458       0.4
CONSTRUCTION & ENGINEERING         Other Securities                                         6,505,751       0.9
CONSTRUCTION MATERIALS             Other Securities                                         3,952,025       0.6
CONSUMER FINANCE                   Other Securities                                         1,133,074       0.2
CONTAINERS & PACKAGING             Other Securities                                           736,317       0.1
DISTRIBUTORS                       Other Securities                                           443,728       0.1
DIVERSIFIED CONSUMER SERVICES      Other Securities                                           236,310       0.0
DIVERSIFIED FINANCIAL SERVICES     Other Securities                                         6,951,431       1.0
DIVERSIFIED TELECOMMUNICATION
   SERVICES                        Deutsche Telekom AG                        229,735       3,473,430       0.5
                                   France Telecom SA                          150,246       4,187,757       0.6
                                   Telefonica SA                              350,872       7,919,764       1.1
                                   Other Securities                                        14,936,900       2.1
                                                                                        -------------
                                                                                           30,517,851       4.3
                                                                                        -------------
ELECTRIC UTILITIES                 E.ON AG                                    158,040       6,205,782       0.9
                                   The Tokyo Electric Power Co., Inc.         102,100       3,408,277       0.5
                                   Other Securities                                        20,739,937       2.9
                                                                                        -------------
                                                                                           30,353,996       4.3
                                                                                        -------------

ELECTRICAL EQUIPMENT               ABB Ltd.                                   189,024       2,882,643       0.4
                                   Other Securities                                         6,599,483       0.9
                                                                                        -------------
                                                                                            9,482,126       1.3
                                                                                        -------------

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

                                                                                                        PERCENT OF
INDUSTRY                                       COMMON STOCKS              SHARES HELD       VALUE       NET ASSETS
--------                           ------------------------------------   -----------   -------------   ----------
ELECTRONIC EQUIPMENT &
   INSTRUMENTS                     Other Securities                                     $   7,269,774       1.0%
ENERGY EQUIPMENT & SERVICES        Other Securities                                         2,133,717       0.3
FOOD & STAPLES RETAILING           Tesco Plc                                  654,003       3,405,414       0.5
                                   Other Securities                                        12,865,885       1.8
                                                                                        -------------
                                                                                           16,271,299       2.3
                                                                                        -------------
FOOD PRODUCTS                      Nestle SA Registered Shares                324,020      12,830,590       1.8
                                   Unilever NV                                134,383       3,257,169       0.5
                                   Other Securities                                         9,752,645       1.4
                                                                                        -------------
                                                                                           25,840,404       3.7
                                                                                        -------------
GAS UTILITIES                      Other Securities                                         3,474,775       0.5
HEALTH CARE EQUIPMENT & SUPPLIES   Other Securities                                         4,559,824       0.6
HEALTH CARE PROVIDERS & SERVICES   Other Securities                                         1,682,555       0.2
HOTELS, RESTAURANTS & LEISURE      Other Securities                                         5,154,618       0.7
HOUSEHOLD DURABLES                 Other Securities                                         5,955,129       0.8
HOUSEHOLD PRODUCTS                 Other Securities                                         3,740,759       0.5
IT SERVICES                        Other Securities                                         1,919,999       0.3
INDEPENDENT POWER PRODUCERS
   & ENERGY TRADERS                Other Securities                                         1,509,842       0.2
INDUSTRIAL CONGLOMERATES           Siemens AG                                  71,711       5,398,644       0.8
                                   Other Securities                                         5,119,223       0.7
                                                                                        -------------
                                                                                           10,517,867       1.5
                                                                                        -------------
INSURANCE                          AXA SA                                     129,232       2,900,688       0.4
                                   Allianz AG Registered Shares                36,947       3,931,184       0.5
                                   Muenchener Rueckversicherungs               17,317       2,688,423       0.4
                                   AG Registered Shares
                                   Other Securities                                        23,216,877       3.3
                                                                                        -------------
                                                                                           32,737,172       4.6
                                                                                        -------------
INTERNET & CATALOG RETAIL          Other Securities                                           643,692       0.1
INTERNET SOFTWARE & SERVICES       Other Securities                                           600,113       0.1
LEISURE EQUIPMENT & PRODUCTS       Other Securities                                         1,273,665       0.2
LIFE SCIENCES TOOLS & SERVICES     Other Securities                                           421,373       0.1
MACHINERY                          Other Securities                                        12,652,601       1.8
MARINE                             Other Securities                                         2,639,730       0.4
MEDIA                              Vivendi SA                                  97,557       3,179,773       0.5
                                   Other Securities                                         8,252,973       1.2
                                                                                        -------------
                                                                                           11,432,746       1.7
                                                                                        -------------
METALS & MINING                    BHP Billiton Ltd.                          280,586       5,960,817       0.8
                                   BHP Billiton Plc                           184,260       3,573,834       0.5
                                   Other Securities                                        16,964,972       2.4
                                                                                        -------------
                                                                                           26,499,623       3.7
MULTI-UTILITIES                    GDF Suez                                    90,797       4,506,895       0.6
                                   RWE AG                                      37,100       3,295,108       0.5
                                   Other Securities                                         5,810,506       0.8
                                                                                        -------------
                                                                                           13,612,509       1.9
                                                                                        -------------
MULTILINE RETAIL                   Other Securities                                         2,003,499       0.3
OFFICE ELECTRONICS                 Canon, Inc.                                 87,300       2,766,064       0.4
                                   Other Securities                                         1,366,519       0.2
                                                                                        -------------
                                                                                            4,132,583       0.6
                                                                                        -------------
OIL, GAS & CONSUMABLE FUELS        BG Group Plc                               278,300       3,852,113       0.5
                                   BP Plc                                   1,544,898      11,925,745       1.7
                                   Eni SpA                                    215,550       5,186,917       0.7
                                   Royal Dutch Shell Plc                      291,305       7,653,486       1.1
                                   Royal Dutch Shell Plc Class B              223,973       5,677,368       0.8
                                   Total SA                                   177,470       9,757,146       1.4
                                   Other Securities                                         9,730,837       1.4
                                                                                        -------------
                                                                                           53,783,612       7.6
                                                                                        -------------
PAPER & FOREST PRODUCTS            Other Securities                                         2,223,049       0.3
PERSONAL PRODUCTS                  Other Securities                                         2,757,703       0.4

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

                                                                                                        PERCENT OF
INDUSTRY                                       COMMON STOCKS              SHARES HELD       VALUE       NET ASSETS
--------                           ------------------------------------   -----------   -------------   ----------
PHARMACEUTICALS                    AstraZeneca Plc                            120,741   $   4,939,567       0.7%
                                   Bayer AG                                    63,337       3,690,546       0.5
                                   GlaxoSmithKline Plc                        433,752       8,066,813       1.2
                                   Novartis AG Registered Shares              200,847      10,058,710       1.4
                                   Roche Holding AG                            58,996       9,133,591       1.3
                                   Sanofi-Aventis                              86,580       5,537,927       0.8
                                   Takeda Pharmaceutical Co., Ltd.             68,300       3,559,954       0.5
                                   Other Securities                                        10,524,500       1.5
                                                                                        -------------
                                                                                           55,511,608       7.9
                                                                                        -------------
PROFESSIONAL SERVICES              Other Securities                                         2,217,546       0.3
REAL ESTATE INVESTMENT TRUSTS
   (REITS)                         Other Securities                                         7,009,570       1.0
REAL ESTATE MANAGEMENT &
   DEVELOPMENT                     Other Securities                                        10,260,671       1.4
ROAD & RAIL                        Other Securities                                         7,871,885       1.1
SEMICONDUCTORS &                   Other Securities                                         2,659,634       0.4
   SEMICONDUCTOR EQUIPMENT
SOFTWARE                           Nintendo Co., Ltd.                           8,100       3,095,429       0.4
                                   Other Securities                                         3,960,332       0.6
                                                                                        -------------
                                                                                            7,055,761       1.0
                                                                                        -------------
SPECIALTY RETAIL                   Other Securities                                         5,059,225       0.7
TEXTILES, APPAREL & LUXURY GOODS   Other Securities                                         5,332,533       0.8
TOBACCO                            British American Tobacco Plc               156,974       4,094,960       0.6
                                   Other Securities                                         3,745,625       0.5
                                                                                        -------------
                                                                                            7,840,585       1.1
                                                                                        -------------
TRADING COMPANIES & DISTRIBUTORS   Other Securities                                         6,075,353       0.9
TRANSPORTATION INFRASTRUCTURE      Other Securities                                         2,672,582       0.4
WATER UTILITIES                    Other Securities                                           326,778       0.0
WIRELESS TELECOMMUNICATION
   SERVICES                        Vodafone Group Plc                       4,354,451       8,916,407       1.3
                                   Other Securities                                         5,962,912       0.8
                                                                                        -------------
                                                                                           14,879,319       2.1
                                                                                        -------------
                                   TOTAL COMMON STOCKS                                    656,163,788      92.9
                                                                                        -------------
                                   EXCHANGE TRADED FUNDS
                                   iShares MSCI EAFE Index Fund (c)           617,845      27,722,705       3.9
                                   Total Exchange-Traded Funds                             27,722,705       3.9
                                                                                        -------------     -----
                                   PREFERRED STOCKS
Automobiles                        Other Securities                                           457,206       0.1
Household Products                 Other Securities                                           460,595       0.1
Multi-Utilities                    Other Securities                                           197,995       0.0
                                   Total Preferred Stocks                                   1,115,796       0.2
                                                                                        -------------     -----
                                   RIGHTS
Commercial Banks                   Other Securities                                            97,466       0.0
Diversified Financial Services     Other Securities                                                 3       0.0
Metals & Mining                    Other Securities                                                --       0.0
                                                                                        -------------
                                   Total Rights                                                97,469       0.0
                                                                                        -------------     -----
                                   Total Long-Term Securities
                                   (Cost - $ 865,585,207)                                 685,099,758

                                                                           BENEFICIAL
                                                                            INTEREST
                                                                             (000)
                                                                          -----------
                                   SHORT-TERM SECURITIES
                                   BlackRock Liquidity Series, LLC Cash
                                      Sweep Series, 1.64% (c)(d)          $    11,260      11,259,665       1.6
                                   Total Short-Term Securities
                                   (Cost -- $11,259,665)                                   11,259,665       1.6
                                                                                        -------------     -----
TOTAL INVESTMENTS
(COST -- $876,844,872*)                                                                   696,359,423      98.6
OTHER ASSETS LESS LIABILITIES                                                               9,759,975       1.4
                                                                                        -------------     -----
NET ASSETS                                                                              $ 706,119,398     100.0%
                                                                                        =============     =====

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost ..................   $ 895,944,370
                                    -------------
Gross unrealized appreciation....      44,690,983
Gross unrealized depreciation....    (244,275,930)
                                    -------------
Net unrealized depreciation .....   $(199,584,947)
                                    =============

(a)  Non-income producing security.

(b) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(c)  Represents the current yield as of report date.

(d) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                   INTEREST
AFFILIATE                                           NET ACTIVITY    INCOME
---------                                           ------------   --------
BlackRock Liquidity Series, LLC Cash Sweep Series   $(2,269,973)   $347,498

     - For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

     - Financial futures contracts purchased as of December 31, 2008 were as follows:

                                                                                          UNREALIZED
NUMBER OF                                                                                APPRECIATION
CONTRACTS            ISSUE                EXCHANGE       EXPIRATION DATE   FACE VALUE   (DEPRECIATION)
---------   ----------------------   -----------------   ---------------   ----------   --------------
     4      Hang Seng Index Future   Hong Kong             January 2009    $  364,962      $  6,770
     1      IPEX 35 Plus             Eurex                 January 2009    $  128,154        (1,479)
    62      OMX Stock Index Future   Stockholm             January 2009    $  528,796       (12,126)
     1      Dax Index 25 Euro        Eurex Deutschland      March 2009     $  166,557         1,448
   159      DJ Euro Stoxx 50         Eurex                  March 2009     $5,465,643       (50,714)
    69      FTSE 100 Index Future    LIFFE                  March 2009     $4,255,013       100,083
     1      S&P MIB Index            Eurex                  March 2009     $  136,511        (1,524)
    21      SPI 200 Index Future     Sydney                 March 2009     $1,288,532        82,615
    56      TOPIX Index Future       Tokyo                  March 2009     $5,045,773       279,324
                                                                                           --------
TOTAL                                                                                      $404,397
                                                                                           --------

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

   - Forward foreign exchange contracts as of December 31, 2008 were as follows:

                                                       UNREALIZED
 FOREIGN CURRENCY        FOREIGN        SETTLEMENT    APPRECIATION
    PURCHASED         CURRENCY SOLD        DATE      (DEPRECIATION)
-----------------   -----------------   ----------   --------------
AUD     2,905,650   USD     1,889,627     2/12/09       $ 126,948
AUD       427,000   USD       294,124     2/12/09           2,222
USD     1,343,567   AUD     2,073,650     2/12/09         (95,585)
CHF       698,300   USD       589,627     2/12/09          66,746
USD       584,084   CHF       698,300     2/12/09         (72,288)
CHF       233,000   USD       220,812     2/12/09          (1,802)
EUR     7,325,700   USD     9,176,794     2/12/09         988,533
EUR     1,047,000   USD     1,405,492     2/12/09          47,352
EUR       444,100   USD       554,487     2/12/09          61,757
USD     8,950,183   EUR     7,051,300     2/12/09        (834,380)
USD       254,738   EUR       181,600     2/12/09           2,746
GBP     3,413,500   USD     5,244,862     2/12/09        (342,615)
GBP       615,300   USD       912,473     2/12/09         (28,819)
GBP       484,300   USD       709,222     2/12/09         (13,702)
USD       457,851   GBP       307,900     2/12/09          15,665
USD     4,956,738   GBP     3,302,600     2/12/09         213,758
USD       326,195   GBP       224,000     2/12/09           4,500
JPY   521,967,400   USD     5,391,039     2/12/09         372,100
JPY   105,760,000   USD     1,131,019     2/12/09          36,697
JPY    21,045,000   USD       232,921     2/12/09            (559)
USD       479,549   JPY    45,436,000     2/12/09         (22,119)
USD     3,688,263   JPY   354,702,500     2/12/09        (228,074)
USD       138,335   JPY    13,360,600     2/12/09          (9,181)
SEK     4,806,100   USD       594,468     2/12/09          12,836
USD       398,679   SEK     3,204,300     2/12/09          (6,220)
                                                        ---------
TOTAL                                                   $ 296,516
                                                        ---------

*    Currency Abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

SEK  Swedish Krona

USD  U.S. Dollar

                       See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

- Effective January 1, 2008, the Series adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1 - price quotations in active markets/exchanges for identical securities

- Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

- Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Series' own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to the Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Series' investments:

                    INVESTMENTS
VALUATION INPUTS   IN SECURITIES   OTHER FINANCIAL INSTRUMENTS*
----------------   -------------   ----------------------------
                       ASSETS         ASSETS       LIABILITIES
                   -------------   ------------   -------------
Level 1 ........    $ 40,464,760    $  470,240     $   (65,843)
Level 2 ........     655,868,163     1,951,860      (1,655,344)
Level 3 ........          26,500            --              --
                    ------------    ----------     -----------
TOTAL ..........    $696,359,423    $2,422,100     $(1,721,187)
                    ============    ==========     ===========

* Other financial instruments are futures and foreign currency exchange contracts.

The following is a reconciliation of investments for unobservable inputs (Level
3) used in determining fair value:

                                                         Investment in
                                                           Securities
                                                         -------------
Balance, as of January 1, 2008 .......................            --
Realized gain (loss) .................................            --
Change in unrealized appreciation (depreciation)(1)...     $(661,574)
Net purchase (sales) .................................            --
Net transfers in/out of Level 3 ......................       688,074
                                                           ---------
Balance, as of December 31, 2008 .....................     $  26,500
                                                           =========

(1) Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

                       See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
Investments at value - unaffiliated (cost-- $865,585,207) .......   $ 685,099,758
Investments at value - affiliated (cost-- $11,259,665) ..........      11,259,665
Unrealized appreciation on foreign currency exchange contracts...       1,951,860
Foreign currency at value (cost - $8,721,925) ...................       8,868,747
Dividends receivable ............................................       3,121,399
Contributions receivable from investors .........................       1,416,877
Investments sold receivable .....................................         538,023
Margin variation receivable .....................................         383,364
Prepaid expenses ................................................          24,472
                                                                    -------------
TOTAL ASSETS ....................................................     712,664,165
                                                                    -------------
LIABILITIES:
Unrealized depreciation on foreign currency exchange contracts...       1,655,344
Investments purchased payable ...................................       4,575,322
Withdrawls payable to investors .................................         118,681
Investment advisory fees payable ................................           5,532
Other affiliates payable ........................................           2,870
Officer's and Directors' fees payable ...........................             280
Other accrued expenses payable ..................................         186,738
                                                                    -------------
TOTAL LIABILITIES ...............................................       6,544,767
                                                                    -------------
NET ASSETS ......................................................   $ 706,119,398
                                                                    =============
NET ASSETS CONSIST OF
Investors' capital ..............................................     885,713,794
Unrealized appreciation/depreciation ............................    (179,594,396)
                                                                    -------------
NET ASSETS ......................................................     706,119,398
                                                                    =============

                       See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Dividends ...............................................   $  36,817,766
Foreign withholding tax .................................      (3,154,735)
Income - affiliated .....................................         347,827
                                                            -------------
TOTAL INCOME ............................................      34,010,858
                                                            -------------
EXPENSES:
Custodian ...............................................         546,663
Accounting services .....................................         174,017
Investment advisory .....................................          93,067
Pricing .................................................          84,257
Professional ............................................          82,083
Officers and Directors ..................................          28,137
Printing ................................................           2,360
Miscellaneous ...........................................          40,583
                                                            -------------
Total expenses ..........................................       1,051,137
Less fees waived by advisor .............................         (79,741)
                                                            -------------
Total expenses after waiver .............................         971,396
                                                            -------------
NET INVESTMENT INCOME ...................................      33,039,462
                                                            -------------
REALIZED & UNREALIZED GAIN (LOSS)
Net realized loss from:
   Investments ..........................................     (33,152,715)
   Futures ..............................................     (10,835,635)
   In-kind redemptions ..................................      (5,277,022)
   Foreign currency .....................................      (3,044,473)
                                                            -------------
                                                              (52,309,895)
                                                            -------------
Net change in unrealized appreciation/depreciation on:
   Investments ..........................................    (468,611,575)
   Futures ..............................................         265,812
   Foreign currency .....................................         249,595
                                                            -------------
                                                             (468,096,168)
                                                            -------------
TOTAL REALIZED AND UNREALIZED LOSS ......................    (520,406,063)
                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....   $(487,366,601)
                                                            =============

                       See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                           For the Year Ended December 31,
                                                                         ----------------------------------
                                                                               2008               2007
                                                                         ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income .............................................   $    33,039,462    $    32,702,640
   Net realized gain (loss) ..........................................       (52,309,895)        21,342,720
   Net change in unrealized appreciation/depreciation ................      (468,096,168)        60,461,397
                                                                         ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......      (487,366,601)       114,506,757
                                                                         ---------------    ---------------
CAPITAL TRANSACTIONS
   Proceeds from contributions .......................................       589,551,495        740,944,038
   Fair value of withdrawals .........................................      (539,237,057)      (542,265,015)
                                                                         ---------------    ---------------
NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL TRANSACTIONS .........        50,314,438        198,679,023
                                                                         ---------------    ---------------
NET ASSETS
   Total increase (decrease) in net assets ...........................      (437,052,168)       313,185,780
   Beginning of year .................................................     1,143,171,561        829,985,781
                                                                         ---------------    ---------------
   END OF YEAR .......................................................   $   706,119,398    $ 1,143,171,561
                                                                         ===============    ===============

FINANCIAL HIGHLIGHTS

                                                         For the Year Ended December 31,
                                        -----------------------------------------------------------------
                                            2008          2007          2006         2005         2004
                                        -----------   ------------   ----------   ----------   ---------
TOTAL INVESTMENT RETURN .............      (41.94)%         10.80%       26.61%       13.64%       20.32%
                                        ---------     -----------    ---------    ---------    ---------
Ratios to Average Net Assets
   Total expenses after waiver ......         .10%            .09%         .10%         .10%         .09%
                                        ---------     -----------    ---------    ---------    ---------
   Total expenses ...................         .11%            .10%         .11%         .10%         .10%
                                        ---------     -----------    ---------    ---------    ---------
   Net investment income ............        3.54%           2.86%        2.70%        2.53%        2.55%
                                        ---------     -----------    ---------    ---------    ---------
Supplemental Data
   Net assets, end of year (000) ....   $ 706,119     $ 1,143,172    $ 829,986    $ 523,155    $ 322,067
                                        ---------     -----------    ---------    ---------    ---------
   Portfolio turnover ...............          30%             30%          23%          11%          14%
                                        ---------     -----------    ---------    ---------    ---------

                       See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

     Master International Index Series (the "Series"), a non-diversified management investment company, is part of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Directors to issue non-transferable interests in the Series subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

     The following is a summary of significant accounting policies followed by the Series:

     Valuation of investments

     Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. The Series values its investment in BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

     In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE").The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

     Derivative financial instruments

     The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

- Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counter-parties to meet the terms of their contracts.

- Foreign currency contracts -- A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Series may enter into foreign currency contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the foreign currency backing some of the investments held by the Series. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

- Foreign currency options and futures -- The Series may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added
     to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

     Foreign currency transactions

     Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Series reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Preferred Stock

     The Series may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element vanes inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     Segregation and Collateralization

     In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Series segregates assets in connection with certain investments (e.g., forward foreign currency contracts and financial futures contracts), the Series will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Series may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts).

     Investment Transactions and Investment Income

     Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend dates. Upon notification from issuers some of the dividend income received from a real estate investment trust may be redesignated as of reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

     Income taxes

     The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

     The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

     Recent accounting pronouncement

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Series' financial statement disclosures, if any, is currently being assessed.

     Other

     Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

     The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc.

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

     The Advisor is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Advisor a monthly fee at an annual rate of 0.01% of the average daily value of the Series' net assets.

     The Advisor has entered into a contractual arrangement with the Master LLC with respect to the Series under which the Advisor will waive its fees or reimburse expenses so that the total operating expenses incurred by the Series will not exceed 0.12% of the Series' average daily net assets. This arrangement has a one-year term and is renewable.This amount is shown on the Statement of Operations as fees waived by the advisor.

     The Advisor has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Advisor.

     For the year ended December 31,2008, the Series reimbursed the Advisor $15,835 for certain accounting services, which is included in accounting services in the Statement of Operations.

     In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, received $41,908 in commissions on the execution of portfolio security transactions for the Series for the year ended December 31, 2008.

     The Series may earn income on positive cash balances in demand deposit accounts. For the year ended December 31, 2008, the Series earned $329, which is included in income -- affiliated in the Statement of Operations.

     Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. The Series reimburses the Advisor for compensation paid to the Master LLC's Chief Compliance Officer.

3. INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $358,428,019 and $272,733,058, respectively.

4. SHORT-TERM BORROWINGS:

     The Series, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009.The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Series paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Series pays a commitment fee of 0.08% per annum based on the Series' pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Series did not borrow under the credit agreement during the year ended December 31, 2008.

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

5. MARKET AND CREDIT RISK:

     In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the companies whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Series may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Series to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Series' exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Series' Statement of Assets and Liabilities.

     The Series invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Please see the Summary Schedule of Investments for concentrations in specific countries.

6. SUBSEQUENT EVENT:

     On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

MASTER INTERNATIONAL INDEX SERIES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Directors of Quantitative Master Series LLC:

     We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master International Index Series, one of the portfolios constituting Quantitative Master Series LLC (the "Master LLC") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31,2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of Quantitative Master Series LLC as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2009

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                                                                                                       NUMBER OF
                                     LENGTH                                                            BLACKROCK-
                                     OF TIME                                                            ADVISED
                      POSITION(S)    SERVED                                                            FUNDS AND
 NAME, ADDRESS AND     HELD WITH      AS A                                                             PORTFOLIOS        PUBLIC
   YEAR OF BIRTH      MASTER LLC   DIRECTOR(2)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       OVERSEEN      DIRECTORSHIPS
-------------------  ------------  -----------  ---------------------------------------------------  -------------  ----------------
NON-INTERESTED DIRECTORS(1)

RONALD W. FORBES     Co-Chair of   Since        Professor Emeritus of Finance, School of Business,   34 Funds       None
40 East 52nd Street  the Board of  2007         State University of New York at Albany since 2000.   81 Portfolios
New York, NY 10022   Directors
1940                 and Director

RODNEY D. JOHNSON    Co-Chair of   Since        President, Fairmount Capital Advisors, Inc. since    34 Funds       None
40 East 52nd Street  the Board of  2007         1987; Director, Fox Chase Cancer Center since        81 Portfolios
New York, NY 10022   Directors                  2002; Member of the Archdiocesan Investment
1941                 and Director               Committee of the Archdiocese of Philadelphia since
                                                2003; Director The Committee of Seventy (civic)
                                                since 2006.

DAVID O. BEIM        Director      Since        Professor of Finance and Economics at the            34 Funds       None
40 East 52nd Street                2007         Columbia University Graduate School of Business      81 Portfolios
New York, NY 10022                              since 1991; Trustee of Phillips Exeter Academy
1940                                            since 2002; Formerly Chairman, Wave Hill Inc.
                                                (public garden and cultural center) from 1990 to
                                                2006.

DR. MATINA HORNER    Director      Since        Formerly Executive Vice President of Teachers        34 Funds       NSTAR (electric
40 East 52nd Street                2007         Insurance and Annuity Association and College        81 Portfolios  and gas utility)
New York, NY 10022                              Retirement Equities Fund from 1989 to 2003.
1939

HERBERT I. LONDON    Director      Since        Professor Emeritus, New York University since 2005;  34 Funds       AIMS Worldwide,
40 East 52nd Street  and Member    2007         John M. Olin Professor of Humanities, New York       81 Portfolios  Inc. (marketing)
New York, NY 10022   of the Audit               University from 1993 to 2005 and Professor thereof
1939                 Committee                  from 1980 to 2005; President, Hudson Institute
                                                (policy research organizations) since 1997 and
                                                Trustee thereof since 1980; Chairman of the Board
                                                of Trustees for Grantham University since 2006;
                                                Director of InnoCentive, Inc. (strategic solutions
                                                company) since 2005; Director of Cerego, LLC
                                                (software development and design) since 2005.

CYNTHIA A.           Director      Since        Professor, Harvard Business School since             34 Funds       Newell
MONTGOMERY                         2007         1989;Director, Harvard Business School Publishing    81 Portfolios  Rubbermaid,
40 East 52nd Street                             since 2005; Director, McLean Hospital since 2005.                   Inc.
New York, NY 10022                                                                                                  (manufacturing)
1952

JOSEPH P. PLATT, JR. Director      Since        Director,The West Penn Allegheny Health System (a    34 Funds       Greenlight
40 East 52nd Street                2007         not-for-profit health system) since 2008; Director,  81 Portfolios  Capital Re, Ltd.
New York, NY 10022                              Jones and Brown (Canadian insurance broker) since                   (reinsurance
1947                                            1998; General Partner, Thorn Partners, LP (private                  company
                                                investment) since 1998; Formerly Partner, Amarna
                                                Corporation, LLC (private investment company) from
                                                2002 to 2008.

ROBERT C. ROBB, JR.  Director      Since        Partner, Lewis, Eckert, Robb and Company             34 Funds       None
40 East 52nd Street                2007         (management and financial consulting firm) since     81 Portfolios
New York, NY 10022                              1981.
1945

TOBY ROSENBLATT      Director      Since        President, Founders Investments Ltd. (private        34 Funds       A.P. Pharma,
40 East 52nd Street                2007         investments) since 1999; Director of Forward         81 Portfolios  Inc.(speciality
New York, NY 10022                              Management, LLC since 2007; Director,The James                      Pharmaceuticals)
1938                                            Irvine Foundation (philanthropic foundation) since
                                                1997; Formerly Trustee, State Street Research
                                                Mutual Funds from 1990 to 2005; Formerly Trustee,
                                                Metropolitan Series Funds, Inc. from 2001 to 2005.

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                                                                                                       NUMBER OF
                                                                                                       BLACKROCK-
                                                                                                        ADVISED
                      POSITION(S)    LENGTH                                                            FUNDS AND
 NAME, ADDRESS AND     HELD WITH     OF TIME                                                           PORTFOLIOS        PUBLIC
   YEAR OF BIRTH      MASTER LLC     SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       OVERSEEN      DIRECTORSHIPS
-------------------  ------------  -----------  ---------------------------------------------------  --------------  ---------------
NON-INTERESTED DIRECTORS(1) (CONCLUDED)

KENNETH L. URISH     Director and  Since        Managing Partner, Urish Popeck & Co., LLC            34 Funds        None
40 East 52nd Street  Chairman of   2007         (certified public accountants and consultants)       81 Portfolios
New York, NY 10022   the Audit                  since 1976; Member of External Advisory Board, The
1951                 Committee                  Pennsylvania State University Accounting Department
                                                since 2001; Trustee, The Holy Family Foundation
                                                since 2001; Committee Member/ Professional Ethics
                                                Committee of the Pennsylvania Institute of
                                                Certified Public Accountants since 2007; Formerly
                                                President and Trustee, Pittsburgh Catholic
                                                Publishing Associates from 2003 to 2008; Formerly
                                                Director, Inter-Tel from 2006 to 2007.

FREDERICK W.         Director and  Since        Professor and Dean Emeritus of the Joseph M. Katz    34 Funds        None
WINTER 40 East 52nd  Member of     2007         School of Business, University of Pittsburgh since   81 Portfolios
Street New York, NY  the Audit                  2005 and Dean thereof from 1997 to 2005. Director,
10022                Committee                  Alkon Corporation (pneumatics) since 1992;
1945                                            Formerly Director, Indotronix International (IT
                                                services) from 2004 to 2008; Director,Tippman
                                                Sports (recreation) since 2005.

(1)  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

(2)  Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. ("BlackRock") in September
     2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in
     2007.As a result, although the chart shows directors as joining the Master LLC's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim since 1998; Ronald W.
     Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995; Herbert I. London since 1987; Cynthia A. Montgomery since 1994; Joseph P. Platt since 1999; Robert C. Robb, Jr. since 1999; Toby Rosenblatt since 2005; Kenneth L. Urish since
     1999; and Frederick W. Winter since 1999.

INTERESTED DIRECTORS(3)
RICHARD S. DAVIS     Director      Since        Managing Director, BlackRock, Inc. since 2005;       174 Funds       None
40 East 52nd Street                2007         Formerly Chief Executive Officer, State Street       286 Portfolios
New York, NY 10022                              Research & Management Company from 2000 to
1945                                            2005; Formerly Chairman of the Board of Trustees,
                                                State Street Research Mutual Funds from 2000 to
                                                2005; Formerly Chairman, SSR Realty from 2000 to
                                                2004

HENRY GABBAY         Director      Since        Formerly Consultant, BlackRock, Inc. from 2007 to    174 Funds       None
40 East 52nd Street                2007         2008; Formerly Managing Director, BlackRock, Inc.    286 Portfolios
New York, NY 10022                              from 1989 to 2007; Formerly Chief Administrative
1947                                            Officer, BlackRock Advisors, LLC from 1998 to 2007;
                                                Formerly President of BlackRock Funds and
                                                BlackRock Bond Allocation Target Shares from 2005
                                                to 2007 and Treasurer of certain closed-end funds
                                                in the BlackRock Fund complex from 1989 to 2006.

(3)  Mr. Davis is an "interested person," as defined in the Investment Company Act of 1940, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates, as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                       POSITION(S)    LENGTH
 NAME, ADDRESS AND      HELD WITH    OF TIME
   YEAR OF BIRTH       MASTER LLC     SERVED                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------  --------------  -------  --------------------------------------------------------------------------------------

MASTER LLC OFFICERS(1)

DONALD C. BURKE      Master LLC      Since    Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill
40 East 52nd Street  President and   2007     Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in
New York, NY 10022   Chief                    2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to
1960                 Executive                2006 and Vice President thereof from 1990 to 1997.
                     Officer

ANNE F. ACKERLEY     Vice President  Since    Managing Director of BlackRock, Inc. since 2000 Chief Operating Officer of BlackRock's
40 East 52nd Street                  2007     US Retain Group since 2006; Formerly Head of BlackRock's Mutual Fund Group from 2000
New York, NY 10022                            to 2006.
1962

NEAL J. ANDREWS      Chief           Since    Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and
40 East 52nd Street  Financial       2007     Line of Business Head of Fund Accounting and Administration at PNC Global Investment
New York, NY 10022   Officer                  Servicing (US) Inc. (formerly PFPC Inc.) from 1992 to 2006.
1966

JAY M. FIFE          Treasurer       Since    Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street                  2007     Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM
New York, NY 10022                            Fund Services Group from 2001 to 2006.
1970

BRIAN P. KINDELAN    Chief           Since    Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director
40 East 52nd Street  Compliance      2007     and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel
New York, NY 10022   Officer                  of BlackRock Advisors, Inc. from 2001 to 2004.
1959

HOWARD SURLOFF       Secretary       Since    Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock,
40 East 52nd Street                  2007     Inc. since 2006; Formerly General Counsel (US) of Goldman Sachs Asset Management, L.P.
New York, NY 10022                            from 1993 to 2006.
1965

(1)    Officers of the Master LLC serve at the pleasure of the Board of Directors.

Further information about the Master LLC's Officers and Directors is available in the Master LLC's Statement of Additional
Information, which can be obtained without charge by calling 1-800-441-7762.

                                                     INDEPENDENT REGISTERED PUBLIC
CUSTODIAN                       ACCOUNTING AGENT            ACCOUNTING FIRM             LEGAL COUNSEL
---------                    ---------------------   -----------------------------   ------------------
JP Morgan Chase Bank, N.A.   State Street Bank and   Deloitte & Touche LLP           Sidley Austin LLP
Brooklyn, NY 11245           Trust Company           Princeton, NJ 08540             New York, NY 10019
                             Princeton, NJ 08540

                             (AMERICAN BEACON LOGO)

DELIVERY OF DOCUMENTS

TO REDUCE EXPENSES, YOUR FINANCIAL INSTITUTION MAY MAIL ONLY ONE COPY OF THE PROSPECTUS, ANNUAL REPORT AND SEMI-ANNUAL REPORT TO THOSE ADDRESSES SHARED BY TWO OR MORE ACCOUNTS. IF YOU WISH TO RECEIVE INDIVIDUAL COPIES OF THESE DOCUMENTS, PLEASE CONTACT YOUR FINANCIAL INSTITUTION. DELIVERY OF INDIVIDUAL COPIES WILL COMMENCE THIRTY DAYS AFTER RECEIVING YOUR REQUEST.

IF YOU INVEST IN THE FUND THROUGH A FINANCIAL INSTITUTION, YOU MAY BE ABLE TO RECEIVE THE FUND'S REGULATORY MAILINGS, SUCH AS THE PROSPECTUS, ANNUAL REPORT AND SEMI-ANNUAL REPORT, BY E-MAIL. IF YOU ARE INTERESTED IN THIS OPTION, PLEASE GO TO WWW.ICSDELIVERY.COM AND SEARCH FOR YOUR FINANCIAL INSTITUTION'S NAME OR CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                (GRAPHIC)                                   (GRAPHIC)
               BY E-MAIL:                               ON THE INTERNET:
   american_beacon.funds@ambeacon.com   Visit our website at www.americanbeaconfunds.com

                (GRAPHIC)                                   (GRAPHIC)
              BY TELEPHONE:                                 BY MAIL:
           Institutional Class                        American Beacon Funds
           Call (800) 658-5811                           P.O. Box 219643
           PlanAhead Class(R)                         Kansas City, MO 64121
             (800) 388-3344

                  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to the Schedule of Investments provided in each semi-annual and annual report, each Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q as of the first and third fiscal quarters. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of each fiscal quarter.

                 AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available in each Fund's Statement of Additional Information, which may be obtained free of charge by calling 1-800-967-9009 or by accessing the SEC's website at www.sec.gov. Each Fund's proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund's Forms N-PX are available on the SEC's website at www.sec.gov. The Fund's proxy voting record may also be obtained by calling 1-800-967-9009.

FUND SERVICE PROVIDERS:

CUSTODIAN                     TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING FIRM   FORESIDE FUND SERVICES
                              SERVICES                                         Portland, Maine
Boston, Massachusetts         Kansas City, Missouri   ERNST & YOUNG LLP
                                                      Dallas, Texas

THIS REPORT IS PREPARED FOR SHAREHOLDERS OF THE AMERICAN BEACON FUNDS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

AMERICAN AIRLINES, INC. IS NOT RESPONSIBLE FOR INVESTMENTS MADE IN THE AMERICAN BEACON FUNDS. AMERICAN BEACON FUNDS IS A SERVICE MARK OF AMR CORPORATION. AMERICAN BEACON SMALL CAP INDEX FUND AND AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND ARE SERVICE MARKS OF AMERICAN BEACON ADVISORS, INC.

                                                                        AR 12/08
                                                                        00065948

                           GUIDANCE | VISION | EXPERIENCE

                          (AMERICAN BEACON FUNDS(SM) LOGO)

                                  Annual Report

                                    (GRAPHIC)

December 31, 2008

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message ...............................................            1
Market and Performance Overview ...................................            2
Schedule of Investments ...........................................            7
Financial Highlights ..............................................           17
Additional Information ............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2008

(PHOTO OF WILLIAM F. QUINN)

FELLOW SHAREHOLDERS,

Enclosed is the Annual Report for the American Beacon Treasury Inflation Protected Securities Fund for the twelve months ended December 31, 2008.

Growing unemployment, low consumer confidence, rising foreclosures and bank failures all contributed to a growing uncertainty that permeated every aspect of the economy in 2008. The Federal Reserve Board ("Fed") lowered the Fed Funds rate on December 16th to a record low target range of 0.00-0.25% and noted that "weak economic conditions are likely to warrant exceptionally low levels of the Fed Funds rate for some time."

Even with the government bailouts and liquidity programs, short-term credit markets were under great strain as banks continued to report substantial losses. A weak economic environment limited the Fed's ability to raise interest rates.

In this environment of low inflation expectations, the American Beacon Treasury Inflation Protected Securities Fund reported a very competitive return of -2.09% for the period compared to the Lipper TIPS Index return of -4.08%.

Please review the enclosed market overview, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ William F. Quinn

                                        William F. Quinn
                                        President
                                        American Beacon Funds

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

MARKET OVERVIEW
DECEMBER 31, 2008 (UNAUDITED)

     Treasury yields plunged in 2008. On December 31, 2008, the 30-year Treasury yielded a remarkably low 2.69%, while the 3-month Treasury bill yielded an equally remarkable 0.08%. Credit spreads widened significantly throughout 2008, ending the year over 300 basis points (3.00%) wider than their year-ago level. Equity markets posted their worst annual returns since the 1930's. Energy prices plummeted in the second half of 2008, after skyrocketing in the first half. The nearly 50% increase in crude oil prices the first six months of the year was followed by a 68% decline over the second half.

     Inflation, as measured by the Consumer Price Index ("CPI"), had a bumpy ride, increasing in the first half of the year and then sharply moving downward in the second half of 2008. The prices of crude oil, agricultural and other commodities fell sharply in the second half of 2008 on concerns about rapidly slowing demand. For example, in December, the CPI increased at a 0.1% year-over-year pace (vs. 5.0% in June), while the Core CPI (CPI excluding food and energy) increased at a 1.8% year-over-year pace (vs. 2.4% in June).

     Increasing real Treasury interest rates and lower-than-expected CPI readings contributed to negative total returns for Treasury Inflation Protected Securities ("TIPS"). The Barclays Capital U.S. TIPS Index returned -2.35% in 2008, while the Intermediate (1-10 year maturity) TIPS Index returned -2.43%.

     Inflation expectations as evidenced by breakeven inflation rates (the spread between similar maturity nominal and inflation-protected securities) ranged approximately 300 basis points (3.00%) from their high to low in 2008. In early July, breakevens peaked for the year at 2.6%, while in late November, they troughed at -0.30%. At year-end, 10-year breakevens were approximately -0.06%. The U.S. Treasury appears committed to the TIPS market, with $56 billion of new supply auctioned in 2008. At year-end, the total outstanding market value of TIPS was approximately $479 billion.

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

     The Institutional Class of the Fund returned -2.09% for the period from January 1, 2008 through December 31, 2008, leading the Barclays Capital 1-10 Year U.S. TIPS Index (the "Index") return of -2.43%. The Fund also outperformed the Lipper TIPS Index return of -4.08% for the same time period.

                          COMPARISON OF CHANGE IN VALUE
                            OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 6/30/04 THROUGH 12/31/08

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

                            ANNUALIZED TOTAL RETURNS
                            PERIODS ENDED 12/31/2008

                                                                                  VALUE OF
                                                                        SINCE      $10,000
                                                                      INCEPTION   6/30/04-
                                                   1 YEAR   3 YEARS    6/30/04    12/31/08
                                                   ------   -------   ---------   --------
Institutional Class(1, 3) ......................    -2.09%    3.24%      3.45%     $11,650
Barclays Capital 1-10 Yr. U.S. TIPS Index(2) ...    -2.43%    3.37%      3.76%     $11,810
Barclays Capital U.S. TIPS Index(2) ............    -2.35%    3.06%      4.10%     $11,982
Lipper TIPS Funds Index(2) .....................    -4.08%    1.94%      3.42%     $11,631

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Barclays Capital 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Barclays Capital U.S. TIPS Index includes all maturities. The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Fund category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus was 0.43%. After contractual expense reimbursements through February 28, 2008, the net expense ratio disclosed in the most recent prospectus was 0.35%. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund outperformed the Index for the twelve-month period by 34 basis points (0.34%). While the Fund outperformed the Index on a relative basis, the Fund posted a negative absolute return for the year as a result of market activity in the 3rd and 4th quarters. The fall in oil and commodity prices contributed to deflation over the last part of 2008, which led investors away from TIPS, causing real yields to rise sharply.

     For the one-year period, the Fund maintained a duration neutral position relative to the Index, and from a yield curve positioning standpoint, the Fund was underweight the 2010-2014 maturities and overweight the 2015-2018 maturities. As the real yield curve flattened during the period, the Fund's overweight in the longer maturity TIPS allowed the Fund's holdings to outperform relative to the Index.

     The Fund remains focused on investing primarily in TIPS to provide inflation protection and income to its shareholders.

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

TOP TEN HOLDINGS

                                                 % OF
                                                  NET
                                                ASSETS
                                                ------
U.S. Treasury Note, 0.875%, Due 4/15/2010 ...     9.7%
U.S. Treasury Note, 3.000%, Due 7/15/2012 ...     7.7%
U.S. Treasury Note, 1.625%, Due 1/15/2015 ...     7.2%
U.S. Treasury Note, 2.000%, Due 1/15/2014 ...     7.0%
U.S. Treasury Note, 1.875%, Due 7/15/2013 ...     6.4%
U.S. Treasury Note, 2.500%, Due 7/15/2016 ...     5.9%
U.S. Treasury Note, 2.000%, Due 1/15/2016 ...     5.5%
U.S. Treasury Note, 2.375%, Due 4/15/2011 ...     5.3%
U.S. Treasury Note, 2.000%, Due 7/15/2014 ...     4.7%
U.S. Treasury Note, 2.375%, Due 1/15/2017 ...     4.7%

PORTFOLIO DIVERSIFICATION

              % OF
          FIXED INCOME
          ------------
A .....         0.0%
AA ....         0.0%
AAA ...       100.0%

                              (PERFORMANCE GRAPH)

U.S. Government Treasury Obligations   99.8%
Short-Term Investments                  0.2%

FUND EXPENSES
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

ACTUAL EXPENSES

     The "Actual" line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                      Beginning     Ending
                       Account     Account     Expenses Paid
                        Value       Value      During Period*
                       7/1/08      12/31/08   7/1/08-12/31/08
                      ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                $1,000.00   $  924.30        $0.82
Hypothetical          $1,000.00   $1,024.28        $0.87
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 0.17% for the Institutional Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Treasury Inflation Protected Securities Fund:

We have audited the accompanying statement of assets and liabilities of American Beacon Treasury Inflation Protected Securities Fund (the "Fund"), a separate fund comprising the American Beacon Funds, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Treasury Inflation Protected Securities Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                  /s/ Ernst & Young LLP

Dallas, Texas
February 25, 2009

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2008

                                                         PAR
                                                        AMOUNT     VALUE
                                                       --------   --------
                                                     (DOLLARS IN THOUSANDS)
                                                     ----------------------
U.S. TREASURY OBLIGATIONS - 99.72%
    4.25%, Due 1/15/2010 ++ ......................     $  5,144   $  5,052
    0.875%, Due 4/15/2010 ++ .....................       14,432     13,564
    3.50%, Due 1/15/2011 ++ ......................        4,749      4,661
    2.375%, Due 4/15/2011 ++ .....................        7,619      7,441
    3.375%, Due 1/15/2012 ++ .....................        2,843      2,812
    2.00%, Due 4/15/2012 ++ ......................        6,673      6,507
    3.00%, Due 7/15/2012 ++ ......................       11,037     10,817
    0.625%, Due 4/15/2013 ++ .....................        6,304      6,027
    1.875%, Due 7/15/2013 ++ .....................        9,566      9,006
    2.00%, Due 1/15/2014 ++ ......................       10,289      9,748
    2.00%, Due 7/15/2014 ++ ......................        7,022      6,641
    1.625%, Due 1/15/2015 ++ .....................       10,926     10,132
    1.875%, Due 7/15/2015 ++ .....................        6,544      6,181
    2.00%, Due 1/15/2016 ++ ......................        8,077      7,735
    2.50%, Due 7/15/2016 ++ ......................        8,287      8,222
    2.375%, Due 1/15/2017 ++ .....................        6,687      6,635
    2.625%, Due 7/15/2017 ++ .....................        6,162      6,315
    1.625%, Due 1/15/2018 ++ .....................        6,773      6,429
    1.375%, Due 7/15/2018 ++ .....................        6,279      5,872
                                                                  --------
TOTAL U.S. TREASURY OBLIGATIONS ..................                 139,797
                                                                  --------

                                                        SHARES
                                                       --------
SHORT TERM INVESTMENTS - 0.22%
    Columbia Government Reserve Fund .............      304,597        305
                                                                  --------
TOTAL INVESTMENTS - 99.94% (COST $147,290) .......                $140,102
OTHER ASSETS, NET OF LIABILITIES - 0.06% .........                      87
                                                                  --------
TOTAL NET ASSETS - 100.00% .......................                $140,189
                                                                  ========

     Percentages are stated as a percent of net assets.

++   Inflation-Indexed Note.

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A) .........   $   140,102
   Dividends and interest receivable ............................         1,269
   Receivable for fund shares sold ..............................            64
   Receivable for expense reimbursement .........................            13
   Prepaid expenses .............................................             4
                                                                    -----------
      TOTAL ASSETS ..............................................       141,452
                                                                    -----------
LIABILITIES:
   Payable for fund shares redeemed .............................         1,162
   Management and investment advisory fees payable (Note 2) .....            48
   Administrative service and service fees payable ..............            18
   Other liabilities ............................................            35
                                                                    -----------
      TOTAL LIABILITIES .........................................         1,263
                                                                    -----------
NET ASSETS ......................................................   $   140,189
                                                                    ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital ..............................................       171,128
   Undistributed net investment income ..........................            45
   Accumulated net realized loss ................................       (23,795)
   Unrealized depreciation of investments, futures contracts, and
      foreign currency ..........................................        (7,189)
                                                                    -----------
NET ASSETS ......................................................   $   140,189
                                                                    ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class ..........................................    15,241,067
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class ..........................................   $      9.20
                                                                    ===========
----------
A-   Cost of investments in unaffiliated securities                 $   147,290

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from affiliated securities ......................   $     75
   Interest income .................................................     18,469
                                                                       --------
         TOTAL INVESTMENT INCOME ...................................     18,544
                                                                       --------
EXPENSES:
   Management and investment advisory fees (Note 2) ................        489
   Administrative service fees (Note 2):
      Institutional Class ..........................................        374
   Transfer agent fees:
      Institutional Class ..........................................         13
   Custody and fund accounting fees ................................         41
   Professional fees ...............................................         30
   Prospectus and shareholder reports ..............................         11
   Other expenses ..................................................         22
                                                                       --------
         TOTAL EXPENSES ............................................        980
                                                                       --------
   Net fees waived and expenses reimbursed by Manager (Note 2) .....       (136)
                                                                       --------
         NET EXPENSES ..............................................        844
                                                                       --------
NET INVESTMENT INCOME ..............................................     17,700
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ..................................................    (22,281)
   Change in net unrealized appreciation or depreciation of:
      Investments ..................................................     (8,833)
                                                                       --------
         NET LOSS ON INVESTMENTS ...................................    (31,114)
                                                                       --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............   $(13,414)
                                                                       ========

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                               Year Ended   Year Ended
                                                                                December     December
                                                                                31, 2008     31, 2007
                                                                               ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...................................................   $  17,700     $  2,643
   Net realized loss on investments, futures contracts, and foreign currency
      transactions .........................................................     (22,281)         (72)
   Change in net unrealized appreciation or (depreciation) of investments,
      futures contracts, and foreign currency translations .................      (8,833)       1,889
                                                                               ---------     --------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......     (13,414)       4,460
                                                                               ---------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ..................................................     (17,654)      (2,630)
   Net realized gain on investments:
      Institutional Class ..................................................          --          (19)
                                                                               ---------     --------
      NET DISTRIBUTIONS TO SHAREHOLDERS ....................................     (17,654)      (2,649)
                                                                               ---------     --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...........................................     406,774      207,597
   Reinvestment of dividends and distributions .............................      17,654        2,649
   Cost of shares redeemed .................................................    (476,868)     (22,152)
                                                                               ---------     --------
      NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
         TRANSACTIONS ......................................................     (52,440)     188,094
                                                                               ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS ......................................     (83,508)     189,905
                                                                               ---------     --------
NET ASSETS:
   Beginning of period .....................................................     223,697       33,792
                                                                               ---------     --------
   END OF PERIOD * .........................................................   $ 140,189     $223,697
                                                                               =========     ========
* Includes undistributed net investment income of ..........................   $      45     $     --
                                                                               =========     ========

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the "Fund"), a series of the Trust.

          Effective September 12, 2008, American Beacon Advisors, Inc. (the "Manager") became a wholly-owned subsidiary of Lighthouse Holdings, Inc., which is indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two private equity firms. Prior to September 12, the Manager was a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. which retained a minority interest in the parent company of Lighthouse Holdings, Inc.

     Valuation of Investments

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

          The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective with the beginning of the Fund's fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the hierarchy under FAS 157 are described below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

     Level 3 - Prices determined using significant unobservable inputs. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

          A summary of the inputs used to value the Fund's investments as of December 31, 2008 is as follows (in thousands):

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

                                                                 Investments in
                       Valuation Inputs                            Securities
                       ----------------                          --------------
Level 1 - Quoted Prices ......................................      $140,102
Level 2 - Other significant observable inputs ................            --
Level 3 - Significant unobservable inputs ....................            --
                                                                    --------
Total ........................................................      $140,102

          The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

          Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

     Dividends to Shareholders

          Dividends from net investment income of the Fund normally will be declared and paid at least semi-annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

     Currency Translation

          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated in U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Forward Foreign Currency Exchange Contracts

          The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

     Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, and fund management. Investment assets of the Fund are managed by a sub-advisor which has entered into a separate investment advisory agreement with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to the amount paid by the Manager to the sub-advisor hired by the Manager plus, through September 11, 2008, 0.10% of the average daily net assets, and from September 12, 2008, 0.05% of the average daily net assets. Management fees paid during the year ended December 31, 2008 were as follows:

                           AMOUNT PAID     NET AMOUNT
MANAGEMENT   MANAGEMENT   TO INVESTMENT   RETAINED BY
 FEE RATE        FEE       SUB-ADVISOR      MANAGER
----------   ----------   -------------   -----------
0.15%-0.19%   $488,851      $307,620        $181,231

     Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager received through September 11, 2008, an annualized fee of 0.10% of the average daily net assets of the Fund. From September 12, 2008, the Manager receives an annualized fee of 0.15% of the average daily net assets of the Fund.

     Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). The Fund and the Select Fund have the same investment advisor and, therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Fund and receives from the Select Fund an annualized fee up to 0.10% of the Select Fund's average daily net assets. During the year ended December 31, 2008, fees earned by the Manager from the Select Fund were $2,203.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     Interfund Lending Program

          Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended December 31, 2008, the Fund did not utilize the credit facility.

     Reimbursement of Expenses

          The Manager contractually agreed to reimburse the Fund to the extent that total annual fund operating expenses exceeded the Fund's expense cap of 0.35%. Expenses totaling $1,279 were reimbursed under the contractual agreement. Subsequently the expense ratio of the Fund decreased below the expense cap. Beginning July 1, the Manager voluntarily agreed to waive a portion of its Management and Administrative Service fees. The Manager waived fees of $135,078 from July 1 to December 31, 2008.

          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Fund has not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

3. FEDERAL INCOME TAXES

          It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          For FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48") purposes, there are no unrecognized tax benefits as of December 31, 2008 included in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations. For the year ended December 31, 2008, the Fund recognized $0 in interest and penalties.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

          The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows (in thousands):

                                                                     YEAR ENDED     YEAR ENDED
                                                                    DECEMBER 31,   DECEMBER 31,
                                                                        2008           2007
                                                                    ------------   ------------
DISTRIBUTIONS PAID FROM:
   Ordinary income* .............................................      $17,654        $2,630
   Tax return of capital ........................................           --            19
                                                                       -------        ------
TOTAL TAXABLE DISTRIBUTIONS .....................................      $17,654        $2,649
                                                                       =======        ======

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

          As of December 31, 2008, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes .......   $148,491
Unrealized appreciation .........................................        514
Unrealized depreciation .........................................     (8,903)
                                                                    --------
Net unrealized appreciation/(depreciation) ......................     (8,389)
Undistributed ordinary income ...................................         45
Undistributed long-term gain/(loss) .............................    (15,241)
                                                                    --------
Distributable earnings ..........................................   $(23,585)
                                                                    ========

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

          Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

          Accordingly, the following amounts represent current year permanent differences derived from foreign currency transactions and return of capital that have been reclassified as of December 31, 2008 (in thousands):

Paid-in-capital ......................................   $ 1
Undistributed net investment income ..................    (1)
Accumulated net realized gain (loss) .................    --
Unrealized appreciation (depreciation) of investments,
   futures contracts and foreign currency ............    --

          At December 31, 2008, the capital loss carry forward positions for federal income tax purposes were (in thousands) $144, $974, $111 and $14,012, expiring in 2013, 2014, 2015 and 2016 respectively.

4. INVESTMENT TRANSACTIONS

          Purchases and proceeds from sales of Investment transactions for the year ended December 31, 2008, excluding short-term investments, were $413,160,474 and $468,944,899, respectively. The Fund had purchases and sales of U.S. Government securities of $413,160,474 and $468,944,899, respectively.

          A summary of the Fund's transactions in the Select Fund for the year ended December 31, 2008 is set forth below:

                                   DECEMBER 31, 2007                               DECEMBER 31, 2008
                                     SHARES/MARKET                                   SHARES/MARKET
AFFILIATE                                VALUE          PURCHASES       SALES            VALUE
---------                          -----------------   -----------   -----------   -----------------
Select Fund ....................       $4,476,103      $72,717,221   $77,193,324           $--

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

5. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares (dollars and shares in thousands):

Year Ended December 31, 2008

                                            INSTITUTIONAL CLASS
                                            -------------------
                                             SHARES     AMOUNT
                                             ------   ---------
Shares sold .............................    38,729   $ 406,774
Reinvestment of dividends ...............     1,772      17,654
Shares redeemed .........................   (47,232)   (476,868)
                                            -------   ---------
Net (decrease) in shares outstanding ....    (6,731)  $ (52,440)
                                            =======   =========

Year Ended December 31, 2007

                                            INSTITUTIONAL CLASS
                                            -------------------
                                             SHARES    AMOUNT
                                             ------   --------
Shares sold .............................    20,422   $207,597
Reinvestment of dividends ...............       271      2,649
Shares redeemed .........................    (2,267)   (22,152)
                                             ------   --------
Net increase in shares outstanding ......    18,426   $188,094
                                             ======   ========

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                             Institutional Class
                                                         ------------------------------------------------------------
                                                                                                             June
                                                                    Year Ended December 31,                  30 to
                                                         ---------------------------------------------      December
                                                           2008      2007(B)         2006        2005     31, 2004(A)
                                                         --------   --------       -------     -------    -----------
Net asset value, beginning of period .................   $  10.18   $   9.53       $  9.75     $ 10.16    $ 10.00
                                                         --------   --------       -------     -------    -------
Income from investment operations:
   Net investment income .............................       0.80       0.45          0.29        0.56(C)    0.18(C)
   Net gains (losses) on securities (both realized and
      unrealized) ....................................      (0.98)      0.59         (0.19)      (0.37)      0.21
                                                         --------   --------       -------     -------    -------
Total income (loss) from investment operations .......      (0.18)      1.04          0.10        0.19       0.39
                                                         --------   --------       -------     -------    -------
Less distributions:
   Dividends from net investment income ..............      (0.80)     (0.39)        (0.29)      (0.55)     (0.23)
   Distributions from net realized gains on
      securities .....................................         --         --            --       (0.05)      0.00(D)
   Tax return of capital .............................         --       0.00(D, E)   (0.03)(E)      --         --
                                                         --------   --------       -------     -------    -------
Total distributions ..................................      (0.80)     (0.39)        (0.32)      (0.60)     (0.23)
                                                         --------   --------       -------     -------    -------
Net asset value, end of period .......................   $   9.20   $  10.18       $  9.53     $  9.75    $ 10.16
                                                         ========   ========       =======     =======    =======
Total return .........................................      (2.09)%    11.22%         1.05%       1.86%      3.94%(F)
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..........   $140,189   $223,697       $33,792     $30,584    $20,943
   Ratios to average net assets (annualized):
      Expenses, after expense reimbursements
         (recoupments) ...............................       0.25%      0.43%         0.49%       0.44%      0.46%
      Expenses, before expense reimbursements
         (recoupments) ...............................       0.29%      0.43%         0.49%       0.39%      0.62%
      Net investment income, after expense
         reimbursements (recoupements) ...............       5.19%      4.74%         2.94%       5.45%      3.34%
      Net investment income, before expense
         reimbursements (recoupments) ................       5.15%      4.74%         2.94%       5.50%      3.18%
Portfolio turnover rate ..............................        128%       139%          259%        355%       190%(F)

(A) The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

(B) Brown Brothers Harriman & Co. was removed as an investment advisor to the Treasury Inflation Protected Securities Fund on November 30, 2007.

(C)  Based on average shares outstanding.

(D)  Amount represents less than $0.01 per share.

(E) The tax return of capital is calculated based on outstanding shares at the time of distribution.

(F)  Not annualized.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
PRIVACY POLICY & FEDERAL TAX INFORMATION
(UNAUDITED)

PRIVACY POLICY

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

     The Fund's distributions to shareholders did not include any short-term capital gains.

     Of the ordinary dividends paid to shareholders during the tax year ended December 31, 2008, 99.62% were derived from U.S. Treasury Obligations.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                              POSITION, TERM OF
                               OFFICE AND LENGTH
                                OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS        WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
   ---------------------      ------------------   ------------------------------------------------------
INTERESTED
TRUSTEES

                                     Term
                               Lifetime of Trust
                                 until removal,
                                resignation or
                                  retirement*

Alan D. Feld** (72)           Trustee since 1996   Sole Shareholder of a professional corporation which
                                                   is a Partner in the law firm of Akin, Gump, Strauss,
                                                   Hauer & Feld, LLP (1960-Present); Director, Clear
                                                   Channel Communications (1984-2008); Trustee,
                                                   CenterPoint Properties (1994-2006); Member, Board of
                                                   Trustees, Southern Methodist University; Member,
                                                   Board of Visitors, M.D. Anderson Hospital; Board of
                                                   Visitors, Zale/Lipshy Hospital; American Beacon
                                                   Mileage Funds (1996-Present); American Beacon Master
                                                   Trust (1996-Present); American Beacon Select Funds
                                                   (1999-Present)

NON-INTERESTED
TRUSTEES                             Term

W. Humphrey Bogart (64)       Trustee since 2004   Board Member, Baylor University Medical Center
                                                   Foundation (1992-2004); Consultant, New River Canada
                                                   Ltd. (mutual fund servicing company) (1998-2003);
                                                   President and CEO, Allmerica Trust Company, NA
                                                   (1996-1997); President and CEO, Fidelity Investments
                                                   Southwest Company (1983-1995); Senior Vice President
                                                   of Regional Centers, Fidelity Investments (1988-1995);
                                                   American Beacon Mileage Funds (2004-Present); American
                                                   Beacon Master Trust (2004-Present); American Beacon
                                                   Select Funds (2004-Present)

Brenda A. Cline (48)          Trustee since 2004   Executive Vice President, Chief Financial Officer,
                                                   Treasurer and Secretary, Kimbell Art Foundation
                                                   (1993-Present); Trustee, Texas Christian University
                                                   (1998- Present); Trustee, W.I. Cook Foundation, Inc.
                                                   (d/b/a Cook Children's Health Foundation) (2001-2006);
                                                   Director, Christian Church Foundation (1999-2007);
                                                   American Beacon Mileage Funds (2004-Present); American
                                                   Beacon Master Trust (2004-Present); American Beacon
                                                   Select Funds (2004-Present)

Eugene J. Duffy (54)          Trustee since 2008   Principal and Executive Vice President, Paradigm Asset
                                                   Management (1994-Present); Director, Sunrise Bank of
                                                   Atlanta (2008-Present); Chairman, Special
                                                   Contributions Fund Board of Trustees, National
                                                   Association for the Advancement of Colored People
                                                   (2007-Present); Trustee, National Association for the
                                                   Advancement of Colored People (2000-Present); Board of
                                                   Visitors, Emory University (2006-Present); Trustee,
                                                   Atlanta Botanical Garden (2006-Present); Board Member,
                                                   Willie L. Brown Jr. Institute on Politics and Public
                                                   Service (2001- Present); Chair, National Association
                                                   of Securities Professionals (2000-2002); Deputy Chief
                                                   Administrative Officer, City of Atlanta (1985-1990);
                                                   American Beacon Mileage Funds (2008-Present); American
                                                   Beacon Master Trust (2008-Present); American Beacon
                                                   Select Funds (2008-Present)

Thomas M. Dunning (65)        Trustee since 2008   Consultant, (2008-Present); Chairman (1998-2008) and
                                                   Chief Executive Officer (1998-2007), Lockton Dunning
                                                   Benefits (consulting firm in employee benefits);
                                                   Director, Oncor Electric Delivery Company LLC
                                                   (2007-Present); Immediate Past Chairman and Board
                                                   Member (2003-Present), Dallas Citizens Council;
                                                   Director, Baylor Health Care System Foundation
                                                   (2007-Present); Vice Chair, State Fair of Texas
                                                   (1987-Present); Board Member, Southwestern Medical
                                                   Foundation (1994-Present); American Beacon Mileage
                                                   Funds (2008-Present); American Beacon Master Trust
                                                   (2008-Present); American Beacon Select Funds
                                                   (2008-Present)

TRUSTEE AND OFFICERS OF THE AMERICAN BEACON FUNDS
 (UNAUDITED)

                              POSITION, TERM OF
                               OFFICE AND LENGTH
                                OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS        WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
   ---------------------      ------------------   ------------------------------------------------------
NON-INTERESTED
TRUSTEES (CONT.)

Richard A. Massman (65)       Richard A. Massman   Senior Vice President and General Counsel, Hunt
                              (65)                 Consolidated, Inc. (holding company engaged in oil and
                                                   gas exploration and production, refining, real estate,
                                                   farming, ranching and venture capital activities)
                                                   (1994-Present). Chairman (2007-Present) and Director
                                                   (2005-Present), The Dallas Opera Foundation;
                                                   Chairman (2006-Present) and Director (2005-Present),
                                                   Temple Emanu-El Foundation; Trustee, Presbyterian
                                                   Hospital Foundation (2006-Present); American Beacon
                                                   Mileage Funds (2004-Present); American Beacon Master
                                                   Trust (2004-Present); American Beacon Select Funds
                                                   (2004-Present)

R. Gerald Turner (63)         Trustee since 2001   President, Southern Methodist University
225 Perkins Admin. Bldg.                           (1995-Present); Director, ChemFirst (1986-2002);
Southern Methodist Univ.                           Director, J.C. Penney Company, Inc. (1996-Present);
Dallas, Texas 75275                                Director, California Federal Preferred Capital Corp.
                                                   (2001-2003); Director, Kronus Worldwide Inc. (chemical
                                                   manufacturing) (2003-Present); Director, First
                                                   Broadcasting Investment Partners, LLC (2003-2007);
                                                   Member, Salvation Army of Dallas Board of Directors;
                                                   Member, Methodist Healthcare Advisory Board; Co-
                                                   Chair, Knight Commission on Intercollegiate Athletics;
                                                   American Beacon Mileage Funds (2001-Present); American
                                                   Beacon Master Trust (2001-Present); American Beacon
                                                   Select Funds (2001-Present)

Paul J. Zucconi,CPA (67)      Trustee since 2008   Director, Affirmative Insurance Holdings, Inc.
                                                   (producer of nonstandard automobile insurance)
                                                   (2004-present); Director, Titanium Metals Corporation
                                                   (producer of titanium melted and mill products and
                                                   sponge) (2002-present); Director, Torchmark
                                                   Corporation (life and health insurance products)
                                                   (2002-present); Director, National Kidney Foundation
                                                   serving North Texas (2003-Present); Director,
                                                   Dallas Chapter of National Association of Corporate
                                                   Directors (2004-Present); Partner, KPMG (1976-2001);
                                                   American Beacon Mileage Funds (2008-Present); American
                                                   Beacon Master Trust (2008-Present); American Beacon
                                                   Select Funds (2008-Present)

OFFICERS

                                    Term
                                   One Year

William F. Quinn (60)            President from    Chairman (2006-Present) and CEO (2006-2007), President
                               1987 to 2007 and    (1986-2006) and Director (2003-Present), American
                                2008 to Present    Beacon Advisors, Inc.; Chairman (1989-2003) and
                                Executive Vice     Director (1979-1989, 2003-Present), American Airlines
                                President from     Federal Credit Union; Director, Crescent Real Estate
                                 2007 to 2008      Equities, Inc.(1994-2007); Director, Pritchard, Hubble
                                 Trustee from      & Herr, LLC (investment advisor) (2001-2006); Director
                                 1987 to 2008      of Investment Committee, Southern Methodist University
                                                   Endowment Fund (1996-Present); Member, Southern
                                                   Methodist University Cox School of Business Advisory
                                                   Board (1999-2002); Member, New York Stock Exchange
                                                   Pension Manager Committee (1997-1998, 2000-2002,
                                                   2006-Present); Chairman (2007-Present) and Vice
                                                   Chairman (2004-2007), Committee for the Investment of
                                                   Employee Benefits; Director, United Way of
                                                   Metropolitan Tarrant County (1988-2000, 2004-Present);
                                                   Trustee, American Beacon Mileage Funds (1995-2008);
                                                   Trustee, American Beacon Select Funds (1999-2008);
                                                   Trustee, American Beacon Master Trust (1995-2008).

Rosemary K. Behan (49)         VP, Secretary and   Vice President, Legal and Compliance, American Beacon
                                  Chief Legal      Advisors, Inc. (2006-Present); Assistant General
                              Officer since 2006   Counsel, First Command Financial Planning, Inc.
                                                   (2004-2006); Enforcement Attorney (2002-2004) and
                                                   Branch Chief (2000-2002), Securities and Exchange
                                                   Commission.

Brian E. Brett (48)              VP since 2004     Vice President, Director of Sales and Marketing,
                                                   American Beacon Advisors, Inc. (2004-Present);
                                                   Regional Vice President, Neuberger Berman, LLC
                                                   (investment advisor) (1996-2004).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                              POSITION, TERM OF
                               OFFICE AND LENGTH
                                OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS        WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
   ---------------------      ------------------   ------------------------------------------------------
Wyatt Crumpler (42)              VP since 2007     Vice President, Trust Investments, American Beacon
                                                   Advisors, Inc. (2007-Present); Managing Director of
                                                   Corporate Accounting (2004-2007), Director of IT
                                                   Strategy and Finance (2002-2004), American Airlines,
                                                   Inc.

Michael W. Fields (54)           VP since 1989     Vice President, Fixed Income Investments, American
                                                   Beacon Advisors, Inc. (1988-Present).

Rebecca L. Harris (42)          Treasurer since    Vice President, Finance, American Beacon Advisors,
                                     1995          Inc. (1995-Present).

Christina E. Sears (37)        Chief Compliance    Chief Compliance Officer, American Beacon Advisors,
                              Officer since 2004   Inc. (2004-Present); Senior Compliance Analyst,
                                   and Asst.       American Beacon Advisors, Inc. (1998-2004).
                                  Secretary
                                  since 1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's s sub-advisors.

RESULTS OF SHAREHOLDER MEETING
(UNAUDITED)

     A special meeting of shareholders of each of the portfolios of the American Beacon Funds (the "Trust") was held on August 22, 2008. The shareholders of the Treasury Inflation Protected Securities Fund (the "Fund") approved a new investment management agreement between American Beacon Advisors, Inc. and the Fund. This proposal required a majority of shareholders of the Fund to achieve a quorum. The following are the results of the shareholder votes for this proposal:

            FUND                     FOR           AGAINST    ABSTAIN     NON-VOTING
            ----               ---------------   ----------   -------   -------------
Treasury Inflation Protected
   Securities Fund             298,651,456.304   15,976.759     -0-     1,631,132.257

     The shareholders of the Trust also approved the re-election of five of the current Trustees to the Board of the Trust and the election of three additional Trustees to the Board. This proposal required a majority of the shareholders of the Trust to vote to achieve a quorum. The following are the results of the election of each Trustee:

ALAN D. FELD
Affirmative ......   12,634,553,751.62
Withhold .........      519,818,259.90

W. HUMPHREY BOGART
Affirmative ......   12,999,746,162.82
Withhold .........      154,625,848.70

BRENDA A. CLINE
Affirmative ......   13,009,050,779.42
Withhold .........      145,321,232.10

RICHARD A. MASSMAN
Affirmative ......   13,004,756,096.42
Withhold .........      149,615,915.10

R. GERALD TURNER
Affirmative ......   13,004,259,224.92
Withhold .........      150,112,786.60

THOMAS M. DUNNING
Affirmative ......   13,003,350,236.48
Withhold .........      151,021,775.04

EUGENE J. DUFFY
Affirmative ......   12,985,296,316.39
Withhold .........      169,075,695.13

PAUL J. ZUCCONI
Affirmative ......   12,983,378,136.76
Withhold .........      170,993,874.76

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                                       23

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                                       24

                      [This page intentionally left blank]

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

            (GRAPHIC)                                    (GRAPHIC)
            BY E-MAIL:                                ON THE INTERNET:
american_beacon.funds@ambeacon.com                   Visit our website at
                                                 www.americanbeaconfunds.com

          (GRAPHIC)                                      (GRAPHIC)
         BY TELEPHONE:                                    BY MAIL:
     Call (800) 658-5811                          American Beacon Funds
                                                     P.O. Box 219643
                                                Kansas City, MO 64121-9643

 AVAILABILITY OF QUARTERLY PORTFOLIO     AVAILABILITY OF PROXY VOTING POLICY AND
              SCHEDULES                                  RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING        FORESIDE FUND SERVICES
TRUST                   SERVICES                FIRM                     Portland, Maine
Boston, Massachusetts   Kansas City, Missouri   ERNST & YOUNG LLP
                                                Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds and the American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 12/08
                                                                        00065962

                          GUIDANCE | VISION | EXPERIENCE

                     (GRAPHIC)(AMERICAN BEACON FUNDS(SM) LOGO)

                                 Annual Report

                               December 31, 2008

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

ABOUT AMERICAN BEACON ADVISORS

     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTENTS

President's Message ...............................................            1
Financial Highlights
   Money Market Fund ..............................................           16
   U.S. Government Money Market Fund ..............................           19
Schedule of Investments
   Money Market Portfolio .........................................           22
   U.S. Government Money Market Portfolio .........................          254
Additional Information ............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2008

(GRAPHIC)

Fellow Shareholders,

Enclosed is the Annual Report for the American Beacon Money Market Fund and the U.S. Government Money Market Fund for the twelve months ended December 31, 2008.

     Growing unemployment, low consumer confidence, rising foreclosures and bank failures all contributed to a growing uncertainty that permeated every aspect of the economy in 2008. The Federal Reserve Board ("Fed") lowered the Fed Funds rate on December 16th to a record low target range of 0.00-0.25% and noted that "weak economic conditions are likely to warrant exceptionally low levels of the Fed Funds rate for some time."

     Even with the government bailouts and liquidity programs, short-term credit markets were under great strain as banks continued to report substantial losses. A weak economic environment limited the Fed's ability to raise interest rates resulting in lower yields for fixed income investments. These conditions prompted the most extreme "flight to quality" seen in decades.

     Even with portfolio holdings of the highest quality, on September 19th, the impact of those events in the securities markets and concerns regarding limited marketability of securities held by many money market funds caused the American Beacon Money Market Fund to temporarily suspend the practice of providing payments for redemption of shares entirely in cash. This procedure was implemented to prevent redemptions from forcing the sale of securities in an unfavorable market that may have had an adverse impact on the Fund and its shareholders. This redemption-in-kind policy was successful in protecting the Fund and was lifted on December 12th. Since that time all redemptions have been made in cash.

     Despite this unprecedented environment, the American Beacon Money Market Fund reported a 2008 total return of 2.68% and 2.71% for the Institutional and Cash Management classes, respectively. Both classes outperformed the Lipper Institutional Money Market Average of 2.50%.

     The American Beacon U.S. Government Money Market Fund - Cash Management Class reported a total return of 2.29% for the same period, outperforming the Lipper Institutional U.S. Government Money Market Average of 2.10%.

     Please review the enclosed market overview, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ William F. Quinn

                                        William F. Quinn
                                        President
                                        American Beacon Funds

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

     2008 was a year marked by highs and lows, none of which were good. The year ended with the highest unemployment rate in sixteen years and the lowest consumer confidence levels since records began in 1967. The supply of homes for sale hit a two-decade high during the year even as home prices fell to the lowest levels they've been in four years. Flight to quality resulted in record lows for short-term Treasuries, while corporate spreads widened to Depression era highs. The U.S. economy is in the midst of the longest recession in a quarter-century, and further contraction is expected as tight credit conditions, declining home prices and cutbacks in consumer and business spending continue unabated.

     2008 was also a year marked by unprecedented government bailouts and liquidity programs. Under the Troubled Asset Relief Program alone, the U.S. Treasury has already channeled $350 billion in funds to recapitalize banks and rescue companies like AIG and Citigroup. Despite these actions, short-term funding markets remained strained and banks continued to report massive write downs. As a result, Bernanke stated, "More capital injections and guarantees may become necessary to ensure stability and the normalization of credit markets."

     With the pace of economic deterioration accelerating, the Federal Reserve Board ("Fed") pulled out all stops and adopted a Zero Interest Rate Policy at the December 16th meeting. In an unprecedented move, the Federal Open Market Committee ("FOMC") cut rates to the lowest levels ever, announcing a target range for the Federal Funds rate of 0.00-0.25%. The Fed noted that "weak economic conditions are likely to warrant exceptionally low levels of the Federal Funds rate for some time." In addition, the FOMC announced that it would purchase Government Sponsored Enterprises debt and agency-guaranteed Mortgage-Backed Securities to provide support to the mortgage and housing markets. The Fed declared that it will "employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability."

     As the economy showed signs of weakness during the year, the Fed continued its series of easing monetary policy that started in September 2007. The Fed reduced the Fed Funds target by 400 basis points (4.00%) during 2008, resulting in a 0% to 0.25% fed funds target by year end. With credit quality a priority, the American Beacon Money Market Fund's primary strategy for the year was to buy high-quality, short-dated commercial paper, certificates of deposit and overnight investments. This strategy was implemented in an effort to improve liquidity as well as credit quality. The strategies implemented during the year enabled the Fund to outperform its Lipper peer group.

     For the twelve months ended December 31, 2008, the total return of the Cash Management Class of the American Beacon Money Market Fund was 2.71%. The Fund outperformed the Lipper Institutional Money Market Average return of 2.50% by 21 basis points (0.21%). Based on annualized total returns, Lipper Analytical Services ranked the Cash Management Class of the Fund 140 among 375, 66 among 338 and 36 among 275 Institutional Money Market Funds for the one-year, three-year, and five-year periods ended December 31, 2008, respectively.

     The Lipper Institutional Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.

                                  (BAR CHART)

                                      ANNUALIZED TOTAL RETURNS
                                          AS OF 12/31/2008
                                    ---------------------------
                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
Cash Mgmt Class(1, 2, 4) ........    2.71%    3.50%      3.60%
Institutional Class (1, 3, 4) ...    2.68%    3.42%      3.54%
PlanAhead Class (1, 4) ..........    2.35%    3.14%      3.25%

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 1/1/99 to 12/1/01, the inception date of the Cash Management Class, and the returns of the Cash Management Class thereafter. Expenses of the Cash Management Class are lower than those of the Institutional Class. Therefore, total returns shown are lower than they would have been had the Cash Management Class been in place since 1/1/99. A portion of the fees charged to the Cash Management Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

(3.) A portion of the fees charged to the Institutional Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than the actual returns shown for periods since 2006.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Cash Management, Institutional, and PlanAhead Class shares was 0.20%, 0.23%, and 0.48%, respectively. After expense reimbursement, the net expense ratio set forth in the most recent Fund prospectus for the Cash Management and Institutional Class shares was 0.15% and 0.18%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

PORTFOLIO STATISTICS AS OF DECEMBER 31, 2008

                               CASH
                            MANAGEMENT   INSTITUTIONAL   PLANAHEAD
                               CLASS         CLASS         CLASS
                            ----------   -------------   ---------
7-day Current Yield* ....       0.73%          0.70%         0.28%
7-day Effective Yield* ..       0.73%          0.70%         0.28%
30-day Yield* ...........       0.74%          0.71%         0.30%
Weighted Avg. Maturity ..    25 Days        25 Days       25 Days
S&P Rating ..............       AAAm           N/A           N/A

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven-day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

TOP TEN ISSUERS AS OF DECEMBER 31, 2008

                                             % OF
                                         NET ASSETS**
                                         ------------
Societe Generale N.Y. ................       5.2%
Bank of Nova Scotia N.Y. .............       4.7%
Variable Funding Capital Co. LLC .....       4.7%
Dexia Credit Local S.A. ..............       4.2%
Commonwealth Bank of Australia N.Y. ..       3.1%
DNB NOR Bank ASA N.Y. ................       3.1%
Lloyds Bank N.Y. .....................       3.1%
Surrey Funding Corp. .................       3.1%
Svenska Handelsbanken AB N.Y. ........       3.1%
Toyota Motor Credit Corp. ............       3.1%

**   Percent of net assets of American Beacon Master Money Market Portfolio.

                    ASSET ALLOCATION AS OF DECEMBER 31, 2008

                                             % OF
                                         NET ASSETS**
                                         ------------
Commercial Paper .....................      38.91%
Repurchase Agreements ................      29.27%
Bank CDs, TDs and Notes ..............      21.83%
Short Term Investments ...............       9.97%
Other Assets, Net of Liabilities .....       0.02%

**   Percent of net assets of American Beacon Master Money Market Portfolio.

FUND EXPENSES
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" for the applicable Class to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                        Beginning     Ending     Expenses Paid
                         Account      Account        During
                          Value        Value         Period*
                          7/1/08     12/31/08   7/1/08-12/31/08
                        ---------   ---------   ---------------
CASH MANAGEMENT CLASS
Actual ..............   $1,000.00   $1,010.45       $0.76
Hypothetical (5%
   return before
   expenses) ........   $1,000.00   $1,024.38       $0.76
INSTITUTIONAL CLASS
Actual ..............   $1,000.00   $1,010.30       $0.86
Hypothetical (5%
   return before
   expenses) ........   $1,000.00   $1,024.28       $0.87
PLANAHEAD CLASS
Actual ..............   $1,000.00   $1,008.61       $2.47
Hypothetical (5%
   return before
   expenses) ........   $1,000.00   $1,022.67       $2.49

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.15%, 0.17%,and 0.49% for the Cash Management, Institutional, and PlanAhead Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

PERFORMANCE OVERVIEW AND FUND EXPENSES
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

     As the economy showed signs of weakness during the year, the Federal Reserve Board ("Fed") continued its series of easing monetary policy that started in September 2007. The Fed reduced the Fed Funds target by 400 basis points (4.00%) during 2008, resulting in a 0% to 0.25% Fed Funds target by year end. In response to the events that caused the Fed to ease, the American Beacon U.S. Government Money Market Fund's primary strategy for the year was to buy short-dated agencies and overnight investments. This strategy was implemented in an effort to maintain a high level of liquidity during volatile market conditions. The strategies implemented during the year enabled the Fund to outperform its Lipper peer group.

     For the twelve months ended December 31, 2008, the total return of the Cash Management Class of the American Beacon U.S. Government Money Market Fund was 2.29%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 2.10% by 19 basis points (0.19%). Based on annualized total returns, Lipper Analytical Services ranked the Cash Management Class of the Fund 46 among 171, 12 among 121 and 7 among 76 Institutional U.S. Government Money Market Funds for the one-year, five-year, and ten-year periods ended December 31, 2008, respectively.

     The Lipper Institutional U.S. Government Money Market Funds Average is calculated by taking the arithmetic average of the returns of the mutual funds in the Lipper Institutional U.S. Government Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.

                                  (BAR CHART)

                                       ANNUALIZED TOTAL RETURNS
                                           AS OF 12/31/2008
                                      ---------------------------
                                      1 YEAR   5 YEARS   10 YEARS
                                      ------   -------   --------
Cash Management Class (1, 2, 4) ...    2.29%    3.34%      3.48%
PlanAhead Class (1, 3, 4) .........    1.90%    2.91%      3.08%

(1) Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2) Prior to December 1, 2001, the Cash Management Class of the Fund was known as the Institutional Class. A portion of the fees charged to the Cash Management Class of the Fund has been waived since 2002. Performance prior to waiving fees was lower than actual returns shown for periods since 2002.

(3) A portion of the fees charged to the PlanAhead Class of the Fund has been waived since 2003. Performance prior to waiving fees was lower than the actual returns shown for periods since 2003.

(4) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Cash Management and the PlanAhead Class shares was 0.60% and 1.20%, respectively. After expense reimbursement, the net expense ratio set forth in the most recent Fund prospectus for the Cash Management and PlanAhead shares was 0.15% and 0.65%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

                  PORTFOLIO STATISTICS AS OF DECEMBER 31, 2008

                                    CASH
                                  MANAGEMENT    PLANAHEAD
                                    CLASS         CLASS
                                  ----------   ----------
7-day Current Yield* ..........       0.67%        1.00%
7-day Effective Yield* ........       0.67%        1.00%
30-day Yield* .................       0.88%        1.08%
Weighted Avg. Maturity ........    38 Days      38 Days
Moody's Rating ................        Aaa          N/A
S&P Rating ....................       AAAm          N/A

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven-day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

PERFORMANCE OVERVIEW AND FUND EXPENSES
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
DECEMBER 31, 2008 (UNAUDITED)

ASSET ALLOCATION AS OF DECEMBER 31, 2008

                                                   % OF
                                                NET ASSETS**
                                                ------------
Repurchase Agreements .......................      49.47%
Government Securities .......................      40.83%
Short Term Investments ......................       9.63%
Net Other Assets ............................       0.07%

** Percent of net assets of the American Beacon Master U.S. Government Money Market Portfolio.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" for the applicable Class to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                             Beginning     Ending     Expenses Paid
                              Account     Account        During
                               Value       Value         Period*
                              7/1/08     12/31/08    7/1/08-12/31/08
                             ---------   ---------   ---------------
CASH MANAGEMENT CLASS
Actual....................   $1,000.00   $1,008.63       $0.76
Hypothetical (5%
   return before
   expenses)..............   $1,000.00   $1,024.38       $0.76
PLANAHEAD CLASS
Actual....................   $1,000.00   $1,007.24       $2.98
Hypothetical (5%
   return before
   expenses)..............   $1,000.00   $1,022.17       $3.00

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.15% and 0.59% for the Cash Management and PlanAhead Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds comprised of the American Beacon Money Market Fund and the American Beacon U.S. Government Money Market Fund (collectively, the "Funds"), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Dallas, Texas
February 25, 2009

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                  U.S. GOVERNMENT
                                                                   MONEY MARKET     MONEY MARKET
                                                                   ------------   ---------------
ASSETS:
   Investment in Portfolio, at value ........................      $    114,484     $    19,769
   Receivable for fund shares sold ..........................                29              --
   Receivable from Manager for expense reimbursement (Note 2)                85              68
   Prepaid expenses .........................................                15               8
                                                                   ------------     -----------
      TOTAL ASSETS ..........................................           114,613          19,845
                                                                   ------------     -----------
LIABILITIES:
   Payable for fund shares redeemed .........................                 3              --
   Dividends payable ........................................                 8              17
   Administrative service and service fees payable (Note 2)..                47               2
   Other liabilities ........................................                85              18
                                                                   ------------     -----------
      TOTAL LIABILITIES .....................................               143              37
                                                                   ------------     -----------
   NET ASSETS ...............................................      $    114,470     $    19,808
                                                                   ============     ===========
ANALYSIS OF NET ASSETS:
      Paid-in-capital .......................................           114,470          19,808
                                                                   ------------     -----------
NET ASSETS ..................................................      $    114,470     $   19,808
                                                                   ============     ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Cash Management Class ....................................       104,847,002      19,371,675
                                                                   ============     ===========
   Institutional Class ......................................         3,317,148             N/A
                                                                   ============     ===========
   PlanAhead Class ..........................................         6,306,014         435,924
                                                                   ============     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Cash Management Class ....................................      $      1 .00     $     1 .00
                                                                   ============     ===========
   Institutional Class ......................................      $      1 .00             N/A
                                                                   ============     ===========
   PlanAhead Class ..........................................      $      1 .00     $     1 .00
                                                                   ============     ===========

                             See accompanying notes

 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON
FUNDS STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008 (IN THOUSANDS)

                                                                         U.S. GOVERNMENT
                                                          MONEY MARKET     MONEY MARKET
                                                          ------------   ---------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
   Dividend income ....................................      $ 6,599          $ 48
   Interest income ....................................      $64,144           617
   Portfolio expenses .................................       (2,566)          (32)
                                                             -------          ----
      NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO ..       68,177           633
                                                             -------          ----
FUND EXPENSES:
   Administrative service fees (Note 2):
      Cash Management Class ...........................          428            19
      Institutional Class .............................          305            --
      PlanAhead Class .................................           82             2
      BBH ComSet Class ................................        1,105            --
   Transfer agent fees:
      Cash Management Class ...........................           21             2
      Institutional Class .............................           20            --
      PlanAhead Class .................................            7             3
      BBH ComSet Class ................................           57            --
   Professional fees ..................................           28             8
   Registration fees and expenses .....................           50            41
   Service fees - PlanAhead Class (Note 2) ............          204             5
   Prospectus and shareholder reports .................           18             2
   Treasury Guaranty Program Insurance ................          171             6
   Other expenses .....................................          129            16
                                                             -------          ----
      TOTAL FUND EXPENSES .............................        2,625           104
                                                             -------          ----
Less waiver and reimbursement of expenses (Note 2) ....       (1,281)          (83)
                                                             -------          ----
      NET FUND EXPENSES ...............................        1,344            21
                                                             -------          ----
NET INVESTMENT INCOME .................................       66,833           612
                                                             -------          ----
REALIZED GAIN ALLOCATED FROM PORTFOLIO:
   Net realized gain on investments ...................           46            12
                                                             -------          ----
      NET GAIN ON INVESTMENTS .........................           46            12
                                                             -------          ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..      $66,879          $624
                                                             -------          ----

                             See accompanying notes

 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
DECEMBER 31, 2008 (IN THOUSANDS)

                                                                                             U.S. GOVERNMENT
                                                                   MONEY MARKET                MONEY MARKET
                                                         ----------------------------    -----------------------
                                                            Year Ended December 31,      Year Ended December 31,
                                                         ----------------------------    -----------------------
                                                              2008           2007           2008         2007
                                                         -------------   ------------    ---------    ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .............................   $      66,833   $     88,036    $     612    $     494
   Net realized gain (loss) on investments ...........              46             10           12           --
                                                         -------------   ------------    ---------    ---------
      NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS ..................................          66,879         88,046          624          494
                                                         -------------   ------------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Cash Management Class ..........................         (16,912)       (32,696)        (572)        (334)
      Institutional Class ............................          (8,944)       (13,567)          --           --
      PlanAhead Class ................................          (2,162)        (6,183)         (40)         (94)
      Platinum Class .................................              --           (543)          --          (66)
      BBH ComSet Class ...............................         (38,815)       (35,047)          --           --
   Net realized gain on investments:
      Cash Management Class ..........................             (14)            (6)         (12)          --
      Institutional Class ............................              (4)            (3)          --           --
      PlanAhead Class ................................              (1)            (1)          --           --
      Platinum Class .................................              --             --           --           --
      BBH ComSet Class ...............................             (27)            --           --           --
                                                         -------------   ------------    ---------    ---------
         DISTRIBUTIONS TO SHAREHOLDERS ...............         (66,879)       (88,046)        (624)        (494)
                                                         -------------   ------------    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ....................       12,096,832     11,962,330      138,859      145,717
   Reinvestment of dividends and distributions .......          17,438         44,661          271          157

   Cost of shares redeemed ...........................     (14,338,576)   (10,878,697)    (137,383)    (137,451)
                                                         -------------   ------------    ---------    ---------
         NET INCREASE (DECREASE) IN NET ASSETS FROM
            CAPITAL SHARE TRANSACTIONS ...............      (2,224,306)     1,128,294        1,747        8,423
                                                         -------------   ------------    ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS ................      (2,224,306)     1,128,294        1,747        8,423
                                                         -------------   ------------    ---------    ---------
NET ASSETS:
   Beginning of period ...............................       2,338,776      1,210,482       18,061        9,638
                                                         -------------   ------------    ---------    ---------
   END OF PERIOD .....................................   $     114,470   $  2,338,776    $  19,808    $  18,061
                                                         =============   ============    =========    =========

                             See accompanying notes

 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, no-load, open-end management investment company with separate series. The following series are included in this report:
American Beacon Money Market (the "Money Market Fund") and American Beacon U.S. Government Money Market (the "Government Fund") Funds (each a "Fund" and collectively, the "Funds").

     The BBH Comset Class of the Money Market Fund commenced operations on April 2, 2007 and fully liquidated on December 15, 2008. The Platinum Class of the Funds was fully liquidated effective May 31, 2007.

     Effective September 12, 2008, American Beacon Advisors, Inc. (the "Manager") became a wholly-owned subsidiary of Lighthouse Holdings, Inc., which is indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two private equity firms. Prior to September 12, the Manager was a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. which retained a minority interest in the parent company of Lighthouse Holdings, Inc.

     Each Fund invests all of its investable assets in the corresponding portfolio of the American Beacon Master Trust, an open-end diversified management investment company, as follows:

AMERICAN BEACON:                    (ARROW) INVEST ASSETS IN (ARROW)  AMERICAN BEACON MASTER TRUST:
----------------                                                      --------------------------------------
Money Market Fund                                                     Money Market Portfolio
U.S. Government Money Market Fund                                     U.S. Government Money Market Portfolio

     Each Fund has the same investment objectives as its corresponding American Beacon Master Trust Portfolio. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (11.9% and 5.0% at December 31, 2008 of the American Beacon Master Trust Money Market and U.S. Government Money Market Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     The following is a summary of the significant accounting policies followed by the Funds.

Class Disclosure

     Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                                         OFFERED TO:
------                  --------------------------------------------------------
CASH MANAGEMENT CLASS   Investors making an initial investment of $10 million
                        for Money Market and $2 million for U.S. Government
                        Money Market, or investors investing through an
                        intermediary
INSTITUTIONAL CLASS     Investors making an initial investment of $2 million
PLANAHEAD CLASS         General public and investors investing through an
                        intermediary

     Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in Note 2.

Valuation of Investments

     The Funds record their investment in the Portfolios at fair value. Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

     The Portfolios adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective with the beginning of the Portfolios' fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the hierarchy under FAS 157 are described below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

     Level 3- Prices determined using significant unobservable inputs. Unobservable inputs reflect the Portfolio's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

     The summary of inputs used to value the Portfolios' investments as of December 31, 2008 is discussed in the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

Redemption in Kind

     Beginning September 19, 2008, proceeds from redemption requests exceeding $250,000 were made in pro rata payments of cash and in-kind distributions of securities held by the Money Market Portfolio. The Money Market Portfolio, and the Beacon Fund implemented this procedure to prevent redemptions from forcing the sale of securities below their economic value, which would have resulted in a material adverse impact on the Money Market Portfolio and the remaining shareholders. The policy was lifted on December 12, 2008. During this time redemptions by class were as follows (in thousands):

                                           Pro rata      One time
                               Total      securities       cash
                           Distribution    and cash    distribution
                           ------------   ----------   ------------
Institutional Class.....     $90,307       $89,807         $500
Cash Management Class...      18,952        18,452          500
BBH Comset Class........      23,989        23,885          104

Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income (loss) and realized gain (loss) in its corresponding Portfolio each day. All net investment income
(loss) and realized gain (loss) of each Portfolio are allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. The Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

     Dividends to shareholders are determined in accordance with federal income tax principles that may treat certain transactions differently than U.S. generally accepted accounting principles.

Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Administrative Services Agreement

     As compensation for providing administrative services to the Funds, the Manager receives an annualized fee of 0.10% of the average daily net assets of each of the Institutional and PlanAhead Classes of the Funds, and 0.07% of the Cash Management Class of the Funds.

Distribution Plan

     The Trust has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the fees received by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

Service Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives an annual fee of 0.25% based on the daily net assets of the PlanAhead Class.

Reimbursement and Waiver of Expenses

     The Manager contractually agreed to reimburse the following Funds for distribution and other expenses through February 28, 2009 to the extent total annual fund operating expenses exceed the following amounts. The following amounts have been waived through December 31, 2008:

                                                          EXPENSE
FUND                                         CLASS          CAP       AMOUNT
----                                    ---------------   -------    --------
Money Market Fund....................   Institutional      0.18%     $177,487
Money Market Fund....................   Cash Management    0.15%      295,662
Money Market Fund....................   BBH ComSet*        0.15%      808,104
U.S. Government Money Market Fund....   Cash Management    0.15%       77,808
U.S. Government Money Market Fund....   PlanAhead          0.65%        4,722

*    Class closed December 15, 2008.

Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek recoupment of fees waived or expenses reimbursed for a period of up to three years. However, recoupment will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow recoupment without causing its expense ratio to exceed the previously agreed upon expense limit. The table below excludes amounts previously reimbursed to the Platinum Classes of the Funds. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

                           U.S.
                        GOVERNMENT
              MONEY       MONEY
YEAR          MARKET      MARKET
----        ---------   ----------
2009.....     260,591       65,678
2010.....     769,055        7,577
2011.....   1,281,253       82,530

     The Funds have not recorded a liability for this potential reimbursement due to the current assessment that a reimbursement is unlikely.

3. FEDERAL INCOME TAXES

     It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     For FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48") purposes, there are no unrecognized tax benefits as of December 31, 2008 included in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations. For the year ended December 31, 2008, the Funds recognized $0 in interest and penalties.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid for the years ended December 31, 2008 and December 31, 2007 were as follows (in thousands):

                                                MONEY MARKET           U.S. GOVERNMENT MONEY MARKET
                                        ----------------------------   ----------------------------
                                         YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                        DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                           2008             2007           2008            2007
                                        -------------   ------------   ------------    ------------
DISTRIBUTIONS PAID FROM ORDINARY
INCOME:*
   Cash Management Class.............      $16,925         $32,702         $584            $334
   Institutional Class...............        8,949          13,570           --              --
   PlanAhead Class...................        2,163           6,184           40              94
   Platinum Class....................           --             543           --              66
   BBH ComSet Class..................       38,842          35,047           --              --
                                           -------         -------         ----            ----
TOTAL DISTRIBUTIONS PAID.............      $66,879         $88,046         $624            $494
                                           =======         =======         ====            ====

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

     As of December 31, 2008, the components of distributable earnings on a tax basis were the same as book. The cost basis of investments for federal income tax purposes was also the same as the book basis.

     The Funds do not have capital loss carry forwards as of December 31, 2008.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

4. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each class of the Funds (in thousands). Each share is valued at $1.00:

Year Ended December 31, 2008

                                              Cash
                                           Management   Institutional    PlanAhead
                                              Class         Class          Class
                                           ----------   -------------   -----------
Money Market Beacon Fund
Shares sold ............................    2,264,926     1,825,044       486,450
Reinvestment of dividends ..............       14,139         2,487           812
Shares redeemed ........................   (2,523,467)   (2,274,876)     (593,234)
                                           ----------    ----------      --------
Net (decrease) in shares outstanding ...     (244,402)     (447,345)     (105,972)
                                           ==========    ==========      ========

                                           BBH ComSet
                                              Class
                                           ----------
Money Market Beacon Fund
Shares sold ............................    7,520,412
Reinvestment of dividends ..............           --
Shares redeemed ........................   (8,946,999)
                                           ----------
Net (decrease) in shares outstanding ...   (1,426,587)
                                           ==========

                                                       Cash
                                                    Management   PlanAhead
                                                      Class        Class
                                                    ----------   ---------
U.S. Government Money Market Beacon Fund
Shares sold .....................................     124,678       14,181
Reinvestment of dividends .......................         264            7
Shares redeemed .................................    (122,002)     (15,381)
                                                     --------      -------
Net increase (decrease) in shares outstanding ...       2,940       (1,193)
                                                     ========      =======

Year Ended December 31, 2007

                                             Cash
                                          Management   Institutional   PlanAhead   Platinum
                                             Class         Class         Class       Class
                                          ----------   -------------   ---------   --------
Money Market Beacon Fund
Shares sold ...........................    4,891,367     1,043,210      631,312     14,014
Reinvestment of dividends .............       28,101        12,166        3,889        502
Shares redeemed .......................   (5,072,125)   (1,109,117)    (693,440)   (48,172)
                                          ----------    ----------     --------    -------
Net (decrease) in shares outstanding ..     (152,657)      (53,741)     (58,239)   (33,656)
                                          ==========    ==========     ========    =======

                                                        BBH
                                                       ComSet
                                                        Class
                                                     ----------
Money Market Beacon Fund
Shares sold ......................................    5,382,427
Reinvestment of dividends ........................            3
Shares redeemed ..................................   (3,955,843)
                                                     ----------
Net increase in shares outstanding ...............    1,426,587
                                                     ==========

                                                      Cash
                                                   Management   PlanAhead   Platinum
                                                      Class       Class       Class
                                                   ----------   ---------   --------
U.S. Government Money Market Beacon Fund
Shares sold ....................................     132,887      8,531       4,299
Reinvestment of dividends ......................          81         14          62
Shares redeemed ................................    (120,104)    (8,974)     (8,373)
                                                    --------     ------      ------
Net increase (decrease) in shares outstanding ..      12,864       (429)     (4,012)
                                                    ========     ======      ======

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                   Cash Management Class
                                                                   Year Ended December 31,
                                                   ----------------------------------------------------
                                                     2008       2007       2006       2005       2004
                                                   --------   --------   --------   --------   --------
Net asset value, beginning of period ...........   $  1 .00   $  1 .00   $   1.00   $   1.00   $   1.00
                                                   --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(A) ....................      0 .03      0 .05       0.05       0.03       0.01
   Net realized gain on investments(B) .........         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Total income from investment operations ........      0 .03      0 .05       0.05       0.03       0.01
                                                   --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income ........     (0 .03)   (0 .05)      (0.05)     (0.03)     (0.01)
   Distributions from net realized gains on
      investments (B)...........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Total distributions ............................     (0 .03)    (0 .05)     (0.05)     (0.03)     (0.01)
                                                   --------   --------   --------   --------   --------
Net asset value, end of period .................   $  1 .00   $  1 .00   $   1.00   $   1.00   $   1.00
                                                   ========   ========   ========   ========   ========
Total return ...................................       2.71%      5.28%      5.05%      3.19%      1.30%
                                                   ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ....   $104,847   $349,249   $501,905   $200,010   $434,587
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers .................       0.15%      0.15%      0.15%      0.15%      0.15%
      Expenses, before waivers .................       0.20%      0.19%      0.20%      0.23%      0.23%
      Net investment income, net of waivers ....       2.77%      5.18%      5.04%      3.08%      1.34%
      Net investment income, before waivers ....       2.72%      5.14%      4.99%      3.00%      1.26%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the corresponding American Beacon Master Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                Institutional Class
                                                               Year Ended December 31,
                                                     ---------------------------------------------
                                                       2008      2007     2006      2005    2004
                                                     -------  --------  --------  -------  -------
Net asset value, beginning of period .............   $  1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                                     -------  --------  --------  -------  -------
Income from investment operations:
   Net investment income(A) ......................      0.03      0.05      0.05     0.03     0.01
   Net realized gain on investments(B) ...........        --        --        --       --       --
                                                     -------  --------  --------  -------  -------
Total income from investment operations ..........      0.03      0.05      0.05     0.03     0.01
                                                     -------  --------  --------  -------  -------
Less distributions:
   Dividends from net investment income ..........     (0.03)    (0.05)    (0.05)   (0.03)   (0.01)
   Distributions from net realized gains on
   investments(B) ................................        --        --        --       --       --
                                                     -------  --------  --------  -------  -------
Total distributions ..............................     (0.03)    (0.05)   (0 .05)  (0 .03)  (0 .01)
                                                     -------  --------  --------  -------  -------
Net asset value, end of period ...................   $  1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                                     =======  ========  ========  =======  =======
Total return .....................................      2.68%     5.24%     4.99%    3.06%    1.20%
                                                     =======  ========  ========  =======  =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ......   $ 3,317  $450,662  $504,403  $36,421  $34,146
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ...................      0.17%     0.18%     0.19%    0.28%    0.24%
      Expenses, before waivers ...................      0.23%     0.22%     0.23%    0.28%    0.24%
      Net investment income, net of waivers ......      2.93%     5.13%     5.06%    3.07%    1.05%
      Net investment income, before waivers ......      2.87%     5.10%     5.02%    3.07%    1.05%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the corresponding American Beacon Master Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                         PlanAhead Class
                                                                     Year Ended December 31,
                                                     ---------------------------------------------------
                                                       2008       2007      2006       2005       2004
                                                     -------   --------   --------   --------   --------
Net asset value, beginning of period .............   $ 1.00    $   1.00   $   1.00   $   1.00   $   1.00
                                                     ------    --------   --------   --------   --------
Income from investment operations:
   Net investment income(A) ......................     0.02        0.05       0.05       0.03       0.01
   Net realized gain on investments(B) ...........       --          --         --         --         --
                                                     ------    --------   --------   --------   --------
Total income from investment operations ..........     0.02        0.05       0.05       0.03       0.01
                                                     ------    --------   --------   --------   --------
Less distributions:
   Dividends from net investment income ..........    (0.02)      (0.05)     (0.05)     (0.03)     (0.01)
   Distributions from net realized gains on
      investments(B) .............................       --          --         --         --         --
                                                     ------    --------   --------   --------   --------
Total distributions ..............................    (0.02)      (0.05)     (0.05)     (0.03)     (0.01)
                                                     ------    --------   --------   --------   --------
Net asset value, end of period ...................   $ 1.00    $   1.00   $   1.00   $   1.00   $   1.00
                                                     ======    ========   ========   ========   ========
Total return .....................................     2.35%       4.94%      4.69%      2.82%      0.93%
                                                     ======    ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ......   $6,306    $112,278   $170,518   $236,903   $132,438
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ...................     0.48%       0.47%      0.49%      0.51%      0.51%
      Expenses, before waivers ...................     0.48%       0.47%      0.49%      0.51%      0.51%
      Net investment income, net of waivers ......     2.65%       4.85%      4.59%      2.83%      0.94%
      Net investment income, before waivers ......     2.65%       4.84%      4.59%      2.83%      0.94%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the corresponding American Beacon Master Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                Cash Management Class
                                                                Year Ended December 31,
                                                     ----------------------------------------------
                                                       2008      2007     2006     2005      2004
                                                     -------   -------   ------   -------   -------
Net asset value, beginning of period .............   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00
                                                     -------   -------   ------   -------   -------
Income from investment operations:
   Net investment income(A) ......................      0.02      0.05     0.05      0.03      0.01
   Net realized gain on investments(B) ...........        --        --       --        --        --
                                                     -------   -------   ------   -------   -------
Total income from investment operations ..........      0.02      0.05     0.05      0.03      0.01
                                                     -------   -------   ------   -------   -------
Less distributions:
   Dividends from net investment income ..........     (0.02)    (0.05)   (0.05)    (0.03)    (0.01)
   Distributions from net realized gains on
      investments (B) ............................        --        --       --        --        --
                                                     -------   -------   ------   -------   -------
Total distributions ..............................     (0.02)    (0.05)   (0.05)    (0.03)    (0.01)
                                                     -------   -------   ------   -------   -------
Net asset value, end of period ...................   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00
                                                     =======   =======   ======   =======   =======
Total return .....................................      2.29%     5.13%    4.97%     3.12%     1.22%
                                                     =======   =======   ======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ......   $19,372   $16,433   $3,568   $22,518   $28,591
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ...................      0.15%     0.15%    0.19%     0.19%     0.19%
      Expenses, before waivers ...................      0.44%     0.60%    0.64%     0.38%     0.29%
      Net investment income, net of waivers ......      2.10%     4.87%    4.60%     2.99%     1.21%
      Net investment income, before waivers ......      1.81%     4.42%    4.16%     2.80%     1.11%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the corresponding American Beacon Master Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                  PlanAhead Class
                                                               Year Ended December 31,
                                                     ------------------------------------------
                                                      2008     2007     2006     2005     2004
                                                     ------   ------   ------   ------   ------
Net asset value, beginning of period .............   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                                     ------   ------   ------   ------   ------
Income from investment operations:
   Net investment income(A) ......................     0.02     0.05     0.04     0.03     0.00(B)
   Net realized gain on investments(B) ...........       --       --       --       --       --
                                                     ------   ------   ------   ------   ------
Total income from investment operations ..........     0.02     0.05     0.04     0.03     0.00
                                                     ------   ------   ------   ------   ------
Less distributions:
   Dividends from net investment income ..........    (0.02)   (0.05)   (0.04)   (0.03)    0.00(B)
   Distributions from net realized gains on
      investments(B) .............................       --       --       --       --       --
                                                     ------   ------   ------   ------   ------
Total distributions ..............................    (0.02)   (0.05)   (0.04)   (0.03)    0.00
                                                     ------   ------   ------   ------   ------
Net asset value, end of period ...................   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                                     ======   ======   ======   ======   ======
Total return .....................................     1.90%    4.65%    4.51%    2.71%    0.85%
                                                     ======   ======   ======   ======   ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ......   $  436   $1,628   $2,058   $1,933   $5,370
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ...................     0.61%    0.61%    0.63%    0.58%    0.56%
      Expenses, before waivers ...................     0.85%    1.20%    1.02%    0.61%    0.57%
      Net investment income, net of waivers ......     2.02%    4.56%    4.39%    2.47%    0.68%
      Net investment income, before waivers ......     1.79%    3.97%    4.00%    2.44%    0.67%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the corresponding American Beacon Master Portfolio.

(B)   Amount is less than $0.01 per share.

AMERICAN BEACON MASTER TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Master Trust:

We have audited the accompanying statements of assets and liabilities of American Beacon Master Trust, comprised of the American Beacon Money Market Portfolio and the American Beacon U.S. Government Money Market Portfolio (collectively, the "Portfolios"), including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Master Trust as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                /s/ Ernst & Young LLP

Dallas, Texas
February 25, 2009

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                                        PAR
                                                                                       AMOUNT          VALUE
                                                                                    ------------    -----------
                                                                                       (DOLLARS IN THOUSANDS)
CERTIFICATES OF DEPOSIT AND BANK NOTES - 17.67%
   Commonwealth Bank of Australia N.Y., 0.90%, Due 2/18/2009 ...................    $     30,000    $    30,000
   DNB NOR Bank ASA N.Y., 0.73%, Due 2/20/2009 .................................          30,000         30,000
   Lloyds TSB Bank N.Y., 1.60%, Due 2/10/2009 ..................................          30,000         30,000
   Societe Generale N.Y., 0.85%, Due 3/12/2009 ++ ..............................          50,000         50,000
   Svenska Handelsbanken AB N.Y., 1.50%, Due 2/9/2009 ..........................          30,000         30,000
                                                                                                    -----------
   TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES ................................                        170,000
                                                                                                    -----------
COMMERCIAL PAPER - 38.91%
   Alpine Securitization Corp., 0.95%, Due 1/28/2009 # .........................          30,000         29,979
   Bank of Nova Scotia N.Y., 0.50%, Due 2/12/2009 ..............................          45,000         44,960
   BNP Paribas Finance Inc., 1.25%, Due 2/17/2009 ..............................          30,000         29,951
   Danske Corp., 1.49%, Due 2/17/2009 # ........................................          30,000         29,942
   Gemini Securitization Corp. LLC, 1.25%, Due 3/11/2009 # .....................          30,000         29,928
   National Australia Funding (Del) Inc., 1.25%, Due 2/13/2009 # ...............          30,000         29,955
   Nordea North America, Inc., 1.10%, Due 3/9/2009 .............................          30,000         29,938
   Surrey Funding Corp., 1.50%, Due 1/12/2009 # ................................          30,000         29,986
   Toyota Motor Credit Corp.,
      0.55%, Due 1/14/2009 .....................................................          15,000         14,997
      0.95%, Due 1/15/2009 .....................................................          30,000         29,989
   Variable Funding Capital Co. LLC, 1.60%, Due 3/26/2009 # ....................          45,000         44,832
   Windmill Funding Corp., 1.20%, Due 3/9/2009 # ...............................          30,000         29,933
                                                                                                    -----------
   TOTAL COMMERCIAL PAPER ......................................................                        374,390
                                                                                                    -----------
TIME DEPOSITS - 4.16%
   Dexia Credit Local S.A., 0.35%, Due 1/2/2009 ................................          40,000         40,000
                                                                                                    -----------

                                                                                       SHARES
                                                                                    ------------
SHORT TERM INVESTMENTS - 9.97%
OTHER SHORT-TERM INVESTMENTS - 9.97%
   Goldman Sachs Financial Square Government Fund ..............................      48,000,000         48,000
   JP Morgan U.S. Government Money Market Fund .................................      48,000,000         48,000
                                                                                                    -----------
   TOTAL SHORT TERM INVESTMENTS ................................................                         96,000
                                                                                                    -----------

                                                                                         PAR
                                                                                       AMOUNT
                                                                                    ------------
REPURCHASE AGREEMENTS - 29.27%
   Bank of America, NA, 0.24%, Due 1/2/2009 (Held at Bank of New York Mellon,
      Collateralized by Mortgage Obligations valued at $51,360, 2/23/2036) .....    $     48,000         48,000
   Barclays Capital, Inc., 0.29%, Due 1/2/2009 (Held at Bank of New York Mellon,
      Collateralized by Equity Securities valued at $50,400) ...................          48,000         48,000
   Credit Suisse Securities (USA) LLC, 0.29%, Due 1/2/2009 (Held at JPMorgan
      Chase, Collateralized by Equity Securities valued at $49,500) ............          45,000         45,000
   Deutsche Bank Securities, Inc., 0.24%, Due 1/2/2009 (Held at Bank of New York
      Mellon, Collateralized by Equity Securities valued at $52,800) ...........          48,000         48,000

                             See accompanying notes

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                                        PAR
                                                                                       AMOUNT          VALUE
                                                                                    ------------    -----------
                                                                                       (DOLLARS IN THOUSANDS)
   Goldman Sachs & Co., 0.04%, Due 1/2/2009 (Held at Bank of New York Mellon,
      Collateralized by U.S. Government Agency Obligations valued at $2,711,
      4.0% - 10.5%, 3/1/2010 - 11/1/2036) ......................................    $      2,658    $     2,658
   JP Morgan Chase & Co., 0.29%, Due 1/2/2009 (Held at JPMorgan Chase,
      Collateralized by Equity Securities valued at $47,249) ...................          45,000         45,000
   Morgan Stanley & Co., 0.39%, Due 1/2/2009 (Held at JPMorgan Chase,
      Collateralized by Equity Securities valued at $49,500) ...................          45,000         45,000
                                                                                                    -----------
   TOTAL REPURCHASE AGREEMENTS .................................................                        281,658
                                                                                                    -----------
TOTAL INVESTMENTS - 99.98% (COST $962,048) .....................................                    $   962,048
OTHER ASSETS, NET OF LIABILITIES - 0.02% .......................................                            240
                                                                                                    -----------
TOTAL NET ASSETS - 100.00% .....................................................                    $   962,288
                                                                                                    ===========

     Percentages are stated as a percent of net assets.

++ Obligation is subject to an unconditional put back to the issuer with one business day notice.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $224,555 or 23.34% of net assets. The Fund has no right to demand registration of these securities.

                             See accompanying notes

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                                        PAR
                                                                                       AMOUNT          VALUE
                                                                                    ------------    -----------
                                                                                       (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 40.83%
FEDERAL HOME LOAN BANK - 12.67%
      4.12%, Due 1/9/2009 ......................................................    $     25,000    $    25,001
      3.346%, Due 1/28/2009 ....................................................          25,000         25,000
                                                                                                    -----------
                                                                                                         50,001
                                                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 18.96%
      0.22%, Due 2/13/2009 .....................................................           6,700          6,698
      1.80%, Due 3/3/2009 ......................................................          10,000          9,970
      1.75%, Due 3/6/2009 ......................................................           5,000          4,984
      1.75%, Due 3/16/2009 .....................................................          10,000          9,964
      1.65%, Due 4/1/2009 ......................................................          10,000          9,959
      0.35%, Due 4/14/2009 .....................................................          13,335         13,322
      1.405%, Due 6/2/2009 .....................................................           5,000          4,970
      1.05%, Due 6/24/2009 .....................................................          10,000          9,949
      1.05%, Due 7/10/2009 .....................................................           5,000          4,972
                                                                                                    -----------
                                                                                                         74,788
                                                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.20%
      1.60%, Due 3/13/2009 .....................................................           6,500          6,480
      1.20%, Due 5/5/2009 ......................................................           5,000          4,979
      1.49%, Due 5/13/2009 .....................................................           5,000          4,973
      1.28%, Due 6/22/2009 .....................................................           5,000          4,969
      0.35%, Due 7/1/2009 ......................................................           5,000          4,991
      1.08%, Due 10/1/2009 .....................................................          10,000          9,918
                                                                                                    -----------
                                                                                                         36,310
                                                                                                    -----------
   TOTAL U.S. AGENCY OBLIGATIONS ...............................................                        161,099
                                                                                                    -----------

                                                                                       SHARES
                                                                                    ------------
SHORT TERM INVESTMENTS - 9.63%
OTHER SHORT-TERM INVESTMENTS - 9.63%
   Goldman Sachs Financial Square Government Fund ..............................      19,000,000         19,000
   JP Morgan U.S. Government Money Market Fund .................................      19,000,000         19,000
                                                                                                    -----------
   TOTAL SHORT TERM INVESTMENTS ................................................                         38,000
                                                                                                    -----------

                                                                                        PAR
                                                                                       AMOUNT
                                                                                    ------------
REPURCHASE AGREEMENTS - 49.47%
   Banc of America Securities LLC, 0.10%, Due 1/2/2009 (Held at Bank of New York
      Mellon, Collateralized by U.S. Government Agency Obligations valued at
      $91,800, 5.0%, 1/1/2035) .................................................    $     90,000         90,000
   Barclays Capital, Inc., 0.03%, Due 1/2/2009 (Held at Bank of New York Mellon,
      Collateralized by U.S. Government Agency Obligations valued at $45,900,
      4.0% - 5.5%, 9/1/2023 - 2/1/2038) ........................................          45,000         45,000
   Credit Suisse Securities (USA) LLC, 0.07%, Due 1/2/2009 (Held at JPMorgan
      Chase, Collateralized by U.S. Government Agency Obligations valued at
      $51,002, 4.0% - 8.5%, 8/1/2009 - 1/1/2039) ...............................          50,000         50,000

                             See accompanying notes

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                                        PAR
                                                                                       AMOUNT          VALUE
                                                                                    ------------    -----------
                                                                                       (DOLLARS IN THOUSANDS)
   Goldman Sachs & Co., 0.04%, Due 1/2/2009 (Held at Bank of New York Mellon,
      Collateralized by U.S. Government Agency Obligations valued at $10,425,
      4.0% - 11.5%, 12/1/2011 - 11/1/2038) .....................................    $     10,221    $    10,221
                                                                                                    -----------
   TOTAL REPURCHASE AGREEMENTS .................................................                        195,221
                                                                                                    -----------
TOTAL INVESTMENTS - 99.93% (COST $394,320) .....................................                    $   394,320
OTHER ASSETS, NET OF LIABILITIES - 0.07% .......................................                            284
                                                                                                    -----------
TOTAL NET ASSETS - 100.00% .....................................................                    $   394,604
                                                                                                    ===========

Percentages are stated as a percent of net assets.

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 (IN THOUSANDS)

                                                                                       U.S. GOVERNMENT
                                                                        MONEY MARKET     MONEY MARKET
                                                                        ------------   ---------------
ASSETS:
   Investment in securities at value (cost - $680,390 and $199,099,
      respectively) .................................................     $680,390         $199,099
   Repurchase agreements (cost - $281,658 and $195,221,
      respectively) .................................................      281,658          195,221
   Dividends and interest receivable ................................          432              429
   Prepaid expenses .................................................          160                9
                                                                          --------         --------
      TOTAL ASSETS ..................................................      962,640          394,758
                                                                          --------         --------
LIABILITIES:
   Management and investment advisory fees payable (Note 2) .........          230               33
   Other liabilities ................................................          122              121
                                                                          --------         --------
      TOTAL LIABILITIES .............................................          352              154
                                                                          --------         --------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS ............     $962,288         $394,604
                                                                          ========         ========

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008 (IN THOUSANDS)

                                                                            U.S. GOVERNMENT
                                                            MONEY MARKET      MONEY MARKET
                                                          ---------------   ---------------
INVESTMENT INCOME:
   Dividend income ....................................       $ 31,989          $ 1,475
   Interest income ....................................       $310,930          $19,060
                                                              --------          -------
      TOTAL INVESTMENT INCOME .........................        342,919           20,535
                                                              --------          -------
EXPENSES:
   Management and investment advisory fees (Note 2) ...         11,068              725
   Custodian fees .....................................            383               25
   Professional fees ..................................            100               27
   Other expenses .....................................            534               51
                                                              --------          -------
      TOTAL EXPENSES ..................................         12,085              828
                                                              --------          -------
   Less reimbursement of fund expense (Note 2) ........             --              (20)
                                                              --------          -------
      NET EXPENSES ....................................         12,085              808
                                                              --------          -------
NET INVESTMENT INCOME .................................        330,834           19,727
                                                              --------          -------
REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments ...................            197              132
                                                              --------          -------
      NET GAIN ON INVESTMENTS .........................            197              132
                                                              --------          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..       $331,031          $19,859
                                                              ========          =======

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                 U.S. GOVERNMENT MONEY
                                                        MONEY MARKET                    MARKET
                                                   Year Ended December 31,       Year Ended December 31,
                                               -----------------------------   -------------------------
                                                    2008           2007            2008         2007
                                               -------------   -------------   -----------   -----------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income ...................   $     330,834   $     824,823   $    19,727   $    47,203
   Net realized gain on investments ........             197             127           132             3
                                               -------------   -------------   -----------   -----------
      TOTAL INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS ...................         331,031         824,950        19,859        47,206
                                               -------------   -------------   -----------   -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL
INTERESTS:
   Contributions ...........................     125,022,264     202,886,002     6,267,108     8,639,093
   Withdrawals                                  (137,575,006)   (203,255,122)   (7,274,347)   (7,867,711)
                                               -------------   -------------   -----------   -----------
      NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM TRANSACTIONS IN
      INVESTORS' BENEFICIAL INTERESTS ......     (12,552,742)       (369,120)   (1,007,239)      771,382
                                               -------------   -------------   -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS ...     (12,221,711)        455,830      (987,380)      818,588
                                               -------------   -------------   -----------   -----------
NET ASSETS:
   Beginning of period .....................      13,183,999      12,728,169     1,381,984       563,396
                                               -------------   -------------   -----------   -----------
   END OF PERIOD ...........................   $     962,288   $  13,183,999   $   394,604   $ 1,381,984
                                               =============   =============   ===========   ===========

FINANCIAL HIGHLIGHTS

                                                         Money Market
                                                    Year Ended December 31,
                                             ------------------------------------
                                              2008    2007    2006    2005   2004
                                             -----   -----   -----   -----   ----
Total return .............................   2.75%   5.33%   5.09%   3.25%   1.34%
Ratios to average net assets (annualized):
   Expenses ..............................   0.11%   0.11%   0.11%   0.11%   0.11%
   Net investment income .................   2.94%   5.19%   5.03%   3.20%   1.30%

                                                 U.S. Government Money Market
                                                    Year Ended December 31,
                                             ------------------------------------
                                              2008    2007    2006    2005    2004
                                             -----   -----   -----   -----   ----
Total return .............................   2.34%   5.18%   5.04%   3.19%   1.30%
Ratios to average net assets (annualized):
   Expenses ..............................   0.11%   0.11%   0.12%   0.12%   0.11%
   Net investment income .................   2.68%   4.98%   4.97%   3.15%   1.30%

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Master Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the American Beacon Master Money Market Portfolio and American Beacon Master U.S. Government Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The objective of each Portfolio is current income, liquidity and the maintenance of a stable price of $1.00 per share. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     Effective September 12, 2008, American Beacon Advisors, Inc. (the "Manager") became a wholly-owned subsidiary of Lighthouse Holdings, Inc., which is indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two private equity firms. Prior to September 12, the Manager was a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. which retained a minority interest in the parent company of Lighthouse Holdings, Inc.

     The following is a summary of the significant accounting policies followed by the Portfolios.

Valuation of Investments

     Securities of the Portfolios are valued at amortized cost, which approximates fair value. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Portfolios, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Trust's Board of Trustees (the "Board") believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

     The Portfolios adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective with the beginning of the Portfolios' fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the hierarchy under FAS 157 are described below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

     Level 3- Prices determined using significant unobservable inputs. Unobservable inputs reflect the Portfolio's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

     A summary of the inputs used to value the Portfolios' investments as of December 31, 2008 is as follows (in thousands):

AMERICAN BEACON MASTER TRUST PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

                                                      Investments in Securities
                                                   ------------------------------
                                                                  U.S. Government
                Valuation Inputs                   Money Market     Money Market
                ----------------                   ------------   ---------------
Level 1 - Quoted Prices ........................      $ 96,000        $ 38,000
Level 2 - Other significant observable inputs ..       866,048         356,320
Level 3 - Significant unobservable inputs ......            --              --
                                                      --------        --------
Total                                                 $962,048        $394,320

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Redemption in Kind

     Beginning September 19, 2008, proceeds from redemption requests exceeding $250,000 were made in pro rata payments of cash and in-kind distributions of securities held by the Money Market Portfolio. The Money Market Portfolio and feeder funds of the Money Market Portfolio implemented this procedure to prevent redemptions from forcing the sale of securities below their economic value, which would have resulted in a material adverse impact on the Money Market Portfolio and the remaining shareholders. The policy was lifted on December 12, 2008. During this time, beneficial interests of the Portfolio totaling 938,602 (in thousands) were redeemed.

Federal Income Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

     For FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48") purposes, there are no unrecognized tax benefits as of December 31, 2008 included in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations. For the year ended December 31, 2008, the Portfolios recognized $0 in interest and penalties.

Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by

AMERICAN BEACON MASTER TRUST PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

government securities or non-government securities. All collateral is valued at cost, which approximates market value and is held at the custodian bank. The collateral is monitored daily by the Manager so that the collateral's market value exceeds the carrying value of the repurchase agreement plus accrued interest.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated. Certain prior year amounts have been reclassed in order to be consistent with current year presentation.

Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. The Manager serves as the sole investment advisor to the Portfolios. As compensation for performing the duties required under the Management Agreement, the Manager received from each Portfolio 0.10% of its average daily net assets through September 11, 2008. From September 12, 2008 the Manager receives 0.09% of the average daily net asset of each Portfolio.

Administrative Services Agreement

     Beginning September 12, 2008, the Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Portfolios. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.01% of the average daily net assets of each Portfolio.

Interfund Lending Program

     Pursuant to an exemptive order by the Securities and Exchange Commission, the Portfolios, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Money Market Portfolio to lend money to other participating series managed by the Manager. For the year ended December 31, 2008, the credit facility was not utilized.

Reimbursement of Expenses

     The Manager voluntarily waived a portion of its fee for the U.S. Government Portfolio. Fees totaling $19,659 were waived for the year ended December 31, 2008.

AMERICAN BEACON FUNDS
PRIVACY POLICY & FEDERAL TAX INFORMATION
DECEMBER 31, 2008  (UNAUDITED)

PRIVACY POLICY

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

The distributions to shareholders during the tax year ended December 31, 2008 include short-term capital gains of $45,566 and $11,938 for the Money Market Fund and U.S. Government Money Market Fund, respectively.

We are required by Internal Revenue Code to advise you within 60 days of the Funds' fiscal year end as to the federal tax status of dividends paid by the Funds during its fiscal year ended December 31, 2008. For purposes of preparing your annual federal income tax returns, you should report the amounts reflected on your Form 1099-DIV, Box 1a.

Of the ordinary dividends paid to shareholders of the U.S. Government Money Market Fund during the tax year ended December, 2008, 29.4% were derived from U.S. Treasury Obligations.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
 (UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                           POSITION, TERM OF
                           OFFICE AND LENGTH
                             OF TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH THE TRUST                   AND CURRENT DIRECTORSHIPS
---------------------      ------------------   ----------------------------------------------------
INTERESTED
TRUSTEES                          Term
                           Lifetime of Trust
                             until removal,
                             resignation or
                              retirement*

Alan D. Feld** (72)        Trustee since 1996   Sole Shareholder of a professional corporation which
                                                is a Partner in the law firm of Akin, Gump, Strauss,
                                                Hauer & Feld, LLP (1960-Present); Director, Clear
                                                Channel Communications (1984-2008); Trustee,
                                                CenterPoint Properties (1994- 2006); Member, Board
                                                of Trustees, Southern Methodist University ; Member,
                                                Board of Visitors, M.D. Anderson Hospital; Board of
                                                Visitors, Zale/Lipshy Hospital; American Beacon
                                                Mileage Funds (1996-Present); American Beacon Master
                                                Trust (1996-Present); American Beacon Select Funds
                                                (1999-Present)

NON-INTERESTED
TRUSTEES                          Term
W. Humphrey Bogart (64)    Trustee since 2004   Board Member, Baylor University Medical Center
                                                Foundation (1992-2004); Consultant, New River Canada
                                                Ltd. (mutual fund servicing company) (1998-2003);
                                                President and CEO, Allmerica Trust Company, NA
                                                (1996-1997); President and CEO, Fidelity Investments
                                                Southwest Company (1983-1995); Senior Vice President
                                                of Regional Centers, Fidelity Investments
                                                (1988-1995); American Beacon Mileage Funds
                                                (2004-Present); American Beacon Master Trust
                                                (2004-Present); American Beacon Select Funds
                                                (2004-Present)

Brenda A. Cline (48)       Trustee since 2004   Executive Vice President, Chief Financial Officer,
                                                Treasurer and Secretary, Kimbell Art Foundation
                                                (1993-Present); Trustee, Texas Christian University
                                                (1998- Present); Trustee, W.I. Cook Foundation, Inc.
                                                (d/b/a Cook Children's Health Foundation)
                                                (2001-2006); Director, Christian Church Foundation
                                                (1999-2007); American Beacon Mileage Funds
                                                (2004-Present); American Beacon Master Trust
                                                (2004-Present); American Beacon Select Funds
                                                (2004-Present)

Eugene J. Duffy (54)       Trustee since 2008   Principal and Executive Vice President, Paradigm
                                                Asset Management (1994- Present); Director, Sunrise
                                                Bank of Atlanta (2008-Present); Chairman, Special
                                                Contributions Fund Board of Trustees, National
                                                Association for the Advancement of Colored People
                                                (2007-Present); Trustee, National Association for
                                                the Advancement of Colored People (2000-Present);
                                                Board of Visitors, Emory University (2006-Present);
                                                Trustee, Atlanta Botanical Garden (2006-Present);
                                                Board Member, Willie L. Brown Jr. Institute on
                                                Politics and Public Service (2001- Present); Chair,
                                                National Association of Securities Professionals
                                                (2000-2002); Deputy Chief Administrative Officer,
                                                City of Atlanta (1985-1990); American Beacon Mileage
                                                Funds (2008-Present); American Beacon Master Trust
                                                (2008- Present); American Beacon Select Funds
                                                (2008-Present)

Thomas M. Dunning (65)     Trustee since 2008   Consultant, (2008-Present); Chairman (1998-2008) and
                                                Chief Executive Officer (1998-2007), Lockton Dunning
                                                Benefits (consulting firm in employee benefits);
                                                Director, Oncor Electric Delivery Company LLC
                                                (2007-Present); Immediate Past Chairman and Board
                                                Member (2003-Present), Dallas Citizens Council;
                                                Director, Baylor Health Care System Foundation
                                                (2007-Present); Vice Chair, State Fair of Texas
                                                (1987-Present); Board Member, Southwestern Medical
                                                Foundation (1994- Present); American Beacon Mileage
                                                Funds (2008-Present); American Beacon Master Trust
                                                (2008-Present); American Beacon Select Funds
                                                (2008-Present)

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                           POSITION, TERM OF
                           OFFICE AND LENGTH
                             OF TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH THE TRUST                   AND CURRENT DIRECTORSHIPS
---------------------      ------------------   ----------------------------------------------------
NON-INTERESTED
TRUSTEES (CONT.)

Richard A. Massman (65)   Trustee since 2004    Senior Vice President and General Counsel, Hunt
                          Chairman since 2008   Consolidated, Inc. (holding company engaged in oil
                                                and gas exploration and production, refining, real
                                                estate, farming, ranching and venture capital
                                                activities) (1994-Present). Chairman (2007- Present)
                                                and Director (2005-Present), The Dallas Opera
                                                Foundation; Chairman (2006-Present) and Director
                                                (2005-Present), Temple Emanu-El Foundation; Trustee,
                                                Presbyterian Hospital Foundation (2006-Present);
                                                American Beacon Mileage Funds (2004-Present);
                                                American Beacon Master Trust (2004-Present);
                                                American Beacon Select Funds (2004-Present)

R. Gerald Turner (63)      Trustee since 2001   President, Southern Methodist University
225 Perkins Admin. Bldg.                        (1995-Present); Director, ChemFirst (1986-2002);
Southern Methodist Univ.                        Director, J.C. Penney Company, Inc. (1996-Present);
Dallas, Texas 75275                             Director, California Federal Preferred Capital Corp.
                                                (2001-2003); Director, Kronus Worldwide Inc.
                                                (chemical manufacturing) (2003-Present); Director,
                                                First Broadcasting Investment Partners, LLC
                                                (2003-2007); Member, Salvation Army of Dallas Board
                                                of Directors; Member, Methodist Healthcare Advisory
                                                Board; Co- Chair, Knight Commission on
                                                Intercollegiate Athletics; American Beacon Mileage
                                                Funds (2001-Present); American Beacon Master Trust
                                                (2001-Present); American Beacon Select Funds
                                                (2001-Present)

Paul J. Zucconi,CPA (67)   Trustee since 2008   Director, Affirmative Insurance Holdings, Inc.
                                                (producer of nonstandard automobile insurance)
                                                (2004-present); Director, Titanium Metals
                                                Corporation (producer of titanium melted and mill
                                                products and sponge) (2002- present); Director,
                                                Torchmark Corporation (life and health insurance
                                                products) (2002- present); Director, National Kidney
                                                Foundation serving North Texas (2003- Present);
                                                Director, Dallas Chapter of National Association of
                                                Corporate Directors (2004-Present); Partner, KPMG
                                                (1976-2001); American Beacon Mileage Funds
                                                (2008-Present); American Beacon Master Trust
                                                (2008-Present); American Beacon Select Funds
                                                (2008-Present)

OFFICERS
                                  Term
                                One Year

William F. Quinn (60)        President from     Chairman (2006-Present) and CEO (2006-2007),
                              1987 to 2007      President (1986-2006) and Director (2003-Present),
                           and 2008 to Present  American Beacon Advisors, Inc.; Chairman (1989-2003)
                             Executive Vice     and Director (1979-1989, 2003-Present), American
                             President from     Airlines Federal Credit Union; Director, Crescent
                              2007 to 2008      Real Estate Equities, Inc.(1994-2007); Director,
                              Trustee from      Pritchard, Hubble & Herr, LLC (investment advisor)
                              1987 to 2008      (2001-2006); Director of Investment Committee,
                                                Southern Methodist University Endowment Fund
                                                (1996-Present); Member, Southern Methodist
                                                University Cox School of Business Advisory Board
                                                (1999-2002); Member, New York Stock Exchange Pension
                                                Manager Committee (1997-1998, 2000-2002,
                                                2006-Present); Chairman (2007-Present) and Vice
                                                Chairman (2004-2007), Committee for the Investment
                                                of Employee Benefits; Director, United Way of
                                                Metropolitan Tarrant County (1988-2000,
                                                2004-Present); Trustee, American Beacon Mileage
                                                Funds (1995-2008); Trustee, American Beacon Select
                                                Funds (1999-2008); Trustee, American Beacon Master
                                                Trust (1995-2008).

Rosemary K. Behan (49)      VP, Secretary and   Vice President, Legal and Compliance, American
                               Chief Legal      Beacon Advisors, Inc. (2006- Present); Assistant
                           Officer since 2006   General Counsel, First Command Financial Planning,
                                                Inc. (2004-2006); Enforcement Attorney (2002-2004)
                                                and Branch Chief (2000-2002), Securities and
                                                Exchange Commission.

Brian E. Brett (48)           VP since 2004     Vice President, Director of Sales and Marketing,
                                                American Beacon Advisors, Inc. (2004-Present);
                                                Regional Vice President, Neuberger Berman, LLC
                                                (investment advisor) (1996-2004).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                             OF TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH THE TRUST                   AND CURRENT DIRECTORSHIPS
---------------------      ------------------   ----------------------------------------------------
Wyatt Crumpler (42)           VP since 2007     Vice President, Trust Investments, American Beacon
                                                Advisors, Inc. (2007- Present); Managing Director of
                                                Corporate Accounting (2004-2007), Director of IT
                                                Strategy and Finance (2002-2004), American Airlines,
                                                Inc.

Michael W. Fields (54)        VP since 1989     Vice President, Fixed Income Investments, American
                                                Beacon Advisors, Inc. (1988-Present).

Rebecca L. Harris (42)       Treasurer since    Vice President, Finance, American Beacon Advisors,
                                  1995          Inc. (1995-Present).

Christina E. Sears (37)     Chief Compliance    Chief Compliance Officer, American Beacon Advisors,
                           Officer since 2004   Inc. (2004-Present); Senior Compliance Analyst,
                                and Asst.       American Beacon Advisors, Inc. (1998-2004).
                             Secretary since
                                  1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's sub-advisors.

RESULTS OF SHAREHOLDER MEETING
(UNAUDITED)

     A special meeting of shareholders of each of the portfolios of the American Beacon Funds (the "Beacon Trust"), the American Beacon Select Funds (the "Select Trust"), and the American Beacon Mileage Funds (the "Mileage Trust") was held on August 22, 2008. The shareholders of the Money Market and the U.S. Government Money Market Funds (the "Funds") approved a new investment management agreement between American Beacon Advisors, Inc. and the Funds. This proposal required a majority of shareholders of each Fund to achieve a quorum. The following are the results of the shareholder votes for this proposal:

            FUND                      FOR             AGAINST         ABSTAIN         NON-VOTING
            ----               -----------------   -------------   -------------   ---------------
Money Market Fund              1,476,635,057.525       3,700.000   3,828,338.210   759,108,024.320
U.S. Govt. Money Market Fund      30,926,226.210             -0-             -0-               -0-
Money Market Select fund       4,647,553,318.330             -0-     301,904.000   990,879,183.230
U.S. Govt. Select Fund           376,578,304.880      86,995.210             -0-               -0-
Money Market Mileage Fund         31,003,631.310   6,775,050.300     456,806.870               -0-

     The shareholders of the Beacon Trust, Select Trust, and Mileage Trust (collectively, the "Trusts") also approved the re-election of five of the current Trustees to the Board of the Trusts and the election of three additional Trustees to the Board. This proposal required a majority of the shareholders of the Trusts to vote to achieve a quorum. The following are the results of the election of each Trustee:

                           BEACON TRUST       SELECT TRUST     MILEAGE TRUST
                        -----------------   ----------------   -------------
ALAN D. FELD
Affirmative .........   12,634,553,751.62   5,579,522,662.80   30,648,100.70
Withhold ............      519,818,259.90     435,877,042.85    7,587,387.78

W. HUMPHREY BOGART
Affirmative .........   12,999,746,162.82   6,013,838,886.28   30,717,064.11
Withhold ............      154,625,848.70       1,560,819.37    7,518,424.37

BRENDA A. CLINE
Affirmative .........   13,009,050,779.42   6,015,104,773.65   31,044,304.34
Withhold ............      145,321,232.10         294,932.00    7,191,184.14

RICHARD A. MASSMAN
Affirmative .........   13,004,756,096.42   5,971,204,773.65   30,618,827.22
Withhold ............      149,615,915.10      44,194,932.00    7,616,661.26

R. GERALD TURNER
Affirmative .........   13,004,259,224.92   6,015,104,773.65   30,262,464.39
Withhold ............      150,112,786.60         294,932.00    7,973,024.09

THOMAS M. DUNNING
Affirmative .........   13,003,350,236.48   6,013,838,886.28   30,548,724.44
Withhold ............      151,021,775.04       1,560,819.37    7,686,764.04

EUGENE J. DUFFY
Affirmative .........   12,985,296,316.39   6,013,838,886.28   30,573,632.38
Withhold ............      169,075,695.13       1,560,819.37    7,661,856.10

PAUL J. ZUCCONI
Affirmative .........   12,983,378,136.76   6,013,838,886.28   32,956,909.20
Withhold ............      170,993,874.76       1,560,819.37    5,278,579.28

                                   (GRAPHIC)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   (GRAPHIC)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENT

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request. If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                   (GRAPHIC)                                           (GRAPHIC)

                   BY E-MAIL:                                      ON THE INTERNET:
       american_beacon.funds@ambeacon.com          Visit our website at www.americanbeaconfunds.com

                   (GRAPHIC)                                           (GRAPHIC)

                 BY TELEPHONE:                                         BY MAIL:
              Institutional Class                                American Beacon Funds
              Call (800) 658-5811                           4151 Amon Carter Blvd., MD 2450
                PlanAhead Class                                  Fort Worth, TX 76155
              Call (800) 388-3344

 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES      AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of Investments        A description of the policies and procedures the
provided in each semi-annual and annual report,   Fund uses to determine how to vote proxies
the Fund files a complete schedule of its         relating to portfolio securities is available in
portfolio holdings with the Securities and        the Fund's Statement of Additional Information, is
Exchange Commission ("SEC") on Form N-Q as of     available free of charge on the Fund's website
the first and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by calling
Forms N-Q are available on the SEC's website at   1-800-967-9009 or by accessing the SEC's website
www.sec.gov. The Forms N-Q may also be reviewed   at www.sec.gov. The Fund's proxy voting record for
and copied at the SEC's Public Reference Room,    the most recent year ended June 30 is filed
450 Fifth Street, NW, Washington, DC 20549.       annually with the SEC on Form N-PX. The Fund's
Information regarding the operation of the        Forms N-PX are available on the SEC's website at
SEC's Public Reference Room may be obtained by    www.sec.gov. The Fund's proxy voting record may
calling 1-800-SEC-0330. A complete schedule of    also be obtained by calling 1-800-967-9009.
the Fund's portfolio holdings is also available
on the Funds' website
(www.americanbeaconfunds.com) approximately
thirty days after the end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING        FORESIDE FUND SERVICES
TRUST                   SERVICES                FIRM                     Portland, Maine
Boston, Massachusetts   Kansas City, Missouri   ERNST & YOUNG LLP
                                                Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds, PlanAhead Class, American Beacon Money Market Fund, and American Beacon U.S. Government Money Market Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 12/08
                                                                        00065945

ITEM 2. CODE OF ETHICS.
The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the "Code") nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Mr. Paul J. Zucconi, CPA, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. Paul J. Zucconi is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------

  $280,229         10/31/2007
  $85,006          12/31/2007
  $294,836         10/31/2008
  $88,878          12/31/2008

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------

 $8,750                  10/31/2007
 $6,250*                 12/31/2007 (revised)
 $0                      10/31/2008
 $0			 12/31/2008

* Review of N-1A filings

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------

 $29,199**     10/31/2007
 $11,141       12/31/2007
 $12,698*      10/31/2008
 $6,095        12/31/2008

* For review of 2007 tax returns

**2005 and 2006 tax compliance and tax advice related to International Equity
  Fund reorganization

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------

     $0               10/31/2007
     $0               12/31/2007
     $0               10/31/2008
     $0		      12/31/2008

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------

  $37,949      $0                   N/A                       10/31/2007
  $11,141      $0                   N/A                       12/31/2007
  $12,698      $0                   N/A                       10/31/2008
  $6,095       $0                   N/A                       12/31/2008

(h)   Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1. The shareholder report for the S&P 500 Index Fund, the Small Cap Index Fund and the International Equity Index Fund presented in Item 1 includes a summary schedule of investments for the Master International Index Series and the Master Small Cap Index Series, both of which are series of the Master Quantitative Series LLC. A complete schedule of investments for each of these two series follows.

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
ADVERTISING AGENCIES - 0.3%        DG FastChannel, Inc. (a)                                       6,800   $        84,864
                                   Harte-Hanks, Inc.                                             15,200            94,848
                                   inVentiv Health, Inc. (a)                                     13,700           158,098
                                   Marchex, Inc. Class B                                          9,800            57,134
                                   National CineMedia, Inc.                                      17,370           176,132
                                   R.H. Donnelley Corp. (a)(b)                                   28,000            10,360
                                   Valassis Communications, Inc. (a)                             19,700            26,004
                                   ValueClick, Inc. (a)                                          36,480           249,523
                                                                                                          ---------------
                                                                                                                  856,963
                                                                                                          ---------------
AEROSPACE - 1.1%                   AeroVironment, Inc. (a)                                        4,400           161,964
                                   Argon ST, Inc. (a)                                             5,400           101,844
                                   Ascent Solar Technologies, Inc. (a)                            3,200            12,032
                                   Curtiss-Wright Corp.                                          18,468           616,647
                                   Ducommun, Inc.                                                 4,600            76,820
                                   Heico Corp. (b)                                                9,326           362,129
                                   LMI Aerospace, Inc. (a)                                        3,600            40,932
                                   Ladish Co., Inc. (a)                                           6,000            83,100
                                   Moog, Inc. Class A (a)                                        17,613           644,107
                                   Orbital Sciences Corp. (a)                                    24,635           481,122
                                   Teledyne Technologies, Inc. (a)                               14,634           651,945
                                   TransDigm Group, Inc. (a)                                     13,700           459,909
                                                                                                          ---------------
                                                                                                                3,692,551
                                                                                                          ---------------
AGRICULTURE, FISHING &             AgFeed Industries, Inc. (a)                                   10,100            16,261
RANCHING - 0.1%                    Alico, Inc.                                                    1,500            61,485
                                   The Andersons, Inc.                                            7,700           126,896
                                   Cadiz, Inc. (a)                                                4,900            61,299
                                   Calavo Growers, Inc.                                           4,300            49,450
                                   HQ Sustainable Maritime Industries, Inc. (a)                   2,800            21,924
                                                                                                          ---------------
                                                                                                                  337,315
                                                                                                          ---------------
AIR TRANSPORT - 1.1%               AAR Corp. (a)(c)                                              16,368           301,335
                                   AirTran Holdings, Inc. (a)(b)                                 49,420           219,425
                                   Alaska Air Group, Inc. (a)                                    15,098           441,616
                                   Allegiant Travel Co. (a)                                       5,800           281,706
                                   Atlas Air Worldwide Holdings, Inc. (a)                         5,600           105,840
                                   Bristow Group, Inc. (a)                                       10,185           272,856
                                   Hawaiian Holdings, Inc. (a)                                   18,500           118,030
                                   JetBlue Airways Corp. (a)                                     72,700           516,170
                                   PHI, Inc. (a)                                                  5,600            78,456
                                   Republic Airways Holdings, Inc. (a)                           14,400           153,648
                                   SkyWest, Inc.                                                 24,100           448,260
                                   UAL Corp.                                                     52,800           581,856
                                   US Airways Group, Inc. (a)(b)                                 48,000           371,040
                                                                                                          ---------------
                                                                                                                3,890,238
                                                                                                          ---------------
ALUMINUM - 0.0%                    Kaiser Aluminum Corp.                                          6,200           139,624
                                                                                                          ---------------
AUTO PARTS: AFTER MARKET - 0.1%    ATC Technology Corp. (a)(c)                                    8,743           127,910
                                   Commercial Vehicle Group, Inc. (a)                             8,850             8,231

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Dorman Products, Inc. (a)                                      5,300   $        69,960
                                   Superior Industries International, Inc. (b)                    9,799           103,085
                                                                                                          ---------------
                                                                                                                  309,186
                                                                                                          ---------------
AUTO PARTS:                        American Axle & Manufacturing Holdings, Inc.                  19,000            54,910
ORIGINAL EQUIPMENT - 0.2%          Amerigon Inc. (a)                                              9,200            29,992
                                   ArvinMeritor, Inc.                                            31,500            89,775
                                   Dana Holding Corp. (a)                                        40,900            30,266
                                   Fuel Systems Solutions, Inc. (a)                               5,100           167,076
                                   Hayes Lemmerz International, Inc. (a)                         41,700            18,765
                                   Lear Corp. (a)                                                20,580            29,018
                                   Quantum Fuel Systems Technologies Worldwide,
                                      Inc. (a)                                                   28,600            24,310
                                   Sauer-Danfoss, Inc.                                            4,473            39,139
                                   Stoneridge, Inc. (a)                                           6,000            27,360
                                   Tenneco, Inc. (a)                                             20,500            60,475
                                   Visteon Corp. (a)                                             53,900            18,865
                                   Wonder Auto Technology, Inc. (a)                               6,100            23,912
                                                                                                          ---------------
                                                                                                                  613,863
                                                                                                          ---------------
AUTO, TRUCKS & PARTS - 0.1%        Force Protection, Inc. (a)                                    29,000           173,420
                                   Modine Manufacturing Co.                                      13,294            64,742
                                   Spartan Motors, Inc.                                          13,400            63,382
                                   Wabash National Corp.                                         12,645            56,903
                                                                                                          ---------------
                                                                                                                  358,447
                                                                                                          ---------------
BANKS: NEW YORK CITY - 0.1%        Signature Bank (a)                                            14,800           424,612
                                                                                                          ---------------
BANKS: NON U.S. BANKS - 0.0%       Banco Latinoamericano de Exportaciones, SA 'E'                11,300           162,268
                                                                                                          ---------------
BANKS:                             1st Source Corp.                                               5,684           134,313
OUTSIDE NEW YORK CITY - 7.4%       Abington Bancorp, Inc.                                        10,080            93,240
                                   Amcore Financial, Inc.                                         9,525            34,480
                                   Ameris Bancorp                                                 6,400            75,840
                                   Ames National Corp.                                            3,100            82,274
                                   Arrow Financial Corp.                                          3,800            95,532
                                   BancTrust Financial Group, Inc.                                8,100           119,556
                                   Bancfirst Corp.                                                2,990           158,231
                                   Bank of the Ozarks, Inc.                                       5,300           157,092
                                   BankFinancial Corp.                                            8,100            82,539
                                   Banner Corp.                                                   6,013            56,582
                                   Beneficial Mutual Bancorp, Inc. (a)                           13,500           151,875
                                   Boston Private Financial Holdings, Inc.                       23,233           158,914
                                   Bryn Mawr Bank Corp.                                           3,000            60,300
                                   CVB Financial Corp.                                           27,965           332,783
                                   Camden National Corp.                                          3,200            86,336
                                   Capital City Bank Group, Inc.                                  4,721           128,600
                                   Capitol Bancorp Ltd.                                           5,900            46,020
                                   Cardinal Financial Corp.                                      10,000            56,900
                                   Cascade Bancorp (b)                                            9,225            62,269
                                   Cathay General Bancorp (b)                                    20,744           492,670
                                   Centerstate Banks of Florida, Inc.                             4,200            71,358

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Central Pacific Financial Corp.                               12,248   $       122,970
                                   Chemical Financial Corp.                                       9,848           274,562
                                   Citizens & Northern Corp.                                      4,300            84,925
                                   Citizens Banking Corp.                                        48,787           145,385
                                   City Holding Co.                                               6,893           239,739
                                   CityBank                                                       5,698            29,630
                                   Clifton Savings Bancorp, Inc.                                  3,100            36,766
                                   CoBiz Financial, Inc.                                          8,726            84,991
                                   The Colonial BancGroup, Inc. (b)                              84,500           174,915
                                   Columbia Banking System, Inc.                                  7,441            88,771
                                   Community Bank System, Inc.                                   13,800           336,582
                                   Community Trust Bancorp, Inc.                                  6,223           228,695
                                   Corus Bankshares, Inc. (b)                                    15,504            17,209
                                   East-West Bancorp, Inc.                                       26,700           426,399
                                   Encore Bancshares, Inc. (a)                                    2,800            30,800
                                   Enterprise Financial Services Corp. (b)                        4,200            64,008
                                   Farmers Capital Bank Corp.                                     2,700            65,934
                                   Financial Institutions, Inc.                                   4,500            64,575
                                   First BanCorp, Puerto Rico                                    29,400           327,516
                                   First Bancorp, Inc.                                            3,800            75,582
                                   First Bancorp, North Carolina                                  5,236            96,081
                                   First Busey Corp. (b)                                         10,514           191,775
                                   First Commonwealth Financial Corp.                            35,740           442,461
                                   First Community Bancshares, Inc.                               3,794           132,297
                                   First Financial Bancorp                                       15,487           191,884
                                   First Financial Bankshares, Inc.                               8,753           483,253
                                   First Financial Corp.                                          4,644           190,358
                                   First Merchants Corp.                                          7,546           167,597
                                   First Midwest Bancorp, Inc.                                   20,400           407,388
                                   First South Bancorp, Inc. (b)                                  3,800            47,728
                                   FirstMerit Corp.                                              34,000           700,060
                                   Fox Chase Bancorp, Inc. (a)                                    2,500            27,500
                                   Frontier Financial Corp. (b)                                  19,466            84,872
                                   Glacier Bancorp, Inc.                                         25,564           486,227
                                   Greene County Bancshares, Inc.                                 5,450            73,793
                                   Guaranty Bancorp (a)                                          21,100            42,200
                                   Hancock Holding Co.                                           10,854           493,423
                                   Hanmi Financial Corp.                                         17,004            35,028
                                   Harleysville National Corp.                                   17,636           254,664
                                   Heartland Financial USA, Inc.                                  4,800            98,832
                                   Heritage Commerce Corp.                                        5,100            57,324
                                   Home Bancshares, Inc.                                          5,060           136,367
                                   Independent Bank Corp./MA                                      6,945           181,681
                                   Integra Bank Corp.                                             8,574            11,746
                                   International Bancshares Corp.                                21,310           465,197
                                   Investors Bancorp, Inc. (a)                                   18,200           244,426

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Lakeland Bancorp, Inc.                                         7,605   $        85,632
                                   Lakeland Financial Corp.                                       5,100           121,482
                                   MB Financial, Inc.                                            14,383           402,005
                                   MainSource Financial Group, Inc.                               7,719           119,645
                                   Midwest Banc Holdings, Inc.                                   10,380            14,532
                                   NBT Bancorp, Inc.                                             13,213           369,435
                                   Nara Bancorp, Inc.                                             9,400            92,402
                                   National Penn Bancshares, Inc. (b)                            32,865           476,871
                                   Northfield Bancorp, Inc.                                       7,000            78,750
                                   Old National Bancorp                                          27,895           506,573
                                   Old Second Bancorp, Inc. (b)                                   5,722            66,375
                                   Oriental Financial Group                                      10,618            64,239
                                   PacWest Bancorp                                               10,311           277,366
                                   Pacific Capital Bancorp (b)                                   19,462           328,519
                                   Pacific Continental Corp.                                      4,700            70,359
                                   Park National Corp. (b)                                        4,515           323,951
                                   Peapack-Gladstone Financial Corp.                              3,400            90,576
                                   Pennsylvania Commerce Bancorp, Inc. (a)                        2,600            69,316
                                   Peoples Bancorp, Inc.                                          4,210            80,537
                                   Pinnacle Financial Partners, Inc. (a)                          9,300           277,233
                                   Piper Jaffray Cos. (a)                                         7,900           314,104
                                   Premierwest Bancorp                                            9,300            62,217
                                   PrivateBancorp, Inc.                                           9,096           295,256
                                   Prosperity Bancshares, Inc.                                   16,500           488,235
                                   Provident Bankshares Corp.                                    14,024           135,472
                                   Renasant Corp.                                                 8,698           148,127
                                   Republic Bancorp, Inc. Class A                                 3,454            93,949
                                   S&T Bancorp, Inc.                                             10,063           357,237
                                   SCBT Financial Corp.                                           4,263           147,074
                                   SVB Financial Group (a)                                       12,600           330,498
                                   SY Bancorp, Inc.                                               5,530           152,075
                                   Sandy Spring Bancorp, Inc.                                     6,814           148,750
                                   Santander BanCorp                                              1,203            15,025
                                   Seacoast Banking Corp. of Florida                              6,358            41,963
                                   Shore Bancshares, Inc.                                         4,000            95,960
                                   Sierra Bancorp                                                 3,500            73,500
                                   Simmons First National Corp. Class A                           5,700           167,979
                                   Smithtown Bancorp, Inc.                                        4,100            65,723
                                   The South Financial Group, Inc.                               30,100           130,032
                                   Southside Bancshares, Inc.                                     5,049           118,652
                                   Southwest Bancorp, Inc.                                        6,000            77,760
                                   State Bancorp, Inc.                                            5,900            57,466
                                   StellarOne Corp.                                               9,300           157,170
                                   Sterling Bancshares, Inc.                                     31,114           189,173
                                   Suffolk Bancorp                                                4,000           143,720
                                   Sun Bancorp, Inc. (a)                                          5,728            42,903

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Susquehanna Bancshares, Inc.                                  36,056   $       573,651
                                   Texas Capital Bancshares, Inc. (a)                            11,761           157,127
                                   Tompkins Trustco, Inc.                                         2,440           141,398
                                   Towne Bank                                                     8,600           213,194
                                   Trico Bancshares                                               5,778           144,277
                                   TrustCo Bank Corp. NY                                         31,261           297,292
                                   Trustmark Corp.                                               20,827           449,655
                                   UCBH Holdings, Inc.                                           46,600           320,608
                                   UMB Financial Corp.                                           13,052           641,375
                                   Umpqua Holdings Corp. (b)                                     25,280           365,802
                                   Union Bankshares Corp.                                         5,200           128,960
                                   United Bankshares, Inc.                                       16,000           531,520
                                   United Community Banks, Inc. (b)                              16,856           228,900
                                   United Financial Bancorp, Inc.                                 7,700           116,578
                                   United Security Bancshares (b)                                 2,828            32,748
                                   Univest Corp. of Pennsylvania                                  5,050           162,307
                                   Washington Trust Bancorp, Inc.                                 5,000            98,750
                                   WesBanco, Inc.                                                10,963           298,303
                                   West Bancorp., Inc.                                            7,600            93,100
                                   West Coast Bancorp                                             7,400            48,766
                                   Westamerica Bancorp.                                          12,183           623,160
                                   Western Alliance Bancorp (a)(b)                                8,000            80,720
                                   Wilshire Bancorp, Inc.                                         8,300            75,364
                                   Wintrust Financial Corp.                                      10,000           205,700
                                   Yardkin Valley Financial Corp.                                 5,500            78,375
                                                                                                          ---------------
                                                                                                               25,475,268
                                                                                                          ---------------
BEVERAGE:                          Boston Beer Co., Inc. Class A (a)                              3,500            99,400
                                                                                                          ---------------
BREWERS (WINERIES) - 0.0%

BEVERAGE: SOFT DRINKS - 0.2%       Coca-Cola Bottling Co. Consolidated                            1,687            77,535
                                   Farmer Bros. Co.                                               2,310            57,611
                                   Green Mountain Coffee Roasters, Inc. (a)(b)                    7,300           282,510
                                   National Beverage Corp. (a)                                    3,308            29,772
                                   Peet's Coffee & Tea, Inc. (a)                                  5,900           137,175
                                                                                                          ---------------
                                                                                                                  584,603
                                                                                                          ---------------
BIOTECHNOLOGY RESEARCH &           AMAG Pharmaceuticals, Inc. (a)(c)                              7,160           256,686
PRODUCTION - 3.6%                  Acadia Pharmaceuticals, Inc. (a)                              13,500            12,150
                                   Accelrys, Inc. (a)                                            13,400            58,424
                                   Acorda Therapeutics, Inc. (a)(c)                              15,600           319,956
                                   Albany Molecular Research, Inc. (a)                            9,687            94,351
                                   Alexion Pharmaceuticals, Inc. (a)(c)                          32,160         1,163,870
                                   Allos Therapeutics, Inc. (a)                                  21,900           134,028
                                   Alnylam Pharmaceuticals, Inc. (a)(b)                          15,000           370,950
                                   American Oriental Bioengineering, Inc. (a)                    26,100           177,219
                                   Amicus Therapeutics, Inc. (a)                                  2,300            18,354
                                   Arena Pharmaceuticals, Inc. (a)                               31,400           130,938
                                   Ariad Pharmaceuticals, Inc. (a)                               30,419            25,856

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Arqule, Inc. (a)                                              18,800   $        79,336
                                   Array Biopharma, Inc. (a)                                     19,600            79,380
                                   ArthroCare Corp. (a)(b)                                       11,120            53,042
                                   Biodel, Inc. (a)                                               5,100            24,582
                                   Caliper Life Sciences, Inc. (a)                               23,200            22,504
                                   Celera Corp. (a)                                              33,000           367,290
                                   Cell Genesys, Inc. (a)                                        35,324             7,771
                                   Celldex Therapeutics, Inc. (a)                                 6,200            49,104
                                   Cougar Biotechnology, Inc. (a)                                 6,200           161,200
                                   Cubist Pharmaceuticals, Inc. (a)                              23,667           571,795
                                   Cypress Bioscience, Inc. (a)                                  16,100           110,124
                                   Cytokinetics, Inc. (a)                                        11,900            33,915
                                   Cytori Therapeutics, Inc. (a)                                  8,200            29,602
                                   Discovery Laboratories, Inc. (a)                              41,900            46,928
                                   Dyax Corp. (a)                                                22,900            83,356
                                   Enzon Pharmaceuticals, Inc. (a)(b)                            19,200           111,936
                                   Exelixis, Inc. (a)(b)                                         44,418           222,978
                                   Facet Biotech Corp. (a)                                        9,980            95,708
                                   Genomic Health, Inc. (a)                                       5,900           114,932
                                   Geron Corp. (a)(b)                                            33,129           154,712
                                   Halozyme Therapeutics, Inc. (a)                               25,100           140,560
                                   Human Genome Sciences, Inc. (a)                               58,100           123,172
                                   Idenix Pharmaceuticals, Inc. (a)                              10,300            59,637
                                   Idera Pharmaceuticals, Inc. (a)                                8,500            65,280
                                   Immunomedics, Inc. (a)                                        27,400            46,580
                                   Incyte Corp. (a)                                              32,624           123,645
                                   Integra LifeSciences Holdings Corp. (a)                        7,500           266,775
                                   InterMune, Inc. (a)(b)                                        13,414           141,920
                                   Kendle International, Inc. (a)                                 5,500           141,460
                                   Kensey Nash Corp. (a)                                          3,200            62,112
                                   Lexicon Genetics, Inc. (a)                                    33,100            46,340
                                   Life Sciences Research, Inc. (a)                               3,600            33,840
                                   MannKind Corp. (a)(b)                                         21,150            72,545
                                   Marshall Edwards, Inc. (a)                                     6,400             4,480
                                   Martek Biosciences Corp. (a)                                  13,800           418,278
                                   Maxygen, Inc. (a)                                             10,801            96,345
                                   Medivation, Inc. (a)                                          10,700           155,899
                                   Metabolix, Inc. (a)(b)                                         8,100           103,032
                                   Momenta Pharmaceuticals, Inc. (a)                             10,900           126,440
                                   Myriad Genetics, Inc. (a)                                     18,700         1,239,062
                                   NPS Pharmaceuticals, Inc. (a)                                 20,200           125,442
                                   Nabi Biopharmaceuticals (a)                                   21,454            71,871
                                   Nanosphere, Inc. (a)                                           5,500            26,180
                                   Neurocrine Biosciences, Inc. (a)                              16,700            53,440
                                   OSI Pharmaceuticals, Inc. (a)                                 24,000           937,200
                                   Opko Health, Inc. (a)(b)                                      19,700            31,914

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Orexigen Therapeutics, Inc. (a)                                8,300   $        46,314
                                   Osiris Therapeutics, Inc. (a)(b)                               5,700           109,212
                                   PDL BioPharma, Inc.                                           49,900           308,382
                                   PharmaNet Development Group, Inc. (a)                          8,650             7,872
                                   Progenics Pharmaceuticals, Inc. (a)                           11,300           116,503
                                   Protalix BioTherapeutics, Inc. (a)                             4,560             8,390
                                   RTI Biologics, Inc. (a)                                       22,200            61,272
                                   Repligen Corp. (a)                                            12,800            48,384
                                   Rexahn Pharmaceuticals, Inc. (a)                              12,400            11,036
                                   Rigel Pharmaceuticals, Inc. (a)                               15,570           124,560
                                   Sangamo Biosciences, Inc. (a)(b)                              16,200            56,376
                                   Savient Pharmaceuticals, Inc. (a)                             23,128           133,911
                                   Seattle Genetics, Inc. (a)                                    25,000           223,500
                                   Sequenom, Inc. (a)                                            25,500           505,920
                                   Sucampo Pharmaceuticals, Inc. Class A (a)                      4,200            24,150
                                   Synta Pharmaceuticals Corp. (a)                                6,900            42,228
                                   Targacept, Inc. (a)                                            7,500            26,700
                                   VNUS Medical Technologies, Inc. (a)                            5,600            90,832
                                   ViroPharma, Inc. (a)                                          33,100           430,962
                                   XOMA Ltd. (a)                                                 54,500            33,790
                                   ZymoGenetics, Inc. (a)                                        15,400            46,200
                                                                                                          ---------------
                                                                                                               12,352,920
                                                                                                          ---------------
BUILDING MATERIALS - 0.6%          Ameron International Corp.                                     3,900           245,388
                                   LSI Industries, Inc.                                           7,712            52,981
                                   NCI Building Systems, Inc. (a)                                 8,368           136,398
                                   Quanex Building Products Corp.                                15,310           143,455
                                   Simpson Manufacturing Co., Inc.                               15,332           425,616
                                   Texas Industries, Inc. (b)                                     9,805           338,273
                                   Trex Co., Inc. (a)(b)                                          6,509           107,138
                                   Watsco, Inc.                                                   9,865           378,816
                                   Zoltek Cos., Inc. (a)(b)                                      11,800           106,082
                                                                                                          ---------------
                                                                                                                1,934,147
                                                                                                          ---------------
BUILDING: CEMENT - 0.0%            U.S. Concrete, Inc. (a)                                       16,200            54,432
                                                                                                          ---------------
BUILDING: HEATING &                Aaon, Inc.                                                     5,750           120,060
   PLUMBING - 0.1%                 Interline Brands, Inc. (a)                                    13,400           142,442
                                                                                                          ---------------
                                                                                                                  262,502
                                                                                                          ---------------
BUILDING: MISCELLANEOUS - 0.2%     Builders FirstSource, Inc. (a)(b)                              6,600            10,098
                                   Comfort Systems USA, Inc.                                     16,900           180,154
                                   Drew Industries, Inc. (a)                                      8,100            97,200
                                   Griffon Corp. (a)                                             18,555           173,118
                                   Orion Marine Group, Inc. (a)                                   8,900            85,974
                                                                                                          ---------------
                                                                                                                  546,544
                                                                                                          ---------------
BUILDING:                          Beacon Roofing Supply, Inc. (a)(b)                            18,650           258,862
ROOFING & WALLBOARD - 0.1%         China Architectural Engineering, Inc. (a)                      7,700            18,942
                                                                                                          ---------------
                                                                                                                  277,804
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
CABLE TELEVISION SERVICES - 0.1%   Charter Communications, Inc. Class A (a)                     168,400   $        13,775
                                   Crown Media Holdings, Inc. Class A (a)                         4,498            12,819
                                   Mediacom Communications Corp. Class A (a)                     16,300            70,090
                                   TiVo, Inc. (a)                                                42,994           307,837
                                                                                                          ---------------
                                                                                                                  404,521
                                                                                                          ---------------
CASINOS & GAMBLING - 0.5%          Ameristar Casinos, Inc.                                       10,500            90,720
                                   Bally Technologies, Inc. (a)(c)                               23,000           552,690
                                   Churchill Downs, Inc.                                          3,932           158,931
                                   Dover Downs Gaming & Entertainment, Inc.                       5,805            18,460
                                   Elixir Gaming Technologies, Inc. (a)(b)                       38,000             4,940
                                   Isle of Capri Casinos, Inc. (a)(b)                             6,475            20,720
                                   Monarch Casino & Resort, Inc. (a)                              5,200            60,580
                                   Pinnacle Entertainment, Inc. (a)                              24,794           190,418
                                   Riviera Holdings Corp. (a)                                     4,100            12,300
                                   Shuffle Master, Inc. (a)                                      20,000            99,200
                                   WMS Industries, Inc. (a)                                      18,418           495,444
                                                                                                          ---------------
                                                                                                                1,704,403
                                                                                                          ---------------
CHEMICALS - 1.3%                   Aceto Corp.                                                   10,100           101,101
                                   American Vanguard Corp.                                        7,533            88,136
                                   Arch Chemicals, Inc. (c)                                      10,256           267,374
                                   Balchem Corp.                                                  7,500           186,825
                                   Cabot Microelectronics Corp. (a)                               9,900           258,093
                                   Calgon Carbon Corp. (a)                                       22,801           350,223
                                   Cambrex Corp. (a)                                             12,685            58,605
                                   China BAK Battery, Inc. (a)                                   12,500            20,250
                                   EnerSys (a)                                                   11,700           128,700
                                   Energy Conversion Devices, Inc. (a)(b)                        18,964           478,082
                                   Exide Technologies (a)                                        31,100           164,519
                                   ICO Inc. (a)                                                  11,400            36,024
                                   Innophos Holdings, Inc.                                        4,500            89,145
                                   Innospec, Inc.                                                 9,700            57,133
                                   LSB Industries, Inc. (a)                                       7,600            63,232
                                   Landec Corp. (a)                                               9,300            61,194
                                   Medis Technologies Ltd. (a)(b)                                10,641             4,788
                                   NL Industries, Inc.                                            2,834            37,976
                                   NewMarket Corp.                                                5,600           195,496
                                   OM Group, Inc. (a)                                            12,900           272,319
                                   Penford Corp.                                                  3,800            38,456
                                   PolyOne Corp. (a)                                             38,567           121,486
                                   Polypore International, Inc. (a)                               6,600            49,896
                                   Quaker Chemical Corp.                                          4,700            77,315
                                   Rockwood Holdings, Inc. (a)                                   17,200           185,760
                                   Schulman A, Inc.                                              11,506           195,602
                                   ShengdaTech, Inc. (a)(b)                                      12,300            43,296
                                   Solutia, Inc. (a)                                             37,700           169,650
                                   Stepan Co.                                                     2,655           124,758

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Ultralife Batteries, Inc. (a)                                  5,400   $        72,414
                                   Valence Technology, Inc. (a)(b)                               20,800            37,856
                                   W.R. Grace & Co. (a)                                          29,800           177,906
                                   Westlake Chemical Corp.                                        7,900           128,691
                                   Zep, Inc.                                                      8,880           171,473
                                                                                                          ---------------
                                                                                                                4,513,774
                                                                                                          ---------------
COAL - 0.1%                        International Coal Group, Inc. (a)(b)                         52,500           120,750
                                   James River Coal Co. (a)                                      11,600           177,828
                                   National Coal Corp. (a)(b)                                    12,200            15,494
                                   Westmoreland Coal Co. (a)                                      3,900            43,290
                                                                                                          ---------------
                                                                                                                  357,362
                                                                                                          ---------------
COMMERCIAL INFORMATION             Arbitron, Inc.                                                11,658           154,818
SERVICES - 0.1%                    HSW International, Inc. (a)                                   11,600             4,408
                                   infoGROUP, Inc.                                               12,261            58,117
                                   LECG Corp. (a)                                                10,600            71,126
                                   LoopNet, Inc. (a)                                             12,500            85,250
                                                                                                          ---------------
                                                                                                                  373,719
                                                                                                          ---------------
COMMUNICATIONS & MEDIA - 0.0%      Entravision Communications Corp. Class A (a)                  24,500            38,220
                                   Knology, Inc. (a)                                             11,700            60,372
                                                                                                          ---------------
                                                                                                                   98,592
                                                                                                          ---------------
COMMUNICATIONS                     3Com Corp. (a)                                               166,500           379,620
TECHNOLOGY - 2.5%                  Acme Packet, Inc. (a)                                         11,200            58,912
                                   Adtran, Inc.                                                  23,600           351,168
                                   Anaren, Inc. (a)                                               6,322            75,548
                                   Anixter International, Inc. (a)                               12,472           375,657
                                   Aruba Networks, Inc. (a)                                      21,600            55,080
                                   Atheros Communications, Inc. (a)                              25,000           357,750
                                   Avanex Corp. (a)                                               5,320             5,586
                                   Avocent Corp. (a)                                             18,850           337,603
                                   Bel Fuse, Inc.                                                 4,859           103,011
                                   BigBand Networks, Inc. (a)                                    14,200            78,384
                                   Black Box Corp.                                                7,188           187,751
                                   CPI International, Inc. (a)                                    3,700            32,042
                                   CSG Systems International, Inc. (a)                           14,800           258,556
                                   Cbeyond Communications, Inc. (a)                              10,200           162,996
                                   Cogent Communications Group, Inc. (a)(b)                      19,700           128,641
                                   Cogo Group, Inc. (a)                                          11,200            54,432
                                   Comtech Telecommunications Corp. (a)                          10,225           468,510
                                   Digi International, Inc. (a)                                  10,600            85,966
                                   EMS Technologies, Inc. (a)                                     6,400           165,568
                                   Echelon Corp. (a)                                             12,213            99,536
                                   Entrust, Inc. (a)                                             25,200            39,816
                                   Extreme Networks, Inc. (a)                                    41,100            96,174
                                   Finisar Corp. (a)                                            163,819            62,251
                                   GeoEye, Inc. (a)                                               7,700           148,071
                                   Globecomm Systems Inc. (a)                                     8,300            45,567

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Harmonic, Inc. (a)                                            39,396   $       221,012
                                   Harris Stratex Networks, Inc. Class A (a)                     10,250            52,890
                                   Hughes Communications, Inc. (a)                                3,000            47,820
                                   Infinera Corp. (a)(b)                                         38,300           343,168
                                   InterDigital, Inc. (a)                                        19,100           525,250
                                   Ixia (a)                                                      17,329           100,162
                                   j2 Global Communications, Inc. (a)                            18,300           366,732
                                   Loral Space & Communications Ltd. (a)                          4,400            63,932
                                   NETGEAR, Inc. (a)                                             14,900           170,009
                                   Nextwave Wireless, Inc. (a)                                   19,900             1,791
                                   Novatel Wireless, Inc. (a)                                    13,900            64,496
                                   Oplink Communications, Inc. (a)                                8,602            73,977
                                   SeaChange International, Inc. (a)                             13,200            95,172
                                   Shoretel, Inc. (a)                                            17,900            80,371
                                   Sonus Networks, Inc. (a)                                      84,100           132,878
                                   Standard Microsystems Corp. (a)                                9,310           152,125
                                   Starent Networks Corp. (a)                                    12,300           146,739
                                   Switch and Data Facilities Co., Inc. (a)                       8,900            65,771
                                   Sycamore Networks, Inc. (a)                                   78,900           212,241
                                   Syniverse Holdings, Inc. (a)                                  21,500           256,710
                                   TIBCO Software, Inc. (a)                                      78,400           406,896
                                   Tekelec (a)                                                   27,300           364,182
                                   Terremark Worldwide, Inc. (a)                                 21,830            84,919
                                   UTStarcom, Inc. (a)                                           45,600            84,360
                                   Viasat, Inc. (a)                                              10,501           252,864
                                   Vonage Holdings Corp. (a)(b)                                  24,300            16,038
                                                                                                          ---------------
                                                                                                                8,596,701
                                                                                                          ---------------
COMPUTER SERVICES SOFTWARE &       3PAR, Inc. (a)                                                11,200            85,456
SYSTEMS - 5.1%                     ACI Worldwide, Inc. (a)                                       14,485           230,311
                                   Actuate Corp. (a)                                             25,000            74,000
                                   Acxiom Corp.                                                  25,200           204,372
                                   American Reprographics Co. (a)                                15,000           103,500
                                   American Software Class A                                     11,600            54,520
                                   ArcSight, Inc. (a)                                             1,600            12,816
                                   Ariba, Inc. (a)                                               35,280           254,369
                                   Art Technology Group, Inc. (a)                                53,100           102,483
                                   AsiaInfo Holdings, Inc. (a)                                   14,400           170,496
                                   Blackbaud, Inc.                                               18,426           248,751
                                   Blackboard, Inc. (a)                                          13,000           340,990
                                   Blue Coat Systems, Inc. (a)                                   14,200           119,280
                                   Bottomline Technologies, Inc. (a)                              9,100            64,610
                                   CACI International, Inc. Class A (a)(c)                       12,700           572,643
                                   COMSYS IT Partners, Inc. (a)                                   6,000            13,440
                                   Callidus Software Inc. (a)                                    13,400            40,066
                                   China Fire & Security Group, Inc. (a)                          5,800            39,498
                                   China Information Security Technology, Inc. (a)                9,500            34,200

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Chordiant Software, Inc. (a)                                  12,440   $        33,090
                                   Ciber, Inc. (a)                                               22,102           106,311
                                   ComScore, Inc. (a)                                             7,400            94,350
                                   CommVault Systems, Inc. (a)                                   18,100           242,721
                                   Compellent Technologies, Inc. (a)                              5,800            56,434
                                   Comverge, Inc. (a)                                             9,600            47,040
                                   Concur Technologies, Inc. (a)                                 18,100           594,042
                                   Constant Contact, Inc. (a)(b)                                  8,400           111,300
                                   DealerTrack Holdings, Inc. (a)                                17,300           205,697
                                   Delrek, Inc. (a)                                               4,100            19,024
                                   DemandTec, Inc. (a)                                            8,100            65,367
                                   Digimarc Corp. (a)                                             2,657            26,623
                                   Digital River, Inc. (a)                                       15,600           386,880
                                   DivX, Inc. (a)                                                11,000            57,530
                                   Double-Take Software, Inc. (a)                                 7,500            67,275
                                   EPIQ Systems, Inc. (a)                                        14,617           244,250
                                   Ebix, Inc. (a)                                                 2,600            62,140
                                   Electronics for Imaging, Inc. (a)                             21,939           209,737
                                   Ener1, Inc. (a)(b)                                            15,700           112,255
                                   Epicor Software Corp. (a)                                     24,500           117,600
                                   Gartner, Inc. Class A (a)                                     24,579           438,244
                                   Guidance Software, Inc. (a)                                    3,800            15,504
                                   The Hackett Group, Inc. (a)                                   17,000            49,640
                                   i2 Technologies, Inc. (a)                                      6,500            41,535
                                   iGate Corp. (a)                                                8,000            52,080
                                   Informatica Corp. (a)                                         37,000           508,010
                                   Integral Systems, Inc. (a)                                     7,282            87,748
                                   Interactive Intelligence, Inc. (a)                             5,700            36,537
                                   Internet Brands, Inc. Class A (a)                              9,200            53,544
                                   Internet Capital Group, Inc. (a)                              16,700            91,015
                                   Interwoven, Inc. (a)                                          19,225           242,235
                                   JDA Software Group, Inc. (a)                                  10,608           139,283
                                   Kenexa Corp. (a)                                               9,800            78,204
                                   Keynote Systems, Inc. (a)                                      5,700            43,947
                                   Lawson Software, Inc. (a)                                     51,100           242,214
                                   Limelight Networks, Inc. (a)                                   9,200            22,540
                                   MSC.Software Corp. (a)                                        18,600           124,248
                                   Macrovision Solutions Corp. (a)                               34,708           439,056
                                   Magma Design Automation, Inc. (a)                             19,200            19,584
                                   Manhattan Associates, Inc. (a)                                10,539           166,622
                                   Mantech International Corp. Class A (a)                        8,600           466,034
                                   Mentor Graphics Corp. (a)                                     37,500           193,875
                                   Mercadolibre, Inc. (a)(b)                                     10,800           177,228
                                   Mercury Computer Systems, Inc. (a)                             9,356            59,036
                                   MicroStrategy, Inc. Class A (a)                                3,800           141,094
                                   Micros Systems, Inc. (a)                                      33,996           554,815

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Moduslink Global Solutions, Inc. (a)                          20,280   $        58,609
                                   Monotype Imaging Holdings, Inc. (a)                            6,200            35,960
                                   Ness Technologies, Inc. (a)                                   16,200            69,336
                                   NetScout Systems, Inc. (a)                                    12,200           105,164
                                   NetSuite, Inc. (a)                                             2,500            21,100
                                   Netezza Corp. (a)                                             16,300           108,232
                                   Omniture, Inc. (a)                                            26,202           278,789
                                   OpenTV Corp. (a)                                              41,200            50,676
                                   Opnet Technologies, Inc. (a)                                   5,400            53,244
                                   PC-Tel, Inc.                                                   8,600            56,502
                                   PROS Holdings, Inc. (a)                                        5,300            30,475
                                   Parametric Technology Corp. (a)                               48,360           611,754
                                   Pegasystems, Inc.                                              5,200            64,272
                                   Progress Software Corp. (a)                                   17,108           329,500
                                   QAD, Inc.                                                      3,400            14,246
                                   Quest Software, Inc. (a)                                      30,500           383,995
                                   Rackspace Hosting, Inc. (a)                                    5,700            30,666
                                   RealNetworks, Inc. (a)                                        37,400           132,022
                                   RightNow Technologies, Inc. (a)                               11,500            88,895
                                   SAVVIS, Inc. (a)                                              15,480           106,657
                                   SPSS, Inc. (a)                                                 7,589           204,599
                                   SRA International, Inc. Class A (a)                           17,600           303,600
                                   SYKES Enterprises, Inc. (a)                                   13,961           266,934
                                   SYNNEX Corp. (a)                                               7,200            81,576
                                   Sapient Corp. (a)                                             36,292           161,136
                                   Sigma Designs, Inc. (a)(b)                                    11,400           108,300
                                   Smith Micro Software, Inc. (a)                                12,600            70,056
                                   Solera Holdings, Inc. (a)                                     21,700           522,970
                                   SonicWALL, Inc. (a)                                           23,741            94,489
                                   Sourcefire, Inc. (a)                                           8,700            48,720
                                   Stanley, Inc. (a)                                              3,600           130,392
                                   SuccessFactors, Inc. (a)                                       9,400            53,956
                                   SupportSoft, Inc. (a)                                         19,000            42,370
                                   Sybase, Inc. (a)                                              33,300           824,841
                                   Synchronoss Technologies, Inc. (a)                             9,100            97,006
                                   Syntel, Inc.                                                   5,283           122,143
                                   Taleo Corp. Class A (a)                                       11,000            86,130
                                   TechTarget, Inc. (a)                                           5,700            24,624
                                   TeleCommunication Systems, Inc. Class A (a)                   14,400           123,696
                                   Tyler Technologies, Inc. (a)                                  16,200           194,076
                                   Ultimate Software Group, Inc. (a)                             10,400           151,840
                                   Unica Corp. (a)                                                4,600            25,208
                                   VASCO Data Security International, Inc. (a)                   11,100           114,663
                                   VeriFone Holdings, Inc. (a)                                   28,900           141,610
                                   Vignette Corp. (a)                                            10,580            99,558
                                   Virtusa Corp. (a)                                              3,600            20,304

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Web.Com Group, Inc. (a)                                       11,400   $        41,724
                                   Websense, Inc. (a)                                            19,102           285,957
                                   Wind River Systems, Inc. (a)                                  29,300           264,579
                                   Zoran Corp. (a)                                               21,408           146,217
                                                                                                          ---------------
                                                                                                               17,592,707
                                                                                                          ---------------
COMPUTER TECHNOLOGY - 0.9%         Adaptec, Inc. (a)                                             49,900           164,670
                                   Advanced Analogic Technologies, Inc. (a)                      18,900            57,078
                                   Cray, Inc. (a)                                                15,300            31,824
                                   Data Domain, Inc. (a)(b)                                      14,000           263,200
                                   Emulex Corp. (a)                                              34,300           239,414
                                   FalconStor Software, Inc. (a)                                 15,809            43,949
                                   Hutchinson Technology, Inc. (a)                               10,717            37,295
                                   Imation Corp.                                                 11,700           158,769
                                   Immersion Corp. (a)                                           13,200            77,748
                                   Intermec, Inc. (a)                                            25,409           337,432
                                   Isilon Systems, Inc. (a)                                      11,400            37,506
                                   NCI, Inc. Class A (a)                                          2,800            84,364
                                   Palm, Inc. (a)(b)                                             45,688           140,262
                                   Perot Systems Corp. Class A (a)                               35,700           488,019
                                   Phoenix Technologies Ltd. (a)                                 11,400            39,900
                                   Quantum Corp. (a)                                             84,800            30,528
                                   Rackable Systems, Inc. (a)(b)                                 13,100            51,614
                                   Radiant Systems, Inc. (a)                                     11,400            38,418
                                   Radisys Corp. (a)                                              9,742            53,873
                                   Rimage Corp. (a)                                               4,600            61,686
                                   Riverbed Technology, Inc. (a)                                 23,700           269,943
                                   STEC, Inc. (a)                                                13,200            56,232
                                   Safeguard Scientifics, Inc. (a)                               45,100            31,119
                                   Stratasys, Inc. (a)                                            8,900            95,675
                                   Synaptics, Inc. (a)(b)                                        14,400           238,464
                                   Trident Microsystems, Inc. (a)                                26,900            50,841
                                                                                                          ---------------
                                                                                                                3,179,823
                                                                                                          ---------------
CONSTRUCTION - 0.6%                Brookfield Homes Corp.                                         3,851            16,636
                                   EMCOR Group, Inc. (a)                                         28,472           638,627
                                   Granite Construction, Inc.                                    13,871           609,353
                                   Great Lakes Dredge & Dock Corp.                               16,400            68,060
                                   Perini Corp. (a)                                              21,100           493,318
                                   Sterling Construction Co., Inc. (a)                            5,000            92,700
                                                                                                          ---------------
                                                                                                                1,918,694
                                                                                                          ---------------
CONSUMER ELECTRONICS - 0.5%        DTS, Inc. (a)                                                  7,600           139,460
                                   EarthLink, Inc. (a)                                           46,000           310,960
                                   InfoSpace, Inc.                                               14,200           107,210
                                   Internap Network Services Corp. (a)                           20,790            51,975
                                   Midway Games, Inc. (a)(b)                                      7,774             1,477
                                   NIC, Inc.                                                     16,500            75,900
                                   NetFlix, Inc. (a)(b)                                          17,000           508,130

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   ParkerVision, Inc. (a)(b)                                      9,500   $        23,465
                                   Protection One, Inc. (a)                                       1,200             5,736
                                   THQ, Inc. (a)                                                 27,937           117,056
                                   Take-Two Interactive Software, Inc. (a)                       32,100           242,676
                                   United Online, Inc.                                           32,128           195,017
                                   Universal Electronics, Inc. (a)                                6,086            98,715
                                                                                                          ---------------
                                                                                                                1,877,777
                                                                                                          ---------------
CONSUMER PRODUCTS - 0.5%           American Greetings Corp. Class A                              19,800           149,886
                                   Blyth, Inc.                                                   10,100            79,184
                                   CSS Industries, Inc.                                           3,191            56,608
                                   Citi Trends, Inc. (a)                                          6,100            89,792
                                   Mannatech, Inc. (b)                                            7,600            18,620
                                   Matthews International Corp. Class A                          12,873           472,182
                                   Nautilus, Inc. (a)                                             9,363            20,692
                                   RC2 Corp. (a)                                                  7,513            80,164
                                   Smith & Wesson Holding Corp. (a)                              17,000            38,590
                                   Tupperware Corp.                                              25,974           589,610
                                   USANA Health Sciences, Inc. (a)(b)                             3,000           102,720
                                                                                                          ---------------
                                                                                                                1,698,048
                                                                                                          ---------------
CONTAINERS & PACKAGING:            Bway Holding Co. (a)                                           3,500            27,860
METALS & GLASS - 0.2%              Mobile Mini, Inc. (a)                                         14,342           206,812
                                   Silgan Holdings, Inc.                                         10,400           497,224
                                                                                                          ---------------
                                                                                                                  731,896
                                                                                                          ---------------
CONTAINERS & PACKAGING:            AEP Industries, Inc. (a)                                       2,500            43,950
PAPER & PLASTIC - 0.1%             Graphic Packaging Holding Co. (a)                             59,600            67,944
                                   Myers Industries, Inc.                                        11,652            93,216
                                                                                                          ---------------
                                                                                                                  205,110
                                                                                                          ---------------
COSMETICS - 0.2%                   Elizabeth Arden, Inc. (a)                                     10,293           129,795
                                   Helen of Troy Ltd. (a)                                        12,500           217,000
                                   Inter Parfums, Inc.                                            5,850            44,928
                                   Nu Skin Enterprises, Inc. Class A                             20,426           213,043
                                   Ulta Salon Cosmetics & Fragrance, Inc. (a)                     8,400            69,552
                                                                                                          ---------------
                                                                                                                  674,318
                                                                                                          ---------------
DIVERSIFIED FINANCIAL              BGC Partners, Inc.                                            12,023            33,183
SERVICES - 0.7%                    Broadpoint Securities Group, Inc. (a)                          9,100            27,027
                                   Cardtronics, Inc. (a)                                          3,800             4,902
                                   China Direct, Inc. (a)                                         2,600             3,770
                                   Doral Financial Corp. (a)                                      2,200            16,500
                                   Duff & Phelps Corp. (a)                                        4,600            87,952
                                   Euronet Worldwide, Inc. (a)                                   19,950           231,620
                                   Evercore Partners, Inc. Class A                                4,400            54,956
                                   F.N.B. Corp.                                                  36,097           476,480
                                   FCStone Group, Inc. (a)                                       10,300            45,629
                                   Greenhill & Co., Inc. (b)                                      7,300           509,321
                                   Huron Consulting Group, Inc. (a)                               8,700           498,249
                                   Interactive Brokers Group, Inc. Class A (a)                   17,100           305,919

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Oritani Financial Corp. (a)                                    4,900   $        82,565
                                                                                                          ---------------
                                                                                                                2,378,073
                                                                                                          ---------------
DIVERSIFIED MATERIALS &            Acuity Brands, Inc. (c)                                       17,060           595,565
PROCESSING - 1.0%                  Barnes Group, Inc.                                            19,714           285,853
                                   Brady Corp.                                                   20,994           502,806
                                   Clarcor, Inc.                                                 20,810           690,476
                                   Hexcel Corp. (a)                                              39,662           293,102
                                   Koppers Holdings, Inc.                                         8,600           185,932
                                   Olin Corp.                                                    31,314           566,157
                                   Tredegar Corp.                                                 9,945           180,800
                                                                                                          ---------------
                                                                                                                3,300,691
                                                                                                          ---------------
DRUG & GROCERY STORE               Arden Group, Inc. Class A                                        432            54,432
CHAINS - 0.7%                      Casey's General Stores, Inc.                                  21,407           487,437
                                   The Great Atlantic & Pacific Tea Co., Inc. (a)                15,127            94,846
                                   Ingles Markets, Inc. Class A                                   5,164            90,835
                                   Nash Finch Co.                                                 5,377           241,374
                                   Ruddick Corp.                                                 17,369           480,253
                                   Spartan Stores, Inc.                                           9,300           216,225
                                   Susser Holdings Corp. (a)                                      3,200            42,528
                                   Village Super Market, Inc. Class A                             1,100            63,129
                                   Weis Markets, Inc.                                             4,600           154,698
                                   Winn-Dixie Stores, Inc. (a)                                   22,300           359,030
                                                                                                          ---------------
                                                                                                                2,284,787
                                                                                                          ---------------
DRUGS & PHARMACEUTICALS - 2.7%     Acura Pharmaceuticals, Inc. (a)                                3,400            24,956
                                   Adolor Corp. (a)                                              19,900            33,034
                                   Affymax, Inc. (a)                                              4,300            42,957
                                   Akorn, Inc. (a)                                               23,300            53,590
                                   Alexza Pharmaceuticals, Inc. (a)                               9,700            30,749
                                   Alkermes, Inc. (a)                                            40,200           428,130
                                   Ardea Biosciences, Inc. (a)                                    4,500            53,865
                                   Auxilium Pharmaceuticals, Inc. (a)(b)                         17,300           492,012
                                   BMP Sunstone Corp. (a)(b)                                      9,600            53,472
                                   BioForm Medical, Inc. (a)                                      9,000             8,190
                                   CV Therapeutics, Inc. (a)                                     25,700           236,697
                                   Cadence Pharmaceuticals, Inc. (a)                              8,400            60,732
                                   Caraco Pharmaceutical Laboratories Ltd. (a)                    3,700            21,904
                                   Chattem, Inc. (a)(b)                                           7,200           515,016
                                   China Sky One Medical, Inc. (a)(b)                             3,200            51,168
                                   Columbia Laboratories, Inc. (a)                               19,300            24,511
                                   Dendreon Corp. (a)(b)                                         39,500           180,910
                                   Depomed, Inc. (a)                                             20,200            33,330
                                   Durect Corp. (a)                                              31,300           106,107
                                   Emergent Biosolutions, Inc. (a)                                5,800           151,438
                                   Enzo Biochem, Inc. (a)                                        13,295            65,013
                                   GTx, Inc. (a)(b)                                               7,700           129,668

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   ImmunoGen, Inc. (a)                                           18,800   $        80,652
                                   Indevus Pharmaceuticals, Inc. (a)                             28,900            90,746
                                   Inspire Pharmaceuticals, Inc. (a)                             17,300            62,280
                                   Isis Pharmaceuticals, Inc. (a)(b)                             37,889           537,266
                                   Javelin Pharmaceuticals, Inc. (a)                             20,200            25,250
                                   Jazz Pharmaceuticals, Inc. (a)(b)                              3,100             5,983
                                   K-V Pharmaceutical Co. Class A (a)                            13,100            37,728
                                   Ligand Pharmaceuticals, Inc. Class B (a)                      42,800           117,272
                                   MAP Pharmaceuticals, Inc. (a)                                  2,200            15,356
                                   Medarex, Inc. (a)                                             53,800           300,204
                                   Medicines Co. (a)                                             21,727           320,039
                                   Medicis Pharmaceutical Corp. Class A                          23,800           330,820
                                   MiddleBrook Pharmaceuticals, Inc. (a)(b)                      14,700            22,050
                                   Molecular Insight Pharmaceuticals, Inc. (a)                    7,700            33,110
                                   Nektar Therapeutics (a)                                       39,300           218,508
                                   Novavax, Inc. (a)                                             21,400            40,446
                                   Noven Pharmaceuticals, Inc. (a)                               10,531           115,841
                                   Obagi Medical Products, Inc. (a)                               7,300            54,458
                                   Onyx Pharmaceuticals, Inc. (a)                                23,320           796,611
                                   Optimer Pharmaceuticals, Inc. (a)(b)                          11,000           133,210
                                   Pain Therapeutics, Inc. (a)                                   14,600            86,432
                                   Par Pharmaceutical Cos., Inc. (a)                             14,600           195,786
                                   Pharmasset, Inc. (a)                                           7,100            93,081
                                   Pozen, Inc. (a)                                               11,100            55,944
                                   Questcor Pharmaceuticals, Inc. (a)                            22,100           205,751
                                   Quidel Corp. (a)                                              12,000           156,840
                                   Regeneron Pharmaceuticals, Inc. (a)                           25,619           470,365
                                   Salix Pharmaceuticals Ltd. (a)                                20,300           179,249
                                   Theravance, Inc. (a)                                          21,800           270,102
                                   United Therapeutics Corp. (a)                                  9,446           590,847
                                   Valeant Pharmaceuticals International (a)(b)                  26,700           611,430
                                   Vivus, Inc. (a)                                               29,400           156,408
                                   Xenoport, Inc. (a)                                            10,600           265,848
                                                                                                          ---------------
                                                                                                                9,473,362
                                                                                                          ---------------
EDUCATION SERVICES - 0.5%          American Public Education, Inc. (a)                            4,700           174,793
                                   Capella Education Co. (a)                                      6,000           352,560
                                   Corinthian Colleges, Inc. (a)                                 35,800           586,046
                                   Grand Canyon Education, Inc. (a)                               3,400            63,852
                                   K12, Inc. (a)                                                  2,300            43,125
                                   Learning Tree International, Inc. (a)                          3,700            31,524
                                   Lincoln Educational Services Corp. (a)                           900            11,925
                                   The Princeton Review, Inc. (a)                                 5,500            27,115
                                   Renaissance Learning, Inc.                                     3,049            27,411
                                   Thinkorswim Group, Inc. (a)                                   21,540           121,055
                                   Universal Technical Institute, Inc. (a)                        9,100           156,247
                                                                                                          ---------------
                                                                                                                1,595,653
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
ELECTRICAL & ELECTRONICS - 0.4%    Benchmark Electronics, Inc. (a)                               27,629   $       352,822
                                   Coleman Cable, Inc. (a)                                        3,800            17,214
                                   OSI Systems, Inc. (a)                                          6,500            90,025
                                   Plexus Corp. (a)                                              16,998           288,116
                                   Power Integrations, Inc.                                      12,900           256,452
                                   TTM Technologies, Inc. (a)                                    18,100            94,301
                                   Universal Display Corp. (a)                                   12,307           116,301
                                                                                                          ---------------
                                                                                                                1,215,231
                                                                                                          ---------------
ELECTRICAL EQUIPMENT &             A.O. Smith Corp.                                               8,281           244,455
COMPONENTS - 0.9%                  AZZ Inc. (a)(c)                                                5,200           130,520
                                   American Superconductor Corp. (a)(b)                          17,700           288,687
                                   Axsys Technologies, Inc. (a)                                   3,700           202,982
                                   Baldor Electric Co.                                           19,001           339,168
                                   Beacon Power Corp. (a)(b)                                     36,500            19,345
                                   CTS Corp.                                                     13,868            76,413
                                   Cohu, Inc.                                                     9,518           115,644
                                   Franklin Electric Co., Inc.                                    9,460           265,921
                                   Fushi Copperweld, Inc. (a)                                     6,000            31,620
                                   GrafTech International Ltd. (a)                               50,144           417,198
                                   Littelfuse, Inc. (a)                                           8,960           148,736
                                   MKS Instruments, Inc. (a)                                     20,600           304,674
                                   Orion Energy Systems, Inc. (a)                                 2,600            14,066
                                   Powell Industries, Inc. (a)                                    3,231            93,764
                                   Power-One, Inc. (a)                                           35,400            42,126
                                   Sonic Solutions, Inc. (a)                                      9,200            16,192
                                   Taser International, Inc. (a)                                 26,600           140,448
                                   Technitrol, Inc.                                              16,861            58,676
                                   Triumph Group, Inc.                                            6,779           287,836
                                                                                                          ---------------
                                                                                                                3,238,471
                                                                                                          ---------------
ELECTRICAL:                        National Presto Industries, Inc.                               1,950           150,150
HOUSEHOLD APPLIANCE - 0.1%         Rex Stores Corp. (a)                                           4,400            35,508
                                                                                                          ---------------
                                                                                                                  185,658
                                                                                                          ---------------
ELECTRONICS - 0.4%                 Agilysys, Inc.                                                 9,863            42,312
                                   Avid Technology, Inc. (a)                                     12,700           138,557
                                   Daktronics, Inc.                                              13,498           126,341
                                   II-VI, Inc. (a)                                               10,072           192,274
                                   Kopin Corp. (a)                                               28,400            57,936
                                   MRV Communications, Inc. (a)                                  60,666            46,713
                                   Methode Electronics, Inc.                                     15,680           105,683
                                   Multi-Fineline Electronix, Inc. (a)                            3,600            42,084
                                   Newport Corp. (a)                                             14,835           100,581
                                   Park Electrochemical Corp.                                     8,449           160,193
                                   Sanmina-SCI Corp. (a)                                        219,200           103,024
                                   Semtech Corp. (a)                                             26,100           294,147
                                   Supertex, Inc. (a)                                             4,767           114,456
                                                                                                          ---------------
                                                                                                                1,524,301
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
ELECTRONICS: INSTRUMENTS, GAUGES   Faro Technologies, Inc. (a)                                    7,100   $       119,706
& METERS - 0.1%                    Measurement Specialties, Inc. (a)                              6,000            41,700
                                   OYO Geospace Corp. (a)                                         1,700            29,699
                                   Zygo Corp. (a)                                                 6,300            43,533
                                                                                                          ---------------
                                                                                                                  234,638
                                                                                                          ---------------
ELECTRONICS:                       Accuray, Inc. (a)                                             14,900            76,884
MEDICAL SYSTEMS - 1.1%             Affymetrix, Inc. (a)                                          29,500            88,205
                                   Analogic Corp.                                                 5,572           152,004
                                   Bruker BioSciences Corp. (a)                                  20,887            84,383
                                   Cynosure, Inc. Class A (a)                                     4,300            39,259
                                   Datascope Corp.                                                5,470           285,753
                                   eResearch Technology, Inc. (a)                                18,450           122,324
                                   Greatbatch, Inc. (a)                                           9,700           256,662
                                   Haemonetics Corp. (a)                                         10,772           608,618
                                   Luminex Corp. (a)                                             16,751           357,801
                                   Masimo Corp. (a)                                              19,300           575,719
                                   Natus Medical, Inc. (a)                                       11,600           150,220
                                   NxStage Medical, Inc. (a)                                      9,700            25,899
                                   Quality Systems, Inc. (b)                                      7,400           322,788
                                   Sirona Dental Systems, Inc. (a)                                7,000            73,500
                                   Somanetics Corp. (a)                                           5,200            85,852
                                   Tomotherapy, Inc. (a)                                         17,700            42,126
                                   Varian, Inc. (a)                                              11,935           399,942
                                   Zoll Medical Corp. (a)                                         8,922           168,537
                                                                                                          ---------------
                                                                                                                3,916,476
                                                                                                          ---------------
ELECTRONICS: OTHER - 0.0%          ICx Technologies, Inc. (a)                                     5,700            45,087
ELECTRONICS: SEMI-                 Actel Corp. (a)                                               10,816           126,764
CONDUCTORS/COMPONENTS - 1.4%       Advanced Battery Technologies, Inc. (a)                       17,400            46,284
                                   Amkor Technology, Inc. (a)                                    45,000            98,100
                                   Anadigics, Inc. (a)                                           27,100            40,108
                                   Applied Micro Circuits Corp. (a)                              27,800           109,254
                                   AuthenTec, Inc. (a)                                           11,800            19,706
                                   Bookham, Inc. (a)                                             41,500            18,675
                                   Cavium Networks, Inc. (a)(b)                                  12,800           134,528
                                   Ceva, Inc. (a)                                                 8,300            58,100
                                   Cirrus Logic, Inc. (a)                                        27,500            73,700
                                   DSP Group, Inc. (a)                                           10,083            80,866
                                   Diodes, Inc. (a)                                              12,512            75,823
                                   Entropic Communications, Inc. (a)                                700               350
                                   Exar Corp. (a)                                                15,427           102,898
                                   Formfactor, Inc. (a)                                          20,200           294,920
                                   Hittite Microwave Corp. (a)                                    8,300           244,518
                                   IPG Photonics Corp. (a)                                        7,900           104,122
                                   IXYS Corp.                                                     9,993            82,542
                                   Lattice Semiconductor Corp. (a)                               49,200            74,292
                                   MIPS Technologies, Inc. (a)                                   18,200            20,202

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Micrel, Inc.                                                  20,500   $       149,855
                                   Microsemi Corp. (a)                                           33,190           419,522
                                   Microtune, Inc. (a)                                           21,100            43,044
                                   Monolithic Power Systems, Inc. (a)                            11,100           139,971
                                   NVE Corp. (a)                                                  2,000            52,260
                                   Netlogic Microsystems, Inc. (a)                                7,300           160,673
                                   Omnivision Technologies, Inc. (a)                             21,500           112,875
                                   PLX Technology, Inc. (a)                                      11,600            19,952
                                   PMC-Sierra, Inc. (a)                                          91,600           445,176
                                   Pericom Semiconductor Corp. (a)                                9,093            49,830
                                   RF Micro Devices, Inc. (a)                                   110,384            86,100
                                   Rubicon Technology, Inc. (a)                                   5,500            23,430
                                   SiRF Technology Holdings, Inc. (a)                            25,100            32,128
                                   Silicon Image, Inc. (a)                                       31,176           130,939
                                   Silicon Storage Technology, Inc. (a)                          34,458            78,909
                                   Skyworks Solutions, Inc. (a)                                  68,633           380,227
                                   Spansion LLC Class A (a)                                      52,600             9,957
                                   Techwell, Inc. (a)                                             6,300            40,950
                                   Tessera Technologies, Inc. (a)                                20,000           237,600
                                   Transmeta Corp. (a)                                            5,200            94,640
                                   TriQuint Semiconductor, Inc. (a)                              59,436           204,460
                                   Volterra Semiconductor Corp. (a)                              10,800            77,220
                                                                                                          ---------------
                                                                                                                4,795,470
                                                                                                          ---------------
ELECTRONICS: TECHNOLOGY - 0.5%     3D Systems Corp. (a)                                           7,400            58,756
                                   American Science & Engineering, Inc.                           3,800           281,048
                                   Checkpoint Systems, Inc. (a)                                  16,423           161,602
                                   China Security & Surveillance Technology, Inc.
                                      (a)(b)                                                     11,100            49,173
                                   Cogent, Inc. (a)                                              17,400           236,118
                                   Coherent, Inc. (a)                                             9,800           210,308
                                   Cubic Corp.                                                    6,452           175,494
                                   Gerber Scientific, Inc. (a)                                    9,800            50,078
                                   Herley Industries, Inc. (a)                                    5,600            68,768
                                   ION Geophysical Corp. (a)                                     37,946           130,155
                                   Kemet Corp. (a)                                               34,600             9,342
                                   LaBarge, Inc. (a)                                              5,000            71,750
                                   Maxwell Technologies, Inc. (a)                                 7,500            38,025
                                   ScanSource, Inc. (a)                                          10,900           210,043
                                   Smart Modular Technologies WWH, Inc. (a)                      18,200            28,028
                                   Super Micro Computer, Inc. (a)                                 9,100            57,603
                                                                                                          ---------------
                                                                                                                1,836,291
                                                                                                          ---------------
ENERGY EQUIPMENT - 0.0%            Capstone Turbine Corp. (a)                                    62,600            52,584
                                   GT Solar International, Inc. (a)                              10,900            31,501
                                   Plug Power, Inc. (a)                                          33,000            33,660
                                   PowerSecure International, Inc. (a)                            7,000            23,030
                                                                                                          ---------------
                                                                                                                  140,775
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
ENERGY MISCELLANEOUS - 0.7%        Akeena Solar, Inc. (a)(b)                                      8,600   $        14,792
                                   Alon USA Energy, Inc. (b)                                      4,500            41,175
                                   Approach Resources, Inc. (a)                                   3,500            25,585
                                   Aventine Renewable Energy Holdings, Inc. (a)                  12,140             7,891
                                   CVR Energy, Inc. (a)                                           9,500            38,000
                                   Clean Energy Fuels Corp. (a)(b)                               10,700            64,628
                                   Concho Resources, Inc. (a)                                    22,700           518,014
                                   Crosstex Energy, Inc. (b)                                     16,600            64,740
                                   Dawson Geophysical Co. (a)                                     3,400            60,554
                                   EnerNOC, Inc. (a)                                              4,400            32,736
                                   Evergreen Energy, Inc. (a)(b)                                 36,900            10,701
                                   Evergreen Solar, Inc. (a)(b)                                  60,500           192,995
                                   FuelCell Energy, Inc. (a)(b)                                  29,426           114,173
                                   GeoMet, Inc. (a)                                               6,300            10,836
                                   GreenHunter Energy, Inc. (a)(b)                                1,800             8,856
                                   Matrix Service Co. (a)                                        10,700            82,069
                                   Ormat Technologies, Inc.                                       7,400           235,838
                                   Pacific Ethanol, Inc. (a)                                     17,300             7,612
                                   Penn Virginia Corp.                                           17,416           452,468
                                   Rentech, Inc. (a)(b)                                          68,400            46,512
                                   Teekay Tankers Ltd. Class A                                    5,900            74,930
                                   US Geothermal, Inc. (a)                                       25,500            21,165
                                   USEC, Inc. (a)(b)                                             45,959           206,356
                                                                                                          ---------------
                                                                                                                2,332,626
                                                                                                          ---------------
ENGINEERING & CONTRACTING          Clean Harbors, Inc. (a)                                        8,300           526,552
SERVICES - 0.4%                    Dycom Industries, Inc. (a)                                    16,902           138,934
                                   ENGlobal Corp. (a)                                            11,200            36,400
                                   Furmamite Corp. (a)                                           15,000            80,850
                                   Hill International, Inc. (a)                                   9,700            68,288
                                   Integrated Electrical Services, Inc. (a)                       3,200            28,032
                                   Layne Christensen Co. (a)                                      8,100           194,481
                                   Michael Baker Corp. (a)                                        3,100           114,421
                                   VSE Corp.                                                      1,700            66,691
                                                                                                          ---------------
                                                                                                                1,254,649
                                                                                                          ---------------
ENTERTAINMENT - 0.2%               Cinemark Holdings, Inc.                                       12,200            90,646
                                   Dover Motorsports, Inc.                                        8,800            11,440
                                   Gaylord Entertainment Co. (a)(b)                              16,855           182,708
                                   Live Nation, Inc. (a)                                         31,300           179,662
                                   Speedway Motorsports, Inc.                                     5,255            84,658
                                                                                                          ---------------
                                                                                                                  549,114
                                                                                                          ---------------
FINANCE COMPANIES - 0.1%           Credit Acceptance Corp. (a)                                    2,169            29,715
                                   MVC Capital, Inc.                                             10,000           109,700
                                   NewStar Financial, Inc. (a)                                    8,500            33,915
                                   Riskmetrics Group, Inc. (a)                                    8,900           132,521
                                   World Acceptance Corp. (a)                                     7,000           138,320
                                                                                                          ---------------
                                                                                                                  444,171
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
FINANCE: SMALL LOAN - 0.1%         Advance America, Cash Advance Centers, Inc.                   18,300   $       34,587
                                   Dollar Financial Corp. (a)                                    10,400          107,120
                                   Encore Capital Group, Inc. (a)                                 5,700           41,040
                                   The First Marblehead Corp. (a)                                28,500           36,765
                                   Nelnet, Inc. Class A                                           6,700           96,011
                                                                                                          ---------------
                                                                                                                 315,523
                                                                                                          ---------------
FINANCIAL DATA PROCESSING          Advent Software, Inc. (a)(b)                                   7,100          141,787
SERVICES & SYSTEMS - 0.7%          Cass Information Systems, Inc.                                 2,515           76,607
                                   CompuCredit Corp. (a)(b)                                       7,189           39,755
                                   CyberSource Corp. (a)                                         29,064          348,477
                                   Deluxe Corp.                                                  21,300          318,648
                                   ExlService Holdings, Inc. (a)                                  5,900           50,563
                                   Fair Isaac Corp.                                              20,100          338,886
                                   Heartland Payment Systems, Inc. (b)                           10,300          180,250
                                   Hypercom Corp. (a)                                            22,100           23,868
                                   Jack Henry & Associates, Inc.                                 31,300          607,533
                                   Online Resources Corp. (a)                                    11,900           56,406
                                   TNS, Inc. (a)                                                 10,100           94,839
                                   TradeStation Group, Inc. (a)                                  13,300           85,785
                                   Wright Express Corp. (a)                                      16,000          201,600
                                                                                                          ---------------
                                                                                                               2,565,004
                                                                                                          ---------------
FINANCIAL INFORMATION              Bankrate, Inc. (a)(b)                                          5,400          205,200
SERVICES - 0.2%                    Interactive Data Corp.                                        15,100          372,366
                                   Move, Inc. (a)                                                52,900           84,640
                                   S1 Corp. (a)                                                  20,422          161,130
                                   TheStreet.com, Inc.                                            7,500           21,750
                                   Value Line, Inc.                                                 300           10,356
                                                                                                          ---------------
                                                                                                                 855,442
                                                                                                          ---------------
FINANCIAL MISCELLANEOUS - 0.7%     AMBAC Financial Group, Inc. (b)                              121,500          157,950
                                   Advanta Corp. Class B                                         15,850           33,126
                                   Asset Acceptance Capital Corp. (a)(b)                          6,200           31,682
                                   Cash America International, Inc.                              12,319          336,925
                                   Federal Agricultural Mortgage Corp. Class B                    4,500           15,750
                                   Financial Federal Corp.                                       10,800          251,316
                                   First Cash Financial Services, Inc. (a)                        8,400          160,104
                                   Global Cash Access, Inc. (a)                                  16,600           36,852
                                   Harris & Harris Group, Inc. (a)                                9,600           37,920
                                   Medallion Financial Corp.                                      6,100           46,543
                                   Portfolio Recovery Associates, Inc. (a)(b)                     6,400          216,576
                                   Radian Group, Inc.                                            34,000          125,120
                                   Sanders Morris Harris Group, Inc.                              6,700           40,133
                                   Sterling Bancorp                                               7,516          105,449
                                   Stewart Information Services Corp.                             7,222          169,645
                                   Stifel Financial Corp. (a)                                    10,749          492,842
                                   WSFS Financial Corp.                                           2,591          124,342
                                   Waterstone Financial, Inc. (a)                                 2,700            9,045
                                                                                                          ---------------
                                                                                                               2,391,320
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
FOODS - 1.9%                       American Dairy, Inc. (a)                                       2,300   $        34,592
                                   B&G Foods, Inc. Class A                                        8,300            44,820
                                   Cal-Maine Foods, Inc. (b)                                      5,500           157,850
                                   Chiquita Brands International, Inc. (a)                       18,300           270,474
                                   Diamond Foods, Inc.                                            6,800           137,020
                                   Flowers Foods, Inc.                                           32,476           791,115
                                   Fresh Del Monte Produce, Inc. (a)                             17,300           387,866
                                   Hain Celestial Group, Inc. (a)                                17,057           325,618
                                   J&J Snack Foods Corp.                                          5,800           208,104
                                   Lance, Inc.                                                   11,400           261,516
                                   Lifeway Foods, Inc. (a)                                        1,900            17,062
                                   M&F Worldwide Corp. (a)                                        5,100            78,795
                                   Maui Land & Pineapple Co., Inc. (a)                            1,963            26,363
                                   Omega Protein Corp. (a)                                        8,000            32,080
                                   Ralcorp Holdings, Inc. (a)                                    23,595         1,377,948
                                   Sanderson Farms, Inc.                                          8,550           295,488
                                   Schiff Nutrition International, Inc. (a)                       5,700            34,029
                                   Seaboard Corp.                                                   142           169,548
                                   Sensient Technologies Corp.                                   20,157           481,349
                                   Smart Balance, Inc. (a)                                       26,600           180,880
                                   Synutra International, Inc. (a)                                4,300            47,386
                                   Tootsie Roll Industries, Inc. (b)                              9,835           251,874
                                   TreeHouse Foods, Inc. (a)                                     13,200           359,568
                                   United Natural Foods, Inc. (a)                                18,080           322,186
                                   Zhongpin, Inc. (a)                                             7,600            91,200
                                                                                                          ---------------
                                                                                                                6,384,731
                                                                                                          ---------------
FOREST PRODUCTS - 0.1%             Deltic Timber Corp.                                            4,309           197,137
                                   Louisiana-Pacific Corp.                                       42,700            66,612
                                   Universal Forest Products, Inc.                                7,034           189,285
                                                                                                          ---------------
                                                                                                                  453,034
                                                                                                          ---------------
FORMS & BULK PRINTING              Ennis, Inc.                                                   10,600           128,366
   SERVICES - 0.1%                 Innerworkings, Inc. (a)(b)                                    13,100            85,805
                                   The Standard Register Co.                                      6,145            54,875
                                                                                                          ---------------
                                                                                                                  269,046
                                                                                                          ---------------
FUNERAL PARLORS &
   CEMETERIES - 0.0%               Stewart Enterprises, Inc. Class A                             34,524           103,917
                                                                                                          ---------------

GLASS - 0.0%                       Apogee Enterprises, Inc.                                      12,300           127,428
                                                                                                          ---------------
GOLD - 0.3%                        Allied Nevada Gold Corp. (a)                                  18,600            94,116
                                   Coeur d'Alene Mines Corp. (a)(b)                             227,500           200,200
                                   Royal Gold, Inc.                                              12,300           605,283
                                                                                                          ---------------
                                                                                                                  899,599
                                                                                                          ---------------
HEALTH CARE FACILITIES - 0.5%      Assisted Living Concepts, Inc. (a)                            22,700            94,205
                                   Capital Senior Living Corp. (a)                                9,200            27,416
                                   Emeritus Corp. (a)                                             8,500            85,255
                                   The Ensign Group, Inc.                                         3,400            56,916
                                   Five Star Quality Care, Inc. (a)                              16,300            24,939

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   IPC The Hospitalist Co., Inc. (a)                              2,000   $        33,660
                                   Kindred Healthcare, Inc. (a)                                  11,590           150,902
                                   MedCath Corp. (a)                                              6,600            68,904
                                   National Healthcare Corp.                                      3,500           177,240
                                   Psychiatric Solutions, Inc. (a)                               23,300           648,905
                                   Res-Care, Inc. (a)                                            10,200           153,204
                                   Skilled Healthcare Group, Inc. Class A (a)                     7,200            60,768
                                   Sun Healthcare Group, Inc. (a)                                18,100           160,185
                                   Sunrise Senior Living, Inc. (a)                               20,574            34,564
                                                                                                          ---------------
                                                                                                                1,777,063
                                                                                                          ---------------
HEALTH CARE MANAGEMENT             AMERIGROUP Corp. (a)                                          22,500           664,200
SERVICES - 1.3%                    Amsurg Corp. (a)                                              13,000           303,420
                                   athenahealth, Inc. (a)                                         8,700           327,294
                                   Catalyst Health Solutions, Inc. (a)                           13,800           336,030
                                   Centene Corp. (a)                                             18,000           354,780
                                   Computer Programs & Systems, Inc.                              4,000           107,200
                                   Corvel Corp. (a)                                               3,285            72,204
                                   Eclipsys Corp. (a)                                            21,931           311,201
                                   HMS Holdings Corp. (a)                                        10,500           330,960
                                   HealthSpring, Inc. (a)                                        20,800           415,376
                                   Inter Allscripts - Misys Healthcare Solutions, Inc.           59,941           594,615
                                   Molina Healthcare, Inc. (a)                                    6,000           105,660
                                   National Research Corp.                                          600            17,376
                                   Omnicell, Inc. (a)                                            13,600           166,056
                                   Phase Forward, Inc. (a)                                       17,700           221,604
                                   Triple-S Management Corp. (a)                                  5,500            63,250
                                   Vital Images, Inc. (a)                                         7,100            98,761
                                                                                                          ---------------
                                                                                                                4,489,987
                                                                                                          ---------------
HEALTH CARE SERVICES - 0.8%        Alliance Imaging, Inc. (a)                                    10,500            83,685
                                   Amedisys, Inc. (a)                                            11,166           461,602
                                   Bio-Reference Labs, Inc. (a)                                   4,900           128,527
                                   CardioNet, Inc. (a)                                            1,900            46,835
                                   Emergency Medical Services Corp. (a)                           4,000           146,440
                                   Gentiva Health Services, Inc. (a)                             10,712           313,433
                                   HealthSouth Corp. (a)                                         36,800           403,328
                                   Healthcare Services Group, Inc.                               17,737           282,550
                                   Healthways, Inc. (a)                                          14,900           171,052
                                   LHC Group, Inc. (a)                                            6,200           223,200
                                   Nighthawk Radiology Holdings, Inc. (a)                        10,300            50,058
                                   Odyssey HealthCare, Inc. (a)                                  13,900           128,575
                                   PharMerica Corp. (a)                                          12,869           201,657
                                   Virtual Radiologic Corp. (a)                                   3,100            26,288
                                                                                                          ---------------
                                                                                                                2,667,230
                                                                                                          ---------------
HOMEBUILDING - 0.2%                Beazer Homes USA, Inc. (a)(b)                                 17,000            26,860
                                   Hovnanian Enterprises, Inc. Class A (a)(b)                    19,800            34,056
                                   M/I Homes, Inc.                                                6,100            64,294

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Meritage Homes Corp. (a)                                      13,100   $       159,427
                                   Ryland Group, Inc.                                            17,900           316,293
                                   Standard-Pacific Corp. (a)                                    46,600            82,948
                                                                                                          ---------------
                                                                                                                  683,878
                                                                                                          ---------------
HOTEL/MOTEL - 0.1%                 Lodgian, Inc. (a)                                              6,700            14,271
                                   Marcus Corp.                                                   8,379           135,991
                                   Morgans Hotel Group Co. (a)                                   11,100            51,726
                                                                                                          ---------------
                                                                                                                  201,988
                                                                                                          ---------------
HOUSEHOLD FURNISHINGS - 0.2%       American Woodmark Corp.                                        4,400            80,212
                                   Ethan Allen Interiors, Inc.                                   10,400           149,448
                                   Furniture Brands International, Inc.                          17,600            38,896
                                   Haverty Furniture Cos., Inc.                                   7,736            72,177
                                   hhgregg, Inc. (a)                                              4,200            36,456
                                   Hooker Furniture Corp.                                         4,100            31,406
                                   La-Z-Boy, Inc.                                                21,200            46,004
                                   Libbey, Inc.                                                   6,700             8,375
                                   Sealy Corp. (b)                                               17,900            44,929
                                   Tempur-Pedic International, Inc. (b)                          31,600           224,044
                                                                                                          ---------------
                                                                                                                  731,947
                                                                                                          ---------------
IDENTIFICATION CONTROL & FILTER    Advanced Energy Industries, Inc. (a)                          13,912           138,424
DEVICES - 0.7%                     Asyst Technologies, Inc. (a)                                  20,541             5,135
                                   Badger Meter, Inc.                                             6,200           179,924
                                   ESCO Technologies, Inc. (a)                                   10,932           447,665
                                   Energy Recovery, Inc. (a)                                      5,000            37,900
                                   Flanders Corp. (a)                                             6,600            30,954
                                   The Gorman-Rupp Co.                                            5,897           183,515
                                   L-1 Identity Solutions, Inc. (a)                              28,628           192,953
                                   Mine Safety Appliances Co.                                    12,826           306,670
                                   PMFG, Inc. (a)                                                 5,400            51,624
                                   Robbins & Myers, Inc.                                         11,624           187,960
                                   Sun Hydraulics, Inc.                                           4,950            93,258
                                   Veeco Instruments, Inc. (a)                                   13,727            87,029
                                   Vicor Corp.                                                    7,996            52,854
                                   Watts Water Technologies, Inc. Class A                        12,236           305,533
                                                                                                          ---------------
                                                                                                                2,301,398
                                                                                                          ---------------
INDUSTRIAL PRODUCTS - 0.0%         A.M. Castle & Co.                                              6,800            73,644
                                   TAL International Group, Inc.                                  6,000            84,600
                                                                                                          ---------------
                                                                                                                  158,244
                                                                                                          ---------------
INSURANCE: LIFE - 0.4%             American Equity Investment Life Holding Co.                   22,600           158,200
                                   Citizens, Inc. (a)                                            15,400           149,380
                                   Delphi Financial Group, Inc. Class A                          17,105           315,416
                                   Kansas City Life Insurance Co.                                 1,642            71,181
                                   Life Partners Holdings, Inc. (b)                               2,500           109,100
                                   National Western Life Insurance Co. Class A                      933           157,836
                                   The Phoenix Cos., Inc.                                        47,300           154,671
                                   Presidential Life Corp.                                        8,993            88,941

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Universal American Financial Corp. (a)                        16,200   $       142,884
                                                                                                          ---------------
                                                                                                                1,347,609
                                                                                                          ---------------
INSURANCE: MULTI-LINE - 1.1%       Assured Guaranty Ltd.                                         23,000           262,200
                                   CNA Surety Corp. (a)                                           6,386           122,611
                                   Crawford & Co. Class B (a)                                    10,009           145,531
                                   EMC Insurance Group, Inc.                                      2,200            56,430
                                   eHealth, Inc. (a)                                             10,600           140,768
                                   FBL Financial Group, Inc. Class A                              5,325            82,271
                                   Flagstone Reinsurance Holdings Ltd.                           12,400           121,148
                                   Horace Mann Educators Corp.                                   16,768           154,098
                                   Independence Holding Co.                                       1,440             5,198
                                   Maiden Holdings Ltd.                                          20,300            63,539
                                   Max Capital Group Ltd.                                        23,300           412,410
                                   Meadowbrook Insurance Group, Inc.                             22,752           146,523
                                   Montpelier Re Holdings Ltd.                                   39,100           656,489
                                   Pico Holdings, Inc. (a)                                        6,697           178,006
                                   Platinum Underwriters Holdings Ltd.                           20,600           743,248
                                   Primus Guaranty Ltd. (a)(b)                                   12,700            14,478
                                   Zenith National Insurance Corp.                               15,355           484,757
                                                                                                          ---------------
                                                                                                                3,789,705
                                                                                                          ---------------
INSURANCE:                         AmTrust Financial Services, Inc.                               6,500            75,400
PROPERTY-CASUALTY - 2.5%           American Physicians Capital, Inc.                              3,556           171,044
                                   American Safety Insurance Holdings Ltd. (a)                    4,400            58,124
                                   Amerisafe, Inc. (a)                                            8,000           164,240
                                   Argo Group International Holdings Ltd. (a)                    12,779           433,464
                                   Aspen Insurance Holdings Ltd.                                 35,800           868,150
                                   Baldwin & Lyons, Inc. Class B                                  3,432            62,428
                                   CastlePoint Holdings, Ltd.                                    13,800           187,128
                                   Donegal Group, Inc. Class A                                    4,544            76,203
                                   Employers Holdings, Inc.                                      20,380           336,270
                                   Enstar Group Ltd. (a)                                          2,200           130,108
                                   FPIC Insurance Group, Inc. (a)(b)                              3,600           157,608
                                   First Acceptance Corp. (a)                                     3,777            10,953
                                   First Mercury Financial Corp. (a)                              6,300            89,838
                                   Greenlight Capital Re Ltd. (a)                                11,900           154,581
                                   Hallmark Financial Services, Inc. (a)                          2,400            21,048
                                   Harleysville Group, Inc.                                       5,362           186,222
                                   IPC Holdings, Ltd.                                            19,800           592,020
                                   Infinity Property & Casualty Corp.                             6,200           289,726
                                   NYMAGIC, Inc.                                                  1,800            34,290
                                   National Interstate Corp.                                      2,500            44,675
                                   Navigators Group, Inc. (a)                                     5,600           307,496
                                   Odyssey Re Holdings Corp.                                      9,400           487,014
                                   PMA Capital Corp. Class A (a)                                 13,106            92,790
                                   The PMI Group, Inc.                                           34,900            68,055
                                   ProAssurance Corp. (a)                                        13,523           713,744

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   RLI Corp.                                                      7,854   $       480,351
                                   Safety Insurance Group, Inc.                                   6,700           255,002
                                   SeaBright Insurance Holdings, Inc. (a)                         8,800           103,312
                                   Selective Insurance Group, Inc.                               22,008           504,643
                                   State Auto Financial Corp.                                     5,612           168,697
                                   Tower Group, Inc.                                              8,300           234,143
                                   United America Indemnity, Ltd. (a)                             8,300           106,323
                                   United Fire & Casualty Co.                                     9,400           292,058
                                   Validus Holdings Ltd.                                         26,600           695,856
                                                                                                          ---------------
                                                                                                                8,653,004
                                                                                                          ---------------
INVESTMENT MANAGEMENT              Ampal-American Israel Corp. Class A (a)                        6,000             3,480
COMPANIES - 0.5%                   Apollo Investment Corp. (b)                                   58,946           548,787
                                   Ares Capital Corp.                                            40,172           254,289
                                   Calamos Asset Management, Inc. Class A                         8,300            61,420
                                   Capital Southwest Corp.                                        1,200           129,792
                                   Cohen & Steers, Inc. (b)                                       6,900            75,831
                                   Epoch Holding Corp.                                            4,800            36,432
                                   FBR Capital Markets Corp. (a)                                 11,300            54,918
                                   Fifth Street Finance Corp.                                     3,000            22,650
                                   GAMCO Investors, Inc. Class A                                  3,296            90,047
                                   Kohlberg Capital Corp.                                         7,100            25,844
                                   MCG Capital Corp.                                             31,200            22,152
                                   NGP Capital Resources Co.                                      8,623            72,175
                                   National Financial Partners Corp.                             14,000            42,560
                                   Pzena Investment Management, Inc. Class A                      4,100            17,302
                                   Resource America, Inc. Class A                                 4,049            16,196
                                   U.S. Global Investors, Inc.                                    5,200            25,428
                                   Westwood Holdings Group Inc.                                   2,200            62,502
                                                                                                          ---------------
                                                                                                                1,561,805
                                                                                                          ---------------
JEWELRY, WATCHES &                 Fossil, Inc. (a)                                              19,000           317,300
GEMSTONES - 0.1%                   Fuqi International, Inc. (a)                                   4,000            25,040
                                   Movado Group, Inc.                                             6,600            61,974
                                                                                                          ---------------
                                                                                                                  404,314
                                                                                                          ---------------
LEAD & ZINC - 0.0%                 Horsehead Holding Corp. (a)                                   15,200            71,440
                                                                                                          ---------------
LEISURE TIME - 0.4%                Callaway Golf Co.                                             27,400           254,546
                                   Great Wolf Resorts, Inc. (a)                                  12,800            19,712
                                   Life Time Fitness, Inc. (a)(b)                                14,600           189,070
                                   Pool Corp. (b)                                                20,100           361,197
                                   Rick's Cabaret International, Inc. (a)                         3,100            12,369
                                   Six Flags, Inc. (a)                                           34,500            10,695
                                   Steinway Musical Instruments, Inc. (a)                         2,800            49,028
                                   Town Sports International Holdings, Inc. (a)                   7,200            22,968
                                   Vail Resorts, Inc. (a)(b)                                     12,656           336,650
                                                                                                          ---------------
                                                                                                                1,256,235
                                                                                                          ---------------
MACHINE TOOLS - 0.0%               Hurco Companies, Inc. (a)                                      2,800            33,600
                                   Thermadyne Holdings Corp. (a)                                  5,500            37,785
                                                                                                          ---------------
                                                                                                                   71,385
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
MACHINERY & ENGINEERING - 0.0%     Applied Industrial Technologies, Inc. (c)                     17,490   $       330,911
                                                                                                          ---------------
MACHINERY: AGRICULTURAL - 0.1%     Alamo Group, Inc.                                              2,600            38,870
                                   Lindsay Manufacturing Co. (b)                                  5,013           159,363
                                   Titan Machinery, Inc. (a)                                      3,200            44,992
                                                                                                          ---------------
                                                                                                                  243,225
                                                                                                          ---------------
MACHINERY:                         Astec Industries, Inc. (a)                                     7,617           238,641
CONSTRUCTION & HANDLING - 0.1%     NACCO Industries, Inc. Class A                                 2,487            93,039
                                                                                                          ---------------
                                                                                                                  331,680
                                                                                                          ---------------
MACHINERY: ENGINES - 0.1%          Briggs & Stratton Corp. (b)                                   20,800           365,872
                                   Harbin Electric, Inc. (a)(b)                                   2,600            20,774
                                   Raser Technologies, Inc. (a)(b)                               18,600            69,378
                                                                                                          ---------------
                                                                                                                  456,024
                                                                                                          ---------------
MACHINERY:                         Actuant Corp. Class A (c)                                     23,500           446,970
INDUSTRIAL/SPECIALTY - 0.8%        Altra Holdings, Inc. (a)                                      10,900            86,219
                                   Chart Industries, Inc. (a)                                    12,100           128,623
                                   Colfax Corp. (a)                                               8,900            92,471
                                   Columbus McKinnon Corp. (a)                                    7,800           106,470
                                   DXP Enterprises, Inc. (a)                                      3,200            46,752
                                   EnPro Industries, Inc. (a)                                     8,500           183,090
                                   Graham Corp.                                                   4,400            47,608
                                   Kadant, Inc. (a)                                               5,770            77,780
                                   Middleby Corp. (a)(b)                                          7,000           190,890
                                   Nordson Corp.                                                 13,910           449,154
                                   Tecumseh Products Co. Class A (a)                              7,128            68,286
                                   Tennant Co.                                                    6,874           105,860
                                   Twin Disc, Inc.                                                3,600            24,804
                                   Woodward Governor Co.                                         24,558           565,325
                                                                                                          ---------------
                                                                                                                2,620,302
                                                                                                          ---------------
MACHINERY: OIL WELL EQUIPMENT &    Allis-Chalmers Energy, Inc. (a)                               12,500            68,750
SERVICES - 0.7%                    Basic Energy Services, Inc. (a)                               17,000           221,680
                                   Bolt Technology Corp. (a)                                      3,900            27,144
                                   CARBO Ceramics, Inc.                                           8,702           309,182
                                   Cal Dive International, Inc. (a)                              18,274           118,964
                                   Complete Production Services, Inc. (a)                        19,900           162,185
                                   Dril-Quip, Inc. (a)                                           12,976           266,138
                                   Flotek Industries, Inc. (a)(b)                                 9,400            23,688
                                   Gulf Island Fabrication, Inc.                                  5,017            72,295
                                   Hornbeck Offshore Services, Inc. (a)                           9,840           160,786
                                   Lufkin Industries, Inc.                                        6,200           213,900
                                   Mitcham Industries, Inc. (a)                                   4,000            15,880
                                   NATCO Group, Inc. Class A (a)                                  8,300           125,994
                                   Natural Gas Services Group (a)                                 5,300            53,689
                                   Newpark Resources, Inc. (a)                                   37,120           137,344
                                   Parker Drilling Co. (a)                                       46,681           135,375
                                   Precision Drilling Trust                                       1,428            11,984
                                   RPC, Inc.                                                     12,000           117,120

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Sulphco, Inc. (a)(b)                                          19,500   $        18,330
                                   Superior Well Services, Inc. (a)                               7,100            71,000
                                   T-3 Energy Services, Inc. (a)                                  5,300            50,032
                                   Trico Marine Services, Inc. (a)(b)                             5,600            25,032
                                   Union Drilling, Inc. (a)                                       5,800            30,102
                                   Willbros Group, Inc. (a)                                      16,500           139,755
                                                                                                          ---------------
                                                                                                                2,576,349
                                                                                                          ---------------
MACHINERY: SPECIALTY - 0.1%        Cascade Corp.                                                  3,700           110,482
                                   Flow International Corp. (a)                                  16,400            39,688
                                   Key Technology Inc. (a)                                        2,300            43,447
                                   Semitool, Inc. (a)                                             8,341            25,440
                                   TurboChef Technologies, Inc. (a)                               8,600            42,226
                                                                                                          ---------------
                                                                                                                  261,283
                                                                                                          ---------------
MANUFACTURED HOUSING - 0.1%        Cavco Industries, Inc. (a)                                     2,700            72,603
                                   Champion Enterprises, Inc. (a)                                33,027            18,495
                                   Palm Harbor Homes, Inc. (a)(b)                                 4,605            22,933
                                   Skyline Corp.                                                  3,001            59,990
                                                                                                          ---------------
                                                                                                                  174,021
                                                                                                          ---------------
MANUFACTURING - 0.1%               Federal Signal Corp.                                          19,859           163,042
                                   Standex International Corp.                                    5,131           101,799
                                                                                                          ---------------
                                                                                                                  264,841
                                                                                                          ---------------
MEDICAL & DENTAL INSTRUMENTS &     Abaxis, Inc. (a)(c)                                            9,200           147,476
SUPPLIES - 3.3%                    Abiomed, Inc. (a)(c)                                          14,400           236,448
                                   Align Technology, Inc. (a)                                    25,600           224,000
                                   Alphatec Holdings, Inc. (a)                                   10,300            24,205
                                   American Medical Systems Holdings, Inc. (a)                   30,100           270,599
                                   AngioDynamics, Inc. (a)                                       10,000           136,900
                                   Atrion Corp.                                                     600            58,260
                                   Bio-Rad Laboratories, Inc. Class A (a)(c)                      7,800           587,418
                                   BioMimetic Therapeutics, Inc. (a)                              5,400            49,788
                                   CONMED Corp. (a)                                              11,828           283,162
                                   Cantel Medical Corp. (a)                                       5,400            79,218
                                   Cardiac Science Corp. (a)                                      8,000            60,000
                                   Cepheid, Inc. (a)                                             24,000           249,120
                                   Clinical Data, Inc. (a)                                        4,300            38,270
                                   Conceptus, Inc. (a)                                           12,800           194,816
                                   CryoLife, Inc. (a)                                            11,900           115,549
                                   Cyberonics, Inc. (a)                                          10,069           166,843
                                   DexCom, Inc. (a)                                              12,100            33,396
                                   ev3, Inc. (a)                                                 29,032           177,095
                                   Exactech, Inc. (a)                                             3,300            55,572
                                   Hansen Medical, Inc. (a)                                       7,000            50,540
                                   I-Flow Corp. (a)                                               8,900            42,720
                                   ICU Medical, Inc. (a)                                          4,750           157,415
                                   IRIS International, Inc. (a)                                   7,600           105,944
                                   Immucor, Inc. (a)                                             29,343           779,937

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Insulet Corp. (a)                                              8,000   $        61,760
                                   Invacare Corp.                                                13,522           209,861
                                   Landauer, Inc.                                                 3,878           284,257
                                   Medical Action Industries, Inc. (a)                            5,850            58,500
                                   Mentor Corp.                                                  14,244           440,567
                                   Meridian Bioscience, Inc.                                     16,600           422,802
                                   Merit Medical Systems, Inc. (a)                               11,710           209,960
                                   Micrus Endovascular Corp. (a)                                  6,700            77,787
                                   Neogen Corp. (a)                                               6,100           152,378
                                   NuVasive, Inc. (a)                                            14,900           516,285
                                   OraSure Technologies, Inc. (a)                                19,259            70,873
                                   Orthofix International NV (a)                                  7,300           111,909
                                   Orthovita, Inc. (a)                                           27,300            92,547
                                   Owens & Minor, Inc.                                           17,298           651,270
                                   PSS World Medical, Inc. (a)                                   26,073           490,694
                                   Palomar Medical Technologies, Inc. (a)                         7,900            91,087
                                   SonoSite, Inc. (a)                                             7,215           137,662
                                   Spectranetic Corp. (a)                                        13,900            36,279
                                   Stereotaxis, Inc. (a)(b)                                      11,300            49,720
                                   Steris Corp.                                                  24,600           587,694
                                   SurModics, Inc. (a)(b)                                         6,483           163,825
                                   Symmetry Medical, Inc. (a)                                    14,700           117,159
                                   Synovis Life Technologies, Inc. (a)                            5,400           101,196
                                   Thoratec Corp. (a)                                            22,847           742,299
                                   Trans1, Inc. (a)                                               5,000            36,050
                                   Vision-Sciences Inc. (a)                                       6,900            10,557
                                   Volcano Corp. (a)                                             19,500           292,500
                                   West Pharmaceutical Services, Inc.                            13,376           505,212
                                   Wright Medical Group, Inc. (a)                                15,700           320,751
                                                                                                          ---------------
                                                                                                               11,368,132
                                                                                                          ---------------
MEDICAL SERVICES - 0.5%            Air Methods Corp. (a)                                          4,700            75,153
                                   Almost Family, Inc. (a)(b)                                     2,700           121,446
                                   Genoptix, Inc. (a)                                             3,600           122,688
                                   Hanger Orthopedic Group, Inc. (a)                             12,200           177,022
                                   Magellan Health Services, Inc. (a)                            17,000           665,720
                                   Parexel International Corp. (a)                               23,994           232,982
                                   RadNet, Inc. (a)                                               8,800            29,480
                                   RehabCare Group, Inc. (a)                                      7,495           113,624
                                   US Physical Therapy, Inc. (a)                                  5,200            69,316
                                                                                                          ---------------
                                                                                                                1,607,431
                                                                                                          ---------------
METAL FABRICATING - 0.9%           Ampco-Pittsburgh Corp.                                         3,400            73,780
                                   CIRCOR International, Inc.                                     6,700           184,250
                                   Dynamic Materials Corp.                                        5,400           104,274
                                   Encore Wire Corp. (b)                                          7,750           146,940
                                   Gibraltar Industries, Inc.                                    11,334           135,328
                                   Haynes International, Inc. (a)                                 5,100           125,562

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Insteel Industries, Inc.                                       7,600   $        85,804
                                   Kaydon Corp.                                                  14,426           495,533
                                   L.B. Foster Co. Class A (a)                                    4,600           143,888
                                   Mueller Industries, Inc.                                      15,282           383,273
                                   Mueller Water Products, Inc. Series A                         48,460           407,064
                                   NN, Inc.                                                       6,900            15,801
                                   Northwest Pipe Co. (a)                                         3,900           166,179
                                   Omega Flex, Inc.                                               1,200            25,128
                                   RBC Bearings, Inc. (a)                                         9,000           182,520
                                   RTI International Metals, Inc. (a)                             9,813           140,424
                                   Trimas Corp. (a)                                               4,300             5,934
                                   Worthington Industries, Inc.                                  27,100           298,642
                                                                                                          ---------------
                                                                                                                3,120,324
                                                                                                          ---------------
METALS & MINERALS                  AMCOL International Corp.                                     10,673           223,599
MISCELLANEOUS - 0.5%               Apex Silver Mines Ltd. (a)                                    24,900            24,402
                                   Brush Engineered Materials, Inc. (a)                           8,711           110,804
                                   Compass Minerals International, Inc. (c)                      13,600           797,776
                                   General Moly, Inc. (a)                                        28,400            33,512
                                   Hecla Mining Co. (a)                                          71,900           201,320
                                   Minerals Technologies, Inc.                                    7,953           325,278
                                   Stillwater Mining Co. (a)                                     16,364            80,838
                                   United States Lime & Minerals Inc. (a)                           700            16,765
                                   Uranium Resources, Inc. (a)                                   19,000            14,630
                                                                                                          ---------------
                                                                                                                1,828,924
                                                                                                          ---------------
MISCELLANEOUS BUSINESS &           Core-Mark Holdings Co., Inc. (a)                               3,900            83,928
CONSUMER DISCRETIONARY - 0.1%      Sotheby's Holdings, Inc. Class A (b)                          27,936           248,351
                                                                                                          ---------------
                                                                                                                  332,279
                                                                                                          ---------------
MISCELLANEOUS CONSUMER             Reddy Ice Holdings, Inc.                                       7,400            10,656
                                                                                                          ---------------
STAPLES - 0.0%

MISCELLANEOUS                      MedAssets, Inc. (a)                                            6,900           100,740
                                                                                                          ---------------
HEALTH CARE - 0.0%

MISCELLANEOUS MATERIALS &          Ceradyne, Inc. (a)                                            11,050           224,426
COMMODITIES - 0.2%                 Lydall, Inc. (a)                                               6,900            39,675
                                   Symyx Technologies Inc. (a)                                   13,879            82,441
                                   WD-40 Co.                                                      6,789           192,061
                                                                                                          ---------------
                                                                                                                  538,603
                                                                                                          ---------------
MISCELLANEOUS MATERIALS &          Insituform Technologies, Inc. Class A (a)                     11,738           231,121
PROCESSING - 0.1%                  Rogers Corp. (a)                                               7,455           207,025
                                   Xerium Technologies, Inc. (a)                                  6,700             4,422
                                                                                                          ---------------
                                                                                                                  442,568
                                                                                                          ---------------
MISCELLANEOUS PRODUCER             Blount International, Inc. (a)                                15,800           149,784
DURABLES - 0.1%                    Park-Ohio Holdings Corp. (a)                                   3,400            20,978
                                                                                                          ---------------
                                                                                                                  170,762
                                                                                                          ---------------
MISCELLANEOUS                      iRobot Corp. (a)                                               7,400            66,822
TECHNOLOGY - 0.1%                  Microvision, Inc. (a)(b)                                      23,300            39,144
                                   TerreStar Corp. (a)                                           23,900             9,560

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Vocus, Inc. (a)                                                6,900   $       125,649
                                                                                                          ---------------
                                                                                                                  241,175
                                                                                                          ---------------
MULTI-SECTOR COMPANIES - 0.3%      Brunswick Corp.                                               37,300           157,033
                                   Compass Diversified Holdings                                   9,800           110,250
                                   GenCorp, Inc. (a)                                             24,471            90,053
                                   GenTek Inc. (a)                                                3,500            52,675
                                   Kaman Corp. Class A                                           10,494           190,256
                                   Lancaster Colony Corp.                                         8,299           284,656
                                   Raven Industries, Inc.                                         6,600           159,060
                                   United Capital Corp. (a)                                         600            10,884
                                                                                                          ---------------
                                                                                                                1,054,867
                                                                                                          ---------------
OFFICE FURNITURE & BUSINESS        ACCO Brands Corp. (a)                                         22,200            76,590
EQUIPMENT - 0.3%                   HNI Corp. (b)                                                 18,400           291,456
                                   Herman Miller, Inc.                                           23,500           306,205
                                   Kimball International, Inc. Class B                           13,174           113,428
                                   Knoll, Inc.                                                   20,000           180,400
                                   Presstek, Inc. (a)                                            11,400            36,594
                                                                                                          ---------------
                                                                                                                1,004,673
                                                                                                          ---------------
OIL: CRUDE PRODUCERS - 1.8%        APCO Argentina, Inc.                                           1,600            42,608
                                   ATP Oil & Gas Corp. (a)                                       11,800            69,030
                                   Abraxas Petroleum Corp. (a)                                   17,300            12,456
                                   American Oil & Gas, Inc. (a)                                  15,100            12,080
                                   Arena Resources, Inc. (a)(c)                                  15,900           446,631
                                   Atlas America, Inc.                                           14,287           212,162
                                   BMB Munai, Inc. (a)                                           15,400            21,406
                                   BPZ Resources, Inc. (a)(b)                                    25,400           162,560
                                   Berry Petroleum Co. Class A                                   18,102           136,851
                                   Bill Barrett Corp. (a)                                        15,400           325,402
                                   Brigham Exploration Co. (a)                                   20,200            64,640
                                   Bronco Drilling Co., Inc. (a)                                 12,000            77,520
                                   Callon Petroleum Co. (a)                                      10,000            26,000
                                   Cano Petroleum, Inc. (a)                                      16,100             7,084
                                   Carrizo Oil & Gas, Inc. (a)                                   11,600           186,760
                                   Cheniere Energy, Inc. (a)(b)                                  21,300            60,705
                                   Clayton Williams Energy, Inc. (a)                              2,200            99,968
                                   Comstock Resources, Inc. (a)(c)                               19,057           900,443
                                   Contango Oil & Gas Co. (a)                                     5,500           309,650
                                   Delek US Holdings, Inc.                                        4,600            24,334
                                   Double Eagle Pete & Mining Co. (a)                             3,400            23,868
                                   EXCO Resources, Inc. (a)                                      62,500           566,250
                                   Endeavour International Corp. (a)                             46,900            23,450
                                   Energy Partners Ltd. (a)                                      13,837            18,680
                                   Energy XXI Bermuda Ltd.                                       46,200            36,498
                                   FX Energy, Inc. (a)                                           16,600            46,314
                                   Gasco Energy, Inc. (a)                                        38,600            15,054
                                   GeoGlobal Resources, Inc. (a)(b)                              16,300            26,080

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   GeoResources, Inc. (a)                                         2,300   $        19,987
                                   Geokinetics, Inc. (a)                                          2,600             6,422
                                   Goodrich Petroleum Corp. (a)                                   9,500           284,525
                                   Gran Tierra Energy, Inc. (a)(b)                               88,500           247,800
                                   Gulfport Energy Corp. (a)                                     10,800            42,660
                                   Harvest Natural Resources, Inc. (a)                           15,000            64,500
                                   Houston American Energy Corp.                                  6,200            20,956
                                   McMoRan Exploration Co. (a)                                   25,300           247,940
                                   Meridian Resource Corp. (a)                                   31,911            18,189
                                   Northern Oil And Gas, Inc. (a)                                 8,100            21,060
                                   Oilsands Quest, Inc. (a)                                      68,100            49,713
                                   Panhandle Oil & Gas Inc.                                       3,000            54,000
                                   Parallel Petroleum Corp. (a)                                  17,100            34,371
                                   Petroleum Development Corp. (a)                                6,100           146,827
                                   Petroquest Energy, Inc. (a)(b)                                18,500           125,060
                                   Pioneer Drilling Co. (a)                                      20,600           114,742
                                   PrimeEnergy Corp. (a)                                            300            15,585
                                   Quest Resource Corp. (a)                                       9,800             4,312
                                   Rex Energy Corp. (a)                                           6,900            20,286
                                   Rosetta Resources, Inc. (a)                                   21,200           150,096
                                   Stone Energy Corp. (a)                                        13,298           146,544
                                   Swift Energy Co. (a)                                          12,417           208,730
                                   TXCO Resources, Inc. (a)                                      15,000            22,350
                                   Toreador Resources Corp. (a)                                   7,000            38,430
                                   Tri-Valley Corp. (a)(b)                                        9,300            16,740
                                   Venoco, Inc. (a)                                               8,400            22,764
                                   Warren Resources, Inc. (a)                                    24,100            47,959
                                   Western Refining, Inc. (b)                                    12,800            99,328
                                                                                                          ---------------
                                                                                                                6,246,360
                                                                                                          ---------------
OIL: INTEGRATED DOMESTIC - 0.1%    Delta Petroleum Corp. (a)(b)                                  25,700           122,332
                                   GMX Resources Inc. (a)                                         7,100           179,772
                                   Ram Energy Resources, Inc. (a)                                15,500            13,640
                                                                                                          ---------------
                                                                                                                  315,744
                                                                                                          ---------------
OIL:                               Vaalco Energy, Inc. (a)                                       25,100           186,744
                                                                                                          ---------------
INTEGRATED INTERNATIONAL - 0.1%

PAINTS & COATINGS - 0.1%           Ferro Corp.                                                   18,376           129,551
                                   H.B. Fuller Co.                                               20,680           333,155
                                                                                                          ---------------
                                                                                                                  462,706
                                                                                                          ---------------
PAPER - 0.4%                       AbitibiBowater, Inc. (a)(b)                                   21,944            10,314
                                   Albany International Corp. Class A                            12,274           157,598
                                   Boise, Inc. (a)                                               14,600             6,278
                                   Buckeye Technologies, Inc. (a)                                16,198            58,961
                                   Clearwater Paper Corp. (a)                                     4,699            39,426
                                   Kapstone Paper and Packaging Corp. (a)                         7,400            17,612
                                   Mercer International, Inc.-Sbi (a)                            12,400            23,808
                                   Multi-Color Corp.                                              3,950            62,489

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Neenah Paper, Inc.                                             6,000   $        53,040
                                   P.H. Glatfelter Co.                                           18,701           173,919
                                   Rock-Tenn Co. Class A                                         15,980           546,196
                                   Verso Paper Corp.                                              5,800             5,974
                                   Wausau Paper Corp.                                            18,242           208,688
                                                                                                          ---------------
                                                                                                                1,364,303
                                                                                                          ---------------
PLASTICS - 0.0%                    Spartech Corp.                                                12,654            79,214
                                                                                                          ---------------
POLLUTION CONTROL &                American Ecology Corp.                                         6,700           135,541
ENVIRONMENTAL SERVICES - 0.3%      Darling International, Inc. (a)                               34,500           189,405
                                   EnergySolutions, Inc.                                         13,700            77,405
                                   Fuel Tech, Inc. (a)(b)                                         8,200            86,838
                                   Headwaters, Inc. (a)                                          17,946           121,136
                                   Met-Pro Corp.                                                  6,200            82,584
                                   Metalico, Inc. (a)(b)                                         10,800            16,740
                                   Team, Inc. (a)                                                 7,800           216,060
                                                                                                          ---------------
                                                                                                                  925,709
                                                                                                          ---------------
POWER TRANSMISSION                 Regal-Beloit Corp.                                            13,251           503,405
EQUIPMENT - 0.2%                   Synthesis Energy Systems, Inc. (a)                             8,600             5,848
                                                                                                          ---------------
                                                                                                                  509,253
                                                                                                          ---------------
PRINTING & COPYING                 Bowne & Co., Inc.                                             11,682            68,690
SERVICES - 0.2%                    Cenveo, Inc. (a)                                              19,800            88,110
                                   Schawk, Inc.                                                   5,500            63,030
                                   VistaPrint Ltd. (a)                                           18,600           346,146
                                                                                                          ---------------
                                                                                                                  565,976
                                                                                                          ---------------
PRODUCTION TECHNOLOGY              ATMI, Inc. (a)(c)                                             13,257           204,556
EQUIPMENT - 0.9%                   Axcelis Technologies, Inc. (a)                                44,800            22,848
                                   Brooks Automation, Inc. (a)                                   26,178           152,094
                                   Cognex Corp.                                                  17,156           253,909
                                   Cymer, Inc. (a)                                               12,800           280,448
                                   Dionex Corp. (a)                                               7,731           346,735
                                   Electro Scientific Industries, Inc. (a)                       11,161            75,783
                                   Emcore Corp. (a)                                              31,200            40,560
                                   Entegris, Inc. (a)                                            47,199           103,366
                                   Esterline Technologies Corp. (a)                              12,190           461,879
                                   FEI Co. (a)                                                   15,055           283,937
                                   Intevac, Inc. (a)                                              9,000            45,630
                                   K-Tron International, Inc. (a)                                 1,000            79,900
                                   Kulicke & Soffa Industries, Inc. (a)                          22,156            37,665
                                   LTX-Credence Corp. (a)                                        57,003            15,391
                                   MTS Systems Corp.                                              7,200           191,808
                                   Mattson Technology, Inc. (a)                                  21,099            29,750
                                   Photronics, Inc. (a)                                          17,279            33,694
                                   Rofin-Sinar Technologies, Inc. (a)                            12,300           253,134
                                   Rudolph Technologies, Inc. (a)                                12,673            44,736
                                   Ultra Clean Holdings, Inc. (a)                                 8,000            16,080
                                   Ultratech, Inc. (a)                                            9,890           118,284
                                                                                                          ---------------
                                                                                                                3,092,187
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
PUBLISHING:                        Consolidated Graphics, Inc. (a)                                4,300   $        97,352
MISCELLANEOUS - 0.1%               Courier Corp.                                                  3,750            67,125
                                   Martha Stewart Living Omnimedia, Inc. Class A (a)             10,982            28,553
                                   Playboy Enterprises, Inc. Class B (a)                         10,107            21,831
                                   Primedia, Inc.                                                10,300            22,351
                                   Scholastic Corp.                                              10,160           137,973
                                                                                                          ---------------
                                                                                                                  375,185
                                                                                                          ---------------
PUBLISHING: NEWSPAPERS - 0.1%      AH Belo Corp.                                                  7,980            17,396
                                   Belo Corp. Class A                                            36,800            57,408
                                   Dolan Media Co. (a)                                           11,100            73,149
                                   Journal Communications, Inc. Class A                          17,400            42,630
                                   Lee Enterprises, Inc. (b)                                     19,500             7,995
                                   McClatchy Co. Class A (b)                                     24,300            19,440
                                   Media General, Inc. Class A (b)                                9,400            16,450
                                                                                                          ---------------
                                                                                                                  234,468
                                                                                                          ---------------
RADIO & TV BROADCASTERS - 0.2%     CKX, Inc. (a)                                                 23,500            86,245
                                   Citadel Broadcasting Corp. (a)                                74,730            11,957
                                   Cox Radio, Inc. Class A (a)                                    8,800            52,888
                                   Cumulus Media, Inc. Class A (a)                               13,900            34,611
                                   Entercom Communications Corp.                                 10,600            13,038
                                   Fisher Communications, Inc.                                    2,800            57,792
                                   Gray Television, Inc.                                         19,500             7,800
                                   Lin TV Corp. Class A (a)                                      11,000            11,990
                                   Outdoor Channel Holdings, Inc. (a)                             6,600            49,434
                                   RHI Entertainment, Inc. (a)                                    4,800            38,976
                                   Sinclair Broadcast Group, Inc. Class A                        21,664            67,158
                                   World Wrestling Entertainment, Inc.                            9,096           100,784
                                                                                                          ---------------
                                                                                                                  532,673
                                                                                                          ---------------
RAILROAD EQUIPMENT - 0.3%          American Railcar Industries, Inc.                              3,600            37,908
                                   Freightcar America, Inc.                                       5,100            93,177
                                   Greenbrier Cos., Inc.                                          6,800            46,716
                                   Westinghouse Air Brake Technologies Corp.                     20,339           808,475
                                                                                                          ---------------
                                                                                                                  986,276
                                                                                                          ---------------
RAILROADS - 0.1%                   Genesee & Wyoming, Inc. Class A (a)                           12,875           392,688
                                                                                                          ---------------
REAL ESTATE - 0.3%                 AMREP Corp. (a)(b)                                               700            21,896
                                   Avatar Holdings, Inc. (a)                                      2,500            66,300
                                   Bluegreen Corp. (a)                                            5,300            16,589
                                   Cogdell Spencer, Inc.                                          5,300            49,608
                                   Consolidated-Tomoka Land Co.                                   2,200            84,018
                                   FX Real Estate and Entertainment, Inc. (a)                     3,220               483
                                   Forestar Group, Inc. (a)                                      15,200           144,704
                                   Griffin Land & Nurseries, Inc.                                 1,400            51,604
                                   Grubb & Ellis Co.                                             14,200            17,608
                                   Hilltop Holdings, Inc. (a)                                    18,572           180,891
                                   Meruelo Maddux Properties, Inc. (a)                           17,380            21,551
                                   Resource Capital Corp.                                         8,800            33,704

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Stratus Properties, Inc. (a)                                   2,100   $        26,166
                                   Tejon Ranch Co. (a)                                            4,615           114,175
                                   Thomas Properties Group, Inc.                                  9,900            25,641
                                                                                                          ---------------
                                                                                                                  854,938
                                                                                                          ---------------
REAL ESTATE INVESTMENT TRUSTS      Acadia Realty Trust                                           13,301           189,805
(REITS) - 5.3%                     Agree Realty Corp.                                             3,400            61,642
                                   Alexander's, Inc.                                                867           220,998
                                   American Campus Communities, Inc.                             17,803           364,605
                                   American Capital Agency Corp.                                  4,300            91,848
                                   Anthracite Capital, Inc. (b)(d)                               24,500            54,635
                                   Anworth Mortgage Asset Corp.                                  35,800           230,194
                                   Arbor Realty Trust, Inc. (b)                                   5,900            17,405
                                   Ashford Hospitality Trust, Inc.                               44,880            51,612
                                   Associated Estates Realty Corp.                                6,000            54,780
                                   BioMed Realty Trust, Inc.                                     33,720           395,198
                                   CapLease, Inc.                                                18,500            32,005
                                   Capital Trust, Inc.                                            6,900            24,840
                                   Capstead Mortgage Corp.                                       23,800           256,326
                                   Care Investment Trust, Inc.                                    5,500            42,845
                                   Cedar Shopping Centers, Inc.                                  15,800           111,864
                                   Chimera Investment Corp.                                      54,000           186,300
                                   Colonial Properties Trust                                     20,100           167,433
                                   Corporate Office Properties Trust                             17,700           543,390
                                   Cousins Properties, Inc. (b)                                  18,700           258,995
                                   DCT Industrial Trust, Inc.                                    72,210           365,383
                                   DiamondRock Hospitality Co.                                   40,050           203,054
                                   Dupont Fabros Technology, Inc.                                 4,900            10,143
                                   Eastgroup Properties, Inc.                                    10,527           374,551
                                   Education Realty Trust, Inc.                                  11,800            61,596
                                   Entertainment Properties Trust                                13,780           410,644
                                   Equity Lifestyle Properties, Inc.                              8,594           329,666
                                   Equity One, Inc. (b)                                          13,600           240,720
                                   Extra Space Storage, Inc.                                     34,550           356,556
                                   FelCor Lodging Trust, Inc.                                    27,970            51,465
                                   First Industrial Realty Trust, Inc. (b)                       18,800           141,940
                                   First Potomac Realty Trust                                    10,500            97,650
                                   Franklin Street Properties Corp.                              24,900           367,275
                                   Friedman Billings Ramsey Group, Inc. Class A (a)              60,800            10,336
                                   Getty Realty Corp.                                             7,200           151,632
                                   Glimcher Realty Trust                                         16,456            46,241
                                   Gramercy Capital Corp.                                        17,202            22,019
                                   Hatteras Financial Corp.                                       6,600           175,560
                                   Healthcare Realty Trust, Inc.                                 24,700           579,956
                                   Hersha Hospitality Trust                                      17,100            51,300
                                   Highwoods Properties, Inc.                                    26,700           730,512
                                   Home Properties, Inc.                                         13,320           540,792

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Inland Real Estate Corp.                                      23,700   $       307,626
                                   Investors Real Estate Trust                                   23,700           253,827
                                   JER Investors Trust, Inc.                                      9,400             8,742
                                   Kite Realty Group Trust                                        8,340            46,370
                                   LTC Properties, Inc.                                           9,500           192,660
                                   LaSalle Hotel Properties (b)                                  17,020           188,071
                                   Lexington Corporate Properties Trust                          31,892           159,460
                                   MFA Financial, Inc.                                           80,300           472,967
                                   Maguire Properties, Inc.                                      17,600            25,696
                                   Medical Properties Trust, Inc.                                28,100           177,311
                                   Mid-America Apartment Communities, Inc.                       11,929           443,282
                                   Mission West Properties, Inc.                                  8,100            61,965
                                   Monmouth Real Estate Investment Corp. Class A                  8,200            57,400
                                   National Health Investors, Inc.                                9,229           253,151
                                   National Retail Properties, Inc.                              32,875           565,121
                                   Newcastle Investment Corp.                                    21,800            18,312
                                   NorthStar Realty Finance Corp. (b)                            23,600            92,276
                                   Omega Healthcare Investors, Inc.                              33,200           530,204
                                   One Liberty Properties, Inc.                                   3,300            29,040
                                   PS Business Parks, Inc.                                        6,208           277,249
                                   Parkway Properties, Inc.                                       6,504           117,072
                                   Pennsylvania Real Estate Investment Trust (b)                 15,032           111,988
                                   Post Properties, Inc.                                         18,586           306,669
                                   Potlatch Corp.                                                16,547           430,387
                                   RAIT Investment Trust (b)                                     25,610            66,586
                                   Ramco-Gershenson Properties Trust                              6,500            40,170
                                   Realty Income Corp. (b)                                       42,500           983,875
                                   Redwood Trust, Inc. (b)                                       13,895           207,174
                                   Saul Centers, Inc.                                             3,922           154,919
                                   Senior Housing Properties Trust                               47,914           858,619
                                   Sovran Self Storage, Inc.                                      9,180           330,480
                                   Strategic Hotel Capital, Inc.                                 32,900            55,272
                                   Sun Communities, Inc.                                          7,043            98,602
                                   Sunstone Hotel Investors, Inc.                                21,900           135,561
                                   Tanger Factory Outlet Centers, Inc.                           13,322           501,174
                                   U-Store-It Trust                                              20,470            91,092
                                   Universal Health Realty Income Trust                           4,927           162,148
                                   Urstadt Biddle Properties, Inc. Class A                        7,900           125,847
                                   Washington Real Estate Investment Trust                       22,065           624,440
                                   Winthrop Realty Trust                                          3,740            40,542
                                                                                                          ---------------
                                                                                                               18,279,058
                                                                                                          ---------------
RECREATIONAL VEHICLES &            Fleetwood Enterprises, Inc. (a)                               26,499             2,650
BOATS - 0.1%                       Marine Products Corp.                                          3,175            17,844
                                   Polaris Industries, Inc. (b)                                  13,800           395,370
                                   Winnebago Industries, Inc. (b)                                12,590            75,918
                                                                                                          ---------------
                                                                                                                  491,782
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
RENTAL & LEASING SERVICES:         Aircastle Ltd.                                                19,300   $        92,254
   COMMERCIAL - 0.1%               Electro Rent Corp.                                             8,853            98,799
                                   H&E Equipment Services, Inc. (a)                               6,800            52,428
                                   McGrath RentCorp                                               9,810           209,542
                                                                                                          ---------------
                                                                                                                  453,023
                                                                                                          ---------------
RENTAL & LEASING SERVICES:         Aaron Rents, Inc. (c)                                         19,093           508,256
   CONSUMER - 0.4%                 Amerco, Inc. (a)                                               3,900           134,667
                                   Dollar Thrifty Automotive Group, Inc. (a)                      7,195             7,843
                                   RSC Holdings, Inc. (a)                                        19,700           167,844
                                   Rent-A-Center, Inc. (a)                                       27,900           492,435
                                                                                                          ---------------
                                                                                                                1,311,045
                                                                                                          ---------------
RESTAURANTS - 1.3%                 AFC Enterprises, Inc. (a)                                     10,400            48,776
                                   BJ's Restaurants, Inc. (a)                                     7,300            78,621
                                   Bob Evans Farms, Inc.                                         13,080           267,224
                                   Buffalo Wild Wings, Inc. (a)(b)                                7,550           193,657
                                   CEC Entertainment, Inc. (a)                                    8,550           207,337
                                   CKE Restaurants, Inc.                                         21,600           187,488
                                   California Pizza Kitchen, Inc. (a)                             9,050            97,016
                                   The Cheesecake Factory, Inc. (a)                              25,200           254,520
                                   Cracker Barrel Old Country Store, Inc.                         9,400           193,546
                                   Denny's Corp. (a)                                             39,100            77,809
                                   DineEquity, Inc. (b)                                           7,148            82,631
                                   Domino's Pizza, Inc. (a)                                      16,250            76,538
                                   Einstein Noah Restaurant Group, Inc. (a)                       1,600             9,200
                                   Jack in the Box, Inc. (a)                                     24,736           546,418
                                   Krispy Kreme Doughnuts, Inc. (a)(b)                           23,300            39,144
                                   Landry's Restaurants, Inc.                                     5,496            63,754
                                   Luby's, Inc. (a)                                               8,900            37,291
                                   O'Charleys, Inc.                                               7,484            14,968
                                   P.F. Chang's China Bistro, Inc. (a)                           10,208           213,756
                                   Papa John's International, Inc. (a)                            9,296           171,325
                                   Red Robin Gourmet Burgers, Inc. (a)                            6,600           111,078
                                   Ruby Tuesday, Inc. (a)                                        21,400            33,384
                                   Ruth's Hospitality Group, Inc. (a)                             9,200            12,696
                                   Sonic Corp. (a)                                               25,320           308,144
                                   The Steak n Shake Co. (a)                                     11,728            69,782
                                   Texas Roadhouse, Inc. Class A (a)                             21,600           167,400
                                   Wendy's                                                      165,652           818,321
                                                                                                          ---------------
                                                                                                                4,381,824
                                                                                                          ---------------
RETAIL - 2.5%                      1-800-FLOWERS.COM, Inc. Class A (a)                           10,824            41,348
                                   99 Cents Only Stores (a)                                      19,900           217,507
                                   America's Car Mart, Inc. (a)                                   4,400            60,764
                                   Asbury Automotive Group, Inc.                                 13,200            60,324
                                   Aeropostale, Inc. (a)                                         28,075           452,007
                                   bebe Stores, Inc.                                             15,900           118,773
                                   Bidz.com, Inc. (a)(b)                                          2,800            12,880

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Big 5 Sporting Goods Corp.                                     9,000   $        46,890
                                   Blockbuster, Inc. Class A (a)(b)                              75,600            95,256
                                   Blue Nile, Inc. (a)(b)                                         5,700           139,593
                                   Borders Group, Inc.                                           25,000            10,000
                                   Brown Shoe Co., Inc.                                          17,527           148,454
                                   The Buckle, Inc.                                               9,809           214,032
                                   Build-A-Bear Workshop, Inc. (a)                                7,500            36,450
                                   Cabela's, Inc. Class A (a)(b)                                 16,200            94,446
                                   Cache, Inc. (a)                                                4,650             9,393
                                   Casual Male Retail Group, Inc. (a)                            14,500             7,540
                                   The Cato Corp. Class A                                        11,395           172,065
                                   Central Garden & Pet Co. Class A (a)                          26,634           157,141
                                   Charlotte Russe Holding, Inc. (a)                              9,100            59,059
                                   Charming Shoppes, Inc. (a)                                    48,540           118,438
                                   Chico's FAS, Inc. (a)                                         74,400           310,992
                                   The Children's Place Retail Stores, Inc. (a)                   9,885           214,307
                                   Christopher & Banks Corp.                                     14,928            83,597
                                   Coldwater Creek, Inc. (a)                                     23,500            66,975
                                   Collective Brands, Inc. (a)                                   26,700           312,924
                                   Conn's, Inc. (a)(b)                                            4,000            33,920
                                   Dillard's, Inc. Class A (b)                                   22,200            88,134
                                   Dress Barn, Inc. (a)                                          18,890           202,879
                                   drugstore.com, Inc. (a)                                       34,400            42,656
                                   Ezcorp, Inc. (a)                                              16,200           246,402
                                   FGX International Holdings Ltd. (a)                            5,700            78,318
                                   Fred's, Inc.                                                  16,935           182,221
                                   GSI Commerce, Inc. (a)                                        10,100           106,252
                                   Gaiam, Inc. (a)                                                7,400            34,188
                                   Genesco, Inc. (a)                                              8,238           139,387
                                   Group 1 Automotive, Inc.                                       9,632           103,737
                                   Gymboree Corp. (a)                                            11,958           311,984
                                   Hibbett Sports, Inc. (a)                                      12,075           189,698
                                   Hot Topic, Inc. (a)                                           18,581           172,246
                                   Insight Enterprises, Inc. (a)                                 19,398           133,846
                                   Jo-Ann Stores, Inc. (a)                                       10,805           167,369
                                   Jos. A. Bank Clothiers, Inc. (a)                               7,733           202,218
                                   Lawson Products, Inc.                                          1,888            43,141
                                   Lumber Liquidators, Inc. (a)                                   4,200            44,352
                                   MarineMax, Inc. (a)                                            6,800            23,052
                                   Men's Wearhouse, Inc.                                         21,700           293,818
                                   New York & Co. (a)                                             9,300            21,576
                                   Overstock.com, Inc. (a)                                        6,400            68,992
                                   PC Connection, Inc. (a)                                        2,900            14,848
                                   PC Mall, Inc. (a)                                              4,600            18,446
                                   Pacific Sunwear of California, Inc. (a)                       28,200            44,838
                                   The Pantry, Inc. (a)                                           9,400           201,630

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   The Pep Boys - Manny, Moe & Jack                              17,410   $        71,903
                                   PetMed Express, Inc. (a)                                      10,100           178,063
                                   Pier 1 Imports, Inc. (a)                                      36,699            13,579
                                   PriceSmart, Inc.                                               6,000           123,960
                                   Retail Ventures, Inc. (a)                                     11,800            40,946
                                   Rush Enterprises, Inc. Class A (a)                            13,900           119,123
                                   Russ Berrie & Co., Inc. (a)                                    6,147            18,257
                                   Sally Beauty Co., Inc. (a)                                    39,000           221,910
                                   School Specialty, Inc. (a)                                     8,154           155,904
                                   Shutterfly, Inc. (a)                                           8,100            56,619
                                   Sonic Automotive, Inc.                                        10,800            42,984
                                   Stage Stores, Inc.                                            15,850           130,763
                                   Stamps.com, Inc. (a)                                           6,303            61,958
                                   Stein Mart, Inc. (a)                                          10,424            11,779
                                   Syms Corp. (a)                                                 2,700            23,976
                                   Systemax, Inc.                                                 4,600            49,542
                                   The Talbots, Inc. (b)                                         10,100            24,139
                                   Tractor Supply Co. (a)                                        14,000           505,960
                                   Tuesday Morning Corp. (a)                                     12,390            20,196
                                   Tween Brands, Inc. (a)                                        10,666            46,077
                                   Volcom, Inc. (a)                                               7,800            85,020
                                   The Wet Seal, Inc. Class A (a)                                39,500           117,315
                                   Zale Corp. (a)(b)                                             13,500            44,955
                                   Zumiez, Inc. (a)                                               8,100            60,345
                                                                                                          ---------------
                                                                                                                8,696,576
                                                                                                          ---------------
SAVINGS & LOAN - 1.4%              Anchor Bancorp Wisconsin, Inc.                                 8,337            23,010
                                   Bank Mutual Corp.                                             19,938           230,085
                                   Berkshire Hills Bancorp, Inc.                                  4,600           141,956
                                   Brookline Bancorp, Inc.                                       24,587           261,852
                                   Brooklyn Federal Bancorp, Inc.                                 2,400            33,720
                                   Danvers Bancorp, Inc.                                          7,700           102,949
                                   Dime Community Bancshares, Inc.                                9,749           129,662
                                   ESSA Bancorp, Inc.                                             7,400           104,562
                                   First Financial Holdings, Inc.                                 4,826            97,678
                                   First Financial Northwest, Inc.                                9,400            87,796
                                   First Niagara Financial Group, Inc.                           49,853           806,123
                                   First Place Financial Corp.                                    7,500            28,725
                                   FirstFed Financial Corp. (a)(b)                                5,900            10,325
                                   Flagstar Bancorp, Inc. (a)                                    18,150            12,887
                                   Flushing Financial Corp.                                       8,875           106,145
                                   Guaranty Financial Group, Inc. (a)(b)                         33,900            88,479
                                   Home Federal Bancorp, Inc.                                     2,700            28,944
                                   IBERIABANK Corp.                                               6,750           324,000
                                   Kearny Financial Corp.                                         7,300            93,440
                                   Meridian Interstate Bancorp, Inc. (a)                          4,300            39,775
                                   NASB Financial, Inc.                                           1,100            29,700

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   NewAlliance Bancshares, Inc.                                  45,700   $       601,869
                                   Northwest Bancorp, Inc.                                        7,067           151,092
                                   OceanFirst Financial Corp.                                     3,700            61,420
                                   Ocwen Financial Corp. (a)                                     13,665           125,445
                                   Provident Financial Services, Inc.                            25,258           386,447
                                   Provident New York Bancorp                                    16,589           205,704
                                   Rockville Financial, Inc.                                      3,000            41,910
                                   Roma Financial Corp.                                           3,200            40,288
                                   Sterling Financial Corp.                                      21,743           191,338
                                   United Community Financial Corp.                               9,314             8,383
                                   ViewPoint Financial Group                                      4,600            73,830
                                   W Hldg Co., Inc.                                                 996            10,259
                                   Westfield Financial, Inc.                                     13,112           135,316
                                                                                                          ---------------
                                                                                                                4,815,114
                                                                                                          ---------------
SECURITIES BROKERAGE &             Diamond Hill Investments Group                                   800            52,000
SERVICES - 0.5%                    GFI Group, Inc.                                               27,300            96,642
                                   Gladstone Investment Corp.                                    11,000            54,010
                                   International Assets Holding Corp., Inc. (a)                   1,700            14,586
                                   KBW, Inc. (a)(b)                                              10,800           248,400
                                   Knight Capital Group, Inc. Class A (a)                        39,500           637,925
                                   LaBranche & Co., Inc. (a)                                     21,100           101,069
                                   Ladenburg Thalmann Financial Services, Inc. (a)               42,000            30,240
                                   MarketAxess Holdings, Inc. (a)                                12,800           104,448
                                   optionsXpress Holdings, Inc. (c)                              17,500           233,800
                                   Penson Worldwide, Inc. (a)                                     6,900            52,578
                                   SWS Group, Inc.                                               10,306           195,299
                                   Thomas Weisel Partners Group, Inc. (a)                         9,200            43,424
                                                                                                          ---------------
                                                                                                                1,864,421
                                                                                                          ---------------
SERVICES: COMMERCIAL - 3.4%        ABM Industries, Inc. (c)                                      18,070           344,233
                                   AMN Healthcare Services, Inc. (a)                             14,005           118,482
                                   Administaff, Inc.                                              9,161           198,610
                                   The Advisory Board Co. (a)                                     7,000           156,100
                                   Ambassadors Group, Inc.                                        7,900            72,680
                                   CBIZ, Inc. (a)                                                18,453           159,618
                                   CDI Corp.                                                      5,501            71,183
                                   CRA International, Inc. (a)                                    4,700           126,571
                                   Casella Waste Systems, Inc. (a)                                9,278            37,854
                                   Chemed Corp.                                                   9,472           376,701
                                   CoStar Group, Inc. (a)(b)                                      8,250           271,755
                                   Coinstar, Inc. (a)                                            11,792           230,062
                                   Cornell Cos., Inc. (a)                                         4,800            89,232
                                   Cross Country Healthcare, Inc. (a)                            12,700           111,633
                                   Dice Holdings, Inc. (a)                                        6,500            26,520
                                   DynCorp. International, Inc. (a)                              10,200           154,734
                                   Exponent, Inc. (a)                                             6,104           183,608
                                   First Advantage Corp. Class A (a)                              4,200            59,430

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Forrester Research, Inc. (a)                                   6,581   $       185,650
                                   G&K Services, Inc. Class A                                     8,177           165,339
                                   The Geo Group, Inc. (a)                                       21,500           387,645
                                   Gevity HR, Inc.                                               11,400            17,214
                                   Global Sources Ltd. (a)                                        5,898            32,144
                                   Global Traffic Network, Inc. (a)                               4,900            28,616
                                   Heidrick & Struggles International, Inc.                       7,358           158,491
                                   Hudson Highland Group, Inc. (a)                               10,300            34,505
                                   ICF International, Inc. (a)                                    2,900            71,253
                                   ICT Group, Inc. (a)                                            4,100            18,778
                                   Jackson Hewitt Tax Service, Inc.                              12,000           188,280
                                   Kelly Services, Inc. Class A                                  10,868           141,393
                                   Kforce, Inc. (a)                                              12,700            97,536
                                   The Knot, Inc. (a)                                            11,700            97,344
                                   Korn/Ferry International (a)                                  19,168           218,899
                                   Liquidity Services, Inc. (a)                                   6,000            49,980
                                   MAXIMUS, Inc.                                                  7,504           263,465
                                   MPS Group, Inc. (a)                                           39,005           293,708
                                   Midas, Inc. (a)                                                5,742            60,234
                                   Monro Muffler, Inc.                                            6,950           177,225
                                   Navigant Consulting, Inc. (a)                                 20,323           322,526
                                   Net 1 UEPS Technologies, Inc. (a)                             20,100           275,370
                                   Nutri/System, Inc. (b)                                        12,900           188,211
                                   On Assignment, Inc. (a)                                       15,300            86,751
                                   Orbitz Worldwide, Inc. (a)                                    14,600            56,648
                                   PHH Corp. (a)                                                 22,864           291,059
                                   PRG-Schultz International, Inc. (a)                            6,200            25,296
                                   Perficient, Inc. (a)                                          13,200            63,096
                                   Pre-Paid Legal Services, Inc. (a)                              3,260           121,565
                                   The Providence Service Corp. (a)                               5,000             7,250
                                   Regis Corp.                                                   17,800           258,634
                                   Resources Connection, Inc. (a)                                19,132           313,382
                                   Rollins, Inc.                                                 17,153           310,126
                                   Spherion Corp. (a)                                            22,629            50,010
                                   Standard Parking Corp. (a)                                     3,600            69,624
                                   Steiner Leisure Ltd. (a)                                       6,700           197,784
                                   TeleTech Holdings, Inc. (a)                                   16,189           135,178
                                   Tetra Tech, Inc. (a)                                          24,731           597,254
                                   TrueBlue, Inc. (a)                                            18,822           180,127
                                   Unifirst Corp.                                                 5,900           175,171
                                   Viad Corp.                                                     8,600           212,764
                                   Volt Information Sciences, Inc. (a)                            5,538            40,040
                                   Waste Connections, Inc. (a)                                   33,427         1,055,290
                                   Waste Services, Inc. (a)                                       8,533            56,147
                                   Watson Wyatt Worldwide, Inc.                                  17,915           856,695
                                   World Fuel Services Corp.                                     12,100           447,700
                                                                                                          ---------------
                                                                                                               11,870,403
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
SHIPPING - 0.5%                    American Commercial Lines, Inc. (a)                           15,200   $        74,480
                                   DHT Maritime, Inc.                                            17,000            94,180
                                   Eagle Bulk Shipping, Inc. (b)                                 19,900           135,718
                                   Genco Shipping & Trading Ltd. (b)                             10,400           153,920
                                   General Maritime Corp.                                        20,240           218,592
                                   Golar LNG Ltd.                                                14,600            98,696
                                   Gulfmark Offshore, Inc. (a)                                    8,900           211,731
                                   Horizon Lines, Inc. Class A (b)                               12,400            43,276
                                   International Shipholding Corp.                                2,500            63,325
                                   Knightsbridge Tankers Ltd.                                     7,300           106,945
                                   Nordic American Tanker Shipping Ltd.                          14,400           486,000
                                   Ship Finance International Ltd. (b)                           17,400           192,270
                                   TBS International Ltd. (a)                                     4,700            47,141
                                                                                                          ---------------
                                                                                                                1,926,274
                                                                                                          ---------------
SHOES - 0.6%                       Crocs, Inc. (a)(b)                                            37,100            46,004
                                   DSW, Inc. Class A (a)                                          5,800            72,268
                                   Deckers Outdoor Corp. (a)                                      5,500           439,285
                                   The Finish Line, Inc. Class A                                 18,080           101,248
                                   Iconix Brand Group, Inc. (a)                                  24,200           236,676
                                   K-Swiss, Inc. Class A                                         10,696           121,934
                                   Kenneth Cole Productions, Inc. Class A                         3,692            26,139
                                   Shoe Carnival, Inc. (a)                                        3,700            35,335
                                   Skechers U.S.A., Inc. Class A (a)                             13,555           173,775
                                   Steven Madden Ltd. (a)                                         7,468           159,218
                                   Timberland Co. Class A (a)                                    19,700           227,535
                                   Weyco Group, Inc.                                              2,700            89,235
                                   Wolverine World Wide, Inc.                                    20,908           439,904
                                                                                                          ---------------
                                                                                                                2,168,556
                                                                                                          ---------------
STEEL - 0.0%                       China Precision Steel, Inc. (a)                                7,100             8,875
                                   General Steel Holdings, Inc. (a)(b)                            3,800            14,972
                                   Olympic Steel, Inc.                                            3,900            79,443
                                   Sutor Technology Group Ltd. (a)                                3,200             7,392
                                   Universal Stainless & Alloy Products, Inc. (a)                 2,800            40,572
                                                                                                          ---------------
                                                                                                                  151,254
                                                                                                          ---------------
SUGAR - 0.0%                       Imperial Sugar Co. New Shares                                  5,200            74,568
                                                                                                          ---------------
TELECOMMUNICATIONS                 Airvana, Inc. (a)                                             10,000            61,200
EQUIPMENT - 0.6%                   Applied Signal Technology, Inc.                                5,400            96,876
                                   Arris Group, Inc. (a)                                         51,600           410,220
                                   Audiovox Corp. Class A (a)                                     6,585            32,991
                                   Belden, Inc.                                                  18,961           395,906
                                   Mastec, Inc. (a)                                              17,700           204,966
                                   OpNext, Inc. (a)                                               7,900            13,825
                                   Plantronics, Inc.                                             20,199           266,627
                                   Polycom, Inc. (a)                                             36,800           497,168
                                   Powerwave Technologies, Inc. (a)                              55,677            27,839
                                   Preformed Line Products Co.                                      900            41,436

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Symmetricom, Inc. (a)                                         19,000   $        75,050
                                                                                                          ---------------
                                                                                                                2,124,104
                                                                                                          ---------------
TEXTILE PRODUCTS - 0.0%            Interface, Inc. Class A                                       22,021           102,177
                                   Unifi, Inc. (a)                                               19,300            54,426
                                                                                                          ---------------
                                                                                                                  156,603
                                                                                                          ---------------
TEXTILES APPAREL                   American Apparel, Inc. (a)(b)                                 14,000            27,860
MANUFACTURERS - 0.6%               Carter's, Inc. (a)                                            23,800           458,388
                                   Cherokee, Inc.                                                 3,100            53,785
                                   Columbia Sportswear Co. (b)                                    4,800           169,776
                                   G-III Apparel Group, Ltd. (a)                                  5,900            37,701
                                   J. Crew Group, Inc. (a)                                       17,970           219,234
                                   Lululemon Athletica, Inc. (a)(b)                               7,400            58,682
                                   Maidenform Brands, Inc. (a)                                    9,300            94,395
                                   Oxford Industries, Inc.                                        6,242            54,742
                                   Perry Ellis International, Inc. (a)                            5,350            33,919
                                   Quiksilver, Inc. (a)                                          52,100            95,864
                                   True Religion Apparel, Inc. (a)                                7,300            90,812
                                   Under Armour, Inc. Class A (a)(b)                             13,900           331,376
                                   The Warnaco Group, Inc. (a)                                   19,100           374,933
                                                                                                          ---------------
                                                                                                                2,101,467
                                                                                                          ---------------
TIRES & RUBBER - 0.1%              Cooper Tire & Rubber Co.                                      24,300           149,688
                                   Titan International, Inc.                                     14,425           119,006
                                                                                                          ---------------
                                                                                                                  268,694
                                                                                                          ---------------
TOBACCO - 0.2%                     Alliance One International, Inc. (a)                          39,655           116,586
                                   Schweitzer-Mauduit International, Inc.                         6,520           130,530
                                   Star Scientific, Inc. (a)                                     27,600           105,708
                                   Universal Corp.                                               10,656           318,295
                                   Vector Group Ltd. (b)                                         13,591           185,109
                                                                                                          ---------------
                                                                                                                  856,228
                                                                                                          ---------------
TOYS - 0.3%                        Jakks Pacific, Inc. (a)                                       11,530           237,864
                                   Leapfrog Enterprises, Inc. (a)                                14,646            51,261
                                   Marvel Entertainment, Inc. (a)                                20,500           630,375
                                                                                                          ---------------
                                                                                                                  919,500
                                                                                                          ---------------
TRANSPORTATION                     CAI International, Inc. (a)                                    3,000             9,510
MISCELLANEOUS - 0.2%               Celadon Group, Inc. (a)                                        9,500            81,035
                                   Dynamex, Inc. (a)                                              3,800            56,050
                                   HUB Group, Inc. Class A (a)                                   15,600           413,868
                                   Odyssey Marine Exploration, Inc. (a)                          19,100            61,502
                                   Pacer International, Inc.                                     14,700           153,321
                                   Textainer Group Holdings Ltd.                                  4,000            42,400
                                   Ultrapetrol Bahamas Ltd. (a)                                  10,300            32,857
                                                                                                          ---------------
                                                                                                                  850,543
                                                                                                          ---------------
TRUCKERS - 0.7%                    Arkansas Best Corp.                                            9,541           287,280
                                   Forward Air Corp.                                             12,232           296,871
                                   Heartland Express, Inc.                                       23,573           371,510
                                   Knight Transportation, Inc.                                   24,162           389,491

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Marten Transport Ltd. (a)                                      6,550   $       124,188
                                   Old Dominion Freight Line, Inc. (a)                           11,625           330,848
                                   Patriot Transportation Holding, Inc. (a)                         500            35,035
                                   Saia, Inc. (a)                                                 5,881            63,868
                                   Universal Truckload Services, Inc. (a)                         1,900            26,904
                                   Werner Enterprises, Inc.                                      18,000           312,120
                                   YRC Worldwide, Inc. (a)(b)                                    24,300            69,741
                                                                                                          ---------------
                                                                                                                2,307,856
                                                                                                          ---------------
UTILITIES: ELECTRICAL - 2.3%       Allete, Inc.                                                  10,966           353,873
                                   Avista Corp.                                                  21,875           423,937
                                   Black Hills Corp.                                             16,200           436,752
                                   CH Energy Group, Inc. (c)                                      6,489           333,470
                                   Central Vermont Public Service Corp.                           5,000           119,300
                                   Cleco Corp.                                                   25,067           572,280
                                   El Paso Electric Co. (a)                                      18,508           334,810
                                   The Empire District Electric Co.                              13,968           245,837
                                   IDACORP, Inc.                                                 19,100           562,495
                                   ITC Holdings Corp.                                            20,600           899,808
                                   MGE Energy, Inc.                                               9,145           301,785
                                   NorthWestern Corp.                                            15,600           366,132
                                   Otter Tail Corp.                                              14,786           344,957
                                   PNM Resources, Inc.                                           34,700           349,776
                                   Pike Electric Corp. (a)                                        6,900            84,870
                                   Portland General Electric Co.                                 26,200           510,114
                                   UIL Holdings Corp.                                            10,367           311,321
                                   Unisource Energy Corp.                                        14,483           425,221
                                   Westar Energy, Inc.                                           43,900           900,389
                                                                                                          ---------------
                                                                                                                7,877,127
                                                                                                          ---------------
UTILITIES:                         Chesapeake Utilities Corp.                                     2,800            88,144
GAS DISTRIBUTORS - 1.4%            The Laclede Group, Inc.                                        9,148           428,492
                                   New Jersey Resources Corp.                                    17,661           694,960
                                   Nicor, Inc.                                                   18,900           656,586
                                   Northwest Natural Gas Co.                                     10,899           482,063
                                   Piedmont Natural Gas Co.                                      30,600           969,102
                                   South Jersey Industries, Inc.                                 12,232           487,445
                                   Southwest Gas Corp.                                           17,890           451,186
                                   WGL Holdings, Inc.                                            20,700           676,683
                                                                                                          ---------------
                                                                                                                4,934,661
                                                                                                          ---------------
UTILITIES:                         Alaska Communications Systems Group, Inc. (b)                 18,300           171,654
TELECOMMUNICATIONS - 0.9%          Atlantic Tele-Network, Inc.                                    3,900           103,545
                                   Centennial Communications Corp. (a)                           27,826           224,278
                                   Cincinnati Bell, Inc. (a)                                    100,400           193,772
                                   Consolidated Communications Holdings, Inc.                     9,535           113,276
                                   FairPoint Communications, Inc.                                37,793           123,961
                                   FiberTower Corp. (a)                                          46,850             7,496
                                   General Communication, Inc. Class A (a)                       18,639           150,790

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           COMMON STOCKS                                             SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
                                   Global Crossing Ltd. (a)                                      10,800   $        85,752
                                   Globalstar, Inc. (a)                                          18,000             3,600
                                   Hungarian Telephone & Cable Corp. (a)                          1,300            11,180
                                   ICO Global Communications Holdings Ltd. (a)                   42,700            48,251
                                   IDT Corp. Class B (a)                                         18,200             7,280
                                   Ibasis, Inc. (a)                                              10,600            14,946
                                   Iowa Telecommunications Services, Inc.                        13,600           194,208
                                   iPCS, Inc. (a)                                                 7,100            48,706
                                   NTELOS Holdings Corp.                                         12,300           303,318
                                   Neutral Tandem, Inc. (a)                                       6,900           111,918
                                   ORBCOMM, Inc. (a)(b)                                          12,200            26,352
                                   PAETEC Holding Corp. (a)                                      51,020            73,469
                                   Premiere Global Services, Inc. (a)                            25,600           220,416
                                   RCN Corp. (a)                                                 15,500            91,450
                                   Shenandoah Telecom Co.                                         9,700           272,085
                                   TW Telecom, Inc. (a)                                          61,800           523,446
                                   USA Mobility, Inc.                                            10,020           115,931
                                   Virgin Mobile USA, Inc. (a)                                   10,600             8,904
                                                                                                          ---------------
                                                                                                                3,249,984
                                                                                                          ---------------
UTILITIES: WATER - 0.3%            American States Water Co.                                      7,285           240,259
                                   California Water Service Group                                 8,296           385,183
                                   Connecticut Water Service, Inc.                                3,500            82,635
                                   Consolidated Water Co., Inc.                                   6,000            75,000
                                   Middlesex Water Co.                                            5,500            94,765
                                   SJW Corp.                                                      5,448           163,113
                                   Southwest Water Co.                                           10,083            32,467
                                                                                                          ---------------
                                                                                                                1,073,422
                                                                                                          ---------------
WHOLESALERS - 0.2%                 Brightpoint, Inc. (a)                                         20,630            89,740
                                   Chindex International Inc. (a)                                 4,900            38,955
                                   Houston Wire & Cable Co.                                       7,400            68,894
                                   MWI Veterinary Supply, Inc. (a)                                4,400           118,624
                                   Prestige Brands Holdings, Inc. (a)                            14,400           151,920
                                   United Stationers, Inc. (a)                                    9,369           313,768
                                                                                                          ---------------
                                                                                                                  781,901
                                                                                                          ---------------
                                   TOTAL COMMON STOCKS - 90.4%                                                311,768,114
                                                                                                          ---------------
                                   INVESTMENT COMPANIES
                                   BlackRock Kelso Capital Corp. (d)                              4,400            43,384
                                   Gladstone Capital Corp. (b)                                    8,700            70,383
                                   Hercules Technology Growth Capital, Inc.                      13,600           107,712
                                   Kayne Anderson Energy Development Co.                          4,200            31,542
                                   Patriot Capital Funding, Inc.                                  9,800            35,672
                                   Pennantpark Investment Corp.                                   8,500            30,685
                                   Prospect Capital Corp. (b)                                    11,400           136,458
                                                                                                          ---------------
                                   TOTAL INVESTMENT COMPANIES - 0.1%                                              455,836
                                                                                                          ---------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                           WARRANTS (e)                                              SHARES            VALUE
--------------------------------   ---------------------------------------------------   --------------   ---------------
COMMUNICATIONS
TECHNOLOGY - 0.0%                  Lantronix, Inc. (expires 2/09/11)                                138   $             0
                                                                                                          ---------------

ENERGY MISCELLANEOUS - 0.0%        GreenHunter Energy, Inc. (expires 8/27/11) (b)(f)                180                 0
                                                                                                          ---------------
                                   TOTAL WARRANTS - 0.0%                                                                0
                                                                                                          ---------------
                                   OTHER INTERESTS (G)
OIL: CRUDE PRODUCERS - 0.0%        PetroCorp Inc. (Escrow Shares) (h)                               500                 0
                                                                                                          ---------------
                                   TOTAL OTHER INTERESTS - 0.0%                                                         0
                                                                                                          ---------------
                                   TOTAL LONG-TERM INVESTMENTS (COST - $404,884,567)
                                      - 90.5%                                                                 312,223,950
                                                                                                          ---------------

                                                                                           BENEFICIAL
                                                                                            INTEREST
                                   SHORT-TERM SECURITIES                                      (000)
                                   ---------------------------------------------------   --------------
                                   BlackRock Liquidity Series, LLC Cash Sweep Series,
                                      1.64% (d)(i)                                       $       33,515        33,514,609
                                   BlackRock Liquidity Series, LLC Money Market
                                      Series, 0.80% (d)(i)(j)                                    24,644        24,644,202
                                                                                                          ---------------
                                   TOTAL SHORT-TERM SECURITIES (COST - $58,158,811)
                                      - 16.9%                                                                  58,158,811
                                                                                                          ---------------
                                   TOTAL INVESTMENTS (COST - $463,043,378*) - 107.4%                          370,382,761
                                   LIABILITIES IN EXCESS OF OTHER ASSETS - (7.4)%                             (25,662,641)
                                                                                                          ---------------
                                   NET ASSETS - 100.0%                                                    $   344,720,120
                                                                                                          ===============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost                  $ 484,047,076
                                =============
Gross unrealized appreciation   $  35,373,591
Gross unrealized depreciation    (149,037,906)
                                -------------
Net unrealized depreciation     $(113,664,315)
                                =============

(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c) All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

(d) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      PURCHASE       SALE       REALIZED
AFFILIATE                                               COST         COST         LOSS       INCOME
---------                                             --------   -----------    --------   ----------
Anthracite Capital, Inc.                              $ 62,886   $   166,460    $(68,727)  $   24,910
BlackRock Kelso Capital Corp.                         $ 18,400   $     6,168    $   (524)  $    5,848
BlackRock Liquidity Series, LLC Cash Sweep Series     $287,816*           --          --   $  580,110
BlackRock Liquidity Series, LLC Money Market Series         --   $59,164,615**        --   $1,200,163

*    Represents net purchase cost.

**   Represents net sale cost.

(e) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(f) Restricted security as to resale, representing 0.0% of net assets, was as follows:

                                   ACQUISITION
ISSUE                                  DATE      COST   VALUE
-----                              -----------   ----   -----
GreenHunter Energy, Inc.             6/27/08      $--    $--

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC
SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

(g) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(h) Security is fair valued in accordance with the Series' fair valuation policy.

(i)  Represents the current yield as of report date.

(j)  Security was purchased with the cash proceeds from securities loans.

- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2008 were as follows:

                                 EXPIRATION       FACE       UNREALIZED
CONTRACTS          ISSUE            DATE         VALUE      APPRECIATION
---------   ------------------   ----------   -----------   ------------
   683      Russell 2000 Index   March 2009   $31,631,628    $2,374,942

- Effective January 1, 2008, the Series adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

          - Level 1 - price quotations in active markets/exchanges for identical securities

          - Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

          - Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Series' own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Series' investments:

            INVESTMENTS IN   OTHER FINANCIAL
VALUATION     SECURITIES       INSTRUMENTS*
  INPUTS        ASSETS            ASSETS
---------   --------------   ---------------
Level 1      $312,223,950      $2,374,942
Level 2        58,158,811              --
Level 3                --              --
             ------------      ----------
TOTAL        $370,382,761      $2,374,942
             ============      ==========

*    Other financial instruments are futures.

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
AUSTRALIA - 5.4%

AIR FREIGHT & LOGISTICS - 0.0%            Toll Holdings Ltd.                                     56,456   $       243,921
                                                                                                          ---------------
AIRLINES - 0.0%                           Qantas Airways Ltd.                                    71,345           131,439
                                                                                                          ---------------
BEVERAGES - 0.2%                          Coca-Cola Amatil Ltd.                                  47,908           307,862
                                          Foster's Group Ltd.                                   166,479           640,291
                                          Lion Nathan Ltd.                                       17,836           102,464
                                                                                                          ---------------
                                                                                                                1,050,617
                                                                                                          ---------------
BIOTECHNOLOGY - 0.2%                      CSL Ltd.                                               49,786         1,174,045
                                                                                                          ---------------
CAPITAL MARKETS - 0.1%                    Macquarie Group Ltd.                                   25,214           511,727
                                          Perpetual Trustees Australia Ltd.                       1,777            46,477
                                                                                                          ---------------
                                                                                                                  558,204
                                                                                                          ---------------
CHEMICALS - 0.1%                          Incitec Pivot Ltd.                                    143,533           251,593
                                          Nufarm Ltd.                                             7,277            53,655
                                          Orica Ltd.                                             27,591           270,760
                                                                                                          ---------------
                                                                                                                  576,008
                                                                                                          ---------------
COMMERCIAL BANKS - 1.4%                   Australia & New Zealand Banking Group Ltd.            170,965         1,845,773
                                          Bendigo and Adelaide Bank Ltd.                         20,287           156,949
                                          Commonwealth Bank of Australia Ltd.                   123,368         2,538,358
                                          National Australia Bank Ltd.                          158,209         2,325,934
                                          Westpac Banking Corp.                                 232,966         2,794,129
                                                                                                          ---------------
                                                                                                                9,661,143
                                                                                                          ---------------
COMMERCIAL SERVICES & SUPPLIES - 0.1%     Brambles Ltd.                                         118,982           618,176
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING - 0.0%         Leighton Holdings Ltd.                                 11,839           230,043
                                                                                                          ---------------
CONSTRUCTION MATERIALS - 0.0%             Boral Ltd.                                             46,639           151,048
                                          James Hardie Industries NV                             31,616           103,544
                                                                                                          ---------------
                                                                                                                  254,592
                                                                                                          ---------------
CONTAINERS & PACKAGING - 0.0%             Amcor Ltd.                                             71,378           290,066
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.0%     Australian Stock Exchange Ltd.                         13,605           318,021
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Telstra Corp. Ltd.                                    354,396           948,731
                                                                                                          ---------------
SERVICES - 0.1%

ENERGY EQUIPMENT & SERVICES - 0.0%        WorleyParsons Ltd.                                     13,235           132,032
                                                                                                          ---------------
FOOD & STAPLES RETAILING - 0.4%           Metcash Ltd.                                           58,380           178,746
                                          Wesfarmers Ltd. NPV                                    50,712           640,079
                                          Wesfarmers Ltd. NPV PPS                                12,455           157,126
                                          Woolworths Ltd.                                       103,023         1,920,988
                                                                                                          ---------------
                                                                                                                2,896,939
                                                                                                          ---------------
FOOD PRODUCTS - 0.0%                      Goodman Fielder Ltd.                                   77,271            71,832
                                                                                                          ---------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%   Cochlear Ltd.                                           3,890           150,696
                                                                                                          ---------------
HEALTH CARE PROVIDERS & SERVICES - 0.0%   Sonic Healthcare Ltd.                                  31,035           316,185
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.1%      Aristocrat Leisure Ltd.                                22,855            62,186
                                          Crown Ltd.                                             33,445           140,094
                                          Tabcorp Holdings Ltd.                                  40,947           200,337
                                          Tatts Group Ltd.                                       98,432           192,195
                                                                                                          ---------------
                                                                                                                  594,812
                                                                                                          ---------------
IT SERVICES - 0.0%                        Computershare Ltd.                                     33,896           185,213
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES - 0.0%           CSR Ltd.                                               92,805           114,789
                                                                                                          ---------------
INSURANCE - 0.5%                          AMP Ltd.                                              158,343           603,728

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          AXA Asia Pacific Holdings Ltd.                         60,500   $       210,289
                                          Insurance Australia Group Ltd.                        147,253           401,312
                                          QBE Insurance Group Ltd.                               84,374         1,524,918
                                          Suncorp-Metway Ltd.                                    75,710           446,258
                                                                                                          ---------------
                                                                                                                3,186,505
                                                                                                          ---------------
MEDIA - 0.0%                              Fairfax Media Ltd.                                    105,523           121,075
                                                                                                          ---------------
METALS & MINING - 1.2%                    Alumina Ltd.                                          100,776           101,530
                                          BHP Billiton Ltd.                                     280,586         5,960,817
                                          BlueScope Steel Ltd.                                   59,588           146,402
                                          Fortescue Metals Group Ltd. (a)                       109,670           149,543
                                          Newcrest Mining Ltd.                                   37,808           899,938
                                          OZ Mineral Ltd. (b)                                   230,335            26,497
                                          OneSteel Ltd.                                          66,281           114,616
                                          Rio Tinto Ltd.                                         24,427           654,589
                                          Sims Metal Management Ltd.                             11,875           145,343
                                                                                                          ---------------
                                                                                                                8,199,275
                                                                                                          ---------------
MULTI-UTILITIES - 0.1%                    AGL Energy Ltd.                                        37,661           401,527
                                                                                                          ---------------
MULTILINE RETAIL - 0.0%                   Harvey Norman Holdings Ltd.                            44,194            82,017
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.4%        Caltex Australia Ltd.                                  12,081            61,049
                                          Origin Energy Ltd.                                     74,071           835,411
                                          Santos Ltd.                                            51,987           544,716
                                          Woodside Petroleum Ltd.                                40,622         1,051,188
                                                                                                          ---------------
                                                                                                                2,492,364
                                                                                                          ---------------
REAL ESTATE INVESTMENT TRUSTS             CFS Retail Property Trust                             148,618           195,358
(REITS) - 0.4%                            DB RREEF Trust                                        198,135           113,456
                                          General Property Trust                                404,333           263,655
                                          Goodman Group                                         180,246            92,816
                                          Macquarie Office Trust                                106,454            18,285
                                          Mirvac Group                                          104,197            93,255
                                          Stockland                                             114,066           324,482
                                          Westfield Group                                       149,494         1,357,218
                                                                                                          ---------------
                                                                                                                2,458,525
                                                                                                          ---------------
REAL ESTATE MANAGEMENT &                  Lend Lease Corp., Ltd.                                 27,961           140,895
DEVELOPMENT - 0.0%
                                                                                                          ---------------
ROAD & RAIL - 0.0%                        Asciano Group                                          48,559            51,692
                                                                                                          ---------------
TEXTILES, APPAREL & LUXURY GOODS - 0.0%   Billabong International Ltd.                            8,070            44,318
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.1%      Macquarie Airports Group                               51,082            85,987
                                          Macquarie Infrastructure Group                        207,733           249,012
                                          Transurban Group                                       95,317           360,550
                                                                                                          ---------------
                                                                                                                  695,549
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN AUSTRALIA                                     38,391,246
                                                                                                          ---------------
AUSTRIA - 0.3%

BUILDING PRODUCTS - 0.0%                  Wienerberger AG                                         7,093           120,993
                                                                                                          ---------------
COMMERCIAL BANKS - 0.1%                   Erste Bank der Oesterreichischen Sparkassen            16,166           376,407
                                          Raiffeisen International Bank Holding AG                4,465           124,123
                                                                                                          ---------------
                                                                                                                  500,530
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING - 0.0%         Strabag SE                                              4,955           115,778
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
DIVERSIFIED TELECOMMUNICATION             Telekom Austria AG                                     28,456   $       414,038
                                                                                                          ---------------
SERVICES - 0.1%

ELECTRIC UTILITIES - 0.0%                 Verbund - Oesterreichische
                                             Elektrizitaetswirtschafts AG                         5,715           264,248
                                                                                                          ---------------
INSURANCE - 0.0%                          Vienna Insurance Group                                  2,331            80,986
                                                                                                          ---------------
METALS & MINING - 0.0%                    Voestalpine AG                                         10,194           220,240
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.1%        OMV AG                                                 13,921           369,901
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN AUSTRIA                                        2,086,714
                                                                                                          ---------------
BELGIUM - 0.7%

BEVERAGES - 0.1%                          Anheuser-Busch Inbev NV                                39,608           919,824
                                          Anheuser-Busch Inbev NV VVPR STRIP(a)                  24,374               136
                                                                                                          ---------------
                                                                                                                  919,960
                                                                                                          ---------------
CHEMICALS - 0.1%                          Solvay SA                                               4,893           363,337
                                          Umicore SA                                             11,341           224,104
                                                                                                          ---------------
                                                                                                                  587,441
                                                                                                          ---------------
COMMERCIAL BANKS - 0.1%                   Dexia NV                                               42,737           193,762
                                          KBC Bancassurance Holding                              13,180           396,089
                                                                                                          ---------------
                                                                                                                  589,851
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.2%     Fortis                                                184,182           242,873
                                          Groupe Bruxelles Lambert SA                             6,501           520,803
                                          KBC Ancora                                              3,067            53,206
                                          Nationale A Portefeuille                                3,872           188,830
                                                                                                          ---------------
                                                                                                                1,005,712
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Belgacom SA                                            13,949           533,248
                                                                                                          ---------------
SERVICES - 0.1%

FOOD & STAPLES RETAILING - 0.1%           Colruyt SA                                              1,343           288,593
                                          Delhaize Group                                          8,278           511,718
                                                                                                          ---------------
                                                                                                                  800,311
                                                                                                          ---------------
PHARMACEUTICALS - 0.0%                    UCB SA                                                  8,700           283,779
WIRELESS TELECOMMUNICATION                Mobistar SA                                             2,394           172,690
SERVICES - 0.0%
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN BELGIUM                                        4,892,992
                                                                                                          ---------------
BERMUDA - 0.0%

ENERGY EQUIPMENT & SERVICES - 0.0%        SeaDrill Ltd.                                          26,734           217,882
                                                                                                          ---------------
MARINE - 0.0%                             Pacific Basin Shipping Ltd.                           110,713            50,965
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.0%        Mongolia Energy Co. Ltd. (a)                          244,297            75,990
                                                                                                          ---------------
TEXTILES, APPAREL & LUXURY GOODS - 0.0%   Yue Yuen Industrial Holdings Ltd.                      33,785            67,078
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN BERMUDA                                          411,915
                                                                                                          ---------------
CAYMAN ISLANDS - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%           Foxconn International Holdings Ltd. (a)               148,529            49,835
                                                                                                          ---------------
MULTILINE RETAIL - 0.0%                   Lifestyle International Holdings Ltd.                  32,013            32,693
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN THE CAYMAN ISLANDS                                82,528
                                                                                                          ---------------
DENMARK - 0.8%
                                                                                                          ---------------
BEVERAGES - 0.0%                          Carlsberg A/S                                           5,874           192,019
                                                                                                          ---------------
CHEMICALS - 0.1%                          Novozymes A/S Class B                                   4,067           326,182
                                                                                                          ---------------
COMMERCIAL BANKS - 0.1%                   Danske Bank A/S                                        39,851           401,459

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Jyske Bank (a)                                          3,300   $        77,026
                                                                                                          ---------------
                                                                                                                  478,485
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING - 0.0%         FLS Industries A/S Class B                              4,367           153,284
                                                                                                          ---------------
ELECTRICAL EQUIPMENT - 0.1%               Vestas Wind Systems A/S (a)                            16,259           956,790
                                                                                                          ---------------
FOOD PRODUCTS - 0.0%                      Danisco A/S                                             4,513           184,314
                                                                                                          ---------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%   Coloplast A/S Class B                                   1,521           105,181
                                          William Demant Holding (a)                              1,330            55,685
                                                                                                          ---------------
                                                                                                                  160,866
                                                                                                          ---------------
INSURANCE - 0.1%                          Topdanmark A/S (a)                                      1,551           203,123
                                          TrygVesta A/S                                           2,219           139,841
                                                                                                          ---------------
                                                                                                                  342,964
                                                                                                          ---------------
MARINE - 0.1%                             A P Moller - Maersk A/S Class A                            50           273,635
                                          A P Moller - Maersk A/S Class B                            91           489,717
                                                                                                          ---------------
                                                                                                                  763,352
                                                                                                          ---------------
PHARMACEUTICALS - 0.3%                    Novo-Nordisk A/S Class B                               37,952         1,957,712
                                                                                                          ---------------
ROAD & RAIL - 0.0%                        Dsv A/S                                                15,808           172,033
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN DENMARK                                        5,688,001
                                                                                                          ---------------
FINLAND - 1.2%

AUTO COMPONENTS - 0.0%                    Nokian Renkaat Oyj                                      8,515            96,745
                                                                                                          ---------------
COMMUNICATIONS EQUIPMENT - 0.7%           Nokia Oyj                                             317,753         4,986,297
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.0%     OKO Bank                                                6,121            85,131
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Elisa Corp.                                            13,141           228,770
                                                                                                          ---------------
SERVICES - 0.0%

ELECTRIC UTILITIES - 0.1%                 Fortum Oyj                                             36,645           796,490
                                                                                                          ---------------
FOOD & STAPLES RETAILING - 0.0%           Kesko Oyj Class B                                       6,235           157,105
                                                                                                          ---------------
INSURANCE - 0.1%                          Sampo Oyj                                              38,401           726,830
                                                                                                          ---------------
MACHINERY - 0.1%                          Kone Oyj Class B                                       12,704           284,871
                                          Metso Oyj                                              11,856           145,296
                                          Wartsila Oyj                                            7,230           218,463
                                                                                                          ---------------
                                                                                                                  648,630
                                                                                                          ---------------
MEDIA - 0.0%                              Sanoma Oyj                                              4,060            52,732
                                                                                                          ---------------
METALS & MINING - 0.0%                    Outokumpu Oyj                                           9,768           116,230
                                          Rautaruukki Oyj                                         7,096           123,934
                                                                                                          ---------------
                                                                                                                  240,164
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.0%        Neste Oil Oyj                                          10,559           158,936
PAPER & FOREST PRODUCTS - 0.2%            Stora Enso Oyj Class R                                 53,245           421,781
                                                                                                          ---------------
                                          UPM-Kymmene Oyj                                        46,654           598,045
                                                                                                          ---------------
                                                                                                                1,019,826
PHARMACEUTICALS - 0.0%                    Orion Oyj                                               4,698            79,902
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN FINLAND                                        9,277,558
                                                                                                          ---------------
FRANCE - 9.8%

AEROSPACE & DEFENSE - 0.2%                European Aeronautic Defense and Space Co.              26,785           453,613
                                          Safran SA                                              15,605           210,693
                                          Thales SA                                               7,177           300,595
                                          Zodiac SA                                               3,520           128,528
                                                                                                          ---------------
                                                                                                                1,093,429
                                                                                                          ---------------
AIRLINES - 0.0%                           Air France-KLM                                         11,113           143,316
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                  (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
AUTO COMPONENTS - 0.1%                    Compagnie Generale des Etablissements                  12,919   $       682,558
                                          Valeo SA                                                6,460            96,234
                                                                                                          ---------------
                                                                                                                  778,792
                                                                                                          ---------------
AUTOMOBILES - 0.1%                        Peugeot SA                                             13,684           233,951
                                          Renault SA                                             14,516           378,810
                                                                                                          ---------------
                                                                                                                  612,761
                                                                                                          ---------------
BEVERAGES - 0.1%                          Pernod-Ricard SA                                       14,425         1,071,602
                                                                                                          ---------------
BUILDING PRODUCTS - 0.2%                  Cie de Saint-Gobain SA                                 24,417         1,153,708
                                                                                                          ---------------
CHEMICALS - 0.3%                          Air Liquide                                            20,763         1,901,462
                                                                                                          ---------------
COMMERCIAL BANKS - 0.8%                   BNP Paribas SA                                         68,178         2,942,866
                                          Credit Agricole SA                                     69,667           782,508
                                          Natixis                                                80,926           143,556
                                          Societe Generale SA                                    39,264         1,991,977
                                                                                                          ---------------
                                                                                                                5,860,907
                                                                                                          ---------------
COMMERCIAL SERVICES & SUPPLIES - 0.1%     Societe BIC SA                                          1,668            95,967
                                          Suez Environnement SA (a)                              22,304           376,684
                                                                                                          ---------------
                                                                                                                  472,651
                                                                                                          ---------------
COMMUNICATIONS EQUIPMENT - 0.1%           Alcatel SA                                            198,597           429,884
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING - 0.4%         Bouygues                                               20,139           854,366
                                          Eiffage                                                 3,519           184,495
                                          Vinci SA                                               35,134         1,482,641
                                                                                                          ---------------
                                                                                                                2,521,502
                                                                                                          ---------------
CONSTRUCTION MATERIALS - 0.1%             Imerys SA                                               2,195           100,323
                                          Lafarge SA                                             11,452           700,420
                                                                                                          ---------------
                                                                                                                  800,743
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.0%     Eurazeo                                                 2,508           117,950
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             France Telecom SA                                     150,246         4,187,757
SERVICES - 0.6%                           Iliad SA                                                1,114            96,715
                                                                                                          ---------------
                                                                                                                4,284,472
                                                                                                          ---------------
ELECTRIC UTILITIES - 0.1%                 Electricite de France SA                               16,545           962,287
                                                                                                          ---------------
ELECTRICAL EQUIPMENT - 0.4%               Alstom                                                 17,533         1,044,873
                                          Legrand Promesses                                       9,435           180,687
                                          Schneider Electric SA                                  18,786         1,398,688
                                                                                                          ---------------
                                                                                                                2,624,248
                                                                                                          ---------------
ENERGY EQUIPMENT & SERVICES - 0.1%        Compagnie Generale de Geophysique SA (a)               10,727           160,569
                                          Technip SA                                              8,422           258,588
                                                                                                          ---------------
                                                                                                                  419,157
                                                                                                          ---------------
FOOD & STAPLES RETAILING - 0.3%           Carrefour SA                                           52,655         2,035,347
                                          Casino Guichard Perrachon SA                            3,591           273,686
                                                                                                          ---------------
                                                                                                                2,309,033
                                                                                                          ---------------
FOOD PRODUCTS - 0.3%                      Groupe Danone                                          36,628         2,213,055
                                                                                                          ---------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%   Cie Generale d'Optique Essilor International           17,775           834,980
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.2%      Accor SA                                               16,723           823,767
                                          Sodexho Alliance SA                                     7,849           436,222
                                                                                                          ---------------
                                                                                                                1,259,989
                                                                                                          ---------------
IT SERVICES - 0.1%                        Atos Origin SA                                          5,609           141,179

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Cap Gemini SA                                          12,634   $       488,518
                                                                                                          ---------------
                                                                                                                  629,697
                                                                                                          ---------------
INDEPENDENT POWER PRODUCERS & ENERGY      EDP Renovaveis SA (a)                                  13,128            91,821
TRADERS - 0.0%
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES - 0.0%           Wendel                                                  2,216           110,857
                                                                                                          ---------------
INSURANCE - 0.5%                          AXA SA                                                129,232         2,900,688
                                          CNP Assurances                                          3,055           221,972
                                          Scor SE                                                13,521           312,381
                                                                                                          ---------------
                                                                                                                3,435,041
                                                                                                          ---------------
MACHINERY - 0.1%                          Vallourec SA                                            4,556           518,017
                                                                                                          ---------------
MEDIA - 0.6%                              Eutelsat Communications                                 8,923           210,751
                                          JC Decaux SA                                            5,607            96,979
                                          Lagardere S.C.A.                                       10,889           442,401
                                          M6-Metropole Television SA                              3,026            58,666
                                          PagesJaunes Groupe SA                                  10,464           103,111
                                          Publicis Groupe                                        10,822           279,293
                                          Societe Television Francaise 1                          9,437           138,266
                                          Vivendi SA                                             97,557         3,179,773
                                                                                                          ---------------
                                                                                                                4,509,240
                                                                                                          ---------------
METALS & MINING - 0.0%                    Eramet                                                    426            83,099
                                                                                                          ---------------
MULTI-UTILITIES - 0.8%                    GDF Suez                                               90,797         4,506,895
                                          Veolia Environnement SA                                31,705         1,000,067
                                                                                                          ---------------
                                                                                                                5,506,962
                                                                                                          ---------------
MULTILINE RETAIL - 0.1%                   Pinault-Printemps-Redoute                               6,346           415,506
                                                                                                          ---------------
OFFICE ELECTRONICS - 0.0%                 Neopost SA                                              2,619           237,643
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 1.4%        Total SA                                              177,470         9,757,146
                                                                                                          ---------------
PERSONAL PRODUCTS - 0.2%                  L'Oreal SA                                             19,820         1,729,709
                                                                                                          ---------------
PHARMACEUTICALS - 0.8%                    Sanofi-Aventis                                         86,580         5,537,927
                                                                                                          ---------------
PROFESSIONAL SERVICES - 0.0%              Bureau Veritas SA                                       4,034           162,183
                                                                                                          ---------------
REAL ESTATE INVESTMENT TRUSTS             Gecina SA                                                 839            58,336
(REITS) - 0.2%                            ICADE                                                   1,182            98,229
                                          Klepierre                                               6,884           169,292
                                          Unibail - Rodamco                                       7,161         1,069,814
                                                                                                          ---------------
                                                                                                                1,395,671
                                                                                                          ---------------
SEMICONDUCTORS & SEMICONDUCTOR            STMicroelectronics NV                                  58,053           389,341
EQUIPMENT - 0.1%
                                                                                                          ---------------
SOFTWARE - 0.0%                           Dassault Systemes SA                                    5,132           232,670
                                                                                                          ---------------
TEXTILES, APPAREL & LUXURY GOODS - 0.3%   Christian Dior SA                                       4,485           253,578
                                          Hermes International                                    5,692           796,895
                                          LVMH Moet Hennessy Louis Vuitton SA                    20,592         1,380,045
                                                                                                          ---------------
                                                                                                                2,430,518
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.0%      Aeroports de Paris                                      2,398           163,249
                                          Societe Des Autoroutes Paris-Rhin-Rhone                 1,437           100,226
                                                                                                          ---------------
                                                                                                                  263,475
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN FRANCE                                        69,302,451
                                                                                                          ---------------
GERMANY - 8.3%
AIR FREIGHT & LOGISTICS - 0.2%            Deutsche Post AG                                       69,745         1,179,641
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
AIRLINES - 0.0%                           Deutsche Lufthansa AG                                  18,828   $       309,605
                                                                                                          ---------------
AUTO COMPONENTS - 0.2%                    Continental AG (a)                                     12,383         1,247,939
                                                                                                          ---------------
AUTOMOBILES - 1.1%                        Bayerische Motoren Werke AG                            28,700           881,239
                                          Bayerische Motoren Werke AG
                                          (Preference Shares)                                     5,309           103,699
                                          DaimlerChrysler AG                                     70,599         2,689,951
                                          Porsche Automobil Holding SE
                                          (Preference Shares)                                     7,884           617,118
                                          Volkswagen AG                                           9,578         3,331,346
                                                                                                          ---------------
                                                                                                                7,623,353
                                                                                                          ---------------
CAPITAL MARKETS - 0.3%                    Deutsche Bank AG Registered Shares                     45,872         1,814,062
                                                                                                          ---------------
CHEMICALS - 0.7%                          BASF SE                                                78,772         3,060,578
                                          K+S AG                                                 12,851           734,481
                                          Linde AG                                               11,059           928,165
                                          Wacker Chemie AG                                        1,287           137,816
                                                                                                          ---------------
                                                                                                                4,861,040
                                                                                                          ---------------
COMMERCIAL BANKS - 0.1%                   Commerzbank AG                                         56,690           538,618
                                          Deutsche Postbank AG                                    6,769           146,500
                                          Hypo Real Estate Holding AG                            13,286            58,701
                                                                                                          ---------------
                                                                                                                  743,819
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING - 0.0%         Hochtief AG                                             3,455           178,162
                                                                                                          ---------------
CONSTRUCTION MATERIALS - 0.0%             HeidelbergCement AG                                     2,346           102,630
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.2%     Deutsche Boerse AG                                     16,259         1,176,321
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Deutsche Telekom AG                                   229,735         3,473,430
SERVICES - 0.5%

ELECTRIC UTILITIES - 0.9%                 E.ON AG                                               158,040         6,205,782
ELECTRICAL EQUIPMENT - 0.0%               Q-Cells AG (a)                                          4,977           186,054
                                          Solarworld AG                                           6,748           151,020
                                                                                                          ---------------
                                                                                                                  337,074
                                                                                                          ---------------
FOOD & STAPLES RETAILING - 0.1%           Metro AG                                                9,362           372,313
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%   Fresenius AG                                            2,764           139,491
                                          Fresenius AG (Preference Shares)                        6,253           366,958
                                                                                                          ---------------
                                                                                                                  506,449
                                                                                                          ---------------
HEALTH CARE PROVIDERS & SERVICES - 0.1%   Celesio AG                                              7,048           190,702
                                          Fresenius Medical Care AG                              16,082           739,317
                                                                                                          ---------------
                                                                                                                  930,019
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.0%      TUI AG                                                 17,565           208,667
                                                                                                          ---------------
HOUSEHOLD PRODUCTS - 0.0%                 Henkel KGaA                                            11,896           310,073
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES - 0.8%           Siemens AG                                             71,711         5,398,644
                                                                                                          ---------------
INSURANCE - 1.0%                          Allianz AG Registered Shares                           36,947         3,931,184
                                          Hannover Rueckversicherung AG
                                          Registered Shares                                       4,957           157,636
                                          Muenchener Rueckversicherungs AG
                                          Registered Shares                                      17,317         2,688,423
                                                                                                          ---------------
                                                                                                                6,777,243
                                                                                                          ---------------
INTERNET SOFTWARE & SERVICES - 0.0%       United Internet AG                                     11,411           103,223
                                                                                                          ---------------
MACHINERY - 0.1%                          GEA Group AG                                           12,377           214,929

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          MAN AG                                                  8,972   $       503,273
                                                                                                          ---------------
                                                                                                                  718,202
                                                                                                          ---------------
METALS & MINING - 0.2%                    Salzgitter AG                                           3,391           263,532
                                          ThyssenKrupp AG                                        30,495           848,922
                                                                                                          ---------------
                                                                                                                1,112,454
                                                                                                          ---------------
MULTI-UTILITIES - 0.5%                    RWE AG                                                 37,100         3,295,108
                                                                                                          ---------------
PERSONAL PRODUCTS - 0.1%                  Beiersdorf AG                                           7,287           431,612
                                                                                                          ---------------
PHARMACEUTICALS - 0.6%                    Bayer AG                                               63,337         3,690,546
                                          Merck KGaA                                              5,332           477,002
                                                                                                          ---------------
                                                                                                                4,167,548
                                                                                                          ---------------
SEMICONDUCTORS & SEMICONDUCTOR            Infineon Technologies AG (a)                           61,658            82,985
EQUIPMENT - 0.0%

SOFTWARE - 0.4%                           SAP AG                                                 72,430         2,628,269
                                                                                                          ---------------
TEXTILES, APPAREL & LUXURY GOODS - 0.1%   Adidas-Salomon AG                                      16,799           640,371
                                          Puma AG Rudolf Dassler Sport                              573           114,192
                                                                                                          ---------------
                                                                                                                  754,563
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.0%      Fraport AG                                              2,921           132,173
                                          Hamburger Hafen und Logistik AG                         2,544            85,174
                                                                                                          ---------------
                                                                                                                  217,347
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN GERMANY                                       57,267,577
                                                                                                          ---------------
GREECE - 0.4%
BEVERAGES - 0.0%                          Coca-Cola Hellenic Bottling Co. SA                     12,150           176,669
                                                                                                          ---------------
CAPITAL MARKETS - 0.0%                    Marfin Investment Group SA                             53,258           213,080
                                                                                                          ---------------
COMMERCIAL BANKS - 0.2%                   Alpha Bank AE                                          30,594           286,225
                                          EFG Eurobank Ergasias SA                               27,217           216,761
                                          National Bank of Greece SA                             43,816           813,689
                                          Piraeus Bank SA                                        27,189           242,702
                                                                                                          ---------------
                                                                                                                1,559,377
                                                                                                          ---------------
CONSTRUCTION MATERIALS - 0.0%             Titan Cement Co. SA                                     3,439            66,754
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Hellenic Telecommunications
SERVICES - 0.1%                           Organization SA                                        22,722           377,499
                                                                                                          ---------------
ELECTRIC UTILITIES - 0.0%                 Public Power Corp.                                      8,606           138,309
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.1%      OPAP SA                                                17,998           517,953
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.0%        Hellenic Petroleum SA                                   6,553            48,534
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN GREECE                                         3,098,175
                                                                                                          ---------------
HONG KONG - 1.7%

AIRLINES - 0.0%                           Cathay Pacific Airways Ltd.                           106,263           120,025
                                                                                                          ---------------
COMMERCIAL BANKS - 0.2%                   BOC Hong Kong Holdings Ltd.                           304,900           348,985
                                          Bank of East Asia Ltd.                                117,139           247,090
                                          Hang Seng Bank Ltd.                                    63,053           832,464
                                          Wing Hang Bank Ltd.                                    10,500            61,080
                                                                                                          ---------------
                                                                                                                1,489,619
                                                                                                          ---------------
DISTRIBUTORS - 0.0%                       Li & Fung Ltd.                                        183,990           317,971
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.1%     Hong Kong Exchanges and Clearing Ltd.                  89,927           863,383
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             PCCW Ltd.                                             364,195           174,853
SERVICES - 0.0%

ELECTRIC UTILITIES - 0.3%                 CLP Holdings Ltd.                                     169,187         1,150,256

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Cheung Kong Infrastructure Holdings Ltd.               28,500   $       107,626
                                          HongKong Electric Holdings Ltd.                       117,000           658,709
                                                                                                          ---------------
                                                                                                                1,916,591
                                                                                                          ---------------
ELECTRONIC EQUIPMENT &                    Kingboard Chemical Holdings Ltd.                       50,647            91,806
INSTRUMENTS - 0.0%

GAS UTILITIES - 0.1%                      The Hong Kong & China Gas Ltd.                        323,290           490,258
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.0%      Shangri-La Asia Ltd.                                   84,990            98,307
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES - 0.1%           Hutchison Whampoa Ltd.                                176,176           889,375
                                          NWS Holdings Ltd.                                      79,000           118,346
                                                                                                          ---------------
                                                                                                                1,007,721
                                                                                                          ---------------
MARINE - 0.0%                             Orient Overseas International Ltd.                     17,057            38,247
                                                                                                          ---------------
MEDIA - 0.0%                              Television Broadcasts Ltd.                             15,000            49,174
                                                                                                          ---------------
REAL ESTATE INVESTMENT TRUSTS             The Link REIT                                         184,414           306,774
(REITS) - 0.1%
                                                                                                          ---------------
REAL ESTATE MANAGEMENT &                  Cheung Kong Holdings Ltd.                             114,835         1,095,483
DEVELOPMENT - 0.7%                        Chinese Estates Holdings Ltd.                          96,000           109,836
                                          Hang Lung Group Ltd.                                   83,000           253,552
                                          Hang Lung Properties Ltd.                             167,000           366,660
                                          Henderson Land Development Co., Ltd.                   86,491           323,491
                                          Hopewell Holdings Ltd.                                 56,349           186,946
                                          Hysan Development Co. Ltd.                             56,791            92,339
                                          Kerry Properties Ltd.                                  55,000           147,956
                                          New World Development Ltd.                            195,484           200,160
                                          Sino Land Co.                                         160,421           167,999
                                          Sun Hung Kai Properties Ltd.                          116,324           978,813
                                          Swire Pacific Ltd. Class A                             68,077           471,584
                                          Wharf Holdings Ltd.                                   112,870           312,442
                                          Wheelock and Co., Ltd.                                 91,000           200,539
                                                                                                          ---------------
                                                                                                                4,907,800
                                                                                                          ---------------
ROAD & RAIL - 0.0%                        MTR Corp.                                             115,000           267,827
                                                                                                          ---------------
SEMICONDUCTORS & SEMICONDUCTOR            ASM Pacific Technology Ltd.                            12,504            41,212
EQUIPMENT - 0.0%
                                                                                                          ---------------
SPECIALTY RETAIL - 0.1%                   Esprit Holdings Ltd.                                   87,200           496,901
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.0%      Hong Kong Aircraft Engineering Company Ltd.             3,200            26,432
                                                                                                          ---------------
WIRELESS TELECOMMUNICATION                Hutchison Telecommunications
SERVICES - 0.0%                           International Ltd.                                    158,647            42,782
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN HONG KONG                                     12,747,683
                                                                                                          ---------------
IRELAND - 0.3%
AIRLINES - 0.0%                           Ryanair Holdings Plc (a)                               35,968           152,864
                                                                                                          ---------------
COMMERCIAL BANKS - 0.1%                   Allied Irish Banks Plc                                 72,617           173,702
                                          Anglo Irish Bank Corp. Plc                             62,641            15,080
                                          Bank of Ireland                                        82,478            95,728
                                                                                                          ---------------
                                                                                                                  284,510
                                                                                                          ---------------
CONSTRUCTION MATERIALS - 0.2%             CRH Plc                                                44,247         1,130,579
                                                                                                          ---------------
FOOD PRODUCTS - 0.0%                      Kerry Group Plc                                        10,288           187,557
                                                                                                          ---------------
PHARMACEUTICALS - 0.0%                    Elan Corp. Plc (a)                                     37,704           222,533
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN IRELAND                                        1,978,043
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
ITALY - 3.5%
AEROSPACE & DEFENSE - 0.1%                Finmeccanica SpA                                       34,599   $       535,901
                                                                                                          ---------------
AUTO COMPONENTS - 0.0%                    Pirelli & C. SpA                                      204,382            77,190
                                                                                                          ---------------
AUTOMOBILES - 0.1%                        Fiat SpA                                               64,040           428,692
                                                                                                          ---------------
CAPITAL MARKETS - 0.1%                    Mediobanca SpA                                         40,577           417,280
                                                                                                          ---------------
COMMERCIAL BANKS - 1.0%                   Banca Carige SpA                                       61,682           150,118
                                          Banca Monte dei Paschi di Siena SpA                   204,231           445,967
                                          Banca Popolare di Milano Scrl                          34,459           207,131
                                          Banco Popolare SpA                                     54,523           386,582
                                          Intesa Sanpaolo SpA                                   636,412         2,311,885
                                          Intesa Sanpaolo SpA (Non-Convertible
                                             Savings Shares)                                     68,618           177,506
                                          Unicredit SpA                                         943,627         2,399,193
                                          Unione Di Banche Italiane ScpA                         51,394           753,757
                                                                                                          ---------------
                                                                                                                6,832,139
                                                                                                          ---------------
CONSTRUCTION MATERIALS - 0.0%             Italcementi SpA                                         6,190            80,435
                                          Italcementi SpA (Non-Convertible
                                             Savings Shares)                                     10,722            74,765
                                                                                                          ---------------
                                                                                                                  155,200
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.0%     IFIL-Investments SpA                                   31,121            80,545
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Telecom Italia SpA                                    833,858         1,371,839
   SERVICES - 0.3%                        Telecom Italia SpA (Non-Convertible
                                             Savings Shares)                                    497,057           565,929
                                                                                                          ---------------
                                                                                                                1,937,768
                                                                                                          ---------------
ELECTRIC UTILITIES - 0.4%                 Enel SpA                                              361,832         2,330,774
                                          Terna SpA                                             102,837           339,360
                                                                                                          ---------------
                                                                                                                2,670,134
                                                                                                          ---------------
ELECTRICAL EQUIPMENT - 0.0%               Prysmian SpA                                            8,885           140,703
                                                                                                          ---------------
ENERGY EQUIPMENT & SERVICES - 0.1%        Saipem SpA                                             23,126           394,427
                                                                                                          ---------------
FOOD PRODUCTS - 0.0%                      Parmalat SpA                                          140,552           235,789
                                                                                                          ---------------
GAS UTILITIES - 0.1%                      Snam Rete Gas SpA                                      64,373           359,587
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.0%      Autogrill SpA                                           8,807            67,484
                                          Lottomatica SpA                                         6,535           162,665
                                                                                                          ---------------
                                                                                                                  230,149
                                                                                                          ---------------
INSURANCE - 0.4%                          Alleanza Assicurazioni SpA                             34,823           286,234
                                          Assicurazioni Generali SpA                             86,256         2,381,482
                                          Fondiaria-Sai SpA                                       6,498           118,617
                                          Mediolanum SpA                                         27,409           119,106
                                          Unipol SpA                                             54,783            85,860
                                          Unipol SpA (Preference Shares)                         53,172            58,617
                                                                                                          ---------------
                                                                                                                3,049,916
                                                                                                          ---------------
MEDIA - 0.1%                              Mediaset SpA                                           63,163           363,946
                                                                                                          ---------------
MULTI-UTILITIES - 0.0%                    A2A SpA                                               103,091           185,338
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.7%        Eni SpA                                               215,550         5,186,917
                                          Saras SpA                                              19,965            68,100
                                                                                                          ---------------
                                                                                                                5,255,017
                                                                                                          ---------------
TEXTILES, APPAREL & LUXURY GOODS - 0.0%   Bulgari SpA                                            12,838            81,810

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Luxottica Group SpA                                    11,420   $       208,900
                                                                                                          ---------------
                                                                                                                  290,710
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.1%      Autostrade SpA                                         19,679           369,168
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN ITALY                                         24,009,599
                                                                                                          ---------------
JAPAN - 23.7%
AIR FREIGHT & LOGISTICS - 0.1%            Yamato Transport Co., Ltd.                             35,000           457,688
                                                                                                          ---------------
AIRLINES - 0.1%                           All Nippon Airways Co., Ltd.                           41,000           161,588
                                          Japan Airlines Corp. (a)                               87,000           205,219
                                                                                                          ---------------
                                                                                                                  366,807
                                                                                                          ---------------
AUTO COMPONENTS - 0.4%                    Aisin Seiki Co., Ltd.                                  15,400           220,569
                                          Bridgestone Corp.                                      52,700           790,479
                                          Denso Corp.                                            38,900           659,136
                                          NGK Spark Plug Co., Ltd.                               15,000           120,511
                                          NHK Spring Co., Ltd.                                    9,000            33,248
                                          NOK Corp.                                              10,600            74,639
                                          Stanley Electric Co., Ltd.                             11,100           117,202
                                          Sumitomo Rubber Industries, Ltd.                       17,100           148,842
                                          Toyoda Gosei Co., Ltd.                                  5,300            62,407
                                          Toyota Boshoku Corp.                                    3,800            30,963
                                          Toyota Industries Corp.                                15,400           331,732
                                                                                                          ---------------
                                                                                                                2,589,728
                                                                                                          ---------------
AUTOMOBILES - 1.8%                        Daihatsu Motor Co., Ltd.                               20,000           176,736
                                          Fuji Heavy Industries Ltd.                             47,000           129,162
                                          Honda Motor Co., Ltd.                                 136,500         2,907,271
                                          Isuzu Motors Ltd.                                     100,000           129,216
                                          Mazda Motor Corp.                                      74,000           125,512
                                          Mitsubishi Motors Corp. (a)                           280,000           383,522
                                          Nissan Motor Co., Ltd.                                181,000           651,171
                                          Suzuki Motor Corp.                                     31,800           444,454
                                          Toyota Motor Corp.                                    228,200         7,543,910
                                          Yamaha Motor Co., Ltd.                                 16,200           170,462
                                                                                                          ---------------
                                                                                                               12,661,416
                                                                                                          ---------------
BEVERAGES - 0.2%                          Asahi Breweries Ltd.                                   34,200           591,320
                                          Coca-Cola West Holdings Co., Ltd.                       3,300            71,350
                                          Ito En, Ltd.                                            5,800            85,621
                                          Kirin Holdings Co., Ltd.                               63,000           837,609
                                          Sapporo Holdings Ltd.                                  23,000           145,680
                                                                                                          ---------------
                                                                                                                1,731,580
                                                                                                          ---------------
BUILDING PRODUCTS - 0.2%                  Asahi Glass Co., Ltd.                                  81,100           462,295
                                          Daikin Industries Ltd.                                 22,500           591,716
                                          JS Group Corp.                                         19,300           298,238
                                          Nippon Sheet Glass Co., Ltd.                           58,000           192,024
                                          Toto Ltd.                                              22,000           139,029
                                                                                                          ---------------
                                                                                                                1,683,302
                                                                                                          ---------------
CAPITAL MARKETS - 0.3%                    Daiwa Securities Group, Inc.                          107,000           642,355
                                          Jafco Co., Ltd.                                         1,900            48,557
                                          Matsui Securities Co., Ltd.                             7,900            66,008

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Nomura Holdings, Inc.                                 146,800   $     1,222,304
                                          SBI Holdings, Inc.                                      1,486           229,408
                                          Shinko Securities Co., Ltd.                            40,300            88,424
                                                                                                          ---------------
                                                                                                                2,297,056
                                                                                                          ---------------
CHEMICALS - 0.9%                          Asahi Kasei Corp.                                      94,000           414,921
                                          DIC Corp.                                              30,000            63,293
                                          Daicel Chemical Industries Ltd.                        14,000            66,316
                                          Denki Kagaku Kogyo Kabushiki Kaisha                    25,000            61,563
                                          Hitachi Chemical Co., Ltd.                              8,700            90,377
                                          JSR Corp.                                              14,500           163,129
                                          Kaneka Corp.                                           17,000           108,591
                                          Kansai Paint Co., Ltd.                                 14,000            71,927
                                          Kuraray Co., Ltd.                                      26,500           207,626
                                          Mitsubishi Chemical Holdings Corp.                    103,000           456,403
                                          Mitsubishi Gas Chemical Co., Inc.                      31,000           127,200
                                          Mitsubishi Rayon Co., Ltd.                             57,000           172,645
                                          Mitsui Chemicals, Inc.                                 55,000           204,384
                                          Nippon Sanso Corp.                                     18,000           138,941
                                          Nissan Chemical Industries Ltd.                        16,000           155,091
                                          Nitto Denko Corp.                                      13,010           249,061
                                          Shin-Etsu Chemical Co., Ltd.                           34,900         1,610,690
                                          Showa Denko KK                                         93,000           134,700
                                          Sumitomo Chemical Co., Ltd.                           126,000           431,934
                                          Teijin Ltd.                                            85,000           241,444
                                          Tokuyama Corp.                                         20,000           169,568
                                          Toray Industries, Inc.                                117,700           598,995
                                          Tosoh Corp.                                            49,000           120,940
                                          Ube Industries Ltd.                                    81,000           227,541
                                                                                                          ---------------
                                                                                                                6,287,280
                                                                                                          ---------------
COMMERCIAL BANKS - 2.4%                   The 77 Bank Ltd.                                       21,000           114,306
                                          Aozora Bank Ltd.                                       70,000            65,765
                                          The Bank of Kyoto Ltd.                                 26,000           291,394
                                          The Bank of Yokohama Ltd.                             104,000           613,472
                                          The Chiba Bank Ltd.                                    65,000           406,500
                                          The Chugoku Bank Ltd.                                  16,000           247,217
                                          Chuo Mitsui Trust Holdings, Inc.                       84,000           413,004
                                          Fukuoka Financial Group, Inc.                          67,000           292,856
                                          The Gunma Bank Ltd.                                    26,000           166,443
                                          The Hachijuni Bank Ltd.                                28,000           161,013
                                          The Hiroshima Bank Ltd.                                31,000           135,658
                                          Hokuhoku Financial Group, Inc.                         84,100           199,084
                                          The Iyo Bank Ltd.                                      23,000           286,281
                                          The Joyo Bank Ltd.                                     50,000           284,357
                                          Mitsubishi UFJ Financial Group, Inc.                  904,674         5,686,011
                                          Mizuho Financial Group, Inc.                              812         2,308,355
                                          The Nishi-Nippon City Bank Ltd.                        48,000           139,610
                                          Resona Holdings, Inc.                                     447           661,254

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Sapporo Hokuyo Holdings, Inc.                              17   $        65,450
                                          Seven Bank Ltd.                                            40           152,888
                                          Shinsei Bank Ltd.                                     122,000           193,092
                                          The Shizuoka Bank Ltd.                                 51,000           592,661
                                          Sumitomo Mitsui Financial Group, Inc.                     562         2,331,076
                                          The Sumitomo Trust & Banking Co., Ltd.                125,000           738,906
                                          Suruga Bank Ltd.                                       15,000           149,019
                                          Yamaguchi Financial Group, Inc.                        21,000           236,174
                                          The Yasuda Trust & Banking Co., Ltd.                  145,000           183,963
                                                                                                          ---------------
                                                                                                               17,115,809
                                                                                                          ---------------
COMMERCIAL SERVICES & SUPPLIES - 0.3%     Dai Nippon Printing Co., Ltd.                          47,000           519,566
                                          Secom Co., Ltd.                                        18,200           939,165
                                          Toppan Printing Co., Ltd.                              41,000           316,738
                                                                                                          ---------------
                                                                                                                1,775,469
                                                                                                          ---------------
COMPUTERS & PERIPHERALS - 0.4%            Fujitsu Ltd.                                          155,000           753,610
                                          Mitsumi Electric Co., Ltd.                              7,400           129,580
                                          NEC Corp.                                             154,000           521,006
                                          Seiko Epson Corp.                                      10,300           163,893
                                          Toshiba Corp.                                         256,000         1,053,386
                                                                                                          ---------------
                                                                                                                2,621,475
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING - 0.2%         JGC Corp.                                              18,000           269,387
                                          Kajima Corp.                                           67,800           238,804
                                          Kinden Corp.                                            7,000            63,313
                                          Obayashi Corp.                                         54,000           322,753
                                          Shimizu Corp.                                          48,000           281,781
                                          Taisei Corp.                                           93,000           256,356
                                                                                                          ---------------
                                                                                                                1,432,394
                                                                                                          ---------------
CONSTRUCTION MATERIALS - 0.0%             Taiheiyo Cement Corp.                                  73,000           140,728
                                                                                                          ---------------
CONSUMER FINANCE - 0.2%                   Acom Co., Ltd.                                          4,160           175,820
                                          Aeon Credit Service Co., Ltd.                           8,900            93,836
                                          Credit Saison Co., Ltd.                                15,900           220,728
                                          ORIX Corp.                                              7,360           420,263
                                          Promise Co., Ltd.                                       5,900           149,653
                                          Takefuji Corp.                                          8,870            72,774
                                                                                                          ---------------
                                                                                                                1,133,074
                                                                                                          ---------------
CONTAINERS & PACKAGING - 0.0%             Toyo Seikan Kaisha Ltd.                                10,600           183,739
                                                                                                          ---------------
DISTRIBUTORS - 0.0%                       Canon Marketing Japan Inc.                              4,700            75,684
                                                                                                          ---------------
DIVERSIFIED CONSUMER SERVICES - 0.0%      Benesse Corp.                                           5,400           236,310
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.0%     Diamond Lease Co., Ltd.                                 3,720            94,808
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES - 0.3%                        Nippon Telegraph & Telephone Corp.                        418         2,158,014
                                                                                                          ---------------
ELECTRIC UTILITIES - 1.5%                 Chubu Electric Power Co., Inc.                         54,000         1,644,723
                                          Chugoku Electric Power Co.                             21,700           571,370
                                          Hokkaido Electric Power Co., Inc.                      14,800           374,183
                                          Hokuriku Electric Power                                16,000           452,608
                                          The Kansai Electric Power Co., Inc.                    62,200         1,801,685
                                          Kyushu Electric Power Co., Inc.                        30,300           804,393

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Shikoku Electric Power Co., Inc.                       16,200   $       546,185
                                          Tohoku Electric Power Co., Inc.                        34,100           922,447
                                          The Tokyo Electric Power Co., Inc.                    102,100         3,408,277
                                                                                                          ---------------
                                                                                                               10,525,871
                                                                                                          ---------------
ELECTRICAL EQUIPMENT - 0.3%               Fuji Electric Holdings Co., Ltd.                       31,800            47,911
                                          Furukawa Electric Co., Ltd.                            52,000           253,765
                                          Mitsubishi Electric Corp.                             155,000           971,347
                                          Panasonic Electric Works Ltd.                          32,873           293,127
                                          Sumitomo Electric Industries Ltd.                      60,200           466,020
                                          Ushio, Inc.                                             7,000            92,486
                                                                                                          ---------------
                                                                                                                2,124,656
                                                                                                          ---------------
ELECTRONIC EQUIPMENT &                    Alps Electric Co., Ltd.                                17,700            87,297
   INSTRUMENTS - 1.0%                     Citizens Holding Co., Ltd.                             32,400           116,792
                                          Fuji Photo Film Co., Ltd.                              42,100           939,845
                                          Hirose Electric Co., Ltd.                               2,300           232,716
                                          Hitachi High-Technologies Corp.                         4,300            68,860
                                          Hitachi Ltd.                                          287,000         1,113,824
                                          Hoya Corp.                                             33,100           578,131
                                          Ibiden Co., Ltd.                                       10,900           225,999
                                          Keyence Corp.                                           3,000           616,536
                                          Kyocera Corp.                                          14,200         1,028,049
                                          Mabuchi Motor Co., Ltd.                                 1,600            66,328
                                          Murata Manufacturing Co., Ltd.                         17,200           674,437
                                          Nidec Corp.                                             9,200           359,806
                                          Nippon Electric Glass Co.                              27,500           145,162
                                          Omron Corp.                                            14,500           194,820
                                          Shimadzu Corp.                                         26,000           163,667
                                          TDK Corp.                                              11,300           417,497
                                          Yaskawa Electric Corp.                                 16,000            64,625
                                          Yokogawa Electric Corp.                                12,700            83,577
                                                                                                          ---------------
                                                                                                                7,177,968
                                                                                                          ---------------
FOOD & STAPLES RETAILING - 0.5%           Aeon Co., Ltd.                                         51,000           513,606
                                          FamilyMart Co., Ltd.                                    5,700           247,542
                                          Lawson, Inc.                                            6,500           374,864
                                          Seven & I Holdings Co., Ltd.                           68,800         2,364,766
                                          UNY Co., Ltd.                                          16,000           177,058
                                                                                                          ---------------
                                                                                                                3,677,836
                                                                                                          ---------------
FOOD PRODUCTS - 0.3%                      Ajinomoto Co., Inc.                                    55,000           600,277
                                          Kikkoman Corp.                                         16,000           190,130
                                          Meiji Dairies Corp.                                    29,000           156,125
                                          Nippon Meat Packers, Inc.                              18,000           273,995
                                          Nisshin Seifun Group, Inc.                             11,000           145,268
                                          Nissin Foods Holdings Co., Ltd.                         7,500           261,363
                                          Toyo Suisan Kaisha, Ltd.                                9,000           259,348
                                          Yakult Honsha Co., Ltd.                                 6,800           145,500
                                          Yamazaki Baking Co., Ltd.                               8,000           123,069
                                                                                                                2,155,075

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
GAS UTILITIES - 0.3%                      Osaka Gas Co., Ltd.                                   163,000   $       753,751
                                          Toho Gas Co., Ltd.                                     45,000           296,938
                                          Tokyo Gas Co., Ltd.                                   198,000         1,003,638
                                                                                                          ---------------
                                                                                                                2,054,327
                                                                                                          ---------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%   Olympus Corp.                                          18,000           360,335
                                          Terumo Corp.                                           14,800           693,313
                                                                                                          ---------------
                                                                                                                1,053,648
                                                                                                          ---------------
HEALTH CARE PROVIDERS & SERVICES - 0.0%   Alfresa Holdings Corp.                                  1,900            91,074
                                          Mediceo Paltac Holdings Co., Ltd.                       9,400           113,065
                                          Suzuken Co., Ltd.                                       4,600           137,136
                                                                                                          ---------------
                                                                                                                  341,275
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.1%      Oriental Land Co., Ltd.                                 3,900           320,188
                                                                                                          ---------------
HOUSEHOLD DURABLES - 0.8%                 Casio Computer Co., Ltd.                               19,000           119,897
                                          HASEKO Corp.                                          108,000           115,149
                                          Makita Corp.                                            9,800           219,266
                                          Panasonic Corp.                                       150,000         1,843,835
                                          Sanyo Electric Co., Ltd. (a)                          154,000           288,082
                                          Sekisui Chemical Co., Ltd.                             29,000           181,049
                                          Sekisui House Ltd.                                     37,000           326,431
                                          Sharp Corp.                                            88,000           634,347
                                          Sony Corp.                                             84,800         1,854,738
                                                                                                          ---------------
                                                                                                                5,582,794
                                                                                                          ---------------
HOUSEHOLD PRODUCTS - 0.2%                 Kao Corp.                                              44,000         1,336,515
                                          Uni-Charm Corp.                                         3,600           270,834
                                                                                                          ---------------
                                                                                                                1,607,349
                                                                                                          ---------------
IT SERVICES - 0.1%                        Itochu Techno-Science Corp.                             1,300            31,761
                                          NTT Data Corp.                                            113           455,285
                                          Nomura Research Institute Ltd.                          8,700           165,963
                                          Obic Co., Ltd.                                            430            70,223
                                          Otsuka Shokai Co., Ltd.                                   700            31,882
                                                                                                          ---------------
                                                                                                                  755,114
                                                                                                          ---------------
INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS - 0.1%                         Electric Power Development Co.                         11,300           444,161
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES - 0.1%           Hankyu Hanshin Holdings, Inc.                          94,000           542,874
                                                                                                          ---------------
INSURANCE - 0.7%                          Aioi Insurance Co., Ltd.                               45,000           235,403
                                          Mitsui Sumitomo Insurance Group Holdings,              30,557           971,748
                                          Nipponkoa Insurance Co., Ltd.                          53,000           412,330
                                          Nissay Dowa General Insurance Co., Ltd.                 8,000            49,754
                                          Sompo Japan Insurance, Inc.                            66,800           494,633
                                          Sony Financial Holdings, Inc.                              70           267,151
                                          T&D Holdings, Inc.                                     15,650           662,400
                                          Tokio Marine Holdings, Inc.                            57,500         1,703,692
                                                                                                          ---------------
                                                                                                                4,797,111
                                                                                                          ---------------
INTERNET & CATALOG RETAIL - 0.1%          Dena Co. Ltd.                                              24            77,732
                                          Rakuten, Inc. (a)                                         539           343,178
                                                                                                          ---------------
                                                                                                                  420,910
                                                                                                          ---------------
INTERNET SOFTWARE & SERVICES - 0.1%       Yahoo! Japan Corp.                                      1,211           496,890
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
LEISURE EQUIPMENT & PRODUCTS - 0.2%       Namco Bandai Holdings, Inc.                            16,700   $       183,040
                                          Nikon Corp.                                            28,000           336,072
                                          Sankyo Co., Ltd. (Gunma)                                4,300           216,929
                                          Sega Sammy Holdings, Inc.                              17,632           205,605
                                          Shimano, Inc.                                           5,600           220,453
                                          Yamaha Corp.                                           12,000           111,566
                                                                                                          ---------------
                                                                                                                1,273,665
                                                                                                          ---------------
MACHINERY - 1.0%                          Amada Co., Ltd.                                        28,000           136,182
                                          Fanuc Ltd.                                             15,300         1,096,578
                                          Hino Motors Ltd.                                       22,000            45,346
                                          Hitachi Construction Machinery Co., Ltd.               11,300           135,117
                                          IHI Corp.                                              98,000           125,011
                                          JTEKT Corp.                                            15,600           121,574
                                          The Japan Steel Works, Ltd.                            32,000           448,027
                                          Kawasaki Heavy Industries Ltd.                        142,000           286,643
                                          Komatsu Ltd.                                           77,400           987,354
                                          Kubota Corp.                                           87,000           629,914
                                          Kurita Water Industries Ltd.                           10,600           286,557
                                          Minebea Co., Ltd.                                      29,000           100,358
                                          Mitsubishi Heavy Industries Ltd.                      275,200         1,229,938
                                          Mitsui Engineering & Shipbuilding Co., Ltd.            58,000            97,702
                                          NGK Insulators Ltd.                                    21,000           237,966
                                          NSK Ltd.                                               35,000           132,182
                                          NTN Corp.                                              26,000            78,567
                                          SMC Corp.                                               4,600           473,879
                                          Sumitomo Heavy Industries Ltd.                         55,000           220,017
                                          THK Co., Ltd.                                           9,200            96,820
                                                                                                          ---------------
                                                                                                                6,965,732
                                                                                                          ---------------
MARINE - 0.2%                             Kawasaki Kisen Kaisha Ltd.                             49,000           229,813
                                          Mitsui OSK Lines Ltd.                                 101,000           624,209
                                          Nippon Yusen Kabushiki Kaisha                         100,000           616,474
                                                                                                          ---------------
                                                                                                                1,470,496
                                                                                                          ---------------
MEDIA - 0.1%                              Dentsu, Inc.                                              170           331,936
                                          Fuji Media Holdings, Inc.                                  54            77,249
                                          Hakuhodo DY Holdings, Inc.                              1,140            62,194
                                          Jupiter Telecommunications Co., Ltd.                      159           165,494
                                          Toho Co., Ltd.                                          7,400           159,237
                                          Tokyo Broadcasting System, Inc.                         3,500            53,399
                                                                                                          ---------------
                                                                                                                  849,509
                                                                                                          ---------------
METALS & MINING - 0.7%                    Daido Steel Co., Ltd.                                  24,000            72,803
                                          Dowa Mining Co., Ltd. (b)                              16,000            59,142
                                          Hitachi Metals Ltd.                                    13,000            60,463
                                          JFE Holdings, Inc.                                     41,800         1,110,868
                                          Kobe Steel Ltd.                                       208,000           382,121
                                          Maruichi Steel Tube Ltd.                                4,400           122,761
                                          Mitsubishi Materials Corp.                             93,000           235,392
                                          Mitsui Mining & Smelting Co., Ltd.                     63,000           133,647

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Nippon Steel Corp.                                    434,000   $     1,426,247
                                          Nisshin Steel Co., Ltd.                                49,000           100,988
                                          Osaka Titanium Technologies Co.                         1,500            37,807
                                          Sumitomo Metal Industries Ltd.                        316,000           780,558
                                          Sumitomo Metal Mining Co., Ltd.                        49,000           524,182
                                          Tokyo Steel Manufacturing Co., Ltd.                     9,700           101,776
                                          Yamato Kogyo Co. Ltd.                                   3,500            94,725
                                                                                                          ---------------
                                                                                                                5,243,480
                                                                                                          ---------------
MULTILINE RETAIL - 0.1%                   Isetan Mitsukoshi Holdings Ltd.                        30,105           259,802
                                          J Front Retailing Co. Ltd.                             34,600           143,176
                                          Marui Group Co. Ltd.                                   26,700           155,996
                                          Takashimaya Co., Ltd.                                  24,000           182,398
                                                                                                          ---------------
                                                                                                                  741,372
                                                                                                          ---------------
OFFICE ELECTRONICS - 0.6%                 Brother Industries Ltd.                                23,000           137,211
                                          Canon, Inc.                                            87,300         2,766,064
                                          Konica Minolta Holdings, Inc.                          38,500           299,562
                                          Ricoh Co., Ltd.                                        54,000           692,103
                                                                                                          ---------------
                                                                                                                3,894,940
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.3%        Cosmo Oil Co., Ltd.                                    33,000           102,733
                                          Idemitsu Kosan Co., Ltd.                                2,000           128,803
                                          Inpex Corp.                                                65           518,184
                                          Japan Petrolleum Explora                                3,000           131,898
                                          Nippon Mining Holdings, Inc.                           69,500           301,571
                                          Nippon Oil Corp.                                      104,000           527,318
                                          Showa Shell Sekiyu KK                                  19,900           197,208
                                          TonenGeneral Sekiyu KK                                 25,000           250,504
                                                                                                          ---------------
                                                                                                                2,158,219
                                                                                                          ---------------
PAPER & FOREST PRODUCTS - 0.1%            Nippon Paper Group, Inc.                                   85           335,687
                                          OJI Paper Co., Ltd.                                    69,000           405,662
                                                                                                          ---------------
                                                                                                                  741,349
                                                                                                          ---------------
PERSONAL PRODUCTS - 0.1%                  Shiseido Co., Ltd.                                     29,000           596,382
                                                                                                          ---------------
PHARMACEUTICALS - 1.5%                    Astellas Pharma, Inc.                                  40,600         1,661,852
                                          Chugai Pharmaceutical Co., Ltd.                        18,000           349,898
                                          Daiichi Sankyo Co., Ltd.                               56,400         1,333,768
                                          Dainippon Pharma Co., Ltd.                             17,000           159,165
                                          Eisai Co., Ltd.                                        22,000           918,051
                                          Hisamitsu Pharmaceutical Co., Ltd.                      6,300           257,530
                                          Kyowa Hakko Kirin Co. Ltd.                             20,000           209,962
                                          Mitsubishi Tanabe Pharma Corp.                         20,000           301,876
                                          Ono Pharmacecutical Co., Ltd.                           7,600           393,994
                                          Santen Pharmaceutical Co., Ltd.                         4,900           148,887
                                          Shionogi & Co., Ltd.                                   26,000           671,452
                                          Taisho Pharmaceutical Co., Ltd.                        11,000           234,323
                                          Takeda Pharmaceutical Co., Ltd.                        68,300         3,559,954
                                          Tsumura & Co.                                           5,500           204,148
                                                                                                          ---------------
                                                                                                               10,404,860
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
REAL ESTATE INVESTMENT TRUSTS             Japan Prime Realty Investment Corp.                        62   $       147,173
(REITS) - 0.2%                            Japan Real Estate Investment Corp.                         34           303,727
                                          Japan Retail Fund Investment Corp.                         37           159,816
                                          Nippon Building Fund, Inc.                                 41           450,662
                                          Nomura Real Estate Office Fund, Inc.                       20           130,133
                                                                                                          ---------------
                                                                                                                1,191,511
                                                                                                          ---------------
REAL ESTATE MANAGEMENT                    Aeon Mall Co. Ltd.                                      3,600            69,594
& DEVELOPMENT - 0.7%                      Daito Trust Construction Co., Ltd.                      6,500           341,213
                                          Daiwa House Industry Co., Ltd.                         41,000           401,988
                                          Leopalace21 Corp.                                      11,400           115,510
                                          Mitsubishi Estate Co., Ltd.                            99,000         1,635,370
                                          Mitsui Fudosan Co., Ltd.                               72,000         1,200,401
                                          NTT Urban Development Co.                                  63            68,227
                                          Nomura Real Estate Holdings, Inc.                       3,000            59,852
                                          Sumitomo Realty & Development Co., Ltd.                33,000           496,061
                                          Tokyo Tatemono Co., Ltd.                               22,000           100,824
                                          Tokyu Land Corp.                                       35,000           134,157
                                                                                                          ---------------
                                                                                                                4,623,197
                                                                                                          ---------------
ROAD & RAIL - 1.0%                        Central Japan Railway Co.                                 126         1,092,754
                                          East Japan Railway Co.                                    286         2,173,789
                                          Keihin Electric Express Railway Co., Ltd.              31,000           273,765
                                          Keio Electric Railway Co., Ltd.                        41,000           246,699
                                          Keisei Electric Railway Co., Ltd.                      31,000           193,800
                                          Kintetsu Corp.                                        125,000           575,068
                                          Nippon Express Co., Ltd.                               70,000           295,058
                                          Odakyu Electric Railway Co., Ltd.                      53,000           466,661
                                          Tobu Railway Co., Ltd.                                 66,000           394,323
                                          Tokyu Corp.                                            91,000           458,808
                                          West Japan Railway Co.                                    148           674,352
                                                                                                          ---------------
                                                                                                                6,845,077
                                                                                                          ---------------
SEMICONDUCTORS & SEMICONDUCTOR            Advantest Corp.                                        14,800           241,255
EQUIPMENT - 0.2%                          Elpida Memory, Inc. (a)                                14,400            89,076
                                          NEC Electronics Corp. (a)                               1,200            11,362
                                          Rohm Co., Ltd.                                          8,100           408,944
                                          Shinko Electric Industries                              2,100            17,148
                                          Sumco Corp.                                            11,300           143,560
                                          Tokyo Electron Ltd.                                    15,300           538,615
                                                                                                          ---------------
                                                                                                                1,449,960
                                                                                                          ---------------
SOFTWARE - 0.6%                           Konami Corp.                                            9,800           254,064
                                          Nintendo Co., Ltd.                                      8,100         3,095,429
                                          Oracle Corp. Japan                                      2,400           103,952
                                          Square Enix Holdings Co., Ltd.                          4,000           129,070
                                          Trend Micro, Inc. (a)                                   9,500           333,668
                                                                                                          ---------------
                                                                                                                3,916,183
                                                                                                          ---------------
SPECIALTY RETAIL - 0.2%                   Abc-Mart Inc                                            1,600            58,509
                                          Fast Retailing Co., Ltd.                                4,200           616,278
                                          Hikari Tsushin, Inc.                                      800            15,206

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Nitori Co., Ltd.                                        3,450   $       268,482
                                          Shimamura Co., Ltd.                                     1,500           115,808
                                          USS Co., Ltd.                                           1,440            76,412
                                          Yamada Denki Co., Ltd.                                  6,920           483,720
                                                                                                          ---------------
                                                                                                                1,634,415
                                                                                                          ---------------
TEXTILES, APPAREL & LUXURY GOODS - 0.0%   Asics Corp.                                            12,000            97,236
                                          Nisshinbo Industries, Inc.                             13,000            99,101
                                          Onward Holdings Co. Ltd.                                7,000            55,795
                                                                                                          ---------------
                                                                                                                  252,132
                                                                                                          ---------------
TOBACCO - 0.2%                            Japan Tobacco, Inc.                                       364         1,205,692
                                                                                                          ---------------
TRADING COMPANIES & DISTRIBUTORS - 0.8%   Itochu Corp.                                          125,000           630,637
                                          Marubeni Corp.                                        146,000           558,970
                                          Mitsubishi Corp.                                      109,400         1,549,548
                                          Mitsui & Co., Ltd.                                    147,000         1,511,214
                                          Sojitz Corp.                                           99,900           166,952
                                          Sumitomo Corp.                                         90,200           800,009
                                          Toyota Tsusho Corp.                                    16,700           179,789
                                                                                                          ---------------
                                                                                                                5,397,119
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.0%      Kamigumi Co., Ltd.                                     17,000           151,041
                                          Mitsubishi Logistics Corp.                              9,000           114,104
                                                                                                          ---------------
                                                                                                                  265,145
                                                                                                          ---------------
WIRELESS TELECOMMUNICATION                KDDI Corp.                                                248         1,770,794
SERVICES - 0.8%                           NTT DoCoMo, Inc.                                        1,279         2,517,476
                                          Softbank Corp.                                         64,600         1,173,213
                                                                                                          ---------------
                                                                                                                5,461,483
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN JAPAN                                        165,702,326
                                                                                                          ---------------
KAZAKHSTAN - 0.0%
METALS & MINING - 0.0%                    Eurasian Natural Resources Corp.                       25,222           120,682
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN KAZAKHSTAN                                       120,682
                                                                                                          ---------------
LUXEMBOURG - 0.4%
ENERGY EQUIPMENT & SERVICES - 0.1%        Tenaris SA                                             37,664           391,463
                                                                                                          ---------------
MEDIA - 0.1%                              SES Global                                             24,363           472,167
                                                                                                          ---------------
METALS & MINING - 0.2%                    ArcelorMittal                                          70,618         1,711,735
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN LUXEMBOURG                                     2,575,365
                                                                                                          ---------------
NETHERLANDS - 2.3%
AIR FREIGHT & LOGISTICS - 0.1%            TNT NV                                                 33,940           659,297
                                                                                                          ---------------
BEVERAGES - 0.1%                          Heineken Holding NV                                    10,233           292,302
                                          Heineken NV                                            20,204           618,580
                                                                                                          ---------------
                                                                                                                  910,882
                                                                                                          ---------------
CHEMICALS - 0.2%                          Akzo Nobel NV                                          21,126           871,400
                                          Koninklijke DSM NV                                     11,225           288,047
                                                                                                          ---------------
                                                                                                                1,159,447
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.3%     ING Groep NV CVA                                      159,098         1,751,020
                                          SNS Reaal                                              12,764            70,156
                                                                                                          ---------------
                                                                                                                1,821,176
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Koninklijke KPN NV                                    152,062         2,210,743
SERVICES - 0.3%
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
ENERGY EQUIPMENT & SERVICES - 0.0%        Fugro NV                                                4,637   $       133,281
                                          SBM Offshore NV                                        12,600           165,536
                                                                                                          ---------------
                                                                                                                  298,817
                                                                                                          ---------------
FOOD & STAPLES RETAILING - 0.2%           Koninklijke Ahold NV                                  100,527         1,238,784
                                                                                                          ---------------
FOOD PRODUCTS - 0.5%                      Unilever NV                                           134,383         3,257,169
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES - 0.2%           Koninklijke Philips Electronics NV                     86,074         1,706,564
                                                                                                          ---------------
INSURANCE - 0.1%                          Aegon NV                                              115,294           727,807
                                                                                                          ---------------
MEDIA - 0.2%                              Reed Elsevier NV                                       54,412           646,926
                                          Wolters Kluwer NV                                      23,939           453,896
                                                                                                          ---------------
                                                                                                                1,100,822
                                                                                                          ---------------
PROFESSIONAL SERVICES - 0.0%              Randstad Holdings NV                                    7,691           156,956
                                                                                                          ---------------
REAL ESTATE INVESTMENT TRUSTS             Corio NV                                                2,933           135,060
(REITS) - 0.0%
                                                                                                          ---------------
SEMICONDUCTORS & SEMICONDUCTOR            ASML Holding NV                                        38,616           696,136
EQUIPMENT - 0.1%
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.0%      Koninklijke Boskalis Westminster NV                     4,333           101,090
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN THE NETHERLANDS                               16,180,750
                                                                                                          ---------------
NEW ZEALAND - 0.1%

CONSTRUCTION MATERIALS - 0.0%             Fletcher Building Ltd.                                 44,823           151,023
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Telecom Corp. of New Zealand Ltd.                     149,831           201,377
SERVICES - 0.1%
                                                                                                          ---------------
ELECTRIC UTILITIES - 0.0%                 Contact Energy Ltd.                                    18,866            81,102
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.0%      Sky City Ltd.                                          27,722            50,718
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.0%      Auckland International Airport Ltd.                    55,023            52,207
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN NEW ZEALAND                                      536,427
                                                                                                          ---------------
NORWAY - 0.6%
CHEMICALS - 0.1%                          Yara International ASA                                 17,600           387,143
                                                                                                          ---------------
COMMERCIAL BANKS - 0.0%                   DnB NOR ASA                                            60,599           240,435
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Telenor ASA                                            52,995           357,525
SERVICES - 0.1%                           Telenor ASA (c)                                         5,999           122,980
                                                                                                          ---------------
                                                                                                                  480,505
                                                                                                          ---------------
ELECTRICAL EQUIPMENT - 0.0%               Renewable Energy Corp. ASA (a)                         12,198           116,842
                                                                                                          ---------------
ENERGY EQUIPMENT & SERVICES - 0.0%        Aker Solutions ASA                                     13,243            87,584
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES - 0.1%           Orkla ASA                                              69,967           465,540
                                                                                                          ---------------
METALS & MINING - 0.0%                    Norsk Hydro ASA                                        57,044           232,420
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.3%        Frontline Ltd.                                          4,600           135,047
                                          Statoilhydro ASA                                      108,294         1,811,195
                                                                                                          ---------------
                                                                                                                1,946,242
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN NORWAY                                         3,956,711
                                                                                                          ---------------
PORTUGAL - 0.3%
COMMERCIAL BANKS - 0.1%                   Banco Comercial Portugues SA
                                             Registered Shares                                  193,098           220,443
                                          Banco Espirito Santo SA Registered Shares              17,884           166,568
                                                                                                          ---------------
                                                                                                                  387,011
                                                                                                          ---------------
CONSTRUCTION MATERIALS - 0.0%             Cimpor Cimentos de Portugal SA                         26,806           130,160
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Portugal Telecom SGPS SA Registered Shares             53,624           458,905
SERVICES - 0.1%
                                                                                                          ---------------
ELECTRIC UTILITIES - 0.1%                 Energias de Portugal SA                               154,384           580,789
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
FOOD & STAPLES RETAILING - 0.0%           Jeronimo Martins SGPS SA                               17,014   $        94,496
MEDIA - 0.0%                              Zon Multimedia Servicos de
                                                                                                          ---------------
                                          Telecomunicacoes e Multimedia SGPS SA                  15,808            82,007
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.0%        Galp Energia SGPS SA                                   15,896           159,599
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.0%      Brisa-Auto Estradas de Portugal SA
                                          Private Shares                                         20,401           152,917
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN PORTUGAL                                       2,045,884
                                                                                                          ---------------
SINGAPORE - 0.9%
AEROSPACE & DEFENSE - 0.0%                Singapore Technologies Engineering Ltd.               114,213           189,137
                                                                                                          ---------------
AIRLINES - 0.1%                           Singapore Airlines Ltd.                                44,009           346,128
                                                                                                          ---------------
COMMERCIAL BANKS - 0.3%                   DBS Group Holdings Ltd.                                93,605           551,369
                                          Oversea-Chinese Banking Corp.                         206,914           719,457
                                          United Overseas Bank Ltd.                             101,572           917,909
                                                                                                          ---------------
                                                                                                                2,188,735
                                                                                                          ---------------
DISTRIBUTORS - 0.0%                       Jardine Cycle & Carriage Ltd.                           7,529            50,073
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.1%     Singapore Exchange Ltd.                                81,000           288,537
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Singapore Telecommunications Ltd.                     656,132         1,169,263
SERVICES - 0.2%
                                                                                                          ---------------
FOOD & STAPLES RETAILING - 0.0%           Olam International Ltd.                               115,900            93,431
                                                                                                          ---------------
FOOD PRODUCTS - 0.0%                      Golden Agri-Resources Ltd.                            409,497            67,481
                                          Wilmar International Ltd.                              68,670           134,548
                                                                                                          ---------------
                                                                                                                  202,029
                                                                                                          ---------------
HEALTH CARE PROVIDERS & SERVICES - 0.0%   Parkway Holdings Ltd.                                 109,706            95,076
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.0%      Genting International PLC (a)                         149,388            46,887
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES - 0.1%           Fraser and Neave Ltd.                                  68,096           140,795
                                          Keppel Corp. Ltd.                                     119,616           363,165
                                          SembCorp Industries Ltd.                               81,590           133,100
                                                                                                          ---------------
                                                                                                                  637,060
                                                                                                          ---------------
MACHINERY - 0.0%                          Cosco Corp. (Singapore) Ltd.                           75,002            50,139
                                          Sembcorp Marine Ltd.                                   87,197           102,773
                                                                                                          ---------------
                                                                                                                  152,912
                                                                                                          ---------------
MARINE - 0.0%                             Neptune Orient Lines Ltd.                              44,200            34,734
                                                                                                          ---------------
MEDIA - 0.0%                              Singapore Press Holdings Ltd.                         130,316           282,567
                                                                                                          ---------------
REAL ESTATE INVESTMENT TRUSTS             Ascendas Real Estate Investment Trust                 117,152           112,704
(REITS) - 0.0%                            CapitaMall Trust                                       83,000            92,361
                                                                                                          ---------------
                                                                                                                  205,065
                                                                                                          ---------------
REAL ESTATE MANAGEMENT &                  CapitaLand Ltd.                                       159,833           348,745
DEVELOPMENT - 0.1%                        City Developments Ltd.                                 46,535           208,195
                                          UOL Group Ltd.                                         20,457            31,839
                                                                                                          ---------------
                                                                                                                  588,779
                                                                                                          ---------------
ROAD & RAIL - 0.0%                        ComfortDelgro Corp. Ltd.                              115,816           117,321
                                                                                                          ---------------
TRADING COMPANIES & DISTRIBUTORS - 0.0%   Noble Group Ltd.                                      175,720           125,862
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN SINGAPORE                                      6,813,596
                                                                                                          ---------------
SPAIN - 4.0%
AIRLINES - 0.0%                           Iberia Lineas Aereas de Espana                         40,744           114,915
                                                                                                          ---------------
BIOTECHNOLOGY - 0.0%                      Grifols SA                                             10,517           184,275
                                                                                                          ---------------
COMMERCIAL BANKS - 1.6%                   Banco Bilbao Vizcaya Argentaria SA                    295,581         3,662,358
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Banco de Sabadell SA                                   75,496   $       516,832
                                          Banco de Valencia SA                                   14,005           149,825
                                          Banco Popular Espanol SA                               68,136           590,983
                                          Banco Santander SA                                    652,338         6,295,854
                                          Bankinter SA                                           20,987           189,830
                                                                                                          ---------------
                                                                                                               11,405,682
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING - 0.2%         ACS Actividades de Construccion y Servicios,           15,955           740,893
                                          Acciona SA                                              2,303           292,830
                                          Fomento de Construcciones y Contratas SA                3,759           125,007
                                          Grupo Ferrovial SA                                      5,192           144,829
                                          Sacyr Vallehermoso SA                                   6,339            57,471
                                                                                                          ---------------
                                                                                                                1,361,030
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.0%     Criteria Caixacorp. SA                                 69,161           275,907
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Telefonica SA                                         350,872         7,919,764
SERVICES - 1.1%
                                                                                                          ---------------
ELECTRIC UTILITIES - 0.6%                 Iberdrola SA                                          283,581         2,643,453
                                          Red Electrica de Espana                                 9,950           507,218
                                          Union Fenosa SA                                        32,135           805,155
                                                                                                          ---------------
                                                                                                                3,955,826
                                                                                                          ---------------
ELECTRICAL EQUIPMENT - 0.1%               Gamesa Corp. Tecnologica SA                            16,408           299,170
                                                                                                          ---------------
GAS UTILITIES - 0.0%                      Enagas                                                 14,730           325,257
                                          Gas Natural SDG SA                                      9,017           245,346
                                                                                                          ---------------
                                                                                                                  570,603
                                                                                                          ---------------
IT SERVICES - 0.0%                        Indra Sistemas SA                                       9,965           228,724
                                                                                                          ---------------
INDEPENDENT POWER PRODUCERS & ENERGY      Iberdrola Renovables (a)                               69,701           303,872
TRADERS - 0.0%
                                                                                                          ---------------
INSURANCE - 0.0%                          Corp. Mapfre SA                                        57,592           196,413
                                                                                                          ---------------
MACHINERY - 0.0%                          Zardoya Otis SA                                         8,675           155,923
                                                                                                          ---------------
MEDIA - 0.0%                              Gestevision Telecinco SA                               10,684           115,086
                                                                                                          ---------------
METALS & MINING - 0.0%                    Acerinox SA                                            11,741           190,847
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.2%        Repsol YPF SA                                          61,765         1,318,693
                                                                                                          ---------------
SPECIALTY RETAIL - 0.1%                   Inditex SA                                             17,909           797,502
                                                                                                          ---------------
TRANSPORTATION INFRASTRUCTURE - 0.1%      Abertis Infraestructuras SA                            20,325           364,272
                                          Cintra Concesiones de Infraestructuras de
                                             Transporte SA                                       21,741           164,980
                                                                                                          ---------------
                                                                                                                  529,252
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN SPAIN                                         29,923,484
                                                                                                          ---------------
SWEDEN - 1.8%
BUILDING PRODUCTS - 0.1%                  Assa Abloy AB Series B                                 29,377           341,627
                                                                                                          ---------------
COMMERCIAL BANKS - 0.3%                   Nordea Bank AB                                        165,351         1,178,570
                                          Skandinaviska Enskilda Banken AB Class A               40,953           330,583
                                          Svenska Handelsbanken Class A                          36,512           603,771
                                          Swedbank AB-A Shares                                   34,000           200,828
                                                                                                          ---------------
                                                                                                                2,313,752
                                                                                                          ---------------
COMMERCIAL SERVICES & SUPPLIES - 0.0%     Loomis AB (a)                                               1                 4

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Securitas AB                                           29,048   $       244,553
                                                                                                          ---------------
                                                                                                                  244,557
                                                                                                          ---------------
COMMUNICATIONS EQUIPMENT - 0.3%           Telefonaktiebolaget LM Ericsson                       249,889         1,948,105
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING - 0.0%         Skanska AB Class B                                     30,205           309,804
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.1%     Investor AB                                            36,400           555,209
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Tele2 AB                                               24,366           220,498
SERVICES - 0.2%                           TeliaSonera AB                                        173,701           874,762
                                                                                                          ---------------
                                                                                                                1,095,260
                                                                                                          ---------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%   Getinge AB (a)                                          1,414            16,316
                                          Getinge AB Class B                                     12,727           154,434
                                                                                                          ---------------
                                                                                                                  170,750
                                                                                                          ---------------
HOUSEHOLD DURABLES - 0.0%                 Electrolux AB                                          25,175           220,283
                                          Husqvarna AB                                           19,458           104,689
                                                                                                          ---------------
                                                                                                                  324,972
                                                                                                          ---------------
MACHINERY - 0.4%                          Alfa Laval AB                                          30,393           271,336
                                          Atlas Copco AB Class A                                 60,148           529,211
                                          Atlas Copco AB Class B                                 31,386           245,742
                                          SKB AB                                                 36,016           366,503
                                          Sandvik AB                                             80,267           515,580
                                          Scania AB                                              28,889           293,955
                                          Volvo AB A Shares                                      30,061           173,388
                                          Volvo AB B Shares                                      86,159           490,314
                                                                                                          ---------------
                                                                                                                2,886,029
                                                                                                          ---------------
MEDIA - 0.0%                              Modern Times Group AB                                   4,332            94,839
                                                                                                          ---------------
METALS & MINING - 0.0%                    SSAB Svenskt Stal AB Series A                          14,420           127,878
                                          SSAB Svenskt Stal AB Series B                           6,267            52,252
                                                                                                          ---------------
                                                                                                                  180,130
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 0.0%        Lundin Petroleum AB (a)                                15,302            82,121
                                                                                                          ---------------
PAPER & FOREST PRODUCTS - 0.1%            Holmen AB Class B                                       3,145            78,701
                                          Svenska Cellulosa AB                                   44,132           383,173
                                                                                                          ---------------
                                                                                                                  461,874
                                                                                                          ---------------
SPECIALTY RETAIL - 0.2%                   Hennes & Mauritz AB B Shares                           41,755         1,660,810
                                                                                                          ---------------
TOBACCO - 0.1%                            Swedish Match AB                                       23,550           339,988
                                                                                                          ---------------
WIRELESS TELECOMMUNICATION                Millicom International Cellular SA (c)                  6,052           285,957
SERVICES - 0.0%
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN SWEDEN                                        13,295,784
                                                                                                          ---------------
SWITZERLAND - 8.0%
BIOTECHNOLOGY - 0.1%                      Actelion Ltd. (a)                                       8,268           467,733
                                                                                                          ---------------
BUILDING PRODUCTS - 0.1%                  Geberit AG                                              3,274           354,084
                                                                                                          ---------------
CAPITAL MARKETS - 1.0%                    Credit Suisse Group AG                                 89,642         2,512,179
                                          EFG International AG                                    2,886            51,573
                                          Julius Baer Holding AG Class B                         17,498           678,176
                                          UBS AG (a)                                            245,571         3,572,900
                                                                                                          ---------------
                                                                                                                6,814,828
                                                                                                          ---------------
CHEMICALS - 0.3%                          Givaudan SA                                               538           425,125
                                          Syngenta AG                                             8,395         1,630,859
                                                                                                          ---------------
                                                                                                                2,055,984
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
COMPUTERS & PERIPHERALS - 0.0%            Logitech International SA (a)                          13,890   $       217,983
                                                                                                          ---------------
CONSTRUCTION MATERIALS - 0.1%             Holcim Ltd.                                            17,616         1,019,616
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.0%     Pargesa Holding SA                                      2,669           178,374
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             Swisscom AG                                             1,952           633,199
SERVICES - 0.1%
                                                                                                          ---------------
ELECTRIC UTILITIES - 0.0%                 BKW FMB Energie AG                                        995            96,088
                                                                                                          ---------------
ELECTRICAL EQUIPMENT - 0.4%               ABB Ltd.                                              189,024         2,882,643
                                                                                                          ---------------
FOOD PRODUCTS - 1.9%                      Aryzta AG (a)                                           7,200           231,352
                                          Lindt & Spruengli AG                                       53            99,167
                                          Lindt & Spruengli AG 'R'                                    8           172,100
                                          Nestle SA Registered Shares                           324,020        12,830,590
                                                                                                          ---------------
                                                                                                               13,333,209
                                                                                                          ---------------
HEALTH CARE EQUIPMENT &                   Nobel Biocare Holding AG                                9,625           198,754
SUPPLIES - 0.2%                           Sonova Holding AG                                       3,914           237,883
                                          Straumann Holding AG Registered Shares                    806           142,878
                                          Synthes, Inc.                                           4,898           621,096
                                                                                                          ---------------
                                                                                                                1,200,611
                                                                                                          ---------------
INSURANCE - 0.7%                          Baloise Holding AG                                      4,219           318,612
                                          Swiss Life Holding                                      2,886           200,125
                                          Swiss Reinsurance Co. Registered Shares                29,388         1,439,001
                                          Zurich Financial Services AG                           12,199         2,665,249
                                                                                                          ---------------
                                                                                                                4,622,987
                                                                                                          ---------------
LIFE SCIENCES TOOLS & SERVICES - 0.1%     Lonza Group AG Registered Shares                        4,545           421,373
                                                                                                          ---------------
MACHINERY - 0.0%                          OC Oerlikon Corp. AG (a)                                  611            40,861
                                          Schindler Holding AG                                    3,443           157,964
                                          Sulzer AG                                               2,539           146,519
                                                                                                          ---------------
                                                                                                                  345,344
                                                                                                          ---------------
MARINE - 0.0%                             Kuehne & Nagel International AG                         4,353           281,936
                                                                                                          ---------------
PHARMACEUTICALS - 2.7%                    Novartis AG Registered Shares                         200,847        10,058,710
                                          Roche Holding AG                                       58,996         9,133,591
                                                                                                          ---------------
                                                                                                               19,192,301
                                                                                                          ---------------
PROFESSIONAL SERVICES - 0.1%              Adecco SA Registered Shares                            10,618           363,497
                                          SGS SA                                                    387           404,746
                                                                                                          ---------------
                                                                                                                  768,243
                                                                                                          ---------------
TEXTILES, APPAREL & LUXURY GOODS - 0.2%   Compagnie Financiere Richemont SA                      46,224           880,747
                                          The Swatch Group Ltd. Bearer Shares                     2,613           368,531
                                          The Swatch Group Ltd. Registered Shares                 4,656           128,311
                                                                                                          ---------------
                                                                                                                1,377,589
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN SWITZERLAND                                   56,264,125
                                                                                                          ---------------
UNITED KINGDOM - 18.4%

AEROSPACE & DEFENSE - 0.4%                BAE Systems Plc                                       296,941         1,615,995
                                          Cobham Plc                                             79,850           238,682
                                          Meggitt Plc                                            59,138           137,309
                                          Rolls-Royce Group Plc                                 148,028           724,139
                                          Rolls-Royce Group Plc (a)                           8,323,801            11,968
                                                                                                          ---------------
                                                                                                                2,728,093
                                                                                                          ---------------
AIRLINES - 0.0%                           British Airways Plc                                    45,251           119,606
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
AUTO COMPONENTS - 0.0%                    GKN Plc                                                59,800   $        83,262
                                                                                                          ---------------
BEVERAGES - 0.6%                          Diageo Plc                                            210,498         2,957,677
                                          SABMiller Plc                                          71,578         1,201,999
                                                                                                          ---------------
                                                                                                                4,159,676
                                                                                                          ---------------
CAPITAL MARKETS - 0.1%                    3i Group Plc                                           30,759           120,455
                                          ICAP Plc                                               41,753           176,249
                                          Investec Plc                                           25,570           105,580
                                          Man Group Plc                                         137,152           471,824
                                          Schroders Plc                                          11,024           138,678
                                                                                                          ---------------
                                                                                                                1,012,786
                                                                                                          ---------------
CHEMICALS - 0.0%                          Johnson Matthey Plc                                    16,900           268,944
                                                                                                          ---------------
COMMERCIAL BANKS - 2.2%                   Barclays Plc                                          682,849         1,552,041
                                          HBOS Plc                                              430,039           445,165
                                          HSBC Holdings Plc                                     991,572         9,704,709
                                          Lloyds TSB Group Plc                                  475,646           900,266
                                          Royal Bank of Scotland Group Plc                    1,501,988         1,105,656
                                          Standard Chartered Plc                                156,036         1,996,645
                                                                                                          ---------------
                                                                                                               15,704,482
                                                                                                          ---------------
COMMERCIAL SERVICES & SUPPLIES - 0.1%     Group 4 Securicor Plc                                  99,341           295,832
                                          Serco Group Plc                                        45,013           294,658
                                                                                                          ---------------
                                                                                                                  590,490
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING - 0.0%         Balfour Beatty Plc                                     42,120           203,754
                                                                                                          ---------------
CONTAINERS & PACKAGING - 0.0%             Rexam Plc                                              51,289           262,512
                                                                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.0%     London Stock Exchange Group Plc                        12,046            90,357
                                                                                                          ---------------
DIVERSIFIED TELECOMMUNICATION             BT Group Plc                                          656,479         1,320,249
SERVICES - 0.3%                           Cable & Wireless Plc                                  220,100           497,763
                                                                                                          ---------------
                                                                                                                1,818,012
                                                                                                          ---------------
ELECTRIC UTILITIES - 0.3%                 British Energy Group Plc                               82,572           925,297
                                          Scottish & Southern Energy Plc                         70,056         1,235,182
                                                                                                          ---------------
                                                                                                                2,160,479
                                                                                                          ---------------
ENERGY EQUIPMENT & SERVICES - 0.0%        Amec Plc                                               26,645           192,355
                                                                                                          ---------------
FOOD & STAPLES RETAILING - 0.7%           J Sainsbury Plc                                        93,560           446,470
                                          Tesco Plc                                             654,003         3,405,414
                                          William Morrison Supermarkets Plc                     192,228           779,167
                                                                                                          ---------------
                                                                                                                4,631,051
                                                                                                          ---------------
FOOD PRODUCTS - 0.6%                      Associated British Foods Plc                           28,555           300,608
                                          Cadbury Plc                                           116,149         1,026,345
                                          Tate & Lyle Plc                                        34,772           202,606
                                          Unilever Plc                                          107,568         2,470,816
                                                                                                          ---------------
                                                                                                                4,000,375
                                                                                                          ---------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%   Smith & Nephew Plc                                     75,444           481,824
                                                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 0.3%      Carnival Plc                                           15,326           338,460
                                          Compass Group Plc                                     147,980           738,078
                                          Intercontinental Hotels Group Plc                      20,773           171,380
                                          Ladbrokes Plc                                          53,298           143,157
                                          TUI Travel Plc                                         39,184           132,817
                                          Thomas Cook Group Plc                                  28,091            71,834

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Whitbread Plc                                          17,348   $       231,222
                                                                                                          ---------------
                                                                                                                1,826,948
                                                                                                          ---------------
HOUSEHOLD DURABLES - 0.0%                 Berkeley Group Holdings Plc                             3,735            47,363
                                                                                                          ---------------
HOUSEHOLD PRODUCTS - 0.3%                 Reckitt Benckiser Plc                                  48,660         1,823,337
                                                                                                          ---------------
IT SERVICES - 0.0%                        LogicaCMG Plc                                         120,610           121,251
                                                                                                          ---------------
INDEPENDENT POWER PRODUCERS & ENERGY      Drax Group Plc                                         27,189           220,714
TRADERS - 0.1%                            International Power Plc                               128,927           449,274
                                                                                                          ---------------
                                                                                                                  669,988
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES - 0.1%           Smiths Group Plc                                       30,529           392,297
                                          Tomkins Plc                                            78,603           141,521
                                                                                                          ---------------
                                                                                                                  533,818
                                                                                                          ---------------
INSURANCE - 0.7%                          Admiral Group Plc                                      13,207           174,331
                                          Aviva Plc                                             212,278         1,202,872
                                          Friends Provident Plc                                 186,698           238,643
                                          Legal & General Group Plc                             484,369           541,389
                                          Old Mutual Plc                                        397,492           319,482
                                          Prudential Plc                                        214,012         1,299,104
                                          Royal & Sun Alliance Insurance Group                  259,900           517,908
                                          Standard Life Plc                                     171,156           499,640
                                                                                                          ---------------
                                                                                                                4,793,369
                                                                                                          ---------------
INTERNET & CATALOG RETAIL - 0.0%          Home Retail Group                                      72,181           222,782
                                                                                                          ---------------
MACHINERY - 0.0%                          IMI Plc                                                24,844            98,681
                                          Invensys Plc (a)                                       64,547           163,131
                                                                                                          ---------------
                                                                                                                  261,812
                                                                                                          ---------------
MEDIA - 0.5%                              British Sky Broadcasting Plc                           90,532           639,330
                                          Daily Mail & General Trust                             24,362            96,143
                                          ITV Plc                                               287,054           165,625
                                          Pearson Plc                                            70,844           667,730
                                          Reed Elsevier Plc                                      95,363           700,140
                                          Thomson Reuters Plc                                    17,001           378,849
                                          United Business Media Ltd.                             15,334           113,294
                                          WPP Plc                                                98,929           578,471
                                                                                                          ---------------
                                                                                                                3,339,582
                                                                                                          ---------------
METALS & MINING - 1.3%                    Anglo American Plc                                    108,786         2,538,753
                                          Antofagasta Plc                                        31,691           198,516
                                          BHP Billiton Plc                                      184,260         3,573,834
                                          Kazakhmys Plc                                          17,122            58,446
                                          Lonmin Plc                                             12,492           166,502
                                          Rio Tinto Plc Registered Shares                        81,903         1,820,425
                                          Vedanta Resources Plc                                  11,572           103,912
                                          Xstrata Plc                                            53,937           504,709
                                                                                                          ---------------
                                                                                                                8,965,097
                                                                                                          ---------------
MULTI-UTILITIES - 0.6%                    Centrica Plc                                          428,206         1,648,512
                                          National Grid Plc                                     205,696         2,032,576
                                          United Utilities Group Plc                             59,745           542,486
                                                                                                          ---------------
                                                                                                                4,223,574
                                                                                                          ---------------
MULTILINE RETAIL - 0.1%                   Marks & Spencer Group Plc                             139,616           437,632

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                  COMMON STOCKS                                      SHARES            VALUE
---------------------------------------   --------------------------------------------   --------------   ---------------
                                          Next Plc                                               18,727   $       294,279
                                                                                                          ---------------
                                                                                                                  731,911
                                                                                                          ---------------
OIL, GAS & CONSUMABLE FUELS - 4.2%        BG Group Plc                                          278,300         3,852,113
                                          BP Plc                                              1,544,898        11,925,745
                                          Cairn Energy Plc (a)                                   10,300           301,669
                                          Royal Dutch Shell Plc                                 291,305         7,653,486
                                          Royal Dutch Shell Plc Class B                         223,973         5,677,368
                                          Tullow Oil Plc                                         57,495           550,469
                                                                                                          ---------------
                                                                                                               29,960,850
                                                                                                          ---------------
PHARMACEUTICALS - 1.9%                    AstraZeneca Plc                                       120,741         4,939,567
                                          GlaxoSmithKline Plc                                   433,752         8,066,813
                                          Shire Ltd.                                             44,716           658,666
                                                                                                          ---------------
                                                                                                               13,665,046
                                                                                                          ---------------
PROFESSIONAL SERVICES - 0.2%              Capita Group Plc                                       49,791           534,106
                                          Experian Group Ltd.                                    80,535           507,770
                                          Hays Plc                                               87,373            88,288
                                                                                                          ---------------
                                                                                                                1,130,164
                                                                                                          ---------------
REAL ESTATE INVESTMENT TRUSTS             British Land Co. Plc                                   40,216           322,221
(REITS) - 0.2%                            Hammerson Plc                                          22,750           176,234
                                          Land Securities Group Plc                              41,117           552,791
                                          Liberty International Plc                              20,162           139,595
                                          Segro Plc                                              35,377           126,123
                                                                                                          ---------------
                                                                                                                1,316,964
                                                                                                          ---------------
ROAD & RAIL - 0.1%                        Firstgroup Plc                                         38,694           244,704
                                          National Express Group Plc                             12,431            89,389
                                          Stagecoach Group Plc                                   40,760            83,842
                                                                                                          ---------------
                                                                                                                  417,935
                                                                                                          ---------------
SOFTWARE - 0.0%                           Sage Group Plc                                        112,528           278,639
                                                                                                          ---------------
SPECIALTY RETAIL - 0.1%                   The Carphone Warehouse Plc                             32,874            43,080
                                          Kingfisher Plc                                        216,514           426,517
                                                                                                          ---------------
                                                                                                                  469,597
                                                                                                          ---------------
TEXTILES, APPAREL & LUXURY GOODS - 0.0%   Burberry Group Plc                                     35,712           115,625
                                                                                                          ---------------
TOBACCO - 0.9%                            British American Tobacco Plc                          156,974         4,094,960
                                          Imperial Tobacco Group Plc                             82,361         2,199,945
                                                                                                          ---------------
                                                                                                                6,294,905
                                                                                                          ---------------
TRADING COMPANIES & DISTRIBUTORS - 0.1%   Bunzl Plc                                              30,014           256,120
                                          Wolseley Plc                                           53,182           296,252
                                                                                                          ---------------
                                                                                                                  552,372
                                                                                                          ---------------
WATER UTILITIES - 0.0%                    Severn Trent Plc                                       18,856           326,778
                                                                                                          ---------------
WIRELESS TELECOMMUNICATION                Vodafone Group Plc                                  4,354,451         8,916,407
SERVICES - 1.3%
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS IN THE UNITED KINGDOM                           129,514,172
                                                                                                          ---------------
                                          TOTAL COMMON STOCKS - 92.9%                                         656,163,788
                                                                                                          ---------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

                                          EXCHANGE-TRADED FUNDS                              SHARES            VALUE
                                          --------------------------------------------   --------------   ---------------
UNITED STATES - 3.9%
                                          iShares MSCI EAFE Index Fund (d)                      617,845   $    27,722,705
                                                                                                          ---------------
                                          TOTAL EXCHANGE-TRADED FUNDS - 3.9%                                   27,722,705
                                                                                                          ---------------
INDUSTRY                                  PREFERRED STOCKS
GERMANY - 0.2%

AUTOMOBILES - 0.1%                        Volkswagen AG, 4.35%                                    8,482           457,206
                                                                                                          ---------------
HOUSEHOLD PRODUCTS - 0.1%                 Henkel KGaA, 1.75%                                     14,702           460,595
                                                                                                          ---------------
MULTI-UTILITIES - 0.0%                    RWE AG, 3.50%                                           2,624           197,995
                                                                                                          ---------------
                                          TOTAL PREFERRED STOCKS - 0.2%                                         1,115,796
                                                                                                          ---------------
                                          RIGHTS
BELGIUM - 0.0%

DIVERSIFIED FINANCIAL SERVICES - 0.0%     Fortis (b)(e)                                         184,182                 3
                                                                                                          ---------------
                                          TOTAL RIGHTS IN BELGIUM                                                       3
                                                                                                          ---------------
JAPAN - 0.0%
METALS & MINING - 0.0%                    Dowa Mining Co., Ltd. (b)(f)                            7,000                --
                                                                                                          ---------------
                                          TOTAL RIGHTS IN JAPAN                                                        --
                                                                                                          ---------------
SINGAPORE - 0.0%

COMMERCIAL BANKS - 0.0%                   DBS Goup Holdings Ltd. (g)                             46,803            97,454
                                                                                                          ---------------
                                          TOTAL RIGHTS IN SINGAPORE                                                97,454
                                                                                                          ---------------
UNITED KINGDOM - 0.0%

COMMERCIAL BANKS - 0.0%                   HBOS Plc (h)                                          595,130                 9
                                          Lloyds TSB Group Plc (h)                              206,763                 3
                                                                                                          ---------------
                                          TOTAL RIGHTS IN THE UNITED KINGDOM                                           12
                                                                                                          ---------------
                                          TOTAL RIGHTS - 0.0%                                                      97,466
                                                                                                          ---------------
                                          TOTAL LONG-TERM INVESTMENTS
                                          (COST - $865,585,207) - 97.0%                                       685,099,758
                                                                                                          ---------------

                                                                                           BENEFICIAL
                                                                                            INTEREST
                                          SHORT-TERM SECURITIES                               (000)
                                          --------------------------------------------   --------------
                                          BlackRock Liquidity Series, LLC
                                          Cash Sweep Series, 1.64% (i)(j)                USD     11,260        11,259,665
                                                                                                          ---------------
                                          TOTAL SHORT-TERM SECURITIES
                                          (COST - $11,259,665) - 1.6%                                          11,259,665
                                                                                                          ---------------
                                          TOTAL INVESTMENTS
                                          (COST - $876,844,872*) - 98.6%                                      696,359,423
                                          OTHER ASSETS LESS LIABILITIES - 1.4%                                  9,759,975
                                                                                                          ---------------
                                          NET ASSETS - 100.0%                                             $   706,119,398
                                                                                                          ===============

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost                  $ 895,944,370
                                =============
Gross unrealized appreciation   $  44,690,983
Gross unrealized depreciation    (244,275,930)
                                -------------
Net unrealized depreciation     $(199,584,947)
                                =============

(a)  Non-income producing security.

(b)  Security is valued in accordance with the Series' fair valuation policy.

(c)  Depositary receipts.

(d) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)  The rights may be exercised until 7/01/14

(f)  The rights may be exercised until 1/29/10.

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

(g)  The rights may be exercised until 1/20/09.

(h)  The rights may be exercised until 1/09/09.

(i)  Represents the current yield as of report date.

(j) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                          NET
AFFILIATE                                               ACTIVITY       INCOME
---------                                            --------------   --------
BlackRock Liquidity Series, LLC Cash Sweeps Series   USD (2,269,673)  $347,498

- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2008 were as follows:

                                                                                       UNREALIZED
                                                          EXPIRATION       FACE       APPRECIATION
CONTRACTS            ISSUE                EXCHANGE           DATE          VALUE     (DEPRECIATION)
---------   ----------------------   -----------------   ------------   ----------   --------------
    1            IBEX 35 Plus              Eurex         January 2009   $  128,154      $ (1,479)
    4       Hang Seng Index Future       Hong Kong       January 2009      364,962         6,770
   62       OMX Stock Index Future       Stockholm       January 2009      528,796       (12,126)
    1          Dax Index 25 Euro     Eurex Deutschland    March 2009       166,557         1,448
    1            S&P MIB Index             Eurex          March 2009       136,511        (1,524)
  159          DJ Euro Stoxx 50            Eurex          March 2009     5,465,643       (50,714)
   69        FTSE 100 Index Future         LIFFE          March 2009     4,255,013       100,083
   21        SPI 200 Index Future         Sydney          March 2009     1,288,532        82,615
   56         TOPIX Index Future           Tokyo          March 2009     5,045,773       279,324
TOTAL                                                                                   $404,397

- Foreign currency exchange contracts as of December 31, 2008 were as follows:

                                                   UNREALIZED
    CURRENCY          CURRENCY      SETTLEMENT    APPRECIATION
   PURCHASED            SOLD           DATE      (DEPRECIATION)
---------------   ---------------   ----------   --------------
AUD   2,905,650   USD   1,889,627     2/12/09      $  126,948
AUD     427,000   USD     294,124     2/12/09           2,222
USD   1,343,567   AUD   2,073,650     2/12/09         (95,585)
CHF     698,300   USD     589,627     2/12/09          66,746
USD     584,084   CHF     698,300     2/12/09         (72,288)
CHF     233,000   USD     220,812     2/12/09          (1,802)
EUR   7,325,700   USD   9,176,794     2/12/09         988,533
EUR   1,047,000   USD   1,405,492     2/12/09          47,352
EUR     444,100   USD     554,487     2/12/09          61,757
USD   8,950,183   EUR   7,051,300     2/12/09        (834,380)
USD     254,738   EUR     181,600     2/12/09           2,746
GBP   3,413,500   USD   5,244,862     2/12/09        (342,615)
GBP     615,300   USD     912,473     2/12/09         (28,819)
GBP     484,300   USD     709,222     2/12/09         (13,702)
USD     457,851   GBP     307,900     2/12/09          15,665

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

Foreign currency exchange contracts as of December 31, 2008 were as follows (concluded):

                                                   UNREALIZED
    CURRENCY          CURRENCY      SETTLEMENT    APPRECIATION
   PURCHASED            SOLD           DATE      (DEPRECIATION)
---------------   ---------------   ----------   --------------
USD   4,956,738   GBP   3,302,600     2/12/09      $ 213,758
USD     326,195   GBP     224,000     2/12/09          4,500
JPY 521,967,400   USD   5,391,039     2/12/09        372,100
JPY 105,760,000   USD   1,131,019     2/12/09         36,697
JPY  21,045,000   USD     232,921     2/12/09           (559)
USD     479,549   JPY  45,436,000     2/12/09        (22,119)
USD   3,688,263   JPY 354,702,500     2/12/09       (228,074)
USD     138,335   JPY  13,360,600     2/12/09         (9,181)
SEK   4,806,100   USD     594,468     2/12/09         12,836
USD     398,679   SEK   3,204,300     2/12/09         (6,220)
                                                   ---------
TOTAL                                              $ 296,516
                                                   =========

CURRENCY ABBREVIATIONS:

AUD Australian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
SEK Swedish Krona
USD US Dollar

- Effective January 1, 2008, the Series adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

          - Level 1 - price quotations in active markets/exchanges for identical securities

          - Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

          - Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Series' own assumption used in determining the fair value of investments)

               The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

               The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Series' investments:

                                  OTHER FINANCIAL
            INVESTMENTS IN         INSTRUMENTS*
VALUATION     SECURITIES     ------------------------
  INPUTS        ASSETS         ASSETS     LIABILITIES
---------   --------------   ----------   -----------
Level 1      $ 40,464,760    $  470,240   $   (65,843)
Level 2       655,868,163     1,951,860    (1,655,344)
Level 3            26,500            --            --
             ------------    ----------   -----------
TOTAL        $696,359,423    $2,422,100   $(1,721,187)
             ============    ==========   ===========

* Other financial instruments are futures and foreign currency exchange contracts.

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

     The following is a reconciliation of investments for unobservable inputs Level 3 were used in determining fair value:

                                                      INVESTMENTS
                                                           IN
                                                       SECURITIES
                                                      -----------
Balance, as of January 1, 2008                                --
Realized gain (loss)                                          --
Change in unrealized appreciation (depreciation)(1)    $(661,574)
Net purchases (sales)                                         --
Net transfers in/out of Level 3                          688,074
                                                       ---------
Balance, as of December 31, 2008                       $  26,500
                                                       =========

(1) Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3)  Not Applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: March 6, 2009


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: March 6, 2009